Registration No. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------
                      Bear Stearns Mortgage Securities Inc.
                                   (Depositor)
             (Exact name of Registrant as Specified in its Charter

        Delaware                                             13-3633241
  (State of incorporation)               (I.R.S. Employer Identification Number)

                                 245 Park Avenue
                             New York, NewYork 10167
                                 (212) 272-2000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                               -------------------
                              William J. Montgoris
                             Treasurer and Secretary
                      Bear Stearns Mortgage Securities Inc.
                                 245 Park Avenue
                            New York, New York 10167
                                 (212) 272-2000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                               -------------------
                                   Copies to:
                             Lois L. Weinroth, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                               -------------------
        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
                               -------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. / /

                               -------------------
                        CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                               Proposed            Proposed
                                                       Amount to be             maximum            maximum            Amount of
     Title of each class of securities to be          registered (1)           offering           aggregate         registration
                   registered                                             price per unit (1)       offering              fee
                                                                                                  price (1)
----------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Certificates and Mortgage-              $1,000,000               100%             $1,000,000           $295.00
Backed Notes
==================================================================================================================================
(1) Estimated solely for the purpose of calculating the registration fee.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus Supplement and the Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                              PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED           $_________
 __________, 199_)             (APPROXIMATE)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                                     SELLER
                                 [CORPORATION 1]
                                 MASTER SERVICER
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199_-_

     The Mortgage Pass-Through Certificates, Series 199_-_ (collectively, the "Certificates"), consist of all Classes identified in the chart below (the "Offered Certificates") as well as certain additional Classes of Other Certificates (as hereinafter defined) which are not being offered for sale hereunder. The original principal amount of one or more Classes of Certificates may be increased or decreased by up to __% prior to their issuance, depending on the Mortgage Loans actually delivered to the Trustee named herein, and may be adjusted as necessary to obtain the required ratings on the Offered Certificates. It is a condition to their issuance that each Class of Certificates receive the respective ratings (set forth under "Summary of Terms--Rating") of _______________________ and ____________________.
                                                (COVER CONTINUED ON NEXT PAGE)

 THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTERESTS IN BSMSI, THE TRUSTEE, THE MASTER SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY
 GOVERNMENTAL ENTITY, BSMSI, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES, OR ANY OTHER PERSON. DISTRIBUTIONS ON THE CERTIFICATES WILL BE PAYABLE SOLELY FROM
       THE ASSETS TRANSFERRED OR PLEDGED TO THE TRUST FOR THE BENEFIT OF
                              CERTIFICATEHOLDERS.

                                  ------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
  ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                  ------------


$ __________           ____%            Class A-I-1 Certificates     $ __________           ____           Class A-I-11 Certificates
$ __________           ____%            Class A-I-2 Certificates     $ __________           ____           Class A-II Certificates
$ __________           ____%            Class A-I-3 Certificates     $ __________              (3)         Class PO Certificates
$ __________           ____%            Class A-I-4 Certificates     $         (4)             (4)         Class X Certificates
$ __________           ____%            Class A-I-5 Certificates     $ __________           ____           Class B-1 Certificates
$ __________           ____%            Class A-I-6 Certificates     $ __________           ____           Class B-2 Certificates
$ __________              (1)           Class A-I-7 Certificates     $ __________           ____           Class B-3 Certificates
           (2)            (2)           Class A-I-8 Certificates     $ __________           ____           Class R-1 Certificates
$ __________           ____%            Class A-I-9 Certificates     $ __________              (5)         Class R-2 Certificates
$ __________           ____%            Class A-I-10 Certificates


--------------------------
(1) The Class A-I-7 Certificates will bear interest at _____% per annum during the first Interest Accrual Period (as defined herein). During each Interest Accrual Period thereafter, the Class A-I-7 Certificates will bear interest, subject to a maximum rate of _____% per annum and a minimum rate of _____% per annum, at a rate per annum equal to _____% in excess of the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR"), as more fully described herein.
(2) The Class A-I-8 Certificates will have a notional principal amount (the "Class A-I-8 Notional Amount") equal to the Current Principal Amount of the Class A-I-7 Certificates. The Class A-I-8 Certificates will bear interest at _____% per annum during the first Interest Accrual Period. During each Interest Accrual Period thereafter, the Class A-I-8 Certificates will bear interest, subject to a maximum rate of _____% per annum and a minimum rate of _____% per annum, at a rate per annum equal to _____% - LIBOR.
(3) The Class PO Certificates will be principal only Certificates and will not bear interest.
(4) The Class X Certificates will have a notional principal amount (the "Class X Notional Amount") equal to the aggregate Scheduled Principal Balances (as defined herein) of all of the Mortgage Loans and will bear interest on the Class X Notional Amount at a variable Pass-Through Rate equal to the excess of (a) the weighted average of the Net Rates of all of the Mortgage Loans over (b) the weighted average of the Pass-Through Rates of all of the Certificates (other than the Class X Certificates). The Pass-Through Rate for the Class X Certificates for the first Interest Accrual Period is expected to be approximately _____% per annum.
(5) The Class R-2 Certificates will bear interest on their Current Principal Amount at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group I Mortgage Loans (as defined herein).

                          ----------------------------

     Each Class of Offered Certificates (other than the Class PO Certificates) will be purchased by Bear, Stearns & Co. Inc. (the "Underwriter") from Bear Stearns Mortgage Securities Inc. ("BSMSI" or the "Seller") and will be offered by the Underwriter from time to time in negotiated transactions at varying prices to be determined at the time of sale. Proceeds to the Seller are expected to be approximately _____% of the aggregate principal balance of such Offered Certificates plus accrued interest thereon, but before deducting expenses payable by the Seller in connection with the Offered Certificates, estimated to be $__________.

     The Offered Certificates (other than the Class PO Certificates) are offered by the Underwriter when, as and if issued, delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that delivery of the Class R-1 and Class R-2 Certificates will be made against payment therefor at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167 and that delivery of the other Offered Certificates will be made in book entry form only, through the Same Day Funds Settlement System of The Depository Trust Company, in each case on or about _____________, 199_.

                            BEAR, STEARNS & CO. INC.

          The date of this Prospectus Supplement is ____________, 199_

(COVER CONTINUED FROM PREVIOUS PAGE)

     The Offered Certificates and the Other Certificates will represent, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust") consisting primarily of two groups ("Mortgage Loan Group I" and "Mortgage Loan Group II" and each, a "Mortgage Loan Group") of conventional one- to four-family, fully amortizing, fixed rate, first lien residential mortgage loans with original terms to maturity (based on the date of origination or any later modification) of up to 30 years ("Group I Mortgage Loans" and "Group II Mortgage Loans," respectively, and collectively, the "Mortgage Loans"). All Mortgage Loans in Mortgage Loan Group I have Net Rates lower than or equal to _____% per annum and all Mortgage Loans in Mortgage Loan Group II have Net Rates greater than _____% per annum. The characteristics of the Mortgage Loans comprising each Mortgage Loan Group are described herein under "Description of the Mortgage Loans" and in Annex A hereto. All the Mortgage Loans will be acquired by Bear Stearns Mortgage Securities Inc.("BSMSI" or the "Seller") on the date of issuance of the Certificates from [CORPORATION 1].

     Distributions of interest and principal on the Class A-I Certificates and principal on the Class PO Certificates, on the one hand, and distributions of interest and principal on the Class A-II Certificates, on the other, will be equal to an amount based on interest and principal received or advanced with respect to the Group I Mortgage Loans (the Group I Discount Loans in the case of the Class PO Certificates) and the Group II Mortgage Loans, respectively, except under the limited circumstances described herein. The right of the holders of the Class X and Class B Certificates (as defined herein) to receive distributions with respect to the Mortgage Loans will be based upon interest and principal received or advanced with respect to both Mortgage Loan Groups. Such right in the case of the Class B Certificates will be subordinate to the rights of the holders of the Senior Certificates (as defined herein). The rights of holders of each Class of Class B Certificates will be subordinate to the rights of any Class of Class B Certificates with a lower numerical designation.

     Principal and interest on the Certificates are payable as described herein on the ____ day of each month or, if such day is not a Business Day, then on the next succeeding Business Day, beginning in ___________, 199_ (each, a "Distribution Date"). Interest will accrue on the Certificates (other than the Class PO Certificates) at the applicable Pass-Through Rates described above and will be distributed in the amounts as described under "Description of the Certificates--Distributions on the Certificates--Interest" herein. Distributions of principal among the Certificates will be made as described under "Description of the Certificates--Distributions on the Certificates--Principal" herein. Realized Losses (as defined under "Description of the Certificates--Allocation of Losses; Subordination") on the Mortgage Loans will be allocated to the Certificates as described under "Description of the Certificates--Allocation of Losses; Subordination" herein.

     There is currently no secondary market for the Offered Certificates and there can be no assurance that one will develop. The Underwriter intends to establish a market in the Offered Certificates being underwritten by it, but is not obligated to do so. There is no assurance that any such market, if established, will continue.

     THE YIELD TO MATURITY OF EACH CLASS OF OFFERED CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS GENERALLY IN THE RELATED MORTGAGE LOAN GROUP IN THE CASE OF THE CLASS A CERTIFICATES (AS DEFINED HEREIN), THE GROUP I DISCOUNT MORTGAGE LOANS IN THE CASE OF THE CLASS PO CERTIFICATES, AND THE MORTGAGE LOANS IN BOTH MORTGAGE LOAN GROUPS IN THE CASE OF THE CLASS X CERTIFICATES AND THE CLASS B CERTIFICATES. THE MORTGAGE LOANS GENERALLY MAY BE PREPAID IN FULL OR IN PART AT ANY TIME WITHOUT PENALTY. THE YIELD TO MATURITY OF A CLASS OF OFFERED CERTIFICATES PURCHASED AT A DISCOUNT OR PREMIUM WILL BE MORE SENSITIVE TO THE RATE AND TIMING OF PAYMENTS THEREON. HOLDERS OF THE OFFERED CERTIFICATES SHOULD CONSIDER, IN THE CASE OF ANY SUCH CERTIFICATES PURCHASED AT A DISCOUNT, AND INCLUDING THE CLASS PO CERTIFICATES IN THE CASE OF THE GROUP I DISCOUNT MORTGAGE LOANS, THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS ON THE APPLICABLE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY OFFERED CERTIFICATES PURCHASED AT A PREMIUM, AND INCLUDING THE CLASS A-I-8 AND CLASS X CERTIFICATES, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS ON THE APPLICABLE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD. HOLDERS OF THE CLASS A-I-8 AND CLASS X

CERTIFICATES SHOULD CAREFULLY CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH HOLDERS TO RECOVER FULLY THEIR INITIAL INVESTMENTS. THE YIELD ON THE CLASS A-I-7 CERTIFICATES WILL BE SENSITIVE, AND THE YIELD ON THE CLASS A-I-8 CERTIFICATES WILL BE HIGHLY SENSITIVE, TO THE LEVEL OF LIBOR. THE YIELD TO INVESTORS IN THE OFFERED CERTIFICATES (PARTICULARLY THE CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES) ALSO WILL BE ADVERSELY AFFECTED BY REALIZED LOSSES AND NET INTEREST SHORTFALLS (EACH AS DEFINED HEREIN) ON ALL OF THE MORTGAGE LOANS. NO REPRESENTATION IS MADE AS TO THE ANTICIPATED RATE OF PREPAYMENTS ON ANY MORTGAGE LOANS, THE AMOUNT AND TIMING OF REALIZED LOSSES OR INTEREST SHORTFALLS (AS DEFINED HEREIN) OR AS TO THE RESULTING YIELD TO MATURITY OF ANY CLASS OF OFFERED CERTIFICATES. SEE "SUMMARY OF TERMS--YIELD AND PREPAYMENT CONSIDERATIONS" AND "YIELD AND PREPAYMENT CONSIDERATIONS" HEREIN.

     As described herein, two separate real estate mortgage investment conduit ("REMIC") elections will be made in connection with the Trust for federal income tax purposes. As described more fully herein and in the Prospectus, all of the Certificates (other than the Class R-1, Class R-2 and Class X Certificates), as well as each of the Separate Components (as defined herein) comprising the Class X Certificates, will be designated as "regular interests" in a REMIC and the Class R-1 and Class R-2 Certificates will represent the "residual interests" in such REMICs. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. The Class R-1 and Class R-2 Certificates will be subject to certain restrictions on transfer and may have tax liabilities during the early years of the REMICs that substantially exceed the principal and interest paid thereon during such period. See "Restrictions on Purchase and Transfer of the Residual Certificates" herein.

     [CORPORATION 1] (the "Master Servicer") will act as master servicer of the Mortgage Loans and will make certain limited representations and warranties concerning the Mortgage Loans. The obligations of [CORPORATION 1] (and any successor Master Servicer) to repurchase or substitute for a Mortgage Loan as to which a breach has occurred and is continuing will constitute the sole remedies available to Certificateholders with respect to a breach of any representations or warranties concerning the Mortgage Loans. BSMSI will not make any representations or warranties for the benefit of the Certificateholders and will not have any liability to the Certificateholders.

     To the extent statements contained herein do not relate to historic or current information, this Prospectus Supplement may be deemed to contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Actual results could differ materially from those contained in such statements as a result of the matters set forth above, under "Summary of Terms--Yield and Prepayment Considerations" and "Yield and Prepayment Considerations" and elsewhere in this Prospectus Supplement.

     The Offered Certificates offered by this Prospectus Supplement constitute a portion of a separate series of Certificates being offered by the Seller pursuant to its Prospectus dated ____________, 199_, which this Prospectus Supplement is a part of and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.

                                SUMMARY OF TERMS

     THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SUMMARY SHALL HAVE THE MEANING ASSIGNED ELSEWHERE IN THE PROSPECTUS SUPPLEMENT. SEE "INDEX OF PRINCIPAL DEFINITIONS" HEREIN.

Title of Series........................ Mortgage Pass-Through Certificates,
                                           Series 199_-_ (the "Certificates").
                                           The Offered Certificates and the
                                           Other Certificates will represent in
                                           the aggregate the entire beneficial
                                           ownership interest in a trust (the
                                           "Trust") consisting primarily of
                                           Group I Mortgage Loans and Group II
                                           Mortgage Loans having aggregate
                                           principal balances as of the Cut-off
                                           Date of approximately $___________
                                           and $___________, respectively. The
                                           Certificates will be issued pursuant
                                           to a Pooling and Servicing Agreement
                                           to be dated as of the Cut-off Date
                                           (the "Pooling and Servicing
                                           Agreement") among Bear Stearns
                                           Mortgage Securities Inc.), as seller
                                           (the "Seller"), [CORPORATION
                                           ----------- 1], as master servicer
                                           (the "Master Servicer"), and -
                                           ____________________, as trustee (the
                                           "Trustee").


Offered Certificates.................... Class A-I-1     _____%          ______
                                         Class A-I-2     _____%         $ _____
                                         Class A-I-3     _____%         $ _____
                                         Class A-I-4     _____%         $ _____
                                         Class A-I-5     _____%         $ _____
                                         Class A-I-6     _____%         $ _____
                                         Class A-I-7         (1)        $ _____
                                         Class A-1-8         (2)            (2)
                                         Class A-I-9     _____%         $  ____
                                         Class A-I-10    _____%         $  ____
                                         Class A-I-11    _____%         $  ____
                                         Class A-II      _____%         $  ____
                                         Class PO             (3)       $  ____
                                         Class X          Variable Rate $    4)
                                         Class B-1       _____%         $  ____
                                         Class B-2       _____%         $  ____
                                         Class B-3       _____%         $  ____
                                         Class R-1       _____%         $  ____
                                         Class R-2        Variable Rate $  ____

                                         --------------------
                                        (1)  The Class A-I-7 Certificates will
                                             bear interest at _____% per annum
                                             during the first Interest Accrual
                                             Period (as defined herein). During
                                             each Interest Accrual Period
                                             thereafter, the Class A-I-7
                                             Certificates will bear interest,
                                             subject to a maximum rate of _____%
                                             per annum and a minimum rate of
                                             _____% per annum, at a rate per
                                             annum equal to _____% in excess of
                                             the London interbank offered rate
                                             for one-month U.S. dollar deposits
                                             ("LIBOR"), as more fully described
                                             herein. .......

                                        (2)  The Class A-I-8 Certificates will
                                             have a notional principal amount
                                             (the "Class A-I-8 Notional Amount")
                                             equal to the Current Principal
                                             Amount of the Class A-I-7
                                             Certificates. The Class A-I-8
                                             Certificates will bear interest at
                                             _____% per annum during the first
                                             Interest Accrual Period. During
                                             each Interest Accrual Period
                                             thereafter, the Class A-I-8
                                             Certificates will bear interest,
                                             subject to a maximum rate of _____%
                                             per annum and a minimum rate of
                                             _____% per annum, at a rate per
                                             annum equal to _____% - LIBOR.

                                        (3)  The Class PO Certificates are
                                             principal only Certificates and
                                             will receive no interest.

                                        (4)  The Class X Certificates will have
                                             a Class X Notional Amount equal to
                                             the aggregate Scheduled Principal
                                             Balances of all of the Mortgage
                                             Loans. For certain purposes as
                                             described herein, the Class X
                                             Certificates are composed of
                                             Separate Components which are not
                                             separately transferable.

                                        The  original principal amount of one or
                                             more Classes of Certificates may be
                                             increased or decreased by the
                                             Seller by up to __%, depending upon
                                             the Mortgage Loans actually
                                             acquired by the Seller and
                                             delivered to the Trustee. In
                                             addition, the original principal
                                             amount of any Class of Certificates
                                             may be adjusted, as necessary, to
                                             obtain the required ratings on the
                                             Certificates from the Rating
                                             Agencies. Accordingly, any
                                             investor's commitments with respect
                                             to the Certificates may be
                                             correspondingly decreased or
                                             increased.

Other Certificates.................... In addition to the Offered Certificates, the Trust will issue Class B-4, Class
                                           B-5 and Class B-6 Certificates
                                           (collectively, the "Other
                                           Certificates") in aggregate original
                                           principal amounts of approximately
                                           $_________, $_________ and
                                           $_________, respectively. Each of the
                                           Class B-4, Class B-5 and Class B-6
                                           Certificates will bear interest at
                                           the rate of ____% per annum.

                                        Any information contained herein with
                                           respect to the Other Certificates is
                                           provided only to permit a better
                                           understanding of the Offered
                                           Certificates.

Designations
  CERTIFICATES........................ Offered Certificates and Other
                                           Certificates.

  OFFERED CERTIFICATES................ Class A-I-1, Class A-I-2, Class A-I-3,
                                           Class A-I-4, Class A-I-5, Class
                                           A-I-6, Class A-I-7, Class A-I-8,
                                           Class A-I-9, Class A-I-10, Class
                                           A-I-11, Class A-II, Class PO, Class
                                           X, Class B-1, Class B-2, Class B-3,
                                           Class R-1 and Class R-2 Certificates.

  OTHER CERTIFICATES.................. Class B-4, Class B-5 and Class B-6
                                           Certificates (not offered hereby).

  CLASS A CERTIFICATES................ Class A-I and Class A-II Certificates.

  CLASS A-I CERTIFICATES.............. Class A-I-1, Class A-I-2, Class
                                           A-I-3, Class A-I-4, Class A-I-5,
                                           Class A-I-6, Class A-I-7, Class
                                           A-I-8, Class A-I-9, Class A-I-10 and
                                           A- I-11 Certificates

  CLASS A-II CERTIFICATES............. Class A-II Certificates.

  CLASS B CERTIFICATES................ Class B-1, Class B-2, Class B-3,
                                           Class B-4, Class B-5 and Class B-6
                                           Certificates.

  FLOATING RATE CERTIFICATES.......... Class A-I-7 Certificates.

  INVERSE FLOATING RATE CERTIFICATES.. Class A-I-8 Certificates.

  SENIOR CERTIFICATES................. Class A, Class PO, Class X and Class R-1
                                           and Class R-2 Certificates.

  SUBORDINATE CERTIFICATES............ Class B Certificates.

  REGULAR CERTIFICATES................ All Classes of Certificates other than the Class R-1 and Class R-2
                                           Certificates.

  RESIDUAL CERTIFICATES............... Class R-1 and Class R-2 Certificates.

  PHYSICAL CERTIFICATES............... Class R-1 and Class R-2 Certificates.

  BOOK-ENTRY CERTIFICATES............. All Offered Certificates other than the
                                           Physical Certificates.

Denominations......................... Each Class of Book-Entry Certificates
                                           will be registered as a single
                                           Certificate held by Cede & Co., a
                                           nominee of The Depository Trust
                                           Company ("DTC"), and beneficial
                                           interests will be held by investors
                                           through the book-entry facilities of
                                           DTC in the United States, or Cedel
                                           Bank, societe anonyme ("Cedel"), or
                                           the Euroclear System ("Euroclear") in
                                           Europe, as described herein, in
                                           minimum denominations of $25,000,
                                           except for the Class A-I-8 and Class
                                           X Certificates which shall be in
                                           minimum notional denominations of
                                           $500,000 and $1,000,000,
                                           respectively, and in each case
                                           increments of $1 in excess thereof.
                                           One Certificate of each Class of
                                           Book-Entry Certificates may be issued
                                           in a different principal amount to
                                           accommodate the remainder of the
                                           initial principal amount of the
                                           Certificates of such Class.

                                        The Physical Certificates will be issued
                                           in certificated fully-registered
                                           form. The Class R-1 and Class R-2
                                           Certificates will be issued in a
                                           single certificate of $100 each.

Seller................................ Bear Stearns Mortgage Securities Inc.
                                           (the "Seller"). See "The Seller" in
                                           the Prospectus.

Master Servicer....................... [CORPORATION 1] will act as master servicer with respect to the Mortgage
                                           Loans and is sometimes referred to
                                           herein as the "Master Servicer" or
                                           "[CORPORATION 1]." See "Description
                                           of the Mortgage Loans--The Master
                                           Servicer" herein.

Trustee............................... ________________.

Cut-off Date.......................... ______________, 199_.

Closing Date......................... On or about ______________, 199_.

The Mortgage Loans................... The Mortgage Loans will consist of conventional, one-to-four family,
                                           fully amortizing, fixed rate Mortgage
                                           Loans secured by first liens on
                                           residential real properties (the
                                           "Mortgaged Properties") and having an
                                           aggregate principal balance as of the
                                           Cut-off Date of approximately
                                           $____________ (the "Cut-off Date
                                           Scheduled Principal Balance"). The
                                           Mortgage Loans are divided into two
                                           groups (Mortgage Loan Group I and
                                           Mortgage Loan Group II) designated as
                                           the Group I Mortgage Loans and the
                                           Group II Mortgage Loans, having
                                           aggregate Cut-off Date Scheduled
                                           Principal Balances of $___________
                                           and $___________, respectively. All
                                           of the Mortgage Loans in Mortgage
                                           Loan Group I have Net Rates lower
                                           than or equal to _____% per annum and
                                           all of the Mortgage Loans in Mortgage
                                           Loan Group II have Net Rates greater
                                           than _____% per annum. All of the
                                           Mortgage Loans will be acquired by
                                           the Seller on the date of issuance of
                                           the Certificates from the Master
                                           Servicer.

                                        GROUP I MORTGAGE LOANS. Approximately
                                           $___________ aggregate principal
                                           balance of the Group I Mortgage Loans
                                           have original terms to stated
                                           maturity of up to __ years and
                                           approximately $___________ aggregate
                                           principal balance of the Group I
                                           Mortgage Loans have original terms to
                                           stated maturity of greater than __
                                           but not more than __ years, in each
                                           case based on the date of origination
                                           or any later modification. As of the
                                           Cut-off Date, the weighted average
                                           calculated remaining term to maturity
                                           of the Group I Mortgage Loans was
                                           approximately _____ months. The
                                           original principal balances of the
                                           Group I Mortgage Loans ranged from
                                           approximately $___________ to
                                           approximately $___________ and the
                                           average principal balance at
                                           origination was approximately
                                           $___________. As of the Cutoff Date,
                                           the outstanding principal balances of
                                           the Group I Mortgage Loans ranged
                                           from approximately $___________ to
                                           approximately $____________, and the
                                           average outstanding principal balance
                                           as of the Cut-off Date was
                                           approximately $-----------.

                                        The Mortgage Rates on the Group I
                                           Mortgage Loans are fixed rates
                                           ranging from _____% per annum to
                                           _____% per annum, with a weighted
                                           average Mortgage Rate as of the
                                           Cut-off Date of approximately _____%
                                           per annum. The weighted average Net
                                           Rate on the Group I Mortgage Loans as
                                           of the Cut-off Date is approximately
                                           _____% per annum.

                                        Approximately _____%, _____%, _____% and
                                           _____% of the Group I Mortgage Loans
                                           (measured by Cut-off Date Scheduled
                                           Principal Balance) are secured by
                                           Mortgaged Properties located in
                                           ___________, ___________, ___________
                                           and ___________, respectively.

                                        GROUP II MORTGAGE LOANS. Approximately
                                           $___________ aggregate principal
                                           balance of the Group II Mortgage
                                           Loans have original terms to stated
                                           maturity of up to __ years and
                                           approximately $___________ aggregate
                                           principal balance of the Group II
                                           Mortgage Loans have original terms to
                                           stated maturity of greater than __
                                           but not more than __ years, in each
                                           case based on the date of origination
                                           or any later modification. As of the
                                           Cut-off Date, the weighted average
                                           calculated remaining term to maturity
                                           of the Group II Mortgage Loans was
                                           approximately _____ months. The
                                           original principal balances of the
                                           Group II Mortgage Loans ranged from
                                           approximately $___________ to
                                           approximately $___________ and the
                                           average principal balance at
                                           origination was approximately
                                           $___________. As of the Cutoff Date,
                                           the outstanding principal balances of
                                           the Group II Mortgage Loans ranged
                                           from approximately $___________ to
                                           approximately $___________, and the
                                           average outstanding principal balance
                                           as of the Cut-off Date was
                                           approximately $-----------.

                                        The Mortgage Rates on the Group II
                                           Mortgage Loans are fixed rates
                                           ranging from _____% per annum to
                                           _____% per annum, with a weighted
                                           average Mortgage Rate as of the
                                           Cut-off Date of approximately _____%
                                           per annum. The weighted average Net
                                           Rate on the Group II Mortgage Loans
                                           as of the Cut-off Date is
                                           approximately _____% per annum.

                                        Approximately _____%, _____%, _____% and
                                           _____% of the Group II Mortgage Loans
                                           (measured by Cut-off Date Scheduled
                                           Principal Balance) are secured by
                                           Mortgaged Properties located in
                                           ___________, ___________, ___________
                                           and ___________, respectively.

                                        For a further description of the
                                           Mortgage Loans, see "Description of
                                           the Mortgage Loans" herein and Annex
                                           A attached hereto.

Net Rate.............................. The "Net Rate" for each Mortgage Loan is the interest rate borne by such
                                           Mortgage Loan (the "Mortgage Rate"),
                                           less the sum of the Master Servicing
                                           Fee and the Trustee's Fee
                                           attributable thereto (in each case
                                           expressed as a per annum rate) (the
                                           "Aggregate Expense Rate"). It is
                                           expected that with respect to each
                                           Distribution Date, the Master
                                           Servicing Fee (which includes the fee
                                           payable to any sub-servicer ) for the
                                           Mortgage Loans will be _____% per
                                           annum, and the Trustee's Fee will be
                                           _____% per annum, of the Scheduled
                                           Principal Balance of each Mortgage
                                           Loan as of the Due Date in the month
                                           preceding the month in which such
                                           Distribution Date occurs. For any
                                           Distribution Date, the "Due Date"
                                           will be the _______ day of the month
                                           in which such Distribution Date
                                           occurs.

                                           The "Scheduled Principal Balance" of
                                           a Mortgage Loan with respect to a
                                           Distribution Date is (i) the unpaid
                                           principal balance of such Mortgage
                                           Loan as of the close of business on
                                           the Due Date in the month preceding
                                           the month of the Distribution Date
                                           (i.e., taking account of the
                                           principal payment to be made on such
                                           Due Date
                                           and irrespective of any delinquency
                                           in its payment), as specified in the
                                           amortization schedule at the time
                                           relating thereto (before any
                                           adjustment to such amortization
                                           schedule by reason of any bankruptcy
                                           or similar proceeding occurring after
                                           the Cut-off Date (other than a
                                           Deficient Valuation, as defined under
                                           "Description of the
                                           Certificates--Allocation of Losses;
                                           Subordination" herein) or any
                                           moratorium or similar waiver or grace
                                           period) less (ii) any Principal
                                           Prepayments and the principal portion
                                           of any Net Liquidation Proceeds (as
                                           defined herein) received during or
                                           prior to the related Prepayment
                                           Period (as defined herein); provided
                                           that the Scheduled Principal Balance
                                           of any Liquidated Mortgage Loan (as
                                           defined herein) is zero.

Distribution Dates................... The ____ day of each month, or if such day is not a Business Day, then the next
                                           succeeding Business Day, beginning in
                                           ________, 199_ (each, a "Distribution
                                           Date").

Record Date.......................... The "Record Date" for each Distribution
                                           Date will be the close of business on
                                           the last business day of the month
                                           preceding the month in which such
                                           Distribution Date occurs.

Due Period........................... With respect to each Distribution Date, the period commencing on the second
                                           day of the month preceding the month
                                           in which the Distribution Date occurs
                                           and ending at the close of business
                                           on the first day of the month in
                                           which the Distribution Date occurs
                                           (each, a "Due Period").

Prepayment Period.................... With respect to each Distribution Date, the period from the first day through
                                           the last day of the month preceding
                                           the month of such Distribution Date
                                           (each, a "Prepayment Period").

Distributions on the
 Certificates........................ GENERAL.  On each Distribution Date, (i)
                                           the Senior Certificates will be
                                           entitled to receive all amounts
                                           distributable to them for such
                                           Distribution Date before any
                                           distributions are made to the Classes
                                           of Subordinate Certificates on such
                                           date and (ii) the Subordinate
                                           Certificates of each Class will be
                                           entitled to receive all amounts
                                           distributable to them for such
                                           Distribution Date before any
                                           distributions are made on such date
                                           on any Class of Subordinate
                                           Certificates with a higher numerical
                                           Class designation. In general, an
                                           amount equal to the Group I Available
                                           Funds (as defined herein) for such
                                           Distribution Date will be allocated
                                           FIRST, to pay interest due the
                                           holders of the Class A-I Certificates
                                           and the Residual Certificates and
                                           Class X Component I Accrued
                                           Certificate Interest (as defined
                                           herein) and then to reduce the
                                           Current Principal Amounts of the
                                           Senior Certificates (other than the
                                           Class A-II Certificates); SECOND,
                                           subject to the limitations described
                                           herein, to pay the Class PO Deferred
                                           Amount for such Distribution Date to
                                           the Class PO Certificates; and THIRD,
                                           to pay interest on and then principal
                                           of each Class of Subordinate
                                           Certificates in the order of their
                                           numerical Class designations. In
                                           general, an amount equal to the Group
                                           II Available Funds (as defined
                                           herein) for such Distribution Date
                                           will be allocated FIRST, to pay
                                           interest due on the Class A-II
                                           Certificates and Class X
                                           Component II Accrued Certificate
                                           Interest (as defined herein) and then
                                           to reduce the Current Principal
                                           Amount of the Class A-II
                                           Certificates; and SECOND, to pay
                                           interest on and then principal of
                                           each Class of Subordinate
                                           Certificates in the order of their
                                           numerical Class designations. The
                                           Group I Available Funds and the Group
                                           II Available Funds in the aggregate
                                           (the "Available Funds") will be
                                           allocated among the Classes of
                                           Certificates in the manner set forth
                                           in "Description of the Certificates--
                                           Distributions on the
                                           Certificates--Allocation of Available
                                           Funds" herein. No distribution of
                                           interest or principal from Group I
                                           Available Funds or from Group II
                                           Available Funds will be made on any
                                           Class of Subordinate Certificates on
                                           any Distribution Date until all
                                           distributions of interest and
                                           principal have been made on such date
                                           on each Class of Certificates having
                                           a higher priority with respect to the
                                           same Available Funds.

                                        INTEREST. Interest will accrue during
                                           the preceding Interest Accrual Period
                                           for each interest-bearing Class of
                                           Certificates at the related rate
                                           described below (each, a
                                           "Pass-Through Rate") on the Current
                                           Principal Amount (as defined below),
                                           Class A-I-8 Notional Amount or Class
                                           X Notional Amount of such Class
                                           immediately preceding such
                                           Distribution Date. The Class PO
                                           Certificates are principal only
                                           Certificates and will not bear
                                           interest. With respect to each
                                           Distribution Date, the "Interest
                                           Accrual Period" for each Class of
                                           interest-bearing Certificates (other
                                           than the Class A-I-7 and Class A-I-8
                                           Certificates) will be the calendar
                                           month preceding the month in which
                                           the Distribution Date occurs,
                                           commencing in ___________, 199_. The
                                           Interest Accrual Period for the Class
                                           A-I-7 and Class A-I-8 Certificates
                                           for each Distribution Date will
                                           commence on the _____ day of the
                                           calendar month preceding the calendar
                                           month in which such Distribution Date
                                           occurs and will end on the _____ day
                                           of the calendar month in which such
                                           Distribution Date occurs. Interest
                                           will be calculated on the basis of a
                                           360-day year comprised of twelve
                                           30-day months.

                                        Each interest-bearing Class of
                                           Certificates (other than the Floating
                                           Rate, Inverse Floating Rate, Class X
                                           and Class R-2 Certificates) will bear
                                           interest at the fixed Pass-Through
                                           Rates set forth on the cover page
                                           hereof.

                                        The Class A-I-7 Certificates will bear
                                           interest at _____% per annum during
                                           the first Interest Accrual Period.
                                           During each Interest Accrual Period
                                           thereafter, the Class A-I-7
                                           Certificates will bear interest
                                           subject to maximum rate of _____% per
                                           annum and a minimum rate of _____%
                                           per annum, at a rate per annum equal
                                           to _____% in excess of LIBOR, as more
                                           fully described herein.

                                        The Class A-I-8 Certificates will bear
                                           interest on the Class A-I-8 Notional
                                           Amount at _____% per annum during the
                                           first Interest Accrual Period. During
                                           each Interest Accrual Period
                                           thereafter, the Class A-I-8
                                           Certificates will bear interest on
                                           the Class A-I-8 Notional Amount
                                           subject to a maximum rate of _____%
                                           per
                                           annum and a minimum rate of _____%
                                           per annum, at a rate equal to _____%
                                           - LIBOR, as more fully described
                                           herein.

                                        The Class X Certificates will bear
                                           interest on the Class X Notional
                                           Amount at a variable Pass-Through
                                           Rate equal to the excess of (a) the
                                           weighted average of the Net Rates of
                                           all of the Mortgage Loans over (b)
                                           the weighted average of the
                                           Pass-Through Rates of all of the
                                           Certificates (other than the Class X
                                           Certificates). The Pass-Through Rate
                                           for the Class X Certificates for the
                                           first Interest Accrual Period is
                                           expected to be approximately _____%
                                           per annum.

                                        In order to calculate the source of
                                           interest due on the Class X
                                           Certificates and for REMIC purposes,
                                           the Class X Certificates are deemed
                                           to consist of separate components
                                           (each, a "Separate Component"),
                                           certain of which correspond to the
                                           Class A-I Certificates, the Class R-1
                                           Certificates and a principal amount
                                           of the Class B Certificates which
                                           derives its distributions from the
                                           Group I Mortgage Loans (collectively,
                                           "Component I") and one which
                                           corresponds to the Class A-II
                                           Certificates and the principal amount
                                           of the Class B Certificates which
                                           derives its distributions from the
                                           Group II Mortgage Loans ("Component
                                           II").

                                        Since interest on the Class X
                                           Certificates is based on amounts paid
                                           on both the Group I Mortgage Loans
                                           and the Group II Mortgage Loans, the
                                           Accrued Certificate Interest for the
                                           Class X Certificates may also be
                                           expressed as the sum of the Class X
                                           Component I Accrued Certificate
                                           Interest and the Class X Component II
                                           Accrued Certificate Interest (each as
                                           defined herein.)

                                        The Class R-2 Certificates will bear
                                           interest on their Current Principal
                                           Amount at a variable Pass-Through
                                           Rate equal to the weighted average of
                                           the Net Rates of the Group I Mortgage
                                           Loans.

                                        On each Distribution Date, interest will
                                           be distributable on each
                                           interest-bearing Class of
                                           Certificates from the Group I
                                           Available Funds and/or Group II
                                           Available Funds, as described above,
                                           for such Distribution Date in an
                                           aggregate amount equal to the Accrued
                                           Certificate Interest for such Class
                                           on such Distribution Date, plus any
                                           Accrued Certificate Interest thereon
                                           remaining undistributed from previous
                                           Distribution Dates.

                                        The "Accrued Certificate Interest" for
                                           any interest-bearing Certificate for
                                           any Distribution Date will equal the
                                           interest accrued during the related
                                           Interest Accrual Period at the
                                           applicable Pass-Through Rate on the
                                           Current Principal Amount (or, in the
                                           case of the Class A-I-8 Certificates,
                                           the Class A-I-8 Notional Amount and
                                           in the case of the Class X
                                           Certificates, the Class X Notional
                                           Amount) of such Certificate
                                           immediately prior to such
                                           Distribution Date less (i) in the
                                           case of an interest-bearing Senior
                                           Certificate, such Certificate's share
                                           of any Net Interest Shortfall and the
                                           interest portion of any Excess Losses
                                           (each as defined herein) and, after
                                           the Distribution Date on which the
                                           Current Principal Amounts of the
                                           Subordinate Certificates are reduced
                                           to zero (the "Cross-Over Date"), the
                                           interest portion of any Realized
                                           Losses and (ii) in the case of a
                                           Subordinate Certificate, such
                                           Certificate's share of any Net
                                           Interest Shortfall and the interest
                                           portion of any Realized Losses.

                                        Such shortfalls and losses will be
                                           allocated among the Senior
                                           Certificates in proportion to the
                                           amount of Accrued Certificate
                                           Interest that would have been
                                           allocated thereto in the absence of
                                           such shortfalls or losses. See
                                           "Description of the Certificates--
                                           Distributions on the
                                           Certificates--Interest" and
                                           "--Allocation of Losses;
                                           Subordination" herein.

                                        Any Interest Shortfalls resulting from
                                           prepayments from the first through
                                           the last day of such month will be
                                           offset by the Master Servicer to the
                                           extent such Interest Shortfalls do
                                           not exceed the lesser of (i) the
                                           Master Servicing Fee in connection
                                           with such Distribution Date or (ii)
                                           1/12 of _____% of the Scheduled
                                           Principal Balances of the Mortgage
                                           Loans with respect to such
                                           Distribution Date (the amount of such
                                           fee so used, a "Compensating Interest
                                           Payment"). No assurance can be given
                                           that the servicing compensation
                                           available to cover Interest
                                           Shortfalls will be sufficient
                                           therefor. See "The Pooling and
                                           Servicing Agreement--Servicing
                                           Compensation and Payment of Expenses"
                                           herein.

                                        The "Current Principal Amount" of any
                                           Certificate (other than a Class A-I-8
                                           Certificate or a Class X Certificate)
                                           as of any Distribution Date will
                                           equal such Certificate's initial
                                           principal amount on the Closing Date
                                           as reduced by (i) all amounts
                                           distributed on previous Distribution
                                           Dates on such Certificate on account
                                           of principal (and the Class PO Cash
                                           Shortfall with respect to a Class PO
                                           Certificate), (ii) the principal
                                           portion of all Realized Losses
                                           previously allocated to such
                                           Certificate and (iii) in the case of
                                           a Subordinate Certificate, such
                                           Certificate's share, if any, of the
                                           Subordinate Certificate Writedown
                                           Amount and the Class PO Deferred
                                           Payment Writedown Amount (each, as
                                           defined herein) for previous
                                           Distribution Dates.

                                        The Class A-I-8 Certificates will have a
                                           notional principal balance equal to
                                           the Current Principal Amount of the
                                           Class A-I-7 Certificates.

                                        The Class X Certificates will have a
                                           notional principal balance equal to
                                           the aggregate Scheduled Principal
                                           Balances of all of the Mortgage
                                           Loans.

                                        PRINCIPAL. Principal will be
                                           distributable monthly on the Senior
                                           Certificates (other than the Class
                                           A-I-8 and Class X Certificates) on
                                           each Distribution Date in an
                                           aggregate amount equal to the sum of
                                           the Group I Senior Optimal Principal
                                           Amount, the Class PO Principal
                                           Distribution Amount and the Group II
                                           Senior Optimal Principal Amount (each
                                           as defined herein) for such

                                        Distribution Date to the extent of the
                                           Group I Available Funds or Group II
                                           Available Funds, as applicable,
                                           subject to certain limited
                                           exceptions, for such Distribution
                                           Date, remaining after distributions
                                           of interest are made on the related
                                           interest-bearing Senior Certificates
                                           on such date. Subject to such
                                           limitation, the Group I Senior
                                           Optimal Principal Amount, the Class
                                           PO Principal Distribution Amount and
                                           the Group II Senior Optimal Principal
                                           Amount will be allocated among the
                                           Senior Certificates in the manner
                                           described herein.

                                        Principal will be distributed monthly on
                                           each Class of Subordinate
                                           Certificates on each Distribution
                                           Date in an aggregate amount equal to
                                           such Class's Allocable Share (as
                                           defined herein) for such Distribution
                                           Date to the extent of the sum of the
                                           Group I Available Funds and the Group
                                           II Available Funds remaining after
                                           (i) distributions of interest and
                                           principal have been made on each
                                           Senior Certificate entitled thereto
                                           as described herein, (ii) subject to
                                           the limitations described herein, the
                                           Class PO Deferred Amount for such
                                           Distribution Date has been
                                           distributed in respect of the Class
                                           PO Certificates, (iii) distributions
                                           of interest and principal have been
                                           made on each Class of Subordinate
                                           Certificates, if any, with a lower
                                           numerical Class designation than such
                                           Class and (iv) distributions of
                                           interest have been made on such Class
                                           of Subordinate Certificates.

                                        Distributions of principal on a Class of
                                           Certificates will be made on a PRO
                                           RATA basis among all outstanding
                                           Certificates of such Class. See
                                           "Description of the
                                           Certificates--Distributions on the
                                           Certificates" herein.

                                        CLASS PO DEFERRED AMOUNT. On each
                                           Distribution Date, the PO Percentage
                                           (as defined herein) of the principal
                                           portion of any Realized Loss in
                                           respect of a Group I Discount
                                           Mortgage Loan (as defined herein)
                                           will be allocated to the Class PO
                                           Certificates. See "Description of the
                                           Certificates--Allocation of Losses;
                                           Subordination" herein. On each
                                           Distribution Date through the
                                           Cross-Over Date, the Class PO
                                           Certificates will be entitled to
                                           receive, to the extent of Group I
                                           Available Funds remaining after
                                           distributions of interest and
                                           principal on the Senior Certificates
                                           (other than the Class A-II
                                           Certificates and the Class X
                                           Component II Accrued Certificate
                                           Interest on the Class X Certificates)
                                           have been made from such funds on
                                           such Distribution Date, any Class PO
                                           Deferred Amount for such Distribution
                                           Date; provided, that distributions in
                                           respect of the Class PO Deferred
                                           Amount on any Distribution Date will
                                           not exceed the excess, if any, of (x)
                                           the Available Funds (as defined
                                           herein) remaining after giving effect
                                           to the distributions pursuant to
                                           priorities (A) FIRST through THIRD
                                           and (B) FIRST through THIRD under
                                           "Description of the
                                           Certificates--Distributions on the
                                           Certificates" herein over (y) the
                                           amount of Accrued Certificate
                                           Interest for such Distribution Date
                                           and Accrued Certificate Interest
                                           remaining undistributed from previous
                                           Distribution Dates on all Classes of
                                           Subordinate Certificates.
                                           Distributions in respect of the Class
                                           PO Deferred Amount shall not reduce
                                           the

                                           Current Principal Amount of the Class
                                           PO Certificates. The "Class PO
                                           Deferred Amount" means, as to each
                                           Distribution Date through the
                                           Cross-Over Date, the aggregate of all
                                           amounts allocable on such date to the
                                           Class PO Certificates in respect of
                                           the principal portion of Realized
                                           Losses (other than Excess Losses) and
                                           Class PO Cash Shortfall and all
                                           amounts previously allocated in
                                           respect of such losses (other than
                                           Excess Losses) and Class PO Cash
                                           Shortfall to the Class PO
                                           Certificates and not distributed on
                                           prior Distribution Dates.

Additional Rights of the
 Residual Certificates...............In addition to distributions of principal and interest, the holders of the
                                           Residual Certificates will be
                                           entitled to receive (i) the amount,
                                           if any, of Available Funds remaining
                                           on any Distribution Date after
                                           distributions of interest and
                                           principal are made on the
                                           Certificates on such date and (ii)
                                           the proceeds, if any, of the assets
                                           of the Trust remaining after the
                                           Current Principal Amount of each
                                           Class of Certificates has been
                                           reduced to zero. It is not
                                           anticipated that any material assets
                                           will be remaining for such
                                           distributions at any such time.

Credit Enhancement--
 General.............................. Credit enhancement for the Senior
                                           Certificates will be provided by the
                                           Subordinate Certificates. Credit
                                           enhancement for each Class of
                                           Subordinate Certificates will be
                                           provided by the Class or Classes of
                                           Subordinate Certificates with higher
                                           numerical Class designations.

Credit Enhancement--
 Subordination......................... The rights of the holders of each Class of Subordinate Certificates to
                                           receive distributions with respect to
                                           the Mortgage Loans will be
                                           subordinated to such rights of the
                                           holders of the related Senior
                                           Certificates and of each Class of
                                           Subordinate Certificates having a
                                           lower numerical Class designation
                                           than such Class. The subordination of
                                           the Subordinate Certificates to
                                           Senior Certificates, and the further
                                           subordination among the Subordinate
                                           Certificates, are each intended to
                                           increase the likelihood of timely
                                           receipt by the holders of
                                           Certificates with higher relative
                                           payment priority of the maximum
                                           amount to which they are entitled on
                                           any Distribution Date and to provide
                                           such holders protection against
                                           losses resulting from defaults on
                                           Mortgage Loans to the extent
                                           described herein. The Subordinate
                                           Certificates also provide protection
                                           to a lesser extent against Special
                                           Hazard Losses, Fraud Losses and
                                           Bankruptcy Losses (each as defined
                                           herein) to the extent described
                                           herein. However, in certain
                                           circumstances, the amount of
                                           available subordination (including
                                           the limited subordination provided
                                           for certain types of losses) may be
                                           exhausted and shortfalls in
                                           distributions on the Offered
                                           Certificates could result. Except
                                           with respect to the Class PO
                                           Certificates as described below,
                                           holders of Senior Certificates will
                                           bear their PRO RATA share of any
                                           Realized Losses with respect to
                                           Mortgage Loans in both Mortgage Loan
                                           Groups in excess of the available
                                           total subordination amount. See
                                           "Description of the

                                           Certificates--Distributions on the
                                           Certificates," "--Allocation of
                                           Losses; Subordination" and
                                           "--Subordination" herein.

                                        Since the Subordinate Certificates will
                                           absorb Realized Losses on Mortgage
                                           Loans in both Mortgage Loan Groups, a
                                           disproportionate amount of Realized
                                           Losses with respect to Mortgage Loans
                                           in either Mortgage Loan Group will
                                           adversely impact the availability of
                                           subordination to the Certificates
                                           related to the other Mortgage Loan
                                           Group.

                                        As of the Closing Date, the aggregate
                                           Current Principal Amounts of all
                                           classes of Subordinate Certificates
                                           and of the Other Certificates will
                                           equal approximately _____% and
                                           _____%, respectively, of the
                                           aggregate Current Principal Amounts
                                           of all Classes of Certificates.

                                        In addition, to extend the period during
                                           which the Subordinate Certificates
                                           remain available as credit
                                           enhancement for the Senior
                                           Certificates, the entire amount of
                                           any prepayments and certain other
                                           unscheduled recoveries of principal
                                           with respect to the Mortgage Loans
                                           will be allocated to the related
                                           Senior Certificates to the extent
                                           described herein during the first
                                           five years after the Cut-off Date
                                           (with such allocation being subject
                                           to reduction thereafter as described
                                           herein). This allocation has the
                                           effect of accelerating the
                                           amortization of the related Senior
                                           Certificates as a whole while, in the
                                           absence of losses in respect of the
                                           Mortgage Loans, increasing the
                                           percentage interest in the principal
                                           balance of the Mortgage Loans in both
                                           Mortgage Loan Groups evidenced by the
                                           Subordinate Certificates. See
                                           "Description of the
                                           Certificates--Distributions on the
                                           Certificates" and "--Subordination"
                                           herein.

                                        In certain other instances as described
                                           in paragraph (D) under "Description
                                           of the Certificates--Distributions on
                                           the Certificates--Allocation of
                                           Available Funds," Principal
                                           Prepayments otherwise distributable
                                           to the Class B Certificates will in
                                           lieu thereof be distributed to Senior
                                           Certificates.

Monthly Advances...................... The Master Servicer will be obligated to advance delinquent scheduled payments
                                           of principal and interest on the
                                           Mortgage Loans under certain
                                           circumstances (each such advance, a
                                           "Monthly Advance"). See "The Pooling
                                           and Servicing Agreement--Monthly
                                           Advances" herein.

Allocation of Losses................. Subject to the limitations set forth below, Realized Losses on the
                                           Mortgage Loans will be allocated as
                                           follows: first, among the Subordinate
                                           Certificates in the inverse order of
                                           their numerical Class designations
                                           beginning with the Class B-6
                                           Certificates and second, PRO RATA to
                                           the Classes of Senior Certificates as
                                           described herein, until, in each
                                           case, the Current Principal Amount of
                                           each such Class of Certificates is
                                           reduced to zero. The aggregate
                                           amounts of Realized Losses which may
                                           be allocated by means of
                                           Subordination to cover Special Hazard
                                           Losses, Fraud Losses and Bankruptcy
                                           Losses are initially limited to
                                           $___________,

                                           $___________ and $___________,
                                           respectively. All of the foregoing
                                           amounts are subject to periodic
                                           reduction as described herein.

                                        Any Special Hazard Losses, Fraud Losses
                                           and Bankruptcy Losses in excess of
                                           the respective amounts of coverage
                                           therefor ("Excess Special Hazard
                                           Losses," "Excess Fraud Losses" and
                                           "Excess Bankruptcy Losses,"
                                           respectively, and collectively,
                                           "Excess Losses") on Non-Discount
                                           Mortgage Loans in Mortgage Loan Group
                                           I will be allocated on a PRO RATA
                                           basis among the Senior Certificates
                                           (other than the Class PO
                                           Certificates) and Subordinate
                                           Certificates (any such Realized
                                           Losses so allocated to such Senior
                                           Certificates will be allocated PRO
                                           RATA without priority among the
                                           various Classes thereof). The
                                           principal portion of such losses on
                                           Group I Discount Mortgage Loans will
                                           be allocated to the Class PO
                                           Certificates in an amount equal to
                                           the related PO Percentage thereof,
                                           and the remainder of such losses on
                                           Discount Mortgage Loans will be
                                           allocated among the remaining Senior
                                           Certificates on a PRO RATA basis as
                                           described above. After the Cross-Over
                                           Date, all Realized Losses (including,
                                           without limitation, all Special
                                           Hazard Losses, Fraud Losses and
                                           Bankruptcy Losses) on Group I
                                           Mortgage Loans will be allocated
                                           among the Senior Certificates as
                                           described above. The amount of any
                                           Realized Loss (other than an Excess
                                           Loss) allocated to the Class PO
                                           Certificates on or prior to the
                                           CrossOver Date will be treated as
                                           Class PO Deferred Amount. Prior to
                                           the Cross-Over Date, Excess Losses on
                                           Group II Mortgage Loans, and after
                                           the Cross-Over Date, all Realized
                                           Losses on Group II Mortgage Loans
                                           will be allocated on a PRO RATA basis
                                           among the Senior Certificates (other
                                           than the Class PO Certificates). See
                                           "Description of the
                                           Certificates--Allocation of Losses;
                                           Subordination" herein.

                                        Neither the Offered Certificates nor the
                                           Mortgage Loans are insured or
                                           guaranteed by any governmental agency
                                           or instrumentality or by the Seller,
                                           the Trustee, the Master Servicer or
                                           any affiliate thereof or any other
                                           person.

Yield and Prepayment
 Considerations....................... GENERAL CONSIDERATIONS.  The yield to maturity of each Class of Offered
                                           Certificates will be affected by the
                                           amount and timing of principal
                                           payments on the related Mortgage
                                           Loans, the allocation of Group I
                                           Available Funds and/or Group II
                                           Available Funds, as applicable, to
                                           such Class of Certificates, the
                                           applicable Pass-Through Rate for
                                           such Class of Certificates and the
                                           purchase price paid for such
                                           Certificates. In addition, the yields
                                           to investors in the Certificates will
                                           be adversely affected by Realized
                                           Losses and Net Interest Shortfalls
                                           allocated thereto. Furthermore, the
                                           yield to investors in the Floating
                                           Rate Certificates and Inverse
                                           Floating Rate Certificates will be
                                           affected by the future levels of
                                           LIBOR. The interaction of the
                                           foregoing factors may have different
                                           effects on the various Classes of
                                           Certificates and the effects on any
                                           Class may vary at different times
                                           during the life of such Class. No
                                           representation is made as to the
                                           anticipated rate of prepayments on
                                           any Mortgage Loans, the amount or
                                           timing of Realized Losses or Net
                                           Interest Shortfalls, future levels of
                                           LIBOR or the anticipated yield to
                                           maturity of any Certificates.
                                           Prospective investors are urged to
                                           consider their own estimates as to
                                           the anticipated rate of future
                                           prepayments on the Mortgage Loans and
                                           the suitability of the Certificates
                                           to their investment objectives. In
                                           addition to the discussion below,
                                           prospective investors should review
                                           the discussion under "Yield and
                                           Prepayment Considerations" herein and
                                           in the Prospectus.

                                        MORTGAGE LOAN PAYMENTS. If prevailing
                                           mortgage rates fall significantly
                                           below the Mortgage Rates on the
                                           Mortgage Loans, the Mortgage Loans
                                           are likely to be subject to higher
                                           prepayment rates than if prevailing
                                           rates remain at or above the Mortgage
                                           Rates on the Mortgage Loans. Other
                                           factors affecting prepayments of
                                           Mortgage Loans include changes in
                                           Mortgagors' housing needs, job
                                           transfers, unemployment, net equity
                                           in the Mortgaged Properties and
                                           servicing decisions. Amounts received
                                           by virtue of liquidations of Mortgage
                                           Loans, repurchases of Mortgage Loans
                                           upon breach of representations or
                                           warranties and optional termination
                                           of the Trust also affect the receipt
                                           of principal on the Mortgage Loans.
                                           In general, the Mortgage Loans may be
                                           prepaid at any time without penalty.
                                           In addition, the rate of prepayments
                                           will be affected by the rate and
                                           timing of the sale of the Mortgaged
                                           Properties because all of the
                                           Mortgage Loans contain due-on-sale
                                           clauses.

                                        TIMING OF PAYMENTS AND DISTRIBUTIONS.
                                           Unlike certain corporate bonds, the
                                           timing and amount of principal
                                           payments on the Certificates are not
                                           fixed because they are generally
                                           determined by the timing and amount
                                           of principal payments on the
                                           applicable Mortgage Loans. The timing
                                           of payments on the applicable
                                           Mortgage Loans may significantly
                                           affect an investor's yield. In
                                           general, the earlier a prepayment of
                                           principal on the applicable Mortgage
                                           Loans, the greater will be the effect
                                           on an investor's yield to maturity.
                                           As a result, the effect on an
                                           investor's yield of principal
                                           prepayments occurring at a rate
                                           higher (or lower) than the rate
                                           anticipated by the investor during
                                           the period immediately following the
                                           issuance of the Certificates will not
                                           be offset by a subsequent like
                                           reduction (or increase) in the rate
                                           of principal prepayments.
                                           Furthermore, the effective yield to
                                           holders of interest-bearing
                                           Certificates (other than the Class
                                           A-I-7 and Class A-I-8 Certificates)
                                           will be slightly lower than the yield
                                           otherwise produced by the applicable
                                           Pass-Through Rate and purchase price
                                           because, while interest generally
                                           will accrue on each such Certificate
                                           from the first day of the month, the
                                           distribution of such interest will
                                           not be made earlier than the 25th day
                                           of the month following the month of
                                           accrual. Moreover, to the extent any
                                           Net Interest Shortfall or the
                                           interest portion of any Realized Loss
                                           is allocated to a Class of
                                           Certificates the yield to investors
                                           in such Class will be reduced.

                                        DISCOUNTS AND PREMIUMS. In the case of
                                           any Class PO Certificates or any
                                           other Certificates purchased at a
                                           discount, a slower than anticipated
                                           rate of principal payments on the
                                           applicable Mortgage Loans could
                                           result in an actual yield that is
                                           lower than the anticipated yield. In
                                           the case of any Class A-I-8 or Class
                                           X Certificates or any other
                                           Certificates purchased at a premium,
                                           a faster than anticipated rate of
                                           principal payments on the applicable
                                           Mortgage Loans could result in an
                                           actual yield that is lower than the
                                           anticipated yield. Under certain
                                           circumstances, investors in the Class
                                           A-I-8 and Class X Certificates could
                                           fail to recover fully their initial
                                           investments. A discount or premium
                                           would be determined in relation to
                                           the price at which a Certificate will
                                           yield its Pass-Through Rate, after
                                           giving effect to any payment delay.

                                        REINVESTMENT RISK. Because the Mortgage
                                           Loans may be prepaid at any time, it
                                           is not possible to predict the rate
                                           at which distributions on the
                                           Certificates will be received. Since
                                           prevailing interest rates are subject
                                           to fluctuation, there can be no
                                           assurance that investors in the
                                           Certificates will be able to reinvest
                                           the distributions thereon at yields
                                           equaling or exceeding the yields on
                                           the Certificates. Yields on any such
                                           reinvestments may be lower, and may
                                           even be significantly lower, than
                                           yields on the Certificates.
                                           Generally, when prevailing interest
                                           rates increase, prepayment rates on
                                           mortgage loans tend to decrease,
                                           resulting in a reduced rate of return
                                           of principal to investors at a time
                                           when reinvestment at such higher
                                           prevailing rates would be desirable.
                                           Conversely, when prevailing interest
                                           rates decline, prepayment rates on
                                           mortgage loans tend to increase,
                                           resulting in a greater rate of return
                                           of principal to investors at a time
                                           when reinvestment at comparable
                                           yields may not be possible.
                                           Prospective investors in the
                                           Certificates should consider
                                           carefully the related reinvestment
                                           risks in light of other investments
                                           that may be available to such
                                           investors.

                                        SUBORDINATION OF CERTAIN CLASSES OF
                                           CERTIFICATES. The rights of the
                                           holders of the Subordinate
                                           Certificates to receive distributions
                                           with respect to each Mortgage Loan
                                           will be subordinated to such rights
                                           of the holders of the applicable
                                           Senior Certificates, and to the
                                           rights of the holders of the
                                           Subordinate Certificates having a
                                           lower numerical Class designation, in
                                           each case, to the extent described
                                           herein. The level of subordination
                                           available as support to the Senior
                                           Certificates will be directly
                                           affected by the rate and timing of
                                           prepayments and the occurrence of
                                           Realized Losses.

                                        Between Senior Certificates, on the one
                                           hand, and Subordinate Certificates,
                                           on the other, prepayments on each
                                           Mortgage Loan will be allocated
                                           solely to the related Senior
                                           Certificates during at least the
                                           first five years after the Closing
                                           Date, and then such allocation will
                                           decrease subject to meeting certain
                                           loss and delinquency tests during the
                                           next four years until Senior
                                           Certificates and Subordinate
                                           Certificates share PRO RATA in such
                                           allocations. Consequently, during not
                                           less than the first nine years after
                                           the Closing Date, prepayments will
                                           have the effect of accelerating the
                                           amortization of the applicable Senior
                                           Certificates while increasing the
                                           percentage interest in the related
                                           Mortgage Loans evidenced by
                                           Subordinate Certificates.

                                        To the extent that Realized Losses are
                                           incurred, the allocation of such
                                           Realized Losses to the Subordinate
                                           Certificates will have the effect of
                                           increasing the percentage interest in
                                           the Mortgage Loans, evidenced by the
                                           Senior Certificates in the aggregate.
                                           See "Description of the
                                           Certificates--Distributions on the
                                           Certificates" and "--Allocation of
                                           Losses; Subordination" herein.

                                        SEQUENTIAL PAY SENIOR CERTIFICATES. The
                                           Class A-I Certificates (other than
                                           the Class A-I-8 Certificates) are
                                           subject to various priorities for
                                           payment of principal as described
                                           herein. Distributions on Classes
                                           currently entitled to receive
                                           principal payments will be
                                           immediately affected by the
                                           prepayment rate of the related
                                           Mortgage Loans at such time.
                                           Distributions on Classes with a later
                                           priority of payment will not be
                                           directly affected by the prepayment
                                           rate until such time as principal is
                                           distributable on such Classes.
                                           However, the timing of commencement
                                           of principal distributions and the
                                           weighted average lives of such
                                           Classes will be affected by the
                                           prepayment rate on the related
                                           Mortgage Loans experienced both
                                           before and after the commencement of
                                           principal distributions on such
                                           Classes. In addition, because
                                           principal distributions are paid to
                                           certain Classes of Class A-I
                                           Certificates (other than the Class
                                           A-I-8 Certificates) before other
                                           Classes of Class A-I Certificates,
                                           holders of Class A-I Certificates
                                           that receive principal later bear a
                                           greater risk of being allocated
                                           Realized Losses than holders of such
                                           Classes that receive principal
                                           earlier.

                                        CLASS PO CERTIFICATES. The amounts
                                           payable with respect to the Class PO
                                           Certificates generally will be equal
                                           only to the amount of certain
                                           principal payments on the Group I
                                           Discount Mortgage Loans. As a result,
                                           the yield on the Class PO
                                           Certificates will be adversely
                                           affected by slower than expected
                                           payments of principal (including
                                           prepayments, defaults and
                                           liquidations) on the Group I Discount
                                           Mortgage Loans. Because the Group I
                                           Discount Mortgage Loans have lower
                                           Net Rates than the Non-Discount
                                           Mortgage Loans in Mortgage Loan Group
                                           I, and because the Mortgage Loans
                                           with lower Net Rates are likely to
                                           have lower Mortgage Rates, the Group
                                           I Discount Mortgage Loans are
                                           generally likely to prepay at a
                                           slower rate than the Non-Discount
                                           Mortgage Loans. See "Yield and
                                           Prepayment Considerations,"
                                           especially "--Yield on Class PO
                                           Certificates" herein.

                                        CLASS X CERTIFICATES. Because the
                                           Notional Amount of the Class X
                                           Certificates will equal the aggregate
                                           Scheduled Principal Balances of all
                                           of the Mortgage Loans, the yield on
                                           the Class X Certificates will be
                                           sensitive to the rate and timing of
                                           principal prepayments on all of the
                                           Mortgage Loans. A rapid rate of
                                           principal prepayments on the Mortgage
                                           Loans will have a materially negative
                                           effect on the yield to investors in
                                           the Class X Certificates Investors
                                           should fully consider the associated
                                           risks, including the risk that
                                           a rapid rate of principal prepayments
                                           could result in the failure of
                                           investors in the Class X Certificates
                                           to recover fully their initial
                                           investments. See "Yield and
                                           Prepayment Considerations--Yield on
                                           Class X Certificates" herein.

                                        Since the Pass-Through Rate applicable
                                           to the Class X Certificates will be
                                           based upon the weighted average of
                                           the Net Rates of the Mortgage Loans,
                                           disproportionate prepayments of
                                           Mortgage Loans with higher Net Rates
                                           will adversely affect the yield on
                                           the Class X Certificates.

                                        CLASS A-I-8 CERTIFICATES. The yield to
                                           investors in the Class A-I-8
                                           Certificates will be highly sensitive
                                           to the level of LIBOR. A high rate of
                                           principal payments (including
                                           prepayments) on the Mortgage Loans
                                           and/or a high level of LIBOR will
                                           have a materially negative effect on
                                           the yield to investors in the Class
                                           A-I-8 Certificates. Investors should
                                           fully consider the associated risks,
                                           including the risk that, under
                                           certain circumstances, investors in
                                           the Class A-I-8 Certificates could
                                           fail to recover fully their initial
                                           investments. See "Yield and
                                           Prepayment Considerations--Yield on
                                           Class A-I-8 Certificates" herein.

                                        RESIDUAL CERTIFICATES. Holders of the
                                           Residual Certificates are entitled to
                                           receive distributions of principal
                                           and interest as described herein.
                                           However, holders of such Certificates
                                           may have tax liabilities with respect
                                           to their Certificates during the
                                           early years of the related REMIC that
                                           substantially exceed the principal
                                           and interest payable thereon during
                                           such periods.

                                        [In addition to the disclosure with
                                           respect to the Classes described in
                                           this illustrative form of Prospectus
                                           Supplement, the following discussion
                                           sets forth examples of disclosure for
                                           other types of Classes:]

                                        [TARGETED AMORTIZATION CLASSES ("TACs").
                                           The Certificates have been structured
                                           to provide for relatively stable
                                           distributions of principal on the
                                           Class [I-1], Class [I-2] and Class
                                           [I-3] Certificates (in accordance
                                           with their respective "Targeted
                                           Principal Percentages" as set forth
                                           on page S-__ ) assuming that
                                           prepayments on the Mortgage Loans
                                           occur at a constant level of ___%
                                           SPA. To the extent that prepayments
                                           on the Mortgage Loans occur at a
                                           constant level lower than ___% SPA,
                                           the Available Funds allocable as
                                           payments of principal on the Class
                                           [I-1], Class [I-2], Class [I-3],
                                           Class [I-4], Class [I-5], Class [I-6]
                                           and Class [I-7] Certificates
                                           (collectively, the "First Tier
                                           Certificates") on each Distribution
                                           Date may be insufficient to make
                                           distributions of principal on the
                                           Class [I-1], Class [I-2] and Class
                                           [I-3] Certificates in amounts
                                           sufficient to reduce their principal
                                           balances in accordance with their
                                           respective Targeted Principal
                                           Percentages for such Distribution
                                           Date, and, as a result, the weighted
                                           average lives of such Certificates
                                           may be extended. To the extent that
                                           prepayments occur at a constant level
                                           higher than __% SPA, the weighted
                                           average lives of the Class [I-1],

                                           Class [I-2] and Class [I-3]
                                           Certificates may be reduced. The
                                           ability to pay amounts sufficient to
                                           reduce the principal balances of the
                                           Class [I-1], Class [I-2] and Class
                                           [I-3] Certificates in accordance with
                                           their respective Targeted Principal
                                           Percentages for a Distribution Date
                                           will not be enhanced by the averaging
                                           of high and low principal prepayments
                                           because any excess over such amounts
                                           will be distributed on each
                                           Distribution Date. In addition,
                                           because of the diverse remaining
                                           terms to maturity of the Mortgage
                                           Loans (which will include recently
                                           originated Mortgage Loans), the Class
                                           [I-1], Class [I-2] and Class [I-3]
                                           Certificates may not be reduced to
                                           their Targeted Principal [Balances],
                                           even if prepayments occur at a
                                           constant level of __% SPA.]

                                        [COMPANION CLASSES TO TACS.
                                           Distributions of principal on the
                                           Class [I-4], Class [I-5], Class [I-6]
                                           and [I-7] Certificates will be very
                                           sensitive to the rate of prepayments
                                           of the Mortgage Loans because their
                                           monthly principal distributions will
                                           be limited to the excess, if any, of
                                           the Available Funds allocable as
                                           payments of principal on the First
                                           Tier Certificates over the sum of the
                                           principal payments distributed to the
                                           Class [I-1], Class [1-2] and Class
                                           [I-3]Certificates. In particular, to
                                           the extent that prepayments result in
                                           Available Funds allocable as payments
                                           of principal on the First Tier
                                           Certificates equal to or less than
                                           the sum of the amounts sufficient to
                                           reduce the principal balances of the
                                           Class [I-1], Class [I-2] and Class
                                           [I-3] Certificates to their Targeted
                                           Principal Percentages specified for
                                           any Distribution Date, the Class
                                           [I-4], Class [I-5], Class [I-6] and
                                           [I-7] Certificates will receive no
                                           principal distribution on such
                                           Distribution Date. To the extent that
                                           prepayments result in Available Funds
                                           allocable as payments of principal on
                                           the First Tier Certificates in excess
                                           of such sum on any Distribution Date,
                                           such excess will be applied to the
                                           Class [I-4], Class [I-5], Class [I-6]
                                           and Class [I-7] Certificates as
                                           described herein.]

                                        [FLOATING AND INVERSE FLOATING RATE
                                           CERTIFICATES. Interest on the Class
                                           [I] Certificates fluctuates in
                                           response to changes in [an Index],
                                           and, accordingly, the yield on the
                                           Class [I] Certificates will be
                                           sensitive to the level of the Index.
                                           Interest on the Class [II]
                                           Certificates fluctuates inversely as
                                           a multiple of the Index, and,
                                           accordingly, the yield on the Class
                                           [II] Certificates will be very
                                           sensitive to the level of the Index.
                                           A high level of the Index will have a
                                           material negative effect on the
                                           yields to investors in the Class [II]
                                           Certificates. The timing of changes
                                           in the level of the Index may
                                           significantly affect the actual yield
                                           to investors in the Class [I] and
                                           Class [II] Certificates, even if the
                                           average level of the Index is
                                           consistent with the expectations of
                                           investors. In general, the earlier
                                           the change in the level of the Index,
                                           the greater the effect on an
                                           investor's yield. As a result, the
                                           effect on an investor's yield of the
                                           Index occurring at a level higher (or
                                           lower) than the level anticipated by
                                           the investor during the period
                                           immediately following the issuance of
                                           the Certificates will not be offset
                                           by a subsequent like reduction (or
                                           increase) in the level of the Index.
                                           Changes in the Index may not
                                           correlate with changes
                                           in prevailing mortgage interest
                                           rates. Lower prevailing mortgage
                                           interest rates, which might be
                                           expected to result in faster
                                           prepayments, could occur concurrently
                                           with an increased level of the
                                           Index.]

                                        [WEIGHTED-AVERAGE PASS-THROUGH RATE
                                           CERTIFICATES. Interest on the Class
                                           [III] Certificates is based on the
                                           weighted average of the Net Rates on
                                           the Mortgage Loans. Interest on such
                                           Certificates may be paid in the
                                           future at a rate lower than the
                                           initial interest rate to the extent
                                           that Mortgage Loans bearing higher
                                           rates of interest are prepaid more
                                           quickly than Mortgage Loans bearing
                                           lower rates of interest.]

                                        [INTEREST-WEIGHTED CERTIFICATES. The
                                           yield to investors in the Class [IV]
                                           Certificates, which will be offered
                                           at substantial premiums over their
                                           stated principal amounts, will be
                                           extremely sensitive to the rate and
                                           timing of principal payments of the
                                           [________] Mortgage Loans. A rapid
                                           rate of principal payments on such
                                           Mortgage Loans will have a materially
                                           negative effect on the yield to
                                           investors in the Class [IV]
                                           Certificates. Investors should fully
                                           consider the associated risks,
                                           including the risk that a rapid rate
                                           of principal payments could result in
                                           the failure of investors in the Class
                                           [IV] Certificates to recover fully
                                           their initial investments.]

                                        [PLANNED AMORTIZATION CLASSES. The
                                           Certificates have been structured to
                                           provide for relatively stable
                                           distributions of principal on the
                                           Class [VI-1], Class [VI-2] and Class
                                           [VI-3] Certificates (in accordance
                                           with their respective PAC Principal
                                           Percentages) assuming that
                                           prepayments on the Mortgage Loans
                                           occur at a constant level of ___% to
                                           ___% SPA. To the extent that
                                           prepayments on the Mortgage Loans
                                           occur at a constant level lower than
                                           [lower percentage of range]% SPA, the
                                           Available Funds allocable as payments
                                           of principal on the First Tier
                                           Certificates on each Distribution
                                           Date may be insufficient to make
                                           distributions of principal on the
                                           Class [VI-1], Class [VI-2] and Class
                                           [VI-3] Certificates in amounts
                                           sufficient to reduce their principal
                                           balances in accordance with their
                                           respective PAC Principal Percentages
                                           for such Distribution Date, and, as a
                                           result, the weighted average lives of
                                           such Certificates may be extended. To
                                           the extent that prepayments occur at
                                           a constant higher level than [higher
                                           percentage of range]% SPA, the
                                           weighted average lives of the Class
                                           [VI-1], Class [VI-2] and Class [VI-3]
                                           Certificates may be reduced. The
                                           amounts available for principal
                                           payments may be insufficient to
                                           reduce the Class [VI-1], Class [VI-2]
                                           and Class [VI-3] Certificates to
                                           their respective PAC Principal
                                           Percentages for the related
                                           Distribution Date, or conversely, the
                                           weighted average lives of the Class
                                           [VI-1], Class [VI-2] and Class [VI-3]
                                           Certificates may be reduced, if
                                           prepayments on the Mortgage Loans do
                                           not occur at a constant rate, even if
                                           such prepayments remain within the
                                           range of ___% to ___% SPA. For
                                           example, the PAC Principal
                                           Percentages may not be attained if
                                           payments of principal initially occur
                                           at a relatively fast rate within the
                                           range and subsequently occur at a
                                           significantly slower rate within the
                                           range.]

                                        [COMPANION CLASSES TO PACS.
                                           Distributions of principal on the
                                           Class [VI-4], Class [VI-5], Class
                                           [VI-6] and Class [VI-7] Certificates
                                           will be very sensitive to the rate of
                                           prepayments of the Mortgage Loans
                                           because their monthly principal
                                           distributions will be limited to the
                                           excess, if any, of the Available
                                           Funds allocable as payments of
                                           principal on the First Tier
                                           Certificates over the sum of the
                                           principal payments distributed to the
                                           Class [VI-1], Class [VI-2] and Class
                                           [VI-3] Certificates. In particular,
                                           to the extent that prepayments result
                                           in Available Funds allocable as
                                           payments of principal on the First
                                           Tier Certificates equal to or less
                                           than the sum of the amounts
                                           sufficient to reduce the principal
                                           balances of the Class [VI-1], Class
                                           [VI-2] and Class [VI-3] Certificates
                                           to their PAC Principal Percentages
                                           specified for any Distribution Date,
                                           the Class [VI-4], Class [VI-5], Class
                                           [VI-6] and Class [VI-7] Certificates
                                           will receive no principal
                                           distribution on such Distribution
                                           Date. To the extent that prepayments
                                           result in Available Funds allocable
                                           as payments of principal on the First
                                           Tier Certificates in excess of such
                                           sum on any Distribution Date, such
                                           excess will be applied to the Class
                                           [VI-4], Class [VI-5], Class [VI-6]
                                           and Class [VI-7] Certificates as
                                           described herein.]

Liquidity............................. There is currently no secondary market for the Certificates, and there can
                                           be no assurance that one will
                                           develop. The Underwriter intends to
                                           establish a market in the Classes of
                                           Offered Certificates, but it is not
                                           obligated to do so. There is no
                                           assurance that any such market, if
                                           established, will continue. Each
                                           Certificateholder will receive
                                           monthly reports pertaining to the
                                           Certificates as described under "The
                                           Pooling and Servicing
                                           Agreement--Reports to
                                           Certificateholders" in the
                                           Prospectus. There are a limited
                                           number of sources which provide
                                           certain information about mortgage
                                           pass-through certificates in the
                                           secondary market, and there can be no
                                           assurance that any of these sources
                                           will provide information about the
                                           Certificates. Investors should
                                           consider the effect of limited
                                           information on the liquidity of the
                                           Certificates.

Optional Termination................... On any Distribution Date on which the aggregate unpaid principal balance of
                                           the Mortgage Loans is less than 10%
                                           of the aggregate Scheduled Principal
                                           Balance of the Mortgage Loans as of
                                           the Cut-off Date, the Master Servicer
                                           or its designee may repurchase from
                                           the Trust all Mortgage Loans
                                           remaining outstanding and any REO
                                           Property remaining in the Trust at
                                           the purchase price set forth in the
                                           Pooling and Servicing Agreement. The
                                           Trust may also be terminated and the
                                           Certificates retired on any
                                           Distribution Date upon the Master
                                           Servicer's determination, based upon
                                           an opinion of counsel, that the REMIC
                                           status of REMIC I or REMIC II (as
                                           defined below) has been lost or that
                                           a substantial risk exists that such
                                           status will be lost for the then
                                           current taxable year. Upon
                                           termination, the holders of
                                           Certificates (other than the Class
                                           A-I-8 and Class X Certificates) will
                                           receive the Current Principal Amount
                                           of their Certificates and any accrued
                                           but unpaid interest and the holders
                                           of the Class A-I-8 and Class X
                                           Certificates will receive accrued but
                                           unpaid interest on their
                                           Certificates. See "The Pooling and
                                           Servicing Agreement--Termination"
                                           herein.

Certain Federal Income
 Tax Consequences..................... An election will be made to treat the
                                           Mortgage Loans, the Certificate
                                           Account and certain other assets
                                           owned by the Trust as a real estate
                                           mortgage investment conduit ("REMIC
                                           II") for federal income tax purposes.
                                           REMIC II will issue "regular
                                           interests" and one "residual
                                           interest." An election will be made
                                           to treat the "regular interests" in
                                           REMIC II and certain other assets
                                           owned by the Trust as a REMIC ("REMIC
                                           I"). The Certificates (other than the
                                           Class R-1, Class R-2 and Class X
                                           Certificates), as well as each of the
                                           Separate Components comprising the
                                           Class X Certificates, will be
                                           designated as regular interests in
                                           REMIC I. The Certificates (other than
                                           the Class R-1 and Class R-2
                                           Certificates) and, where the context
                                           so requires, each of the separate
                                           components of the Class X
                                           Certificates (in lieu of the Class X
                                           Certificates) are herein referred to
                                           as the "Regular Certificates" or the
                                           "REMIC Regular Certificates." The
                                           Class R-2 Certificates will be
                                           designated as the residual interest
                                           in REMIC II, and the Class R-1
                                           Certificates will be designated as
                                           the residual interest in REMIC I
                                           (collectively, the "Residual
                                           Certificates" or the "REMIC Residual
                                           Certificates"). See "Certain Federal
                                           Income Tax Consequences" herein and
                                           in the Prospectus and "Restrictions
                                           on Purchase and Transfer of the
                                           Residual Certificates" herein.]

[ERISA Considerations................. Fiduciaries of employee benefit plans subject to Title I of the Employee
                                           Retirement Income Security Act of
                                           1974, as amended ("ERISA"), should
                                           consider the ERISA fiduciary
                                           investment standards before
                                           authorizing an investment by a plan
                                           in the Certificates. In addition,
                                           fiduciaries of employee benefit plans
                                           or other retirement arrangements
                                           (such as individual retirement
                                           accounts or certain Keogh plans)
                                           which are subject to Title I of
                                           ERISA, and/or Section 4975 of the
                                           Internal Revenue Code of 1986, as
                                           amended (the "Code"), as well as any
                                           entity, including an insurance
                                           company general account, whose
                                           underlying assets include plan assets
                                           by reason of a plan or account
                                           investing in such entity
                                           (collectively, "Plan(s)"), should
                                           consult with their legal counsel to
                                           determine whether an investment in
                                           the Certificates will cause the
                                           assets of the Trust ("Trust Assets")
                                           to be considered plan assets pursuant
                                           to the plan asset regulations set
                                           forth in 29 C.F.R. ' 2510.3-101,
                                           thereby subjecting the Plan to the
                                           prohibited transaction rules with
                                           respect to the Trust Assets and the
                                           Trustee or the Master Servicer to the
                                           fiduciary investment standards of
                                           ERISA, or cause the excise tax
                                           provisions of Section 4975 of the
                                           Code to apply to the Trust Assets,
                                           unless some exemption granted by the
                                           Department of Labor applies to the
                                           acquisition, holding or transfer of
                                           the Certificates.

                                        Subject to the considerations set forth
                                           under "ERISA Considerations" herein
                                           and in the Prospectus, the
                                           purchase or holding of the Senior
                                           Certificates (other than the Class PO
                                           Certificates) by, on behalf of, or
                                           with plan assets of, a Plan may
                                           qualify for exemptive relief under
                                           Prohibited Transaction Exemption
                                           90-30 (the "Exemption").

                                        The Class PO and Class B Certificates
                                           generally may be purchased by, on
                                           behalf of, or with plan assets of, a
                                           Plan, if the proposed transferee
                                           provides the Trustee with a
                                           satisfactory "Benefit Plan Opinion"
                                           to the effect that a prohibited
                                           transaction class exemption based on
                                           the identity of the fiduciary making
                                           the decision to acquire such
                                           Certificates on behalf of the Plan is
                                           applicable to the acquisition,
                                           holding and transfer of the Class PO
                                           and Class B Certificates as further
                                           described in "ERISA Considerations"
                                           herein.

Restrictions on Purchase and
 Transfer of the Residual
 Certificates......................... The Residual Certificates are not
                                           offered for sale to certain tax
                                           exempt organizations that are
                                           "disqualified organizations" as
                                           defined in "Certain Federal Income
                                           Tax Consequences--Transfers of REMIC
                                           Residual Securities--Tax on
                                           Disposition of REMIC Residual
                                           Securities" and "--Restrictions on
                                           Transfer; Holding by Pass-Through
                                           Entities" in the Prospectus. Such
                                           "disqualified organizations" are
                                           prohibited from acquiring or holding
                                           any beneficial interest in the
                                           Residual Certificates. Further,
                                           neither the Residual Certificates nor
                                           any beneficial interest therein may
                                           be sold or otherwise transferred
                                           without the express written consent
                                           of _______________, acting as the
                                           "Tax Matters Person" (as defined in
                                           the Code), which may be withheld to
                                           avoid a risk of REMIC
                                           disqualification or REMIC-level tax.
                                           See "Certain Federal Income Tax
                                           Consequences--Transfers of REMIC
                                           Residual Securities--Tax on
                                           Disposition of REMIC Residual
                                           Securities" and "--Restrictions on
                                           Transfer; Holding by Pass-Through
                                           Entities" in the Prospectus and
                                           "Restrictions on Purchase and
                                           Transfer of the Residual
                                           Certificates" herein. Finally, unless
                                           the Tax Matters Person consents in
                                           writing (which consent may be
                                           withheld in the Tax Matters Person's
                                           sole discretion), the Residual
                                           Certificates (including a beneficial
                                           interest therein) may not be
                                           purchased by or transferred to any
                                           person who is not a "United States
                                           person," as such term is defined in
                                           Section 7701(a)(30) of the Code. For
                                           certain additional tax-related
                                           restrictions on the transfer of
                                           Residual Certificates, see "Certain
                                           Federal Income Tax Consequences--
                                           Transfers of REMIC Residual
                                           Certificates" and "Certain Federal
                                           Income Tax Consequences--Foreign
                                           Investors--REMIC Residual
                                           Certificates" in the Prospectus.

Rating................................. It is a condition to their issuance that each Class of Offered Certificates
                                           receives the ratings set forth below
                                           from ______________ ("____") and
                                           ______________ ("____")
                                           (collectively, the "Rating
                                           Agencies").

                                          CLASS               RATING
                                          -----               -------
                                                              ______  _______

                                          Class A-I-1          ___      ___
                                          Class A-I-2          ___      ___
                                          Class A-I-3          ___      ___
                                          Class A-I-4          ___      ___
                                          Class A-I-5          ___      ___
                                          Class A-I-6          ___      ___
                                          Class A-I-7          ___      ___
                                          Class A-I-8          ___      ___
                                          Class A-I-9          ___      ___
                                          Class A-I-10         ___      ___
                                          Class A-I-11         ___      ___
                                          Class A-II           ___      ___
                                          Class PO             ___      ___
                                          Class X              ___      ___
                                          Class B-1            ___      ___
                                          Class B-2            ___      ___
                                          Class B-3            ___      ___
                                          Class R-1            ___      ___
                                          Class R-2            ___      ___


                                        The ratings of the Offered Certificates
                                           of any Class should be evaluated
                                           independently from similar ratings on
                                           other types of securities. A rating
                                           is not a recommendation to buy, sell
                                           or hold securities and may be subject
                                           to revision or withdrawal at any time
                                           by the Rating Agencies. See "Ratings"
                                           herein.

                                        The Seller has not requested a rating of
                                           the Offered Certificates by any
                                           rating agency other than the Rating
                                           Agencies. However, there can be no
                                           assurance as to whether any other
                                           rating agency will rate the Offered
                                           Certificates or, if it does, what
                                           rating would be assigned by such
                                           other rating agency. The rating
                                           assigned by such other rating agency
                                           to the Offered Certificates could be
                                           lower than the respective ratings
                                           assigned by the Rating Agencies.

Legal Investment....................... The Senior Certificates and the Class
                                           B-1 Certificates will constitute
                                           "mortgage related securities" for
                                           purposes of the Secondary Mortgage
                                           Market Enhancement Act of 1984
                                           ("SMMEA") for so long as they are
                                           rated in one of the two highest
                                           rating categories by at least one
                                           nationally recognized statistical
                                           rating organization, and, as such,
                                           will be legal investments for certain
                                           entities to the extent provided in
                                           SMMEA, subject to state laws
                                           overriding SMMEA. Certain states have
                                           enacted legislation overriding the
                                           legal investment provisions of SMMEA.
                                           The remaining Classes of Certificates
                                           will NOT constitute "mortgage related
                                           securities" under SMMEA (the
                                           "Non-SMMEA Certificates"). The
                                           appropriate characterization of the
                                           Non-SMMEA Certificates under various
                                           legal investment restrictions, and
                                           thus the ability of investors subject
                                           to these restrictions to purchase

                                           Non-SMMEA Certificates, may be
                                           subject to significant interpretive
                                           uncertainties.

                                        All investors whose investment
                                           activities are subject to legal
                                           investment laws and regulations or to
                                           review by certain regulatory
                                           authorities may be subject to
                                           restrictions on investment in the
                                           Certificates. Any such institution
                                           should consult its own legal advisors
                                           in determining whether and to what
                                           extent there may be restrictions on
                                           its ability to invest in the
                                           Certificates. See "Legal Investment"
                                           herein and in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE LOANS

GENERAL

     All of the Mortgage Loans are conventional (neither insured by the Federal Housing Administration ("FHA") nor guaranteed by the Veterans' Administration ("VA")) fully amortizing, fixed-rate Mortgage Loans secured by first liens on one- to four-family residential Mortgaged Properties. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is referred to as the "Cut-off Date Scheduled Principal Balance." The Cut-off Date Scheduled Principal Balance set forth below is subject to a permitted variance of up to ___%. The following paragraphs and tables contained in Annex A set forth certain additional information with respect to the Mortgage Loans.*

     All of the Mortgage Loans will have been sold to the Seller by [CORPORATION1] ("[CORPORATION 1]") or the "Master Servicer"), pursuant to a mortgage loan purchase agreement among the Seller, as purchaser, CORPORATION 1, as seller[, and CORPORATION 1's parent, ________________________, as guarantor]. The Mortgage Loans will have been acquired by CORPORATION 1 in accordance with the underwriting criteria described herein. All of the Mortgage Loans have monthly payments due on the first day of each month. Each Mortgage Rate will be fixed for the life of the related Mortgage Loan.

     [CORPORATION 1], a _____________ corporation, is a mortgage banking conduit that acquires conventional one- to four-family residential mortgage loans nationwide. [CORPORATION 1] is a subsidiary of ________________, a ___________________. [CORPORATION 1] primarily acquires mortgage loans from approved correspondents. At ___________, 199_, [CORPORATION 1] had approximately ___ employees. [CORPORATION 1]'s executive offices are located at
__________________, and its telephone number is (___) ___-____.

     The Cut-off Date Scheduled Principal Balance of all of the Mortgage Loans is approximately $___________. The Mortgage Loans are divided into Mortgage Loan Group I and Mortgage Loan Group II, with the Group I Mortgage Loans and Group II Mortgage Loans having Cut-off Date Scheduled Principal Balances of $___________ and $___________, respectively. All of the Group I Mortgage Loans have Net Rates lower than or equal to _____% per annum and all of the Group II Mortgage Loans have Net Rates greater than _____% per annum. Group I Mortgage Loans with Cut-off Date Scheduled Principal Balances of approximately $___________ and $___________ have original terms to stated maturity of up to ___ years, or greater than ___ but not more than ___ years, respectively, and Group II Mortgage Loans with Cut-off Date Scheduled Principal Balances of approximately $___________ and $___________ have original terms to stated maturity of up to ___ years, or greater than ___ but not more than ___ years, respectively, in each case based upon the date of origination or any later modification.

        Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of ___% (except for _____ Group I Mortgage Loans with a Cut-off Date Scheduled Principal Balance of approximately $___________ and _____

--------
* The description herein of the Mortgage Loans is based upon estimates of the composition of the Mortgage Loans as of the Cut-off Date, as adjusted for all scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to _____________, 199__, (ii) requirements of the Rating Agencies or (iii) delinquencies or otherwise. In any such event, other mortgage loans may be included in the Trust. The Seller believes that the estimated information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics of the Mortgage Loans at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

Group II Mortgage Loans with a Cut-off Date Scheduled Principal Balance of approximately $___________) is insured by a primary mortgage insurance policy ("Primary Insurance Policy"). Each such Primary Insurance Policy provides coverage in an amount equal at least to the excess of the original principal balance of the Mortgage Loan covered thereby, plus accrued interest thereon and related foreclosure expenses over ____% of the value of the related Mortgaged Property as determined at the time of origination of the related Mortgage Loan. For these purposes Loan-to-Value Ratio means the ratio, expressed as a percentage, of the principal balance of the Mortgage Loan at origination to the original value of the Mortgaged Property (i.e., the value at origination based upon an appraisal or the selling price, whichever is less, or in the case of certain refinancings, the value set forth in an appraisal). There can be no assurance that the Loan-to-Value Ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original Loan-to-Value Ratio.

     As of the Cut-off Date, it is expected that two of the Mortgage Loans representing approximately ____% of the aggregate Cut-off Date Scheduled Principal Balances of all of the Mortgage Loans are Buydown Loans . "Buydown Loans" are subject to temporary buydown plans pursuant to which the monthly payments made by the mortgagor in the early years of a Buydown Loan will be less than the scheduled monthly payments thereon after the expiration of the buydown period, the resulting difference to be made-up from an amount contributed by the mortgagor, the seller of the related Mortgaged Property, a lender or another party and placed in a custodial account.

     None of the Mortgage Loans will be assumable. None of the Mortgage Loans will be 30 or more days delinquent in payment as of the Closing Date, or will have been 30 or more days delinquent more than once during the 12 months preceding the Closing Date.

     Pursuant to its terms, each Mortgage Loan is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the original principal loan amount or the replacement value of the improvements on the Mortgaged Property. See "The Agreements--Hazard Insurance" in the Prospectus.

     No assurance can be given that the values of the Mortgaged Properties have remained or will remain at the levels in effect on the date of origination of the related Mortgage Loan. Approximately _____% and _____% of the Group I Mortgage Loans and Group II Mortgage Loans, respectively, (by Cut-off Date Scheduled Principal Balance) are secured by Mortgaged Properties located in the State of California. Property values of residential real estate in California have declined in recent years. If the California residential real estate market should continue to experience an overall decline in property values after the dates of origination of the Mortgage Loans, the rates of delinquencies, foreclosures, bankruptcies and losses on the Mortgage Loans may be expected to increase substantially.

CHARACTERISTICS OF THE MORTGAGE LOANS

     Certain additional expected characteristics (as of the Cut-off Date) of the Mortgage Loans by Mortgage Loan Group are set forth in the tables appearing as Annex A to this Prospectus Supplement.

UNDERWRITING STANDARDS

     All of the Mortgage Loans were acquired by [CORPORATION 1] and substantially all were underwritten pursuant to, or in accordance with, the standards of [CORPORATION 1]'s __________ Series Program, which is described below.

     GENERAL. The underwriting guidelines utilized in the ____________ Series Program, as developed by [CORPORATION 1], are intended to assess the borrower's ability and willingness to repay the mortgage loan obligation and to assess the adequacy of the mortgaged property as collateral for the mortgage loan.

The _______________ Series Program is designed to meet the needs of borrowers with excellent credit, as well as those whose credit has been adversely affected. The _______________ Series Program consists of six mortgage loan programs. Each program has different credit criteria, reserve requirements, qualifying ratios and Loan-to-Value Ratio restrictions. Series 1 is designed for credit history and income requirements typical of "A" credit borrowers. In the event a borrower does not fit the Series I criteria, the borrower's mortgage loan is placed into either Series II, III, III+, IV or V, depending on which series' mortgage loan parameters meets the borrower's unique credit profile. Series II, III, III+, IV and V allow for less restrictive standards because of certain compensating or offsetting factors such as a lower Loan-to-Value Ratio, verified liquid assets, job stability, pride of ownership and, in the case of refinance mortgage loans, length of time owning the mortgaged property. The philosophy of the _______________ Series Program is that no single borrower characteristic should automatically determine whether an application for a mortgage loan should be approved or disapproved. Lending decisions are based on a risk analysis assessment after the review of the entire mortgage loan file. Each mortgage loan is individually underwritten with emphasis placed on the overall quality of the mortgage loan. The _______________ Series I Program utilizes an average annual salary to calculate the debt service-to-income ratio. Salaried borrowers are evaluated based on a ___ month salary history, and self-employed and commission borrowers are evaluated on a ___ month basis. The debt service-to-income ratio for Series I borrowers is required to be within the range of ___% to ___%. The ________________ Series II, III, III+, IV and V Program borrowers are required to have debt service-to-income ratios within the range of _____% to _____% calculated on the basis of monthly income and depending on the Loan-to-Value Ratio of the Mortgage Loan.

     Under the _______________ Series Program, [CORPORATION1] underwrites one- to four-family mortgage loans with Loan-to-Value Ratios at origination of up to _____%, depending on, among other things, a borrower's credit history, repayment ability and debt service-to-income ratio, as well as the type and use of the mortgaged property. Second lien financing of the mortgaged properties may be provided by lenders other than [CORPORATION1] at origination; however, the combined Loan-to-Value Ratio ("CLTV") generally may not exceed ___% for mortgage loan amounts up to $__________ and _____% for mortgage loan amounts above $__________. In certain circumstances, [CORPORATION 1] may allow second lien financing with CLTVs of up to _____%. The mortgage loans in the ______________ Series Program generally bear rates of interest that are greater than those which are originated in accordance with Freddie Mac and Fannie Mae standards. In general, the maximum amount for mortgage loans originated under the ______________ Series Program is $________; however, [CORPORATION 1] may approve mortgage loans in excess of such amount on a case-by-case basis.

     All of the mortgage loans originated under the ______________ Series I Program are underwritten either by employees of [CORPORATION 1] or by contracted mortgage insurance companies or delegated conduit sellers. All mortgage loans originated under the Series II and III Programs are underwritten by employees of [Corporation 1] and/or ___________________. Substantially all of the mortgage loans originated under the Series III+, IV and V Programs are underwritten by employees of [CORPORATION 1]. Substantially all of the Series I Program mortgage loans and all of the Series II and III Program mortgage loans with Loan-to-Value Ratios at origination in excess of ___% are insured by a Primary Insurance Policy. None of the Series III+ Program Mortgage Loans with Loan-to-Value
Ratios at origination in excess of ___% will be insured by a Primary Insurance Policy. In general, all Series IV and Series V Program Mortgage Loans have Loan-to-Value Ratios at origination which are less than or equal to ___% and do not require a Primary Insurance Policy. [CORPORATION 1] receives verbal verification from [CORPORATION 1]'s conduit seller of employment prior to funding or acquiring each ______________ Series Program mortgage loan.

     FULL/ALTERNATIVE DOCUMENTATION AND REDUCED DOCUMENTATION ______________ SERIES PROGRAMS. Each prospective borrower completes a mortgage loan application which includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. [CORPORATION 1] requires a credit report on each applicant from a credit reporting company. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments.

     The ______________ Series Program allows for approval of an application pursuant to the (a) Full/Alternative Documentation Program, or (b) the Limited Documentation Program, the Lite Documentation Program, the "No Ratio" Program or the "No Income, No Assets" Program (any of the foregoing, a "Reduced Documentation Program"). The Full/Alternative Documentation Program requires the following documents: (i) Uniform Residential Loan Application (Fannie Mae Form 1003 or Freddie Mac Form 65), (ii) Statement of Assets and Liabilities (Fannie Mae Form 1003A or Freddie Mac 65A), (iii) Residential Mortgage Credit Report with records obtained from at least two separate repositories, (iv) Verification of Employment Form providing a complete two year employment history, (v) Verification of Deposit Form for all liquid assets, verifying minimum cash reserves as required based upon the Loan-to-Value Ratio and borrower's income, and (vi) a Uniform Residential Appraisal Report (Fannie Mae Form 1004 or Freddie Mac Form 70). The Full/Alternative Documentation Program allows for the use of certain alternative documents in lieu of the Verification of Deposit Form and Verification of Employment Form. These include W-2 Statements, tax returns and one pay check from the most recent full month for verification of income and the most recent _______ months personal bank statements for verification of liquid assets. In addition, self-employed borrowers must provide federal tax returns for the previous __________ years, including K-1's, federal business tax returns for ________ years, year-to-date financial statements, a business credit report (for corporations) and a signed IRS Form 4506 (Request for Copy of Tax Returns).

     Under the Limited Documentation Program, which is available to borrowers in every ___________ Series Program, [CORPORATION 1] obtains from prospective borrowers either a verification of deposits or bank statements for the most recent two-month period preceding the mortgage loan application. In addition, the Lite Documentation Program is available to Series III+, Series IV and Series V self-employed borrowers where the previous 12 months bank statements are utilized in lieu of tax returns. Under these programs the borrower provides income information on the mortgage loan application, and the debt service-to-income ratio is calculated. However, income is not verified. Permitted maximum Loan-to-Value Ratios (including secondary financing) under the Limited Documentation Program and Lite Documentation Program generally are limited.

     The _____________ Series Program also allows for approval of applications pursuant to the "No Ratio" Program and "No Income, No Assets" Program. The "No Ratio" Program, available to borrowers in the Series I and Series II Programs, is designed for a mortgage loan which requires a minimum _____% down payment from the borrower with employment information, but no income information, stated on the application (and, therefore, the debt service-to-income ratio is not calculated). The verification of assets is confirmed by written verification of deposits and supported by bank statements. With respect to the "No Ratio" Program, a mortgage loan with a Loan-to-Value Ratio at origination in excess of _____% is not eligible.

     The "No Income, No Assets" Program, available to borrowers in the Series I Program, requires a much larger down payment than under the "No Ratio" Program. Under this program, the borrower provides no income information, but provides employment and unverified asset information on the mortgage loan application. With respect to the "No Income, No Assets" Program, a mortgage loan with a Loan-to-Value Ratio at origination in excess of _____% is generally not eligible.

     Under all _______________ Series Programs, [CORPORATION 1]'s conduit seller verbally verifies the borrower's employment prior to closing. Credit history, collateral quality and the amount of the down payment are important factors in evaluating a mortgage loan submitted under one of the Reduced Documentation Programs. In addition, in order to qualify for a Reduced Documentation Program, a mortgage loan must conform to certain criteria regarding maximum loan amount, property type and occupancy status. Mortgage loans having a Loan-to-Value Ratio at origination in excess of _____% for Series I, II and III and mortgage loans on mortgaged property used as a second or vacation home by the prospective borrowers are not eligible for a Reduced Documentation Program. In general, the maximum loan amount for mortgage loans underwritten in accordance with Series I, II and III Reduced Documentation Program is $____________ for purchase transactions and rate-term transactions and a maximum loan amount of $__________ for cash out refinance transactions. The maximum loan amount for mortgage loans underwritten in accordance with Series III+, IV and V Reduced Documentation Program is $_________. Secondary financing is allowed in the origination of the Limited Documentation Program but must meet the CLTV requirements described above and certain other requirements for subordinate financing. Secondary financing is not allowed in the case of the "No Ratio" or the "No Income, No Assets" Programs. In all cases, liquid assets must support the level of income of the borrower as stated in proportion to the type of employment of the borrower. Full Documentation is requested by the underwriter if it is the judgment of the underwriter that the compensating factors are insufficient for loan approval.

     CREDIT HISTORY. The ________________ Series Program defines an acceptable credit history in each of the Series I, II and III Programs. The Series I Program defines an acceptable credit history as a borrower who has "A" credit, meaning a minimum of _______ trade accounts, with ___ months credit history, no ___-day delinquent mortgage payments in the last ___ months, and a maximum of
_______ ___-day delinquent payments on any installment credit account within the past ___ months. No bankruptcies or foreclosures are allowed in the past ____ months. No judgments, suits, liens, collections or charge-offs are allowed within the past ___ months.

     With respect to the Series II Program, a borrower must have a minimum of _______trade accounts with no late mortgage payments for the past ___ months and may have one ___-day delinquent mortgage payment within the past _____through _____months. A borrower may not have more than _____ ___-day delinquent payments on any revolving credit account and a maximum of _______ ___-day delinquent payments within the past ___months on any installment credit account. All bankruptcies must be at least ___ months old, fully discharged and the borrower must have re-established a satisfactory credit history. Foreclosures are not allowed in the past ___ months.

     With respect to the Series III Program, a borrower may not have more than _____ ___-day delinquent mortgage payments within the past ___ months. The borrower may not have more than _____ ___-day delinquent payments and ______ __-day delinquent payment on revolving debt in the last ___ months and may not have more than _______ __-day delinquent and _____ __-day delinquent payment on any installment credit account in the past ___ months. Any open judgment, suit, lien, collection or charge-off must be paid prior to closing. Bankruptcies must be at least ___ months old, fully discharged and the borrower must have re-established a satisfactory credit history. No late mortgage payments are permitted on equity take-out refinances under the Limited Documentation Program offered under the _________________ Series Program.

     With respect to the Series III+ Program, a borrower may not have more than _____ ___-day delinquent mortgage payments within the past ___ months. The borrower may not have more than _____ ___-day delinquent payments and _____ __-day delinquent payment on revolving debt in the last ___ months and may not have more than _____ __-day delinquent payments and ____ ___-day delinquent payment on any installment credit account in the past ___ months. Any open judgments, suits, liens, collections, charge-offs not to exceed $_______ must be paid in full at closing. Bankruptcies must be at least ___ months old, fully discharged and the borrower must have re-established a satisfactory credit history. Foreclosures are not allowed in the past ___ months.

     With respect to the Series IV Program, a borrower may not have more than _______ ___-day delinquent mortgage payments or ______ ___-day delinquent mortgage payments and _____ ___-day delinquent mortgage payment within the past ___ months. The borrower may not have more than _____ __-day delinquent payments or _____ ___-day delinquent payments or _____ ___-day delinquent payment on revolving debt in the last ___ months and may not have more than ______ ___-day delinquent payments or _____ ___-day delinquent payments or ______ ___-day delinquent payment on any installment credit account in the past ___ months. Any open judgments, suits, liens, collections, charge-offs not to exceed $_________ must be paid in full at closing. Bankruptcies must be at least ____ months old, fully discharged and the borrower must have re-established a satisfactory credit history. Foreclosures are not allowed in the past ___ months.

     With respect to the Series V Program, a borrower may not have more than _____ __-day delinquent mortgage payments or _____ ___-day delinquent mortgage payments and _____ ___-day delinquent mortgage payment within the past ___ months. The borrower may not have more than _____ __-day delinquent payments or _____ ___-day delinquent payments or _____ __-day delinquent payments on revolving debt in the last ___ months and may not have more than _____ __-day delinquent payments or _____ ___-day delinquent payments or _____ ___-day delinquent payments on any installment credit account in the past ___ months. Any open judgments, suits, liens, collections or charge-offs not to exceed $________ must be paid in full at closing. Bankruptcies must be at least ___ months old, fully discharged and the borrower must have re-established a satisfactory credit history. Foreclosures are not allowed in the past ___ months.

     QUALITY CONTROL. [CORPORATION 1] generally performs a pre-funding audit on each ________________ Series Program mortgage loan. This audit includes a review for compliance with ______________ Program parameters and accuracy of the legal documents. [CORPORATION 1] performs a quality control review on a minimum of ___% of the mortgage loans originated or acquired under the ________________ Series Program for complete re-verification of employment, income and liquid assets used to qualify for such mortgage loan. Such review also includes procedures intended to detect evidence of fraudulent documentation and/or imprudent activity during the processing, funding, servicing or selling of the mortgage loan. Verification of occupancy and applicable information is made by regular mail.

     APPRAISALS. One- to four-family residential properties that are to secure _______________ Series Program mortgage loans are appraised by qualified independent appraisers who are approved by [CORPORATION 1]'s correspondents. Such appraisers inspect and appraise the subject property and verify that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to Fannie Mae and Freddie Mac. As part of [CORPORATION 1]'s quality control procedures, either field or desk appraisal reviews are obtained on ____% of all mortgage loans originated under the Progressive Series Program. Selected mortgage loans will also be reviewed for compliance and document accuracy. Desk and/or field appraisal reviews are required on all mortgage loans originated under the Progressive Series Program with Loan-to-Value Ratios in excess of ___% on mortgaged properties located in the State of California, Loan-to-Value Ratios in excess of ___% on any properties in all other states, loan amounts in excess of $___________, non-owner occupied properties, second home properties, cash-out refinance mortgage loans and whenever in the underwriter's judgment it is necessary to reverify the appraised value of the property.

     VARIATIONS. [CORPORATION 1] uses the foregoing parameters as guidelines only. On a case-by-case basis, [CORPORATION 1] may determine that the prospective mortgagor warrants an exception outside the standard _________________ Series Program guidelines. An exception may be allowed if the loan application reflects certain compensating factors, including (i) the prospective mortgagor has demonstrated an ability to save and devote a greater portion of income to basic housing needs; (ii) the prospective mortgagor may have a potential for increased earnings and advancement because of education or special job training, even if the prospective mortgagor has just entered the job market; (iii) the prospective mortgagor has demonstrated an ability to maintain a debt free position; (iv) the prospective mortgagor may have short term income that is verifiable but could not be counted as stable income because it does not meet the remaining term requirements; and (v) the prospective mortgagor's net worth is substantial enough to suggest that repayment of the loan is within the prospective mortgagor's ability.

     [CORPORATION 1] commenced acquiring mortgage loans underwritten pursuant to the ____________ Series Program in ___________, 19__ . Accordingly, [CORPORATION 1] does not have any historical delinquency or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of the Mortgage Loans underwritten pursuant to the _______________ Series Program. There can be no assurance that the delinquency experience of the servicing portfolio of [CORPORATION 1] as described herein will correspond to the delinquency experience of the Mortgage Loans underwritten pursuant to the ______________ Series Program. It is contemplated that all of the ______________ Series Program mortgage loans acquired by [CORPORATION 1] will also be underwritten with a view toward the resale thereof in the secondary mortgage market.

THE MASTER SERVICER

     [CORPORATION 1] (in its capacity as master servicer, the "Master Servicer") will act as master servicer for the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

     The following table sets forth certain delinquency experience including pending foreclosures on residential mortgage loans included in [CORPORATION 1]'s servicing portfolio at the dates indicated. As of _____________, 199_, 199_ , 199_ and ______, 199_, the total principal balance of loans being serviced by [CORPORATION 1] was (in millions) $___________, $________, $________, $________
and $________, respectively.


                                        AT
                           --------------,---------------------------------
                                       199-                         199-                        199-            AT_________31, 199-
                           -------------------------      ---------------------       --------------------    ---------------------
                                          PERCENT OF                   PERCENT OF              PERCENT OF                PERCENT OF
                             NUMBER       SERVICING       NUMBER       SERVICING     NUMBER    SERVICING      NUMBER     SERVICING
                            OF LOANS      PORTFOLIO       OF LOANS     PORTFOLIO    OF LOANS   PORTFOLIO     OF LOANS    PORTFOLIO
                            -------       ---------       --------     ---------    ---------  ---------     --------    ---------

                                                  %                           %                        %                         %
                           ========       ========       ========      ========     ========   ========      ========    ========

Period of Delinquency:
     30-59 days.......                            %                           %                        %                         %
     60-89 days.........                          %                           %                        %                         %
     90 days or more....                          %                           %                        %          2              %2
                            -------        -------       --------       -------     -------    --------      -------     --------


Total Delinquencies
(excluding Foreclosures)                           %                            %                      %          2              %2
                              ========      ========      ========      ========    ========   =========     ========    ========


Foreclosures Pending                               %                            %                      %          N/A          N/A


--------------------

     There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans will correspond to the delinquency and foreclosure experience of the servicing portfolio of [CORPORATION 1] set forth in the foregoing table. The statistics shown above represent the respective delinquency and foreclosure experiences only at the dates presented, whereas the aggregate delinquency and foreclosure experience on the Mortgage Loans will depend on the results obtained over the life of the Trust. The servicing portfolio includes mortgage loans with a variety of payment and other characteristics (including geographic location) which are not necessarily representative of the payment and other characteristics of the Mortgage Loans. The servicing portfolio includes mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the Mortgage Loans. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by [CORPORATION 1]. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Loans.


                         DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Prospectus and the provisions of the Pooling and Servicing Agreement relating to the Certificates offered hereby.

GENERAL


     The Mortgage Pass-Through Certificates, Series 1996-9 (the "Certificates"), will consist of the classes of Certificates offered hereby (the "Offered Certificates") in addition to the Class B-4, Class B-5 and Class B-6 Certificates (the "Other Certificates"), which are not being offered hereby.

     The Certificates will evidence in the aggregate the entire beneficial ownership interest in the Trust. The Trust will consist of (i) the Mortgage Loans, (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the account (the "Protected Account") established by the Master Servicer for the collection of payments on the Mortgage Loans and in the Certificate Account and belonging to the Trust, (iii) property acquired by foreclosure of such Mortgage Loans or by deed in lieu of foreclosure; (iv) any applicable Primary Insurance Policies and standard hazard insurance policies; and (v) all proceeds of the foregoing.

     Each Class of Book-Entry Certificates will be represented initially by one or more certificates which equal in the aggregate the initial Current Principal Amount of such Class registered in the name of Cede & Co. as the nominee of The Depository Trust Company ("DTC"), and beneficial interests will be held by investors through the book-entry facilities of DTC in the United States or Cedel Bank, societe anonyme ("Cedel"), or the Euroclear System ("Euroclear") in Europe, in minimum denominations of $25,000 (except $500,000 and $1,000,000 for the Class A-I-8 and Class X Certificates, respectively) and in each case increments of $1 in excess thereof. One Certificate of each such Class may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Certificates of such Class.

     The Class R-1 and Class R-2 Certificates will be issued in certificated fully-registered form in a single certificate in a denomination of $100 each.

     Distributions of principal and interest as set forth below initially will be made by the Trustee to Cede & Co., as the registered holder of the Book-Entry Certificates, and to the holders of the Physical Certificates. Upon the issuance of Definitive Certificates (as defined in "Description of the Securities--Book-Entry Registration" in the Prospectus) to persons other than Cede & Co., distributions will be made by the Trustee to the persons in whose names such Certificates are registered at the close of business on each Record Date, which will be the last Business Day (as defined below) of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register to be maintained in accordance with the provisions of the Pooling and Servicing Agreement or (ii) upon timely receipt by the Trustee of written instructions from a Certificateholder holding Certificates representing an initial aggregate Current Principal Amount or Notional Amount of not less than $_________, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer, PROVIDED, HOWEVER, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

     A "Business Day" is generally any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banking institutions in New York City or California are authorized or obligated by law or executive order to be closed.

BOOK-ENTRY REGISTRATION

     The Book-Entry Certificates will be issued in one or more certificates which equal the initial Current Principal Amount of the Certificates (other than the Physical Certificates) and will initially be registered in the name of Cede & Co. Cedel and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal

Balances of $25,000 (except $500,000 and $1,000,000 for the Class A-I-8 and Class X Certificates, respectively) and in each case in increments of $1 in excess thereof.

     Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be Cede & Co. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term is used in the Pooling and Servicing Agreement. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Participants. Monthly and annual reports to the Trust provided to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC and to Participants to whose DTC accounts the Book-Entry Certificates are credited. For a description of the features of the book-entry registration system, see "Description of the Securities--Book-Entry Registration" in the Prospectus.

     Physical Certificates and Definitive Certificates will be transferable and exchangeable on a "Certificate Register" to be maintained by the Trustee at the office or agency of the Trustee maintained for that purpose in ___________. Physical Certificates and Definitive Certificates surrendered to the Trustee for registration or transfer or exchange must be accompanied by a written instrument or transfer in form satisfactory to the Trustee. No service charge may be made for any registration of transfer or exchange of Physical Certificates and Definitive Certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required. Such office or agency of the Trustee is currently located at ________________. Certain representations regarding ________________ will be required in connection with the transfer of REMIC Residual Certificates. See "Restrictions on Purchase and Transfer of the Residual Certificates."

AVAILABLE FUNDS

     Available funds for any Distribution Date will be determined separately with respect to each Mortgage Loan Group ("Group I Available Funds" and "Group II Available Funds," respectively,) and in each case will be an amount equal to the aggregate of the following with respect to the related Mortgage Loans: (a) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances (including Certificate Account Advances, as defined under "The Pooling and Servicing Agreement--Monthly Advances" herein) and Compensating Interest Payments (as defined under "The Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses" herein) by the Master Servicer and (c) any amount reimbursed by the Master Servicer in connection with losses on certain eligible investments, except:

     (i) all payments that were due on or before the Cut-off Date;

     (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period and all related payments of interest;

     (iii) all payments, other than Principal Prepayments, that represent early receipt of scheduled payments due on a date or dates subsequent to the Due Date in the month in which such Distribution Date occurs;

     (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances or Certificate Account Advances;

     (v) amounts of Monthly Advances or Certificate Account Advances determined to be nonrecoverable;

     (vi) amounts of Trustee's Fees for such Distribution Date; and

     (vii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) through (xi) described under the caption "The Pooling and Servicing Agreement--Certificate Account" herein.

"Available Funds" for any Distribution Date will equal the sum of the Group I Available Funds and the Group II Available Funds.

DISTRIBUTIONS ON THE CERTIFICATES

     ALLOCATION OF AVAILABLE FUNDS. Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in ____________, 199_, in an aggregate amount equal to the Available Funds for such Distribution Date.

     (A) On each Distribution Date on or prior to the Distribution Date on which the Current Principal Amounts of the Subordinate Certificates are reduced to zero (the "Cross-Over Date"), an amount equal to the Group I Available Funds will be distributed in the following order of priority among the Certificates:

      FIRST, to the interest-bearing Class A-I Certificates, the Residual Certificates and Component I of the Class X Certificates, the Accrued Certificate Interest on each such Class and the Class X Component I Accrued Certificate Interest on such Component for such Distribution Date;

      SECOND, to the interest-bearing Class A-I Certificates, the Residual Certificates and Component I of the Class X Certificates, any Accrued Certificate Interest and Class X Component I Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group I Available Funds, any shortfall in available amounts being allocated among such Classes and Component in proportion to the amount of such Accrued Certificate Interest and Class X Component I Accrued Certificate Interest remaining undistributed for each such Class or Component for such Distribution Date;

      THIRD, to the Class A-I Certificates (other than the Class A-I-8 Certificates), the Residual Certificates and the Class PO Certificates in reduction of the Current Principal Amounts thereof:

     (a) the Group I Senior Optimal Principal Amount (as defined herein), in the following order of priority:

          (i) to the Class A-I-11 Certificates, up to the Class A-I-11 Optimal Principal Amount (as defined herein) for such Distribution Date, until the Current Principal Amount thereof has been reduced to zero;

          (ii) concurrently, to the Class R-1 and Class R-2 Certificates, PRO RATA, based upon their Current Principal Amounts, until the respective Current Principal Amounts thereof have been reduced to zero;

          (iii) ______%, ______% and ______% concurrently to the Class A-I-1 Certificates, the Class A-I-7 Certificates and Class A-I-2 Certificates, until the Current Principal Amount of the Class A-I-1 Certificates has been reduced to zero;

          (iv) ______%, ______% and ______% concurrently to the Class A-I-3 Certificates, the Class A-I-7 Certificates and Class A-I-2 Certificates, until the Current Principal Amount of the Class A-I-3 Certificates has been reduced to zero;

          (v) ______%, ______% and ______% concurrently to the Class A-I-4 Certificates, the Class A-I-7 Certificates and the Class A-I-2 Certificates, until the respective Current Principal Amounts of the Class A-I-4 Certificates and the Class A-I-2 Certificates have been reduced to zero;

          (vi) ______% and ______% concurrently to the Class A-I-5 Certificates and the Class A-I-7 Certificates, until the Current Principal Amount of the Class A-I-5 Certificates has been reduced to zero;

          (vii) ______% and ______% concurrently to the Class A-I-6 Certificates and Class A-I-7 Certificates, until the Current Principal Amount of the Class A-I-6 Certificates has been reduced to zero;

          (viii) concurrently to the Class A-I-9 Certificates and the Class A-I-7 Certificates, PRO RATA, based on their Current Principal Amounts, until the Current Principal Amounts thereof have been reduced to zero;

          (ix) to the Class A-I-10 Certificates, until the Current Principal Amount thereof has been reduced to zero; and

      (B) the Class PO Principal Distribution Amount (as defined herein) for such Distribution Date, to the Class PO Certificates, until the Current Principal Amount thereof has been reduced to zero; and

      FOURTH, the Class PO Deferred Amount for such Distribution Date to the Class PO Certificates; provided, that (i) on any Distribution Date, distributions pursuant to this priority (A) FOURTH, shall not exceed the excess, if any, of (x) the Available Funds remaining after giving effect to distributions pursuant to priorities (A) FIRST through THIRD above and (B) FIRST through THIRD below over (y) the amount of Accrued Certificate Interest for such Distribution Date and Accrued Certificate Interest remaining undistributed from previous Distribution Dates on all Classes of Subordinate Certificates then outstanding, (ii) such distributions shall not reduce the Current Principal Amount of the Class PO Certificates and (iii) no distribution will be made in respect of the Class PO Deferred Amount after the Cross-Over Date.

     The "Class A-I-11 Optimal Principal Amount" for any Distribution Date occurring prior to the Distribution Date in ________, 200__ will equal zero. The Class A-I-11 Optimal Principal Amount for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, _____% of the Class A-I-11 Pro Rata Optimal Principal Amount (as defined below) for such Distribution Date; for any Distribution Date during the seventh year after the Closing Date, _____% of the Class A-I-11 Pro Rata Optimal Principal Amount for such Distribution Date; for any Distribution Date during the eighth year after the Closing Date, _____% of the Class A-I-11 Pro Rata Optimal Principal Amount for such Distribution Date; for any Distribution Date during the ninth year after the Closing Date, _____% of the Class A-I-11 Pro Rata Optimal Principal Amount for such Distribution Date; and for any Distribution Date during and after the tenth year after the Closing Date, _____% of the Class A-I-11 Pro Rata Optimal Principal Amount. Notwithstanding the foregoing, if on any Distribution Date the Current Principal Amount of each Class of Class A-I Certificates (other than the Class A-I-8 and Class A-I-11 Certificates) has been reduced to zero, the Class A-I-11 Optimal Principal Amount shall equal the Group I Senior Optimal Principal Amount to the extent not distributed on such Distribution Date to other Classes of Class A-I Certificates or Residual Certificates.

     For any Distribution Date, the "Class A-I-11 Pro Rata Optimal Principal Amount" shall be an amount equal to the product of (x) the Group I Senior Optimal Principal Amount for such Distribution Date multiplied by (y) a fraction, the numerator of which is the Current Principal Amount of the Class A-I-11 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Current Principal Amounts of all Classes of Class A-I Certificates and Residual Certificates immediately prior to such Distribution Date.

     "Pro rata" distributions among Classes of Certificates will be made in proportion to the then Current Principal Amounts of such Classes.

     If, after distributions have been made pursuant to priorities (A) FIRST and SECOND above on any Distribution Date, remaining Group I Available Funds are less than the sum of the Group I Senior Optimal Principal Amount and the Class PO Principal Distribution Amount for such Distribution Date, such amounts shall be proportionately reduced, and such remaining Group I Available Funds will be distributed on the Class A-I Certificates (other than the Class A-I-8 Certificates), Residual Certificates and Class PO Certificates in accordance with clauses (a) and (b) of priority (A) THIRD above on the basis of such reduced amounts. Notwithstanding any reduction in principal distributable to the Class PO Certificates pursuant to this paragraph, the principal balance of the Class PO Certificates shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class PO Certificates in accordance with clause (b) of priority (A) THIRD above and (ii) principal actually distributed to the Class PO Certificates after giving effect to this paragraph (the "Class PO Cash Shortfall"). The Class PO Cash Shortfall with respect to any Distribution Date will be added to the Class PO Deferred Amount.

        (B) On each Distribution Date on or prior to the Cross-Over Date, an amount equal to the Group II Available Funds will be distributed in the following order of priority among the Certificates:

     FIRST, to the Class A-II Certificates and Component II of the Class X Certificates, the Accrued Certificate Interest on such Class and Class X Component II Accrued Certificate Interest on such Component for such Distribution Date;

     SECOND, to the Class A-II Certificates and Component II of the Class X Certificates, any Accrued Certificate Interest and Class X Component II Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of the remaining Group II Available Funds, any shortfall in available amounts being allocated between such Class and Component in proportion to the amount of such Accrued Certificate Interest and Class X Component II Accrued Certificate Interest remaining undistributed for such Class or Component for such Distribution Date; and

     THIRD, the Group II Senior Optimal Principal Amount to the Class A-II Certificates until their Current Principal Amount has been reduced to zero.

          (C) On each Distribution Date on or prior to the Cross-Over Date, an amount equal to any remaining Group I Available Funds and Group II Available Funds following the distributions in (A) and (B) above will be distributed sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (c) such Class's Allocable Share (as defined herein) for such Distribution Date.

          (D) On each Distribution Date prior to the occurrence of the Cross-Over Date but after the reduction of the Current Principal Amounts of the Class A-I Certificates (other than the Class A-I-8 Certificates) or Class A-II Certificates to zero, the remaining Class or Classes of Class A Certificates (other than the Class A-I-8 Certificates) will be entitled to receive, in addition to any Principal Prepayments related to such Class A Certificates' respective Mortgage Loan Group, 100% of the Principal Prepayments on the Mortgage Loans in the other Mortgage Loan Group (in the case of Mortgage Loan Group I in accordance with the priorities set forth in priority (A) THIRD above, and in reduction of the Current Principal Amounts). In addition, if on any Distribution Date on which the aggregate Current Principal Amount of the Class A-I Certificates (other than the Class A-I-8 Certificates) or Class A-II Certificates would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group (other than the related PO Percentage (as defined herein) of the Group I Discount Mortgage Loans in Mortgage Loan Group I) and Class B Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, 100% of the Principal Prepayments otherwise allocable to the Class B Certificates on the Mortgage Loans in the other Mortgage Loan Group will be distributed to such Class or Classes of Class A Certificates (other than the Class A-I-8 Certificates) (in the case of the Class A-I Certificates, in accordance with the priorities set forth in priority (A) THIRD above) in reduction of the Current Principal Amounts thereof, until the aggregate Current Principal Amount of the Class A-I Certificates (other than the Class A-I-8 Certificates) or Class A-II Certificates, as applicable, is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group (other than the related PO Percentage of the Group I Discount Mortgage Loans in Mortgage Loan Group I).

          (E) On each Distribution Date after the Cross-Over Date, distributions of principal on the outstanding Class A-I Certificates (other than the Class A-I-8 Certificates) and Residual Certificates will be made PRO RATA among all such Certificates, regardless of the allocation, or sequential nature, of principal payments described in priority (A) THIRD above, based upon the then Current Principal Amounts of such Certificates, and interest will be distributed as described above with respect to Distribution Dates on or prior to the Cross-Over Date.

          (F) On each Distribution Date, any Group I Available Funds and Group II Available Funds remaining after payment of interest and principal as described above will be distributed to the Class R-1 and Class R-2 Certificates; provided that if on any Distribution Date there are any Group I Available Funds remaining after payment of interest and principal as described in the preceding paragraphs, such Group I Available Funds will be distributed to the Class A-II Certificates in accordance with the priorities in paragraph (B) above until all amounts due to such Certificates have been paid in full before any amounts are distributed to the Residual Certificates. Similarly, if on any Distribution Date there are any Group II Available Funds remaining after payment of interest and principal as described in the preceding paragraphs, such Group II Available Funds will be distributed to the Senior Certificates (other than the Class A-II Certificates and Component II of the Class X Certificates) in accordance with the priorities in priority (A) THIRD above or paragraph (E) above, as applicable, until all amounts due to such Senior Certificates have been paid in full before any amounts are distributed to the Residual Certificates. It is not anticipated that there will be any significant amounts remaining for such distribution.

     INTEREST. Interest will accrue during the preceding Interest Accrual Period for each interest-bearing Class of Certificates at its Pass-Through Rate on the Current Principal Amount or Notional Amount of such Class immediately preceding such Distribution Date. The effective yield to the holders of Certificates (other than the Class A-I-7 and Class A-I-8 Certificates) will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price, because interest will not be distributed to such Certificateholders until the _____ day (or if such day is not a Business Day, then on the next succeeding Business Day) of the month following the month in which interest accrues on the Mortgage Loans. See "Yield and Prepayment Considerations" herein.

     All interest-bearing Offered Certificates (other than the Class A-I-7, Class A-I-8, Class X and Class R-2 Certificates) will bear interest at the fixed Pass-Through Rates set forth on the cover page hereof.

     The Class A-I-7 Certificates will bear interest at _____% per annum during the first Interest Accrual Period. During each Interest Accrual Period thereafter, the Class A-I-7 Certificates will bear interest subject to a maximum rate of _____% per annum and a minimum rate of _____% per annum, at a rate per annum equal to _____% in excess of LIBOR, as more fully described below.

        The Class A-I-8 Certificates will bear interest on the Class A-I-8 Notional Amount at _____% per annum during the first Interest Accrual Period. During each Interest Accrual Period thereafter, the Class A-I-8 Certificates will bear interest on the Class A-I-8 Notional Amount subject to a maximum rate of _____% per annum and a minimum rate of __% per annum, at a rate equal to _____% - LIBOR, as more fully described below.

     The Class X Certificates will bear interest on the Class X Notional Amount at a variable Pass-Through Rate equal to the excess of (a) the weighted average of the Net Rates of all of the Mortgage Loans over (b) the weighted average of the Pass-Through Rates of all the Certificates (other than the Class X Certificates). The Pass-Through Rate for the Class X Certificates for the first Interest Accrual Period is expected to be approximately _____% per annum.

     In order to calculate the source of interest due on the Class X Certificates and for REMIC purposes, the Class X Certificates are deemed to consist of separate components (each, a "Separate Component"), certain of which correspond to the Class A-I Certificates, the Class R-1 Certificates and a principal amount of the Class B Certificates which derives its distributions from the Group I Mortgage Loans (collectively, "Component I") and one which


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corresponds to the Class A-II Certificates and the principal amount of the Class
B Certificates which derives its distributions from the Group II Mortgage Loans ("Component II").

     Since interest on the Class X Certificates is based on amounts paid on both the Group I Mortgage Loans and the Group II Mortgage Loans, the Accrued Certificate Interest for the Class X Certificates may also be expressed as the sum of the Class X Component I Accrued Certificate Interest and the Class X Component II Accrued Certificate Interest (each as defined below.)

     "Class X Component I Accrued Certificate Interest" for any Distribution Date is equal to the excess of the interest accrued on the Group I Mortgage Loans at the weighted average of the Net Rates of such Mortgage Loans for such Distribution Date over the sum of (x) all Accrued Certificate Interest on the Class A-I Certificates and the Residual Certificates for such Distribution Date,
(y) the portion of the Accrued Certificate Interest on the Class B Certificates for such Distribution Date that the Class B Group I Current Principal Amount as of such Distribution Date bears to the aggregate Current Principal Amounts of the Class B Certificates as of such Distribution Date, and (z) the portion of
(i) any Net Interest Shortfall and (ii) the interest portion of any Excess Losses, and after the CrossOver Date, (iii) the interest portion of any Realized Losses, allocated to the Class X Certificates that the Class X Component I Accrued Certificate Interest (determined without regard to this clause (z)) bears to the total Accrued Certificate Interest on the Class X Certificates (determined without regard to such Net Interest Shortfall, or the interest portion of Excess Losses or Realized Losses, as applicable). For this purpose, the "Class B Group I Current Principal Amount" as of any Distribution Date equals the aggregate Current Principal Amounts of the Class B Certificates as of such Distribution Date less the Class B Group II Current Principal Amount (as defined below) as of such Distribution Date. However, if on any Distribution Date, the interest on the Group II Mortgage Loans at their Net Rates is less than the Accrued Certificate Interest on the Class A-II Certificates, the Class X Component I Accrued Certificate Interest for such Distribution Date shall equal the Accrued Certificate Interest for the Class X Certificates.

     "Class X Component II Accrued Certificate Interest" for any Distribution Date is equal to the excess of the interest accrued on the Group II Mortgage Loans at the weighted average of the Net Rates of such Mortgage Loans for such Distribution Date over the sum of (x) all Accrued Certificate Interest on the Class A-II Certificates for such Distribution Date, (y) the portion of the Accrued Certificate Interest on the Class B Certificates for such Distribution Date that the Class B Group II Current Principal Amount as of such Distribution Date bears to the aggregate Current Principal Amounts of the Class B Certificates as of such Distribution Date, and (z) the portion of (i) any Net Interest Shortfall and (ii) the interest portion of any Excess Losses, and after the Cross-Over Date, (iii) the interest portion of any Realized Losses, allocated to the Class X Certificates that the Class X Component II Accrued Certificate Interest (determined without regard to this clause (z)) bears to the total Accrued Certificate Interest on the Class X Certificates (determined without regard to such Net Interest Shortfall, or the interest portion of Excess Losses or Realized Losses, as applicable). For this purpose, the "Class B Group II Current Principal Amount" as of any Distribution Date equals the sum of the Scheduled Principal Balances of the Group II Mortgage Loans as of such Distribution Date less the Current Principal Amount of the Class A-II Certificates as of such Distribution Date. However, if on any Distribution Date, the interest on the Group I Mortgage Loans at their Net Rates is less than the Accrued Certificate Interest on the Class A-I Certificates, the Class X Component II Accrued Certificate Interest for such Distribution Date shall equal the Accrued Certificate Interest for the Class X Certificates.

     The Class R-2 Certificates will bear interest on their Current Principal Amount at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate for the Class R-2 Certificates for the first Interest Accrual Period is expected to be approximately _____% per annum.

     The "Accrued Certificate Interest" for any interest-bearing Certificate for any Distribution Date will equal the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount (or, in the case of the Class A-I-8 Certificates, the Class

A-I-8 Notional Amount, and in the case of a Class X Certificate, the Class X Notional Amount) of such Certificate immediately prior to such Distribution Date less (i) in the case of an interest-bearing Senior Certificate, such Certificate's share of any Net Interest Shortfall (as defined herein) and the interest portion of any Excess Losses and, after the Cross-Over Date, the interest portion of any Realized Losses and (ii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall and the interest portion of any Realized Losses. Such shortfalls and losses will be allocated among the Senior Certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls and losses. Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the outstanding principal balance (or Class A-I-8 Notional Amount or Class X Notional Amount) of such Certificate has been reduced to zero.

     The "Current Principal Amount" of any Certificate (other than a Class A-I-8 or Class X Certificate) as of any Distribution Date will equal such Certificate's initial principal amount on the Closing Date as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate on account of principal (and the Class PO Cash Shortfall with respect to a Class PO Certificate), (ii) the principal portion of all Realized Losses previously allocated to such Certificate and (iii) in the case of a Subordinate Certificate, such Certificate's share, if any, of the Subordinate Certificate Writedown Amount and the Class PO Deferred Payment Writedown Amount for previous Distribution Dates. With respect to any Class of Certificates (other than the Class A-I-8 or Class X Certificates), the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class.

     As of any Distribution Date, the "Subordinate Certificate Writedown Amount" will equal the amount by which (a) the sum of the Current Principal Amounts of all of the Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and the Class PO Deferred Payment Writedown Amount in reduction of the Current Principal Amounts of the Certificates on such Distribution Date) exceeds (b) the sum of the Scheduled Principal Balances of the Mortgage Loans on the first day of the month of such Distribution Date less any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date (as defined herein). For any Distribution Date, the "Class PO Deferred Payment Writedown Amount" will equal the amount, if any, distributed on such date in respect of the Class PO Deferred Amount pursuant to priority (A) FOURTH under "--Allocation of Available Funds" above. The Subordinate Certificate Writedown Amount and the Class PO Deferred Payment Writedown Amount will be allocated to the Classes of Subordinate Certificates in inverse order of their numerical Class designations, until the Current Principal Amount of each such Class has been reduced to zero and, from and after the Cross-Over Date, the Subordinate Certificate Writedown Amount will be allocated PRO RATA among the Classes of Senior Certificates (other than the Class A-I-8, Class X and Class PO Certificates) based on their then-outstanding Current Principal Amounts.

     The Class A-I-8 Certificates will have a notional principal balance equal to the Current Principal Amount of the Class A-I-7 Certificates.

     The Class X Certificates will have a notional principal balance equal to the aggregate Scheduled Principal Balances of all of the Mortgage Loans.

     With respect to any Distribution Date, the "Interest Shortfall" is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Rates) resulting from (a) prepayments in full received during the related Prepayment Period, (b) partial prepayments received during the related Prepayment Period to the extent applied prior to the Due Date in the month of the Distribution Date and (c) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940 (the "Relief Act"). Interest Shortfalls will result because
(i) Mortgagors are obligated to pay interest on prepayments in full only to the date of prepayment by the Mortgagor, (ii) (a) partial prepayments are generally not required to be accompanied by interest on the amount of such partial prepayment and (b) partial prepayments applied prior to the Due Date in the month of the Distribution Date will result in a reduction of the Scheduled Principal Balance of the related Mortgage Loan without a corresponding reduction of the Current Principal Amount of any Certificate and (iii) the Relief Act limits, in certain circumstances, the interest rate required to be paid by a Mortgagor in the military service, to 6% per annum. Interest Shortfalls resulting from prepayments in full or in part in any calendar month will be offset by the Master Servicer on the Distribution Date in the following calendar month to the extent that such Interest Shortfalls do not exceed the lesser of
(i) the Master Servicing Fee in connection with such Distribution Date or (ii) _______ of the Scheduled Principal Balances of the Mortgage Loans with respect to such Distribution Date. The amount of the Master Servicing Fee used to offset such Interest Shortfalls is referred to herein as a "Compensating Interest Payment." Interest Shortfalls net of Compensating Interest Payments are referred to herein as "Net Interest Shortfalls."

     If on any Distribution Date the Group I Available Funds are less than the Accrued Certificate Interest on the Class A-I and Residual Certificates and the Class X Component I Accrued Certificate Interest on Component I of the Class X Certificates or if the Group II Available Funds are less than the Accrued Certificate Interest on the Class A-II Certificates and the Class X Component II Accrued Certificate Interest on Component II of the Class X Certificates, in each case for such Distribution Date and prior to reduction for Net Interest Shortfall and the interest portion of Realized Losses, the shortfall will be allocated among the holders of each such respective Class or Component in proportion to the respective amounts of Accrued Certificate Interest and Class X Component I Accrued Certificate Interest or Class X Component II Accrued Certificate Interest, as applicable, that would have been allocated thereto in the absence of such Net Interest Shortfall and/or Realized Losses for such Distribution Date on each such Class or Component. In addition, the amount of any interest shortfalls with respect to the related Mortgage Loan Group that are covered by subordination will constitute unpaid Accrued Certificate Interest or unpaid Class X Component I Accrued Certificate Interest or unpaid Class X Component II Accrued Certificate Interest and will be distributable to holders of the Certificates of the related Classes or Component entitled to such amounts on subsequent Distribution Dates, to the extent of Group I Available Funds or Group II Available Funds, as applicable, after interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the limited extent described above.

     Commencing on ___________, 199_ and monthly thereafter on the second Business Day prior to the first day of the related Interest Accrual Period for the Class A-I-7 and Class A-I-8 Certificates (each, a "LIBOR Determination Date"), until the Current Principal Amount of the Class A-I-7 Certificates and the Class A-I-8 Notional Amount have been reduced to zero, the Trustee will request each of the designated reference banks meeting the criteria set forth herein (the "Reference Banks") to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. For purposes of calculating LIBOR, "Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City. In lieu of making a request of the Reference Banks, the Trustee may rely on the quotations for those Reference Banks that appear at such time on the page, whatever its designation, on which LIBOR is for the time being displayed on the Reuters Monitor Money Rates Service or the appropriate Associated Press-Dow Jones Telerate Service.

     LIBOR will be established by the Trustee on each LIBOR Determination Date as follows:

          (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Seller are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference

     Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Seller are quoting on such LIBOR Determination Date to leading European banks.

          (c) If on any LIBOR Determination Date, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be _____%.

     Each Reference Bank shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not control, be controlled by, or be under common control with the Seller, and (iii) have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Seller should terminate the appointment of any such Reference Bank, the Seller will promptly appoint another leading bank meeting the criteria specified above.

     The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-I-7 and A-I-8 Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the Trustee at (___) ____ - _____________.

     PRINCIPAL. An amount equal to all amounts payable in respect of principal of the Group I Mortgage Loans will be allocated between (i) the Senior Certificates (other than the Class A-I-8, Class A-II, Class PO and Class X Certificates) and the Subordinate Certificates, on the one hand, and (ii) the Class PO Certificates, on the other, in each case based on the applicable Non-PO Percentage and the applicable PO Percentage, respectively, of such amounts.

     The "Non-PO Percentage" with respect to any Mortgage Loan with a Net Rate less than _____% per annum (each such Mortgage Loan, a "Group I Discount Mortgage Loan") will be equal to the Net Rate thereof divided by _____%. The "Non-PO Percentage" with respect to any Mortgage Loan with a Net Rate equal to or greater than 8.00% (each such Mortgage Loan, a "Non-Discount Mortgage Loan") will be _____%. The "PO Percentage" with respect to any Discount Mortgage Loan will be the fraction, expressed as a percentage, equal to _____% minus the Net Rate thereof divided by _____%. The "PO Percentage" with respect to any Non-Discount Mortgage Loan will be _____%.

     Distributions in reduction of the Current Principal Amount of each Class of Senior Certificates (other than the Class A-I-8, Class A-II and Class X Certificates) will be made on each Distribution Date pursuant to priority (A) THIRD above, the fourth paragraph following priority (A) FOURTH and paragraphs
(D), (E) and (F) above under "--Allocation of Available Funds." In accordance with priority (A) THIRD, the Group I Available Funds remaining after distribution of interest on the Class A-I Certificates, the Residual Certificates and Component I of the Class X Certificates on such Distribution Date will be allocated to the Class A-I and the Residual Certificates, and the Class PO Certificates in an aggregate amount not to exceed the sum of the Group I Senior Optimal Principal Amount and the Class PO Principal Distribution Amount for such Distribution Date.

     Distributions in reduction of the Current Principal Amount of the Class A-II Certificates will be made on each Distribution Date pursuant to priority
(B) THIRD and paragraphs (D) and (F) under "--Allocation of Available Funds" above.

     Distributions in reduction of the Current Principal Amounts of the Subordinate Certificates will be made pursuant to paragraph (C) under "--Allocation of Available Funds" above. The sum of the Group I Available Funds and the Group II Available Funds, if any, remaining after distributions of principal and interest on the Senior Certificates and payments in respect of the Class PO Deferred Amount on such Distribution Date will be allocated to the Subordinate Certificates in an amount equal to each such Class's Allocable Share for such Distribution Date, provided that no distribution of principal will be made on any such Class until any Class ranking prior thereto has received distributions of interest and principal, and such Class has received distributions of interest, on such Distribution Date.

     The amount to which the Senior Certificates (other than the Class A-I-8, Class PO and Class X Certificates) are entitled as principal on any Distribution Date will be determined separately for the Class A-I Certificates and the Residual Certificates (the "Group I Senior Optimal Principal Amount") and for the Class A-II Certificates (the "Group II Senior Optimal Principal Amount") and in each case will be an amount equal to the sum of:

     (i) the applicable Senior Percentage (as defined below) of the applicable Non-PO Percentage of all scheduled payments of principal due on each Mortgage Loan in the related Mortgage Loan Group on the first day of the month in which the Distribution Date occurs, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Coverage Termination Date, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

     (ii) the applicable Senior Prepayment Percentage (as defined below) of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period (as defined below);

     (iii) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all partial prepayments of principal received on each Mortgage Loan in the related Mortgage Loan Group during the applicable Prepayment Period;

     (iv) the lesser of (a) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (w) the net liquidation proceeds allocable to principal on each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (x)) and (x) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy, and (b) the applicable Senior Percentage of the applicable Non-PO Percentage of the sum of (w) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (x)) and (x) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy less
   (y) in the case of clause (b), the applicable Senior Percentage of the applicable Non-PO Percentage of the principal portion of Excess Losses (other than Debt Service Reductions) on each Mortgage Loan in the related Mortgage Loan Group incurred during the related Prepayment Period; and

     (v) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was repurchased by the Master Servicer in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by the Master Servicer with a substitute Mortgage Loan pursuant to the Pooling and Servicing Agreement in connection with such Distribution Date and the Scheduled Principal Balance of such substitute Mortgage Loan.

     With respect to any Mortgage Loan and any Distribution Date, the "Prepayment Period" is the period from the first day through the last day of the month preceding the month of such Distribution Date.

     The "Class A-I Senior Percentage" and the "Class A-II Senior Percentage" (each, a "Senior Percentage") will each initially equal approximately _____%. Each Senior Percentage will be recalculated with respect to each Distribution Date to equal the lesser of (i) _____% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amounts of all of the Class A-I Certificates and the Residual Certificates in the case of the Class A-I Senior Percentage and the Class A-II Certificates in the case of the Class A-II Senior Percentage immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of all the Mortgage Loans in the related Mortgage Loan Group (other than the PO Percentage of the Group I Discount Mortgage Loans in the case of Mortgage Loan Group I) immediately preceding such Distribution Date. The initial Class A-I Senior Percentage is greater than the initial percentage interest in Mortgage Loan Group I evidenced by the related Classes of Class A-I Certificates and Residual Certificates in the aggregate, because such percentage is calculated without regard to the PO Percentage of the Scheduled Principal Balance of each Group I Discount Mortgage Loan.

     The "Senior Prepayment Percentage" with respect to each Mortgage Loan Group on any Distribution Date occurring during the periods set forth below will be as follows:

PERIOD (DATES INCLUSIVE)                 SENIOR PREPAYMENT PERCENTAGE

______, 199_   to _______, 20__ ............  _____%

______, 20__   to _______, 20__ ............ applicable Senior Percentage plus
                                               _____% of the Subordinate
                                               Percentage

______, 20__   to _______, 20__ ............ applicable Senior Percentage plus
                                               _____% of the Subordinate
                                               Percentage

______, 20__   to _______, 20__ ............ applicable Senior Percentage plus
                                               _____% of the Subordinate
                                               Percentage

______, 20__   to _______, 20__ ............ applicable Senior Percentage plus
                                               _____% of the Subordinate
                                               Percentage

______, 20__  and thereafter................ applicable Senior Percentage

     Notwithstanding the foregoing, if on any Distribution Date the applicable Senior Percentage exceeds the applicable Senior Percentage as of the Cut-off Date, the related Senior Prepayment Percentage for such Distribution Date will equal 100%. Upon reduction of the Current Principal Amounts of the Class A-I Certificates and the Residual Certificates or the Class A-II Certificates, as applicable, to zero, the related Senior Prepayment Percentage will equal _____%; provided that in the circumstances described in paragraph (D) above under "--Allocation of Available Funds," prepayments resulting from Mortgage Loans in one Mortgage Loan Group and otherwise distributable to the Subordinate Certificates will be distributed to the Senior Certificates related to the other Mortgage Loan Group (other than the Class PO and Class X Certificates in the case of the Group I Mortgage Loans).

     In addition, no reduction of a Senior Prepayment Percentage shall occur on any Distribution Date (such limitation being the "Senior Prepayment Percentage Stepdown Limitation") unless, as of the last day of the month preceding such Distribution Date, either (a)(i)(X) the aggregate outstanding principal balance of Mortgage Loans in both Mortgage Loan Groups delinquent _____ days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates averaged over the last six months, does not exceed _____% or (Y) the aggregate outstanding principal balance of the Mortgage Loans in both Mortgage Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed _____% and (ii) cumulative Realized Losses on the Mortgage Loans in both Mortgage Loan Groups do not exceed (a) _____% of the aggregate Current Principal Amounts of the Subordinate Certificates as of the Cut-off Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including ___________ 20__ and _________ 20__, (b) _____% of the related Original Subordinate Principal Balance if such Distribution Date occurs between and including __________ 20__ and __________ 20__, (c)_____% of the related Original Subordinate Principal Balance if such

Distribution Date occurs between and including _________ 20__ and ________ 20__,
(d) _____% of the related Original Subordinate Principal Balance if such Distribution Date occurs between and including ________, 20__ and ________, 20__, and (e) _____% of the related Original Subordinate Principal Balance if such Distribution Date occurs during or after ________, 20__ or (b)(i) the outstanding principal balance of the Mortgage Loans in both Mortgage Loan Groups delinquent ______ days or more averaged over the last ______ months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last ______ months, does not exceed _____% and (ii) Realized Losses on the Mortgage Loans in both Mortgage Loan Groups to date for such Distribution Date are less than _____% of the Original Subordinate Principal Balance.

     The "Class PO Principal Distribution Amount" with respect to each Distribution Date will be an amount equal to the sum of:

     (i) the applicable PO Percentage of all scheduled payments of principal due on each Group I Discount Mortgage Loan on the first day of the month in which the Distribution Date occurs, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Coverage Termination Date, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

     (ii) the applicable PO Percentage of the Scheduled Principal Balance of each Group I Discount Mortgage Loan which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period;

     (iii) the applicable PO Percentage of all partial prepayments of principal on Group I Mortgage Loans received during the applicable Prepayment Period;

     (iv) the lesser of (a) the applicable PO Percentage of the sum of (w) the net liquidation proceeds allocable to principal on each Group I Discount Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Group I Discount Mortgage Loans described in clause (x)) and (x) the Scheduled Principal Balance of each Group I Discount Mortgage Loan that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy, and (b) the applicable PO Percentage of the sum of (w) the Scheduled Principal Balance of each Group I Discount Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Group I Discount Mortgage Loans described in clause (x)) and (x) the Scheduled Principal Balance of each Group I Discount Mortgage Loan that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy less (y) in the case of clause (b), the applicable PO Percentage of the principal portion of Excess Losses (other than Debt Service Reductions) with respect to Group I Mortgage Loans incurred during the related Prepayment Period; and

     (v) the applicable PO Percentage of the sum of (a) the Scheduled Principal Balance of each Group I Discount Mortgage Loan which was repurchased by the Master Servicer in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of a Group I Discount Mortgage Loan that has been replaced by the Master Servicer with a substitute Group I Discount Mortgage Loan pursuant to the Pooling and Servicing Agreement in connection with such Distribution Date and the Scheduled Principal Balance of such substitute Group I Discount Mortgage Loan.

     The "Subordinate Percentage" with respect to each Mortgage Loan Group, which will initially equal approximately _____% with respect to each of Mortgage Loan Group I and Mortgage Loan Group II, will be recalculated for each Distribution Date to equal _____% minus the related Senior Percentage for such Distribution Date. The "Subordinate Prepayment Percentage" with respect to each Mortgage Loan Group on any Distribution Date will equal _____% minus the related Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amounts of the related Senior Certificates (other than the Class PO Certificates in the case of Mortgage Loan Group I) have each been reduced to zero, the applicable Subordinate Prepayment Percentage will equal _____%.

     The "Subordinate Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of the following (but in no event greater than the aggregate Current Principal Amounts of the Subordinate Certificates immediately prior to such Distribution Date):

     (i) the applicable Subordinate Percentage of the applicable Non-PO Percentage of all scheduled payments of principal due on each Mortgage Loan in the related Mortgage Loan Group on the _____ day of the month in which the Distribution Date occurs, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Coverage Termination Date, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

     (ii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period;

     (iii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of all partial prepayments of principal received on Mortgage Loans in the Related Mortgage Loan Group during the applicable Prepayment Period (plus, on the Distribution Date on which the Current Principal Amounts of the related Senior Certificates (other than the Class PO Certificates in the case of Mortgage Loan Group I) have all been reduced to zero, 100% of any applicable Senior Optimal Principal Amount remaining undistributed on such date);

     (iv) the excess, if any, of the applicable Non-PO Percentage of the sum of
     (a) the net liquidation proceeds allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan in the related Mortgage Loan Group (other than Mortgage Loans described in clause (b)) and (b) the principal balance of each Mortgage Loan in the related Mortgage Loan Group that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy over (c) the sum of the amounts distributable to the related Senior Certificateholders pursuant to clause
     (iv) of each of the definitions of Group I Senior Optimal Principal Amount, Group II Senior Optimal Principal Amount and Class PO Principal Distribution Amount on such Distribution Date; and

     (v) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was repurchased by the Master Servicer in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by the Master Servicer with a substitute Mortgage Loan pursuant to the Pooling and Servicing Agreement in connection with such Distribution Date and the Scheduled Principal Balance of such substitute Mortgage Loan.

     The "Allocable Share" with respect to any Class of Subordinate Certificates on any Distribution Date will generally equal such Class's PRO RATA share (based on the Current Principal Amount of each Class entitled thereto) of each of the components of the definition of the Subordinate Optimal Principal Amount; provided, that, except as described in the second succeeding sentence, no Class of Subordinate Certificates shall be entitled on any Distribution Date to receive distributions pursuant to clauses (ii), (iii) and (v) of the definition of the Subordinate Optimal Principal Amount unless the Class Prepayment Distribution Trigger for the related Class is satisfied for such Distribution Date. The "Class Prepayment Distribution Trigger" for a Class of Subordinate Certificates for any Distribution Date is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class and each Class subordinate thereto, if any, and the denominator of which is the Scheduled Principal Balances of all of the Mortgage

Loans as of the Due Date in the month next preceding such Distribution Date, equals or exceeds such percentage calculated as of the Closing Date. If on any Distribution Date the Current Principal Amount of any Class of Subordinate Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributable to such Class pursuant to clauses (ii), (iii) and (v) of the definition of "Subordinate Optimal Principal Amount," to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Classes of Subordinate Certificates in reduction of their respective Current Principal Amounts in the order of their numerical Class designations. If the Class Prepayment Distribution Trigger is not satisfied for any Class of Subordinate Certificates on any Distribution Date, this may have the effect of accelerating the amortization of more senior Classes of Subordinate Certificates. On any Distribution Date, any reduction in funds available for distribution to the Classes of Subordinate Certificates resulting from a distribution of the Class PO Deferred Amount will be allocated to the Classes of Subordinate Certificates, in reduction of the Allocable Shares thereof, in inverse order of their numerical Class designations.

     "Determination Date" means the 18th day of the month of the Distribution Date, or if such day is not a Business Day, the following Business Day (but in no event less than two Business Days prior to the related Distribution Date).

     "Insurance Proceeds" are amounts paid by an insurer under any Primary Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note and other than amounts used to repair or restore the Mortgaged Property or to reimburse certain expenses.

     "Repurchase Proceeds" are proceeds of any Mortgage Loan repurchased by [Corporation 1] and any cash deposit in connection with the substitution of a Mortgage Loan pursuant to the provisions described under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans" and "--Representations and Warranties" herein.

     "Principal Prepayment" is any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

     "Monthly Payment" with respect to any Mortgage Loan and any month is the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of any Mortgaged Property acquired through foreclosure or deed-in-lieu of foreclosure (each such Mortgaged Property, an "REO Property"), would otherwise have been payable under the related Mortgage Note.

ALLOCATION OF LOSSES; SUBORDINATION

     A "Realized Loss" with respect to a Mortgage Loan is (i) a Bankruptcy Loss (as defined below) or (ii) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the Mortgage Rate through the last day of the month of liquidation less the Net Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgaged Property. A "Liquidated Mortgage Loan" is any defaulted Mortgage Loan as to which the Master Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

     "Liquidation Proceeds" are amounts received by the Master Servicer in connection with the liquidation of a defaulted Mortgage Loan whether through trustee's sale, foreclosure sale, proceeds of insurance policies, condemnation proceeds or otherwise.

     "Net Liquidation Proceeds" with respect to a Mortgage Loan are Liquidation Proceeds net of expenses incurred by the Master Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property.

     In the event of a personal bankruptcy of a Mortgagor, the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then Outstanding Principal Balance of the Mortgage Loan secured by such Mortgaged Property and could reduce the secured debt to such value. In such case, the holder of such Mortgage Loan would become an unsecured creditor to the extent of the difference between the Outstanding Principal Balance of such Mortgage Loan and such reduced secured debt (such difference, a "Deficient Valuation"). In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction of the amount of the monthly payment on the related Mortgage Loan (a "Debt Service Reduction").

     A "Bankruptcy Loss" with respect to any Mortgage Loan is a Deficient Valuation or Debt Service Reduction.

     A "Fraud Loss" is any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

     A "Special Hazard Loss" is a Realized Loss attributable to damage or a direct physical loss suffered by a Mortgaged Property (including any Realized Loss due to the presence or suspected presence of hazardous wastes or substances on a Mortgaged Property) other than any such damage or loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under the Pooling and Servicing Agreement or any loss due to normal wear and tear or certain other causes.

     The applicable Non-PO Percentage of the principal portion of any Realized Loss (other than Excess Losses) on a Mortgage Loan in either Mortgage Loan Group for any Distribution Date will not be allocated to any Senior Certificates until the Cross-Over Date. Prior to the Cross-Over Date (and on such date under certain circumstances), the applicable Non-PO Percentage of any such Realized Loss will be allocated among the outstanding Classes of Subordinate Certificates, in inverse order of priority, until the Current Principal Amount of each such Class has been reduced to zero (i.e., such Realized Losses will be allocated first to the Class B-6 Certificates while such Certificates are outstanding, second to the Class B-5 Certificates, and so on). The applicable Non-PO Percentage of the principal portion of any Excess Bankruptcy Loss (other than a Debt Service Reduction), Excess Fraud Loss or Excess Special Hazard Loss for any Distribution Date will be allocated PRO RATA among all outstanding Classes of Certificates (other than the Class PO and Class X Certificates) based on their Current Principal Amounts. An "Excess Bankruptcy Loss," "Excess Fraud Loss" or "Excess Special Hazard Loss" is any Bankruptcy Loss, Fraud Loss or Special Hazard Loss, respectively, occurring after the Bankruptcy Coverage Termination Date, Fraud Coverage Termination Date and Special Hazard Termination Date, respectively, as described more fully below. Commencing on the Cross-Over Date, the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than a Debt Service Reduction) on a Mortgage Loan will be allocated among the outstanding Classes of Senior Certificates (other than the Class A-I-8, Class PO and Class X Certificates) PRO RATA based upon their Current Principal Amounts.

     Since the Subordinate Certificates will absorb Realized Losses on Mortgage Loans in both Mortgage Loan Groups, a disproportionate amount of Realized Losses with respect to Mortgage Loans in either Mortgage Loan Group will adversely impact the availability of subordination to the Certificates related to the other Mortgage Loan Group.

     On each Distribution Date, the applicable PO Percentage of the principal portion of any Realized Loss on a Group I Discount Mortgage Loan and Class PO Cash Shortfall will be allocated to the Class PO Certificates until the Current Principal Amount thereof is reduced to zero. With respect to any Distribution Date through the Cross-Over Date, the aggregate of all amounts so allocable to the Class PO Certificates on such date in respect of Realized Losses (other than Excess Losses) and Class PO Cash Shortfall and all amounts previously allocated in respect of such losses or Class PO Cash Shortfall to the Class PO Certificates and not distributed on prior Distribution Dates will be the "Class PO Deferred Amount." To the extent Group I Available Funds are available therefor on any Distribution Date through the Cross-Over Date, distributions in respect of the Class PO Deferred Amount will be made on the Class PO Certificates in accordance with priority (A) FOURTH under "--Allocation of Available Funds" above. Any distribution of Group I Available Funds in respect of the Class PO Deferred Amount will not reduce the Class PO Current Principal Amount. No interest will accrue on the Class PO Deferred Amount. On each Distribution Date through the Cross-Over Date, the Current Principal Amount of the lowest ranking Class of Subordinate Certificates then outstanding having the highest numerical Class designation will be reduced by the amount of any distributions in respect of the Class PO Deferred Amount on such Distribution Date, through the operation of the Class PO Deferred Payment Writedown Amount. After the Cross-Over Date, no more distributions will be made in respect of, and Realized Losses and Class PO Cash Shortfalls allocated to the Class PO Certificates will not be added to, the Class PO Deferred Amount.

     No reduction of the Current Principal Amount of any Class shall be made on any Distribution Date on account of Realized Losses to the extent that such reduction would have the effect of reducing the aggregate Current Principal Amount of all of the Certificates as of such Distribution Date to an amount less than the Scheduled Principal Balances of all of the Mortgage Loans as of the _____ day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation being the "Loss Allocation Limitation").

     The principal portion of Debt Service Reductions will not be allocated in reduction of the Current Principal Amount of any Certificate. However, after the Bankruptcy Coverage Termination Date, the amounts distributable under clause (i) of each of the definitions of Group I Senior Optimal Principal Amount or Group II Senior Optimal Principal Amount, Class PO Principal Distribution Amount and Subordinate Optimal Principal Amount will be reduced by the amount of any Debt Service Reductions. Regardless of when they occur, Debt Service Reductions may reduce the amount of Available Funds otherwise available for distribution on a Distribution Date. As a result of the subordination of the Subordinate Certificates in right of distribution, any Debt Service Reductions prior to the Bankruptcy Coverage Termination Date will be borne by the Subordinate Certificates (to the extent then outstanding) in inverse order of priority.

     All allocations of Realized Losses will be accomplished on a Distribution Date by reducing the Current Principal Amount of the applicable Classes by their appropriate shares of any such losses occurring during the month preceding the month of such Distribution Date and, accordingly, will be taken into account in determining the distributions of principal and interest on the Certificates commencing on the following Distribution Date, except that the aggregate amount of the principal portion of any Realized Losses to be allocated to the Class PO Certificates on any Distribution Date through the Cross-Over Date will also be taken into account in determining distributions in respect of the Class PO Deferred Amount for such Distribution Date.

     The interest portion of all Realized Losses will be allocated among the outstanding Classes of Certificates offered hereby to the extent described under "Distributions on the Certificates---Interest" above.

     Any Deficient Valuation will on each Distribution Date be allocated solely to the outstanding Subordinate Certificates until the Bankruptcy Coverage Termination Date. The "Bankruptcy Coverage Termination Date" is the Distribution Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the CrossOver Date, if earlier). On each Distribution Date, the "Bankruptcy Loss Amount" will equal approximately $___________ (approximately ____% of the aggregate Scheduled Principal Balances of the Mortgage Loans as of the Cut-off Date), subject to reduction as described in the Pooling and Servicing Agreement, minus the aggregate amount of previous Bankruptcy Losses. The Bankruptcy Loss Amount and the related coverage levels described above may be reduced or modified upon written confirmation from each of the Rating Agencies that such reduction or modification will not adversely affect the then current ratings of the Senior Certificates by each of the Rating Agencies. Such reduction may adversely affect the coverage provided by subordination with respect to Bankruptcy Losses.

     Any Fraud Loss will on each Distribution Date be allocated solely to the outstanding Subordinate Certificates until the Fraud Coverage Termination Date. The "Fraud Coverage Termination Date" is the Distribution Date upon which the Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier). Upon the initial issuance of the Certificates, the "Fraud Loss Amount" will equal approximately _____% (approximately $____________) of the aggregate Scheduled Principal Balances of the Mortgage Loans as of the Cut-off Date. As of any Distribution Date prior to the first anniversary of the Cut-off Date, the Fraud Loss Amount will equal approximately $___________, minus the aggregate amount of Fraud Losses that would have been allocated to the Subordinate Certificates in the absence of the Loss Allocation Limitation since the Cut-off Date. As of any Distribution Date from the ______ through the _____ anniversaries of the Cut-off Date, the Fraud Loss Amount will equal (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) _____% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Subordinate Certificates in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. After the ______ anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

     Any Special Hazard Loss will on each Distribution Date be allocated solely to the outstanding Subordinate Certificates until the Special Hazard Termination Date. The "Special Hazard Termination Date" is the Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier). Upon the initial issuance of the Certificates, the "Special Hazard Loss Amount" will equal approximately _____% (approximately $__________) of the aggregate Scheduled Principal Balances of the Mortgage Loans as of the Cut-off Date. As of any Distribution Date, the Special Hazard Loss Amount will equal approximately $___________, minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Certificates in the absence of the Loss Allocation Limitation and
(ii) the Adjustment Amount. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the Special Hazard Loss Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (A) an amount calculated by _____________ and approved by each of the Rating Agencies, which amount shall not be less than $________, and (B) the greater of (x) _____% (or if greater than _____%, the highest percentage of Mortgage Loans by principal balance secured by Mortgaged Properties in any California zip code) of the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (y) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

SUBORDINATION

     PRIORITY OF SENIOR CERTIFICATES. As of the Closing Date, the aggregate Current Principal Amounts of all classes of Subordinate Certificates and the Other Certificates will equal approximately _____% and _____%, respectively, of the aggregate Current Principal Amounts of all Classes of Certificates. The rights of the holders of each Class of Subordinate Certificates to receive distributions with respect to the Group I Mortgage Loans and Group II Mortgage Loans will be subordinated to such rights of the holders of the related Senior Certificates and of each Class of Subordinate Certificates having a lower numerical Class designation than such Class, to the extent described above. The subordination of the Subordinate Certificates to the Senior Certificates, and the further subordination among the Subordinate Certificates, are each intended to increase the likelihood of timely receipt by the holders of the Certificates with higher relative payment priorities of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against losses resulting from defaults on the applicable Mortgage Loans to the extent described above.

     However, in certain circumstances, the amount of available subordination (including the limited subordination provided for Excess Losses) may be exhausted and shortfalls in distributions on the Offered Certificates could result. Holders of Senior Certificates will bear their proportionate share of Realized Losses in excess of the total subordination amount. The allocation of the principal portion of the Non-PO Percentage of any Realized Loss, and of the Class PO Deferred Payment Writedown Amount, to the Subordinate Certificates on any Distribution Date will decrease the protection provided to the Senior Certificates then outstanding on future Distribution Dates by reducing the aggregate Current Principal Amount of the Subordinate Certificates then outstanding.

     In addition, in order to extend the period during which the Subordinate Certificates remain available as credit enhancement for the Senior Certificates, the entire amount of any prepayment or other unscheduled recovery of principal with respect to a Mortgage Loan will be allocated to the applicable Senior Certificates to the extent described herein during the first _______ years after the Closing Date (with such allocation being subject to reduction thereafter as described herein). This allocation has the effect of accelerating the amortization of the applicable Senior Certificates while, in the absence of losses in respect of the related Mortgage Loans, increasing the percentage interest in the principal balance of the related Mortgage Loans evidenced by the Subordinate Certificates.

     In certain other circumstances as described in paragraph (D) under "--Distributions on the Certificates--Allocation of Available Funds," Principal Prepayments otherwise distributable to the Subordinate Certificates will in lieu thereof be distributed to Senior Certificates.

     After the payment of amounts distributable in respect of the Senior Certificates on each Distribution Date, the Subordinate Certificates will be entitled on such date to the remaining portion, if any, of the Group I Available Funds and Group II Available Funds in an aggregate amount equal to the Accrued Certificate Interest on the Subordinate Certificates for such date, any remaining undistributed Accrued Certificate Interest thereon from previous Distribution Dates and the sum of the Allocable Shares of the Subordinate Certificates. Amounts so distributed to Subordinate Certificateholders will not be available to cover any delinquencies or any Realized Losses on Mortgage Loans in respect of subsequent Distribution Dates.

     PRIORITY AMONG SUBORDINATE CERTIFICATES. On each Distribution Date, the holders of any particular Class of Subordinate Certificates will have a preferential right to receive the amounts due them on such Distribution Date out of Available Funds, prior to any distribution being made on such date on each Class of Certificates subordinated to such Class. In addition, except as described herein, the Non-PO Percentage of the principal portion of any Realized Loss with respect to a Mortgage Loan and any Class PO Deferred Payment Writedown Amount will be allocated, to the extent set forth herein, in reduction of the Current Principal Amounts of the related Classes of Subordinate Certificates in the inverse order of their numerical Class designation. The effect of the allocation of such Realized Losses and of any Class PO Deferred Payment Writedown Amount to a Class of Subordinate Certificates will be to reduce future distributions allocable to such Class and increase the relative portion of distributions allocable to more senior Classes of Subordinate Certificates.

     In order to maintain the relative levels of subordination among the related Classes of Subordinate Certificates, the applicable Non-PO Percentage of prepayments and certain other unscheduled recoveries of principal in respect of the Mortgage Loans (which generally will not be distributable to such Certificates for at least the first _______ years) will not be distributable to the holders of any Class of Subordinate Certificates on any Distribution Date for which the related Class Prepayment Distribution Trigger is not satisfied, except as described above. See "Description of the Certificates--Distributions on the Certificates--Principal." If the Class Prepayment Distribution Trigger is not satisfied with respect to any Class of Subordinate Certificates, the amortization of more senior Classes of Subordinate Certificates may occur more rapidly than would otherwise have been the case and, in the absence of losses in respect of the Mortgage Loans, the percentage interest in the principal balance of the Mortgage Loans evidenced by such Subordinate Certificates may increase.

     As a result of the subordination of any Class of Subordinate Certificates, such Class of Certificates will be more sensitive than more senior Classes of Certificates to the rate of delinquencies and defaults on the Mortgage Loans, and under certain circumstances investors in such Certificates may not recover their initial investment.

                       YIELD AND PREPAYMENT CONSIDERATIONS

GENERAL

     The yields to maturity and weighted average lives of the Certificates will be affected by the amount and timing of principal payments on the Mortgage Loans and the allocation of Available Funds to various Classes of Certificates. Investors should carefully consider the associated risks discussed under the headings "Yield and Prepayment Considerations" and "Legal Investment" in the "Summary of Terms" herein and under the headings "Yield and Prepayment Considerations" and "Legal Investment" in the Prospectus.

ASSUMED FINAL DISTRIBUTION DATE

         The "Assumed Final Distribution Date" for distributions on the Certificates is ___________, 20__. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. Since the rate of payment (including prepayments) of principal on the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed the scheduled rate by a substantial amount, the disposition of the last remaining Mortgage Loan may be earlier, and could be substantially earlier, than the Assumed Final Distribution Date. In addition, the Master Servicer or its designee may, at its option, repurchase all the Mortgage Loans from the Trust on or after any Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than _____% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. See "The Pooling and Servicing Agreement--Termination" herein.

WEIGHTED AVERAGE LIVES

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be distributed to the investor. The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate referred to in clause (a). The weighted average lives of the Certificates will be influenced by, among other factors, the rate at which principal is paid on Mortgage Loans in the applicable Mortgage Loan Group. Principal payments of such Mortgage Loans may be in the form of scheduled amortization or prepayments including as a result of foreclosure proceedings or by virtue of the purchase of a Mortgage Loan in advance of its stated maturity as required or permitted by the Pooling and Servicing Agreement. In general, the Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The actual weighted average life and term to maturity of each Class of Certificates, in general, will be shortened if the level of such prepayments of principal on the applicable Mortgage Loan Group increases.

     The prepayment model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. A 100% Prepayment Assumption assumes a Constant Prepayment Rate ("CPR") of 4.0% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional amount of approximately 1.090909% (precisely 12/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a 100% Prepayment Assumption assumes a CPR of 16% per annum each month. As used in the table below, a 50% Prepayment Assumption assumes prepayment rates equal to 50% of the Prepayment Assumption. Correspondingly, a 150% Prepayment Assumption assumes prepayment rates equal to 150% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

PRICING ASSUMPTION

     The Certificates were structured assuming, among other things, a _____% Prepayment Assumption with respect to the Certificates. The prepayment assumptions to be used for pricing purposes for the respective Classes may vary as determined at the time of sale. The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

DECREMENT TABLES

     The following tables entitled "Percent of Initial Principal Amount Outstanding" indicate the percentages of the initial principal amount (or Notional Amount) of each Class of Offered Certificates that would be outstanding after each of the dates shown at various constant percentages of the Prepayment Assumption and the corresponding weighted average lives of such Classes of Offered Certificates.

     The following tables have been prepared based on the assumptions that: (i) the Group I Mortgage Loans consist of four Mortgage Loans with the following characteristics:


                                                                             ORIGINAL TERM           REMAINING TERM
PRINCIPAL                 APPROXIMATE               APPROXIMATE               TO MATURITY             TO MATURITY
BALANCE                   MORTGAGE RATE             NET RATE                  (IN MONTHS)             (IN MONTHS)
---------                 -------------             -----------              -------------           ---------------
$                                    %                      %
$                                    %                      %
$                                    %                      %
$                                    %                      %


(ii) the Group II Mortgage Loans consist of two Mortgage Loans with the following characteristics:


PRINCIPAL                 APPROXIMATE               APPROXIMATE               TO MATURITY             TO MATURITY
BALANCE                   MORTGAGE RATE             NET RATE                  (IN MONTHS)             (IN MONTHS)
---------                 -------------             -----------              -------------           ---------------
$                                    %                      %
$                                    %                      %


(iii) the Mortgage Loans prepay at the specified CONSTANT percentages of the Prepayment Assumption, (iv) no defaults in the payment by Mortgagors of principal of and interest on the Mortgage Loans are experienced, (v) scheduled payments on the Mortgage Loans are received on the first day of each month commencing in ____________, 199_ and are computed prior to giving effect to prepayments received on the last day of the prior month, (vi) prepayments are allocated as described herein without giving effect to loss and delinquency tests, (vii) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in _____________, 199_, (viii) the scheduled monthly payment for each Mortgage Loan has been calculated based on its outstanding balance, interest rate and remaining term to maturity such that each Mortgage Loan will amortize in amounts sufficient to repay the balance of such Mortgage Loan by its remaining term to maturity, (ix) the initial principal or notional amounts of the Certificates are as set forth on the cover page hereof and under "Summary of Terms--Other Certificates," (x) interest accrues on each Class of Certificates at the applicable interest rate or in the amounts described herein or in the case of the Class A-I-7 and Class A-I-8 Certificates, at their initial rates, (xi) distributions in respect of the Certificates are received in cash on the _____ day of each month, commencing in _________, 199_,
(xii) the Offered Certificates are purchased on ___________, 199_ and (xiii) the Master Servicer does not exercise the option to repurchase the Mortgage Loans described under the caption "The Pooling and Servicing Agreement--Termination."

While it is assumed that each of the Mortgage Loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

     Discrepancies will exist between the characteristics of the actual Mortgage Loans that will be delivered to the Trustee and the characteristics of the Mortgage Loans assumed in preparing the tables. To the extent that the Mortgage Loans have characteristics which differ from those assumed in preparing the tables, the Certificates may mature earlier or later than indicated by the tables.

     Based on the foregoing assumptions, the tables below indicate the weighted average life of each Class of Offered Certificates (other than the Class A-I-8 and Class X Certificates) and set forth the percentages of the initial Current Principal Amount of each such Class that would be outstanding after the Distribution Date in December of each of the years indicated, assuming that the Mortgage Loans prepay at the percentage of the Prepayment Assumption indicated therein. Neither the Prepayment Assumption nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. Variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentage of initial Current Principal Amount (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the Prepayment Assumption.


                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING

                                              CLASS A-I-1 CERTIFICATES                  CLASS A-I-2 CERTIFICATES
                                              % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%   100%  125%    150%    50%     75%      100%     125%      150%
                                          --       --    --    ---     ---     --      --       ---      ---       ---
Initial Percentage.................       100      100   100   100     100     100     100      100      100       100
__________, [1998].................
__________, [1999].................
__________, [2000].................
__________, [2001].................
__________, [2002].................
__________, [2003].................
__________, [2004].................
__________, [2005].................
__________, [2006] ................
__________, [2007] ................
__________, [2008] ................
__________, [2009] ................
__________, [2010] ................
__________, [2011] ................
__________, [2012] ................
__________, [2013] ................
__________, [2014] ................
__________, [2015] ................
__________, [2016] ................
__________, [2017] ................
__________, [2018] ................
__________, [2019] ................
__________, [2020] ................
__________, [2021] ................
__________, [2022] ................
__________, [2023] ................
__________, [2024] ................
__________, [2025] ................
__________, [2026] ................
__________, [2027] ................
Weighted Average Life to Maturity
  (years)**........................

--------------------
*  Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.


                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING

                                              CLASS A-I-3 CERTIFICATES                  CLASS A-I-4 CERTIFICATES
                                              % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%   100%  125%    150%    50%     75%      100%     125%      150%
                                          --       --    --    ---     ---     --      --       ---      ---       ---
Initial Percentage....................... 100      100   100   100     100     100     100      100      100       100
__________, [1998].......................
__________, [1999].......................
__________, [2000].......................
__________, [2001].......................
__________, [2002].......................
__________, [2003].......................
__________, [2004].......................
__________, [2005].......................
__________, [2006] ......................
__________, [2007] ......................
__________, [2008] ......................
__________, [2009] ......................
__________, [2010] ......................
__________, [2011] ......................
__________, [2012] ......................
__________, [2013] ......................
__________, [2014] ......................
__________, [2015] ......................
__________, [2016] ......................
__________, [2017] ......................
__________, [2018] ......................
__________, [2019] ......................
__________, [2020] ......................
__________, [2021] ......................
__________, [2022] ......................
__________, [2023] ......................
__________, [2024] ......................
__________, [2025] ......................
__________, [2026] ......................
__________, [2027] ......................
Weighted Average Life to Maturity
(years)**................................


--------------------
*    Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.


                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING

                                              CLASS A-I-5 CERTIFICATES                  CLASS A-I-6 CERTIFICATES
                                              % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%   100%  125%    150%    50%     75%      100%     125%      150%
                                          --       --    --    ---     ---     --      --       ---      ---       ---
Initial Percentage....................... 100      100   100   100     100     100     100      100      100       100
__________, [1998].......................
__________, [1999].......................
__________, [2000].......................
__________, [2001].......................
__________, [2002].......................
__________, [2003].......................
__________, [2004].......................
__________, [2005].......................
__________, [2006].......................
__________, [2007].......................
__________, [2008] ......................
__________, [2009] ......................
__________, [2010] ......................
__________, [2011] ......................
__________, [2012] ......................
__________, [2013] ......................
__________, [2014] ......................
__________, [2015] ......................
__________, [2016] ......................
__________, [2017] ......................
__________, [2018] ......................
__________, [2019] ......................
__________, [2020] ......................
__________, [2021] ......................
__________, [2022] ......................
__________, [2023] ......................
__________, [2024] ......................
__________, [2025] ......................
__________, [2026] ......................
__________, [2027] ......................
Weighted Average Life to Maturity
(years)**................................

--------------------
*    Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.


                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING


                                              CLASS A-I-7 CERTIFICATES                  CLASS A-I-8 CERTIFICATES
                                              % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%    100%   125%    150%    50%     75%      100%     125%      150%
                                          --       --     --     ---     ---     --      --       ---      ---       ---
Initial Percentage....................... 100      100    100    100     100     100     100      100      100       100
__________, [1998].......................
__________, [1999].......................
__________, [2000].......................
__________, [2001].......................
__________, [2002].......................
__________, [2003].......................
__________, [2004].......................
__________, [2005].......................
__________, [2006] ......................
__________, [2007] ......................
__________, [2008] ......................
__________, [2009] ......................
__________, [2010] ......................
__________, [2011] ......................
__________, [2012] ......................
__________, [2013] ......................
__________, [2014] ......................
__________, [2015] ......................
__________, [2016] ......................
__________, [2017] ......................
__________, [2018] ......................
__________, [2019] ......................
__________, [2020] ......................
__________, [2021] ......................
__________, [2022] ......................
__________, [2023] ......................
__________, [2024] ......................
__________, [2025] ......................
__________, [2026].......................
__________, [2027] ......................
Weighted Average Life to Maturity
(years)**................................


--------------------
*    Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.


                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING

                                              CLASS A-I-10 CERTIFICATES               CLASS A-I-11 CERTIFICATES
                                              % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%    100%   125%    150%    50%     75%      100%     125%      150%
                                          --       --     --     ---     ---     --      --       ---      ---       ---
Initial Percentage....................    100      100    100    100     100     100     100      100      100       100
__________, [1998]....................
__________, [1999]....................
__________, [2000]....................
__________, [2001]....................
__________, [2002]....................
__________, [2003]....................
__________, [2004]....................
__________, [2005]....................
__________, [2006]....................
__________, [2007] ...................
__________, [2008] ...................
__________, [2009] ...................
__________, [2010] ...................
__________, [2011] ...................
__________, [2012] ...................
__________, [2013] ...................
__________, [2014] ...................
__________, [2015] ...................
__________, [2016] ...................
__________, [2017] ...................
__________, [2018] ...................
__________, [2018] ...................
__________, [2020] ...................
__________, [2021] ...................
__________, [2022] ...................
__________, [2023] ...................
__________, [2024] ...................
__________, [2025] ...................
__________, [2026] ...................
__________, [2027] ...................
Weighted Average Life to
  Maturity (years)**..................

--------------------
*    Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.


                                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING

                                              CLASS A-11 CERTIFICATES                   CLASS PO CERTIFICATES
                                              % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%    100%   125%    150%    50%     75%      100%     125%      150%
                                          --       --     --     ---     ---     --      --       ---      ---       ---
Initial Percentage....................    100      100    100    100     100     100     100      100      100       100
__________, [1998]....................
__________, [1999]....................
__________, [2000]....................
__________, [2001]....................
__________, [2002]....................
__________, [2003]....................
__________, [2004]....................
__________, [2005]....................
__________, [2006] ...................
__________, [2007] ...................
__________, [2008] ...................
__________, [2009] ...................
__________, [2010] ...................
__________, [2011] ...................
__________, [2012] ...................
__________, [2013] ...................
__________, [2014] ...................
__________, [2015] ...................
__________, [2016] ...................
__________, [2017] ...................
__________, [2018] ...................
__________, [2019] ...................
__________, [2020] ...................
__________, [2021] ...................
__________, [2022] ...................
__________, [2023] ...................
__________, [2024] ...................
__________, [2025] ...................
__________, [2026] ...................
__________, [2027] ...................
Weighted Average Life to Maturity
(years)**.............................

--------------------
*    Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.


                 PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING

                                              CLASS B-1, B-2 and B-3 CERTIFICATES       CLASS R-1 and R-2 CERTIFICATES
                                                % OF PREPAYMENT ASSUMPTION              % OF PREPAYMENT ASSUMPTION
                                          ---------------------------------------  ------------------------------------
                                          50%      75%    100%   125%    150%    50%     75%      100%     125%      150%
                                          --       --     --     ---     ---     --      --       ---      ---       ---
Initial Percentage....................   100      100    100    100     100     100     100      100      100       100
__________, [1998]....................
__________, [1999]....................
__________, [2000]....................
__________, [2001]....................
__________, [2002]....................
__________, [2003]....................
__________, [2004]....................
__________, [2005]....................
__________, [2006] ...................
__________, [2007] ...................
__________, [2008] ...................
__________, [2009] ...................
__________, [2010] ...................
__________, [2011] ...................
__________, [2012] ...................
__________, [2013] ...................
__________, [2014] ...................
__________, [2015] ...................
__________, [2016] ...................
__________, [2017] ...................
__________, [2018] ...................
__________, [2019] ...................
__________, [2020] ...................
__________, [2021] ...................
__________, [2022] ...................
__________, [2023] ...................
__________, [2024] ...................
__________, [2025] ...................
__________, [2026] ...................
__________, [2027] ...................
Weighted Average Life to
  Maturity (years)**..................

--------------------
*    Less than 0.5% but greater than 0%.
** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.

YIELD ON CLASS PO CERTIFICATES

     The Class PO Certificates will be "principal only" certificates, will not bear interest and will be offered at a substantial discount to their original principal amount. As indicated in the table below a low rate of principal payments (including prepayments) will have a material negative effect on the yield to investors in the Class PO Certificates.

     The significance of the effects of prepayments on the Class PO Certificates is illustrated in the following table entitled "Sensitivity of the Class PO Certificates to Prepayments," which shows the pre-tax yield (on a corporate bond equivalent basis) to the holders of such Certificates under different CONSTANT percentages of the Prepayment Assumption. The yields of such Certificates set forth in the following table were calculated using the assumptions specified above under "--Decrement Tables" and assuming that the purchase price of the Class PO Certificates is approximately $_________ for 100% of such Class of Certificates and such Certificates are purchased on __________, 199_.

     It is not likely that the Group I Mortgage Loans will prepay at a constant rate until maturity or that all of the Group I Mortgage Loans will prepay at the same rate or that they will have the characteristics assumed. There can be no assurance that the Group I Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate. The timing of changes in the rate of prepayments may affect significantly the yield realized by a holder of a Class PO Certificate and there can be no assurance that the pre-tax yield to an investor in the Class PO Certificates will correspond to any of the pre-tax yields shown herein. Each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase a Class PO Certificate.


             SENSITIVITY OF THE CLASS PO CERTIFICATES TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)


                                                                                % OF PREPAYMENT ASSUMPTION
                                                              -------------------------------------------------------------------
                                                              50%       75%            100%       125%       150%
                                                              --        --             ---        ---        ---

Pre-Tax Yields to Maturity........................


     The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class PO Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class PO Certificates indicated above and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments on the Class PO Certificates and consequently does not purport to reflect the return on any investment in the Class PO Certificates when such reinvestment rates are considered.

YIELD ON CLASS A-I-8 CERTIFICATES

     The significance of the effects of prepayments and changes in LIBOR on the Class A-I-8 Certificates is illustrated in the following table entitled "Sensitivity of the Class A-I-8 Certificates to Prepayments and LIBOR," which shows the pre-tax yield (on a corporate bond equivalent basis) to the holders of such Certificates under different constant percentages of the Prepayment Assumption and levels of LIBOR. The yields of such Certificates set forth in the following table were calculated using the assumptions specified above under "-- Decrement Tables" and assuming that (i) on the LIBOR Determination Date in __________ 199_ and on each LIBOR Determination Date thereafter, LIBOR will be at the level shown, (ii) the purchase price of the Class A-I-8

Certificates is approximately $____________ for 100% of such Class of Certificates and (iii) such Certificates are purchased on ____________, 199_.

     THE YIELD TO INVESTORS IN THE CLASS A-I-8 CERTIFICATES WILL BE HIGHLY SENSITIVE TO THE LEVEL OF LIBOR AND TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS, WHICH GENERALLY CAN BE PREPAID AT ANY TIME. IN PARTICULAR, A HIGH RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) AND/OR A HIGH LEVEL OF LIBOR WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-I-8 CERTIFICATES. UNDER CERTAIN CIRCUMSTANCES, INVESTORS IN THE CLASS A-I-8 CERTIFICATES COULD FAIL TO RECOVER FULLY THEIR INITIAL INVESTMENTS.

     Changes in LIBOR may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR.


                   SENSITIVITY OF THE CLASS A-I-8 CERTIFICATES
                            TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                                              % OF PREPAYMENT ASSUMPTION
                               -----------------------------------------------------------------------------------------
            LIBOR                       50%                  75%                100%              125%         150%
            -----                       --                   --                 ---               ---          ---

            -----%                     ----%                ----%              ----%             ----%        ----%
            -----%                     ----%                ----%              ----%             ----%        ----%
            -----%                     ----%                ----%              ----%             ----%        ----%
            _____%                     ____%                ____%              *____%            *____%       *____%


     The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-I-8 Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class A-I-8 Certificates indicated above and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of principal of and interest on the Class A-I-8 Certificates and consequently does not purport to reflect the return on any investment in the Class A-I-8 Certificates when such reinvestment rates are considered.

YIELD ON CLASS X CERTIFICATES

     The significance of the effects of prepayments on the Class X Certificates is illustrated in the following table entitled "Sensitivity of the Class X Certificates to Prepayments," which shows the pre-tax yield (on a corporate bond equivalent basis) to holders of such Certificates under different CONSTANT percentages of the Prepayment Assumption. The yields of such Certificates set forth in the following table were calculated using the assumptions specified above under "--Decrement Tables" and assuming that the purchase price including accrued interest of the Class X Certificates is approximately $___________ for 100% of such Class of Certificates and such Certificates are purchased on __________, 199_.

     AS INDICATED IN THE FOLLOWING TABLE, THE YIELD TO INVESTORS IN THE CLASS X CERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS (ESPECIALLY THOSE WITH HIGH NET RATES), WHICH GENERALLY CAN BE PREPAID AT ANY TIME. ON THE BASIS OF THE ASSUMPTIONS DESCRIBED ABOVE, THE YIELD TO MATURITY ON THE CLASS X CERTIFICATES

WOULD BE _____% IF PREPAYMENTS WERE TO OCCUR AT A CONSTANT RATE OF APPROXIMATELY ______% OF THE PREPAYMENT ASSUMPTION. USING SUCH ASSUMPTIONS, IF THE ACTUAL PREPAYMENT RATE OF THE MORTGAGE LOANS WERE TO EXCEED THE FOREGOING RATE FOR AS LITTLE AS ONE MONTH (WHILE EQUALING SUCH RATE FOR ALL OTHER MONTHS), INVESTORS IN THE CLASS X CERTIFICATES WOULD NOT RECOVER FULLY THEIR INITIAL INVESTMENTS.

     It is not likely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate or that they will have the characteristics assumed. There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate. The timing of changes in the rate of prepayments may affect significantly the yield realized by a holder of a Class X Certificate and there can be no assurance that the pre-tax yield to an investor in the Class X Certificates will correspond to any of the pre-tax yields shown herein. Each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase a Class X Certificate.



                           SENSITIVITY OF THE CLASS X
                           CERTIFICATES TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                                                         % OF PREPAYMENT ASSUMPTION
                                                       ------------------------------------------------------------------
                                                         50%            75%           100%           125%            200%
                                                         ---            ---
Pre-Tax Yields to Maturity..........................     ____%          ____%          ____%         ____%           ____%



     The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class X Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class X Certificates indicated above and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of interest on the Class X Certificates and consequently does not purport to reflect the return on any investment in the Class X Certificates when such reinvestment rates are considered.


                       THE POOLING AND SERVICING AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Reference is made to the Prospectus for important information additional to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Certificates. The Seller will provide to a prospective or actual Certificateholder without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Bear Stearns Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167. For information regarding collection and other activities of the Master Servicer, see "The Agreements--Collection Procedures" and "--Realization Upon Defaulted Mortgage Loans" in the Prospectus.

VOTING RIGHTS

     Voting rights of the Trust in general will be allocated ___% to the Class A-I-8 and Class X Certificates with the balance allocated among the Classes of Certificates based upon their respective Current Principal Amounts. Voting rights of the Class A-I-8 and Class X Certificates will be allocated pro rata based on the Class A-I-8 Notional Amount and the Class X Notional Amount.

ASSIGNMENT OF MORTGAGE LOANS

     At the time of issuance of the Certificates, the Seller will cause the Mortgage Loans, together with all principal and interest due on or with respect to such Mortgage Loans after the Cut-off Date, to be sold to the Trustee. The Mortgage Loans will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement with the Group I Mortgage Loans and the Group II Mortgage Loans separately identified. Such schedule will include information as to the principal balance of each Mortgage Loan as of the Cut-off Date, as well as information including, among other things, the Mortgage Rate, the Net Rate, the Monthly Payment, the maturity date of each Mortgage Note, and the Loan-to-Value Ratio.

     In addition, the Seller will deposit with the Trustee, with respect to each Mortgage Loan, the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the person endorsing it to the Trustee; the original Mortgage which shall have been recorded, with evidence of such recording indicated thereon; the assignment (which may be in the form of a blanket assignment) to the Trustee of the Mortgage, with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon; all intervening assignments of the Mortgage, if any, with evidence of recording thereon; the original or a copy of the policy or certificate of primary mortgage guaranty insurance, if any; the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; originals of all assumption and modification agreements; PROVIDED, HOWEVER, that in lieu of the foregoing, the Seller may deliver certain other documents, under the circumstances set forth in the Pooling and Servicing Agreement. The documents delivered to the Trustee with respect to each Mortgage Loan are referred to collectively as the "Mortgage File." The Master Servicer will cause the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than ______ days after the Closing Date.

     The Trustee will review each item of the Mortgage File within _____ days of the Closing Date (and will review each document permitted to be delivered to the Trustee after the Closing Date, if received by the Trustee after the initial _____-day period, promptly after its delivery to the Trustee). If, as a result of its review, the Trustee determines that any document is missing, does not appear regular on its face, or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan schedules (a "Material Defect"), the Trustee shall notify [CORPORATION 1] of such Material Defect. [CORPORATION 1] shall correct or cure any such Material Defect within _____ days from the date of notice from the Trustee of the Material Defect and if [CORPORATION 1] does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, [CORPORATION 1] will, within_____ days of the date of notice, provide the Trustee with a substitute Mortgage Loan (if within _____ years of the Closing Date) or purchase the related Mortgage Loan at the applicable Repurchase Price.

     The Trustee also will review the Mortgage Files within _____ days of the Closing Date. If the Trustee discovers a Material Defect, the Trustee shall notify [CORPORATION 1] of such Material Defect. [CORPORATION 1] shall correct or cure any such Material Defect within _____ days from the date of notice from the Trustee of the Material Defect and if [CORPORATION 1] does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, [CORPORATION 1] will, within _____ days of the date of notice, provide the

Trustee with a substitute Mortgage Loan (if within ______ years of the Closing
Date) or purchase the related Mortgage Loan at the applicable Repurchase Price.

     The "Repurchase Price" means, with respect to any Mortgage Loan required to be repurchased, an amount equal to (i) 100% of the Outstanding Principal Balance of such Mortgage Loan plus accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Rate through and including the last day of the month of repurchase reduced by (ii) any portion of the Master Servicing Fee (as defined under "--Servicing Compensation and Payment of Expenses" herein) or advances payable to the purchaser of the Mortgage Loan.

     As of any time of determination, the "Outstanding Principal Balance" of a Mortgage Loan is the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust less any Net Insurance Proceeds with respect thereto to the extent applied to the principal.

REPRESENTATIONS AND WARRANTIES

     In the purchase agreement pursuant to which the Seller purchased the Mortgage Loans, [CORPORATION 1] made certain representations and warranties to the Seller concerning the Mortgage Loans. The Seller will assign to the Trustee all of its right, title and interest in such purchase agreement insofar as it relates to such representations and warranties, as well as the repurchase and substitution remedies provided for breach of such representations and warranties. The representations and warranties of [CORPORATION 1] include, among other things, that as of the Closing Date or such other date as may be specified below:

          (a) the information set forth and to be set forth in the Mortgage Loan schedules delivered and to be delivered to the Trustee was and will be true and correct in all material respects at the date or dates respecting which such information is furnished;

          (b) each Mortgage relating to a Mortgage Loan is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and DE MINIMIS PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to certain permitted exceptions;

          (c) as of the Cut-off Date, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due:

          (d) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (e) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor, was issued on the date of the origination of each Mortgage Loan, each such policy, binder or assurance is valid and remains in full force and effect;

          (f) at the time of origination of the Mortgage Loans, at least _____% of the Group I Mortgage Loans and _____% of the Group II Mortgage Loans (by aggregate principal balance), respectively, will be secured by Mortgages on properties which were owner-occupied primary residences;

          (g) the improvements on each Mortgaged Property securing such Mortgage Loan is insured (by an insurer which is acceptable to [CORPORATION 1]) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale where the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan and the outstanding principal balance of the Mortgage Loan but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property and (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

          (h) there is no material monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither [Corporation 1] nor any of its affiliates has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan; and

          (i) no Mortgagor, at the time of origination of the applicable Mortgage, was a debtor in any state or federal bankruptcy or insolvency proceeding.

     Upon discovery or receipt of notice by [CORPORATION 1], the Seller or the Trustee of a breach of any representation or warranty relating to the Mortgage Loans which materially and adversely affects the value of the interests of Certificateholders or the Trustee in any of the Mortgage Loans, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach, within 60 days from the date of discovery by [CORPORATION 1], or the date [CORPORATION 1] is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), [CORPORATION 1] will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Repurchase Price (or, if such Mortgage Loan or the related Mortgaged Property acquired in respect thereof has been sold, pay the excess of the Repurchase Price over the Net Liquidation Proceeds (as defined herein)) to the Trust or (iii) if within two years of the Closing Date, substitute a qualifying substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of [CORPORATION 1] to cure, purchase or substitute a qualifying substitute Mortgage Loan shall constitute the Certificateholders' sole and exclusive remedy respecting a breach of such representations or warranties.

HAZARD INSURANCE

     The Master Servicer will maintain and keep, or cause to be maintained and kept, with respect to each Mortgage Loan, in full force and effect for each Mortgaged Property a hazard insurance policy equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property and containing a standard mortgagee clause; PROVIDED, HOWEVER, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless a higher deductible is required by law, the deductible on such hazard insurance policy may be no more than $______ or ____% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, required hazard insurance will take the form of a multiperil policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost. Any amounts collected by the Master Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with normal servicing procedures) shall be deposited in a Protected Account. Any cost incurred in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or any other amounts in the Certificate Account. The right of the Master Servicer to reimbursement for such costs incurred will be prior to the right of Certificateholders to receive any related Insurance Proceeds or Liquidation Proceeds or any other amounts in the Certificate Account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism and malicious mischief. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

     Hazard insurance policies covering properties similar to the Mortgaged Properties typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally ____% to ____%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause provides that the insurer's liability in the event of partial loss does not exceed the greater of (i) the replacement cost of the improvements less physical depreciation, or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Since the amount of hazard insurance to be maintained on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, in the event of partial loss, hazard insurance proceeds may be insufficient to restore fully the damaged property.

     Where the property securing a Mortgage Loan is located at the time of origination in a federally designated flood area, the Master Servicer will cause with respect to such Mortgage Loan flood insurance to the extent available and in accordance with industry practices to be maintained. Such flood insurance will be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $_______ or ___% of the applicable amount of coverage, whichever is less.

     The Master Servicer, on behalf of the Trustee and Certificateholders, will present claims to the insurer under any applicable Primary Insurance Policy or hazard insurance policy. As set forth above, all collections by the Master Servicer under such policies that are not applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with normal servicing procedures are to be deposited in a Protected Account.

REALIZATION UPON DEFAULTED MORTGAGE LOANS; PURCHASES OF DEFAULTED MORTGAGE LOANS

     The Master Servicer will use its reasonable efforts to maximize the receipt of principal and interest on Defaulted Mortgage Loans and foreclose upon or otherwise comparably convert the ownership of properties securing Defaulted Mortgage Loans as to which no satisfactory collection arrangements can be made. The Master Servicer will service the property acquired by the Trust through foreclosure or deed-in-lieu of foreclosure and use its reasonable efforts to maximize the receipt of principal and interest on Defaulted Mortgage Loans; PROVIDED, HOWEVER, that the Master Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such foreclosure or restoration will increase the proceeds of liquidation of the Mortgage Loan to the Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds or insurance proceeds (respecting which it shall have priority for purposes of reimbursements from the Certificate Account).

     Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Master Servicer, no insurance payments will result in a recovery to Certificateholders which exceeds the principal balance of the Defaulted Mortgage Loan together with accrued interest thereon at its Net Rate.

     Notwithstanding the foregoing, under the Pooling and Servicing Agreement, the Master Servicer will have the option (but not the obligation) to purchase any Mortgage Loan as to which the Mortgagor has failed to make unexcused payment in full of three or more scheduled payments of principal and interest (a "Defaulted Mortgage Loan"). Any such purchase will be for a price equal to the Repurchase Price of such Mortgage Loan. The purchase price for any Defaulted Mortgage Loan will be deposited in the Certificate Account on the Business Day prior to the Distribution Date on which the proceeds of such purchase are to be distributed to the Certificateholders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicer shall be entitled to receive the Master Servicing Fee (as defined below) from full payments of accrued interest on each Mortgage Loan as compensation for its activities under the Pooling and Servicing Agreement. However, Interest Shortfalls resulting from prepayments in full or in part in any calendar month will be offset by the Master Servicer on the Distribution Date in the following calendar month to the extent such Interest Shortfalls do not exceed the lesser of (i) the Master Servicing Fee in connection with such Distribution Date or (ii) 1/12 of _______% of the Scheduled Principal Balances of the Mortgage Loans for such Distribution Date (the amount of the Master Servicing Fee used to offset Interest Shortfalls is referred to herein as a "Compensating Interest Payment"). To the extent insufficient to cover all such Interest Shortfall, Compensating Interest Payments will be allocated between Mortgage Loan Group I and Mortgage Loan Group II PRO RATA based on the amount of such Interest Shortfalls experienced by the Group I Mortgage Loans and the Group II Mortgage Loans, respectively. The remaining amount of Interest Shortfalls after applying Compensating Interest Payments is referred to herein as "Net Interest Shortfalls."

     In addition to the primary compensation described above, the Master Servicer will retain all prepayment charges, if any, assumption fees, tax service fees, fees for statement of account payoff and late payment charges, all to the extent collected from Mortgagors. The Master Servicer will also be entitled to retain, as additional servicing compensation, (a) amounts in respect of interest paid by borrowers in connection with any principal prepayment in full received by the Master Servicer from the _______ day through the _______ day of each month other than the month of the Cut-off Date, (b) any income earned on the Certificate Account and certain other accounts and (c) any Excess Liquidation Proceeds (i.e., the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceeds the sum of (i) the

Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Rate through the related Liquidation Date, plus
(ii) related liquidation expenses, to the extent that such amount is not required by law to be paid to the related Mortgagor), but only to the extent that transfers or withdrawals from the Certificate Account with respect thereto are permitted under the Pooling and Servicing Agreement.

     The Master Servicer or any sub-servicer will pay all expenses incurred in connection with its servicing responsibilities (subject to limited reimbursement as described herein). On each Distribution Date, the Trustee will pay itself the respective fees and reimbursable expenses to which it is entitled for the month of such Distribution Date from amounts in the Certificate Account.

     In the event a successor Trustee is appointed by the Certificateholders pursuant to the Pooling and Servicing Agreement, that portion, if any, of the successor Trustee's fees which exceeds the Trustee's fees established at the time of issuance of the Certificates will be borne by the Certificateholders.

     The "Master Servicing Fee" in respect of each Mortgage Loan will be ______% per annum of the Outstanding Principal Balance of such Mortgage Loan. The Master Servicing Fee consists of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities and (b) sub-servicing and other related compensation payable to any sub-servicer.

PROTECTED ACCOUNT

     The Master Servicer and each permitted sub-servicer will establish and maintain an account (each, a "Protected Account") into which it will deposit daily all collections of principal and interest on any Mortgage Loan, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, the Repurchase Price for any Mortgage Loans repurchased, and advances made from the Master Servicer's own funds (less servicing compensation as permitted above). All Protected Accounts shall be held in a depository institution, the accounts of which are insured by the FDIC to the maximum extent permitted by law, segregated on the books of such institution and held in trust. The amount at any time credited to a Protected Account shall be fully insured by the FDIC to the maximum extent permitted by law or, to the extent that such balance exceeds the limits of such insurance, such excess must be transferred to an account or invested in permitted investments meeting the requirements of the Rating Agencies or to the Certificate Account. Certain payments may be required to be transferred into noncommingled accounts on an accelerated basis.

     Prior to each Distribution Date, the Master Servicer shall withdraw or shall cause to be withdrawn from the Protected Accounts and any other permitted accounts and shall deposit or cause to be deposited in the Certificate Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

          (i) Scheduled payments on the related Mortgage Loans received or advanced by the Master Servicer which were due on the related Due Date, net of servicing fees due the Master Servicer;

          (ii) Full principal prepayments and any Liquidation Proceeds received by the Master Servicer with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of servicing fees due the Master Servicer; and

          (iii) Partial prepayments of principal received by the Master Servicer for such Mortgage Loans in the related Prepayment Period.

CERTIFICATE ACCOUNT

     The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, an account (the "Certificate Account") as a non-interest bearing trust account. The Certificate Account shall have two separate subaccounts, one each for all funds with respect to each Mortgage Loan Group. The Trustee will deposit in the appropriate subaccount of the Certificate Account, as received, the following amounts:

          (i) Any amounts withdrawn from a Protected Account or other permitted account;

          (ii) Any Monthly Advance and Compensating Interest Payments;

          (iii) Any Insurance Proceeds or Liquidation Proceeds received by the Master Servicer which were not deposited in a Protected Account or other permitted account;

          (iv) The Repurchase Price with respect to any Mortgage Loans repurchased and all proceeds of any Mortgage Loans or property acquired in connection with the optional termination of the Trust;

          (v) Any amounts required to be deposited with respect to losses on Permitted Investments; and

          (vi) Any other amounts received by the Master Servicer or the Trustee and required to be deposited in the Certificate Account pursuant to the Pooling and Servicing Agreement.

     All amounts deposited to the Certificate Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of the Agreement, subject to the right of the Master Servicer to require the Trustee to make withdrawals therefrom as provided below. The amount at any time credited to the Certificate Account shall be in general (i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) at the written direction of the Master Servicer invested, in the name of the Trustee, in such Permitted Investments as the Master Servicer may direct or deposited in demand deposits with such depository institutions as designated by the Master Servicer, provided that time deposits of such depository institutions would be a Permitted Investment.

     The Trustee will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the appropriate subaccount of the Certificate Account as the Master Servicer has designated for such transfer or withdrawal for the following purposes:

          (i) to reimburse the Master Servicer or a sub-servicer for any Monthly Advance of its own funds or any advance of such sub-servicer's own funds, the right of the Master Servicer or a sub-servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Proceeds, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

          (ii) to reimburse the Master Servicer or a sub-servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or a Sub-Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an uninsured cause or in connection with the liquidation of such Mortgage Loan;

          (iii) to reimburse the Master Servicer or a sub-servicer to the extent permitted by the Pooling and Servicing Agreement from Insurance Proceeds relating to a particular Mortgage Loan for expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or a sub-servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan;

          (iv) to pay the Master Servicer or a sub-servicer to the extent permitted by the Pooling and Servicing Agreement from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of a Mortgage Loan, the amount which the Master Servicer or a sub-servicer would have been entitled to receive under subclause (ix) below as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

          (v) to pay the Master Servicer or a sub-servicer to the extent permitted by the Pooling and Servicing Agreement from the Repurchase Price for any Mortgage Loan, the amount which the Master Servicer or a sub-servicer would have been entitled to receive under subclause (ix) below as servicing compensation;

          (vi) to reimburse the Master Servicer or a sub-servicer for certain advances of funds made to protect a Mortgaged Property, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Proceeds, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

          (vii) to pay the Master Servicer or a sub-servicer with respect to each Mortgage Loan that has been repurchased, all amounts received thereon, representing recoveries of principal that reduce the Outstanding Principal Balance of the related Mortgage Loan below the Outstanding Principal Balance used in calculating the Repurchase Price or representing interest included in the calculation of the Repurchase Price or accrued after the end of the month during which such repurchase occurs;

          (viii) to reimburse the Master Servicer or a sub-servicer for any Monthly Advance or advance, if a Realized Loss is to be allocated with respect to the related Mortgage Loan on the related Distribution Date, if the advance has not been reimbursed pursuant to clauses (i) and (vi);

          (ix) to pay the Master Servicer and a sub-servicer servicing compensation as set forth above;

          (x) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to the Pooling and Servicing Agreement, which, if not specifically allocable to a Mortgage Loan Group, shall be allocated to each subaccount, PRO RATA, based on the Schedule Principal Balances of the Group I Mortgage Loans and the Group II Mortgage Loans;

          (xi) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds;

          (xii) to clear and terminate the Certificate Account; and

          (xiii) to remove amounts deposited in error.

     On each Distribution Date, the Trustee shall make the following payments from the funds in the Certificate Account:

          (i) First, the Trustee's Fees shall be paid to the Trustee; and

          (ii) Second, the amount distributable to the Certificateholders shall be paid in accordance with the provisions set forth under "Description of the Certificates--Distributions on the Certificates."

CERTAIN MATTERS REGARDING THE MASTER SERVICER

     The Pooling and Servicing Agreement will provide that neither the Master Servicer nor any of its directors, officers, employees and agents shall be under any liability to the Trustee, the Trust or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; PROVIDED, HOWEVER, that neither the Master Servicer nor any such person will be protected against any breach of warranties or representations made in the Pooling and Servicing Agreement or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The Pooling and Servicing Agreement will further provide that the Master Servicer and its directors, officers, employees and agents are entitled to indemnification from the Certificate Account and will be held harmless thereby against any loss, liability or expense incurred in connection with any legal proceeding relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loans (except as otherwise reimbursable under the Pooling and Servicing Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Pooling and Servicing Agreement will provide that the Master Servicer is under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer may, however, in its discretion undertake any such action which it may deem necessary or desirable in respect of the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust and the Master Servicer will be entitled to be reimbursed therefor from the Certificate Account. Any such indemnification or reimbursement to the Trustee which is not specifically related to a Mortgage Loan Group shall be charged against the subaccounts of the Certificate Account PRO RATA based upon the respective outstanding principal amounts of the Group I Mortgage Loans and the Group II Mortgage Loans. See "The Agreements--Certain Matters Regarding the Master Servicer and the Seller" in the Prospectus.

     Upon the receipt by the Master Servicer of a notice of termination or an opinion of counsel to the effect that the Master Servicer is legally unable to act or to delegate its duties to a person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under the Pooling and Servicing Agreement and the transactions set forth or provided for therein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; PROVIDED, HOWEVER, that the Trustee (i) shall be under no obligation to repurchase any Mortgage Loan; and (ii) shall have no obligation whatsoever with respect to any liability incurred by the Master Servicer at or prior to the time of receipt by such Master Servicer of such notice or of such opinion of counsel. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as such, except for those amounts due the Master Servicer as reimbursement for advances previously made. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae or Freddie Mac-approved servicer having a net worth of not less than $___________, as the successor to the Master Servicer under the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under the Pooling and Servicing Agreement. Pending appointment of a successor to the Master Servicer under the Pooling and Servicing Agreement, the Trustee shall act in such capacity as provided under the Pooling and Servicing Agreement. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage

Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Trustee as provided above, and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third person acting as an agent or independent contractor in the performance of master servicing responsibilities under the Pooling and Servicing Agreement. See "The Agreements--Events of Default; Rights Upon Event of Default" in the Prospectus.

MONTHLY ADVANCES

     If the scheduled payment on a Mortgage Loan which was due on the Due Date in the month of a Distribution Date and is delinquent other than as a result of application of the Relief Act exceeds the amount deposited in the appropriate subaccount of the Certificate Account which will be used for a Certificate Account Advance (as defined below) with respect to such Mortgage Loan, the Master Servicer will deposit in the appropriate subaccount of the Certificate Account not later than the fourth Business Day immediately preceding the Distribution Date an amount equal to such deficiency net of the related Master Servicing Fee except to the extent the Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or from future payments on the Mortgage Loan for which such advance was made. Subject to the foregoing, such advances will be made through liquidation of the related Mortgaged Property. Any amount used as a Certificate Account Advance shall be replaced by the Master Servicer by deposit in the appropriate subaccount of the Certificate Account on or before any future date to the extent that funds in the appropriate subaccount of the Certificate Account on such date are less than the amount required to be transferred to the appropriate subaccount of the Certificate Account. If applicable, on the _______ Business Day preceding each Distribution Date, the Master Servicer shall present an Officer's Certificate to the Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

     As of any Determination Date, a "Certificate Account Advance" is the amount on deposit in a Protected Account or another permitted account which is not required to be transferred to the Certificate Account for distribution during the calendar month in which such Determination Date occurs but which is used to make a distribution to Certificateholders during such calendar month on account of scheduled payments on the Mortgage Loans due on the Due Date for such month not being paid on or before the Determination Date except insofar as such unpaid amounts are the result of application of the Relief Act.

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, a written report will be provided to each holder of Certificates setting forth certain information with respect to the composition of the payment being made, the Current Principal Amount or Notional Amount of an individual Certificate following the payment and certain other information relating to the Certificates and the Mortgage Loans.

TERMINATION

     The obligations of the Master Servicer and the Trustee created by the Pooling and Servicing Agreement will terminate upon (i) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or acceptance of a deed in lieu of foreclosure of any such Mortgage Loans and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to such Agreement.

         On any Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than _____% of the aggregate Scheduled Principal Balance as of the Cut-off Date, the Master Servicer or its designee may repurchase from the Trust all Mortgage Loans remaining outstanding at a purchase price equal to (a) the unpaid principal balance of such Mortgage Loans (other than Mortgage Loans related to REO Property), net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, plus accrued but unpaid interest thereon at the applicable Mortgage Rate to the next Due Date, plus (b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued but unpaid interest on that balance at the applicable Mortgage Rate to the next Due
Date), less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof. The Trust may also be terminated and the Certificates retired on any Distribution Date upon the Master Servicer's determination, based upon an opinion of counsel, that the REMIC status of REMIC I or REMIC II has been lost or that a substantial risk exists that such status will be lost for the then current taxable year. Upon termination, the holders of Certificates (other than the Class A-I-8 and Class X Certificates) will receive the Current Principal Amount of their Certificates, if any, and accrued but unpaid interest and the holders of the Class A-I-8 and Class X Certificates will receive accrued but unpaid interest on their Certificates.

THE TRUSTEE

     The Trustee may resign at any time, in which event the Master Servicer will be obligated to appoint a successor Trustee. The Trustee also may be removed at any time by the Master Servicer, if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the Trustee or its property. The Trustee may also be removed at any time by the holders of Certificates evidencing ownership of not less than _____% of the Trust. In the event that the Certificateholders remove the Trustee, the compensation of any successor Trustee shall be paid by the Certificateholders to the extent that such compensation exceeds the amount agreed to by the Master Servicer and the Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     An election will be made to treat the Mortgage Loans, the Certificate Account and certain assets owned by the Trust as a REMIC ("REMIC II") for federal income tax purposes. REMIC II will issue "regular interests" and one "residual interest." An election will be made to treat the "regular interests" in REMIC II and certain other assets owned by the Trust as a REMIC ("REMIC I"). The Certificates (other than the Class R-1, Class R-2 and Class X Certificates), as well as the Separate Components of the Class X Certificates, will be designated as regular interests in REMIC I. The Certificates (other than the Class R-1 and Class R-2 Certificates) and, where the context so requires, the Separate Components of the Class X Certificates (in lieu of the Class X Certificates) are herein referred to as "Regular Certificates" or "REMIC Regular Certificates". The Class R-2 Certificates will be designated as the residual interest in REMIC II and the Class R-1 Certificates will be designated as the residual interest in REMIC I (collectively, the "Residual Certificates" or the "REMIC Residual Certificates"). All Certificateholders are advised to see "Certain Federal Income Tax Consequences" in the Prospectus for a discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the REMIC Regular Certificates and the REMIC Residual Certificates.

     Because the REMIC Regular Certificates will be considered REMIC regular interests, they generally will be taxable as debt obligations under the Internal Revenue Code of 1986, as amended (the "Code"), and interest paid or accrued on the Regular Certificates, including original issue discount with respect to any Regular Certificates issued with original issue discount, will be taxable to Certificateholders in accordance with the accrual method of accounting. The Class A-I-8 Certificates, the Class PO Certificates and each of the Separate Components comprising the Class X Certificates will be treated as issued with original issue discount. Some or all of the other Classes of Regular Certificates may also be subject to the original issue discount provisions. See "Certain Federal Income Tax Consequences--REMIC Regular Securities--Current

Income on REMIC Regular Securities--Original Issue Discount" in the Prospectus. All purchasers of REMIC Regular Certificates are urged to consult their tax advisors for advice regarding the effect, if any, of the OID Regulations on the purchase of the Regular Certificates. The prepayment assumption that will be used in determining the rate of accrual of original issue discount with respect to the Certificates is 100% of the Prepayment Assumption. The Prepayment Assumption represents a rate of payment of unscheduled principal on a pool of mortgage loans, expressed as an annualized percentage of the outstanding principal balance of such mortgage loans at the beginning of each period. However, no representation is made as to the rate at which prepayments actually will occur. In addition, other Classes of Regular Certificates may be treated as having been issued at a premium. See "Certain Federal Income Tax Consequences--REMIC Regular Securities--Premium" in the Prospectus.

     The Residual Certificates generally will not be treated as evidences of indebtedness for federal income tax purposes. Instead, the Residual Certificates will be considered as residual interests in a REMIC, representing rights to the taxable income or net loss of REMIC I (in the case of the Class R-1 Certificates) or REMIC II (in the case of the Class R-2 Certificates). Holders of the Residual Certificates will be required to report and will be taxed on their PRO RATA share of such income or loss, and such reporting requirements will continue until there are no Certificates of any Class outstanding, even though holders of Residual Certificates previously may have received full payment of any stated interest and principal. The taxable income of holders of the Residual Certificates attributable to the Residual Certificates may exceed any principal and interest payments received by such Certificateholders during the corresponding period, which would result in a negligible (or even negative) after-tax return, in certain circumstances.

     The Offered Certificates (excluding the Class X Certificates and including the Residual Certificates) as well as each of the Separate Components comprising the Class X Certificates will be treated as "regular" or "residual interests in a REMIC" for domestic building and loan associations, and "real estate assets" for real estate investment trusts ("REIT"), subject to the limitations described in "Certain Federal Income Tax Consequences--REMIC Securities--Status of REMIC Securities" in the Prospectus. Similarly, interest on such Certificates and the Separate Components of the Class X Certificates will be considered "interest on obligations secured by mortgages on real property" for REITs, subject to the limitations described in "Certain Federal Income Tax Consequences--REMIC Securities--Status of REMIC Securities" in the Prospectus.


                              ERISA CONSIDERATIONS

     Fiduciaries of employee benefit plans subject to Title I of ERISA should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the Certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor, or partners), or any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity, including an insurance company general account (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the Certificates will cause the assets of the Trust ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth at 29 C.F.R. ss.2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Assets and the Trustee or the Master Servicer to the fiduciary investments standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets, unless an exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the Certificates. In particular, investors that are insurance companies should consult with their legal counsel with respect to the United States Supreme Court case, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 114 S.Ct. 517
(1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be plan assets under certain circumstances. Investors should analyze whether that decision or federal legislation enacted affecting insurance company general accounts (see Section 1460 of the Small Job Protection Act of 1996) and any regulations issued thereunder may have an impact with respect to purchases of Certificates.

     Prohibited Transaction Exemption 90-30 (the "Exemption") will generally be met with respect to the Senior Certificates (other than the Class PO Certificates), except for those conditions which are dependent on facts unknown to the Seller or which it cannot control, such as those relating to the circumstances of the Plan purchaser or the Plan fiduciary making the decision to purchase such Class of Senior Certificates. However, before purchasing a Senior Certificate (other than a Class PO Certificate), a fiduciary of a Plan should make its own determination as to the availability of exemptive relief provided by the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to such Senior Certificates. See "ERISA Considerations" in the Prospectus.

     The Exemption does not apply to the Class PO Certificates because neither the Underwriter nor any of its affiliates is either underwriting or acting as a selling or placement agent with respect to the Class PO Certificates. However, if the Class PO Certificates were to be made available for purchase in the secondary market through an underwriting or sale or placement by an entity (including the Underwriter) which has been granted an underwriters' prohibited transaction exemption similar to the Exemption, such Class PO Certificates, as applicable would be eligible for purchase by Plans, subject to the same considerations set forth herein with respect to the other Classes of Senior Certificates. The Class PO may be acquired by a purchaser which is acquiring such Certificates directly or indirectly for or on behalf of a Plan, provided that neither the proposed transfer and/or holding of a Certificate nor the servicing, management and operation of the Trust (i) will result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which will not be covered under an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers) or (ii) will give rise to any additional fiduciary duties under ERISA on the part of the Master Servicer or the Trustee, which will be deemed to be represented by the purchaser of the PO Certificate by its acquisition of such Certificate.

     The Exemption does not apply to the Class B Certificates because the rights and interests evidenced by such Class B Certificates are subordinated to the rights and interests evidenced by other Classes of Certificates issued by the Trust. However, the Class B Certificates may be acquired by any investor who is, or who is acquiring such Class B Certificates directly or indirectly for, on behalf of or with the assets of, a Plan, unless such investor is an insurance company and the source of funds to be used by the investor to pay the purchase price of the Class B Certificates is funds held by the investor in an "insurance company general account" as defined in Section V(e) of PTE 95-60. By acquiring a Certificate, the owner of a Book-Entry Certificate will be deemed to have represented, and the holder of a Physical Certificate or a Definitive Certificate will be required to represent, that it meets one of the requirements set forth in the immediately preceding sentence.

     Any Plan fiduciary which proposes to cause a Plan to purchase Offered Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of the Certificates. Assets of a Plan should not be invested in the Certificates unless it is clear that the Exemption or any other prohibited transaction exemption will apply and exempt all potential prohibited transactions.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to Federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or a Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for and the availability of any exemptive relief under any Similar Law.


                                LEGAL INVESTMENT

     The Senior Certificates and the Class B-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. Certain states have enacted legislation overriding the legal investment provisions of SMMEA. The remaining Classes of Certificates will NOT constitute "mortgage related securities" under SMMEA (the "Non-SMMEA Certificates"). The appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretive uncertainties.

     All investors whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Certificates. Any such institution should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Certificates. See "Legal Investment" in the Prospectus.


       RESTRICTIONS ON PURCHASE AND TRANSFER OF THE RESIDUAL CERTIFICATES

     The Residual Certificates are not offered for sale to any investor that is a "disqualified organization" as described in "Certain Federal Income Tax Consequences--Transfers of REMIC Residual Securities--Tax on Disposition of REMIC Residual Securities" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus.

     Residual Certificates (or interests therein) may not be transferred without the prior express written consent of __________________, acting as "Tax Matters Person" as defined in the Code. The Tax Matters Person will not give its consent to any proposed transfer to a disqualified organization. As a prerequisite to such consent to any other transfer, the proposed transferee must provide the Tax Matters Person and the Trustee with an affidavit that the proposed transferee is not a disqualified organization (and, unless the Tax Matters Person consents to the transfer to a person who is not a U.S. Person (as defined below), an affidavit that it is a U.S. Person). Notwithstanding the fulfillment of the prerequisites described above, the Tax Matters Person may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of REMIC disqualification or REMIC-level tax. In the event that legislation is enacted which would subject the Trust to tax (or disqualify REMIC I or REMIC II as a REMIC) on the transfer of an interest in a Residual Certificate to any other person or persons, the Tax Matters Person may, without action on the part of Holders, amend the Pooling and Servicing Agreement to restrict or prohibit prospectively such transfer. A transfer in violation of the restrictions set forth herein may subject a Residual Certificateholder to taxation. See "Certain Federal Income Tax Consequences--Transfers of REMIC Residual Securities--Tax on Disposition of REMIC Residual Securities" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Moreover, certain transfers of Residual Certificates that are effective to transfer legal ownership may nevertheless be ineffective to transfer ownership for federal income tax purposes, if at the time of the transfer the Residual Certificate represents a "non-economic residual interest" as defined in the REMIC Regulations and if avoiding or impeding the assessment or collection of tax is a significant purpose of the transfer. See "Certain Federal Income Tax Consequences--Transfers of REMIC Residual Securities" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Further, unless the Tax Matters Person consents in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a "United States person," as such term is defined in Section 7701(a)(30) of the Code (a "U.S. Person").


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, the Offered Certificates (other than the Class PO Certificates), are being purchased from the Seller by the Underwriter upon issuance. The Underwriter is an affiliate of the Seller. Distribution of such Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Seller are expected to be approximately ______% of the aggregate principal balance of the Offered Certificates, as of the Cut-off Date, plus accrued interest thereon, but before deducting expenses payable by the Seller in connection with the Offered Certificates. ln connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Seller in the form of an underwriting discount.

     The Seller will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriters may be required to make in respect thereof.


                                  LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Seller and the Underwriter by Stroock & Stroock & Lavan LLP, New York, New York.

                                     RATINGS

     It is a condition to the issuance of each Class of Offered Certificates that it receives the ratings set forth below from _______ and _______.


                                           Rating
                              --------------------------------------
CLASS                          _______                _______
-----

Class A-I-1                     ___                     ___
Class A-I-2                     ___                     ___
Class A-I-3                     ___                     ___
Class A-I-4                     ___                     ___
Class A-I-5                     ___                     ___
Class A-I-6                     ___                     ___
Class A-I-7                     ___                     ___
Class A-I-8                     ___                     ___
Class A-I-9                     ___                     ___
Class A-I-10                    ___                     ___
Class A-I-11                    ___                     ___
Class A-II                      ___                     ___
Class PO                        ___                     ___
Class X                         ___                     ___
Class B-1                       ___                     ___
Class B-2                       ___                     ___
Class B-3                       ___                     ___
Class R-1                       ___                     ___
Class R-2                       ___                     ___


     _______'s ratings on mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of payments required under the Pooling and Servicing Agreement. _______'s ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. _______'s rating on the Offered Certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages.

     The ratings assigned by _______ to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. _______'s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make payments required by such certificates. _______'s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the mortgage loans.

     The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments (i) Certificateholders might suffer a lower than anticipated yield and (ii) if there is a rapid rate of principal payments (including principal prepayments) on the Mortgage Loans, investors in the Class A-I-8 or Class X Certificates could fail to fully recover their initial investments. The ratings on the Class R-1 and Class R-2 Certificates address only the return of their respective principal balances and interest thereon.

     The ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

     The Seller has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, in such event, what rating would be assigned to the Offered Certificates by such other rating agency. The ratings assigned by such other rating agency to the Offered Certificates may be lower than the ratings assigned by the Rating Agencies.

                         INDEX OF PRINCIPAL DEFINITIONS


  [CORPORATION 1]..................................................6, 28
  _______________ Series Program......................................29
  Accrued Certificate Interest....................................11, 41
  Adjustment Amount...................................................51
  Aggregate Expense Rate...............................................8
  Allocable Share.....................................................48
  Assumed Final Distribution Date.....................................53
  Available Funds.................................................10, 36
  Bankruptcy Coverage Termination Date................................51
  Bankruptcy Loss.....................................................49
  Bankruptcy Loss Amount..............................................51
  Benefit Plan Opinion................................................25
  Book-Entry Certificates..............................................6
  BSMSI.............................................................1, 2
  Business Day........................................................35
  Buydown Loans.......................................................29
  Cedel............................................................6, 35
  Certificate Account.................................................71
  Certificate Account Advance.........................................75
  Certificates...............................................1, 4, 5, 35
  Class A Certificates.................................................5
  Class A-I Certificates...............................................6
  Class A-I Senior Percentage.........................................45
  Class A-I-11 Optimal Principal Amount...............................38
  Class A-I-11 Pro Rata Optimal Principal Amount......................38
  Class A-I-8 Notional Amount..........................................5
  Class A-II Certificates..............................................6
  Class A-II Senior Percentage........................................45
  Class B Certificates.................................................6
  Class B Group I Current Principal Amount............................41
  Class B Group II Current Principal Amount...........................41
  Class PO Cash Shortfall.............................................38
  Class PO Deferred Amount........................................14, 50
  Class PO Deferred Payment Writedown Amount..........................42
  Class PO Principal Distribution Amount..............................46
  Class Prepayment Distribution Trigger...............................48
  Class X Component I Accrued Certificate Interest....................40
  Class X Component II Accrued Certificate Interest...................41
  CLTV................................................................30
  Code............................................................24, 76
  Compensating Interest Payment...............................12, 42, 70
  Component I.....................................................11, 40
  Component II....................................................11, 40
  CPR.................................................................53
  Cross-Over Date.................................................12, 37
  Current Principal Amount........................................12, 41
  Cut-off Date Scheduled Principal Balance.........................7, 28

  Defaulted Mortgage Loan.............................................70
  Determination Date..................................................48
  Distribution Date.................................................2, 9
  DTC..............................................................6, 35
  Due Date.............................................................8
  Due Period...........................................................9
  ERISA...............................................................24
  Euroclear........................................................6, 35
  Excess Bankruptcy Loss..........................................16, 49
  Excess Fraud Loss...............................................16, 49
  Excess Losses.......................................................16
  Excess Special Hazard Loss......................................16, 49
  Exemption.......................................................25, 77
  FHA.................................................................28
  Floating Rate Certificates...........................................6
  Fraud Coverage Termination Date.....................................51
  Fraud Loss..........................................................49
  Fraud Loss Amount...................................................51
  Group I Available Funds.............................................36
  Group I Discount Mortgage Loan......................................44
  Group I Mortgage Loans...............................................2
  Group II Available Funds............................................36
  Group I Senior Optimal Principal Amount.............................44
  Group II Senior Optimal Principal Amount............................44
  Insurance Proceeds..................................................48
  Interest Accrual Period.............................................10
  Interest Shortfall..................................................42
  Inverse Floating Rate Certificates...................................6
  LIBOR.............................................................1, 4
  LIBOR Determination Date............................................43
  Liquidated Mortgage Loan............................................49
  Liquidation Proceeds................................................49
  Master Servicer............................................3, 4, 6, 34
  Master Servicing Fee................................................71
  Material Defect.....................................................66
  Monthly Advance.....................................................15
  Monthly Payment.....................................................48
  Mortgage File.......................................................66
  Mortgage Loan Group I................................................2
  Mortgage Loan Group II...............................................2
  Mortgage Rate........................................................8
  Mortgaged Properties.................................................7
  Net Interest Shortfalls.........................................42, 70
  Net Liquidation Proceeds............................................49
  Net Rate.............................................................8
  Non-Discount Mortgage Loan..........................................44
  Non-PO Percentage...................................................44
  Non-SMMEA Certificates..........................................26, 78
  Offered Certificates..........................................1, 5, 35
  Original Subordinate Principal Balance..............................46
  Other Certificates...............................................5, 35
  Outstanding Principal Balance.......................................67

  Pass-Through Rate...................................................10
  Physical Certificates...............................................6
  Plan Asset Regulations.............................................77
  Plan(s)........................................................24, 77
  PO Percentage......................................................44
  Pooling and Servicing Agreement.....................................4
  Prepayment Assumption..............................................53
  Prepayment Period...............................................9, 45
  Primary Insurance Policy...........................................28
  Principal Prepayment...............................................48
  Protected Account..............................................35, 71
  PTE................................................................77
  Rating Agencies....................................................25
  Realized Loss......................................................49
  Record Date.........................................................9
  Reduced Documentation Program......................................30
  Reference Banks....................................................43
  Regular Certificates........................................6, 24, 76
  Relief Act.........................................................42
  REMIC...............................................................3
  REMIC I........................................................24, 76
  REMIC II.......................................................24, 76
  REMIC Regular Certificates.....................................24, 76
  REMIC Residual Certificates....................................24, 76
  REO Property.......................................................49
  Repurchase Price...................................................67
  Repurchase Proceeds................................................48
  Reserve Interest Rate..............................................43
  Residual Certificates.......................................6, 24, 76
  Scheduled Principal Balance.........................................8
  Seller.....................................................1, 2, 4, 6
  Senior Certificates.................................................6
  Senior Percentage..................................................45
  Senior Prepayment Percentage.......................................45
  Senior Prepayment Percentage Stepdown Limitation...................46
  Separate Component.............................................11, 40
  Similar Law........................................................78
  SMMEA..........................................................26, 78
  Special Hazard Loss................................................49
  Special Hazard Loss Amount.........................................51
  Special Hazard Termination Date....................................51
  Subordinate Certificate Writedown Amount...........................42
  Subordinate Certificates............................................6
  Subordinate Optimal Principal Amount...............................47
  Subordinate Percentage.............................................47
  Subordinate Prepayment Percentage..................................47
  TACs...............................................................20
  Tax Matters Person.............................................25, 78
  Trust............................................................2, 4
  Trust Assets...................................................24, 77
  Trustee.............................................................4
  U.S. Person........................................................79
  VA.................................................................28

                                                                   ANNEX A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


     The tables below set forth estimates of certain expected characteristics (as of the Cut-off Date) of the Group I Mortgage Loans and the Group II Mortgage Loans. In each of the following tables, the percentages are based on the Cut-off Date Scheduled Principal Balances and have been rounded and, as a result, may not total 100.00%.

     The description herein of the Mortgage Loans is based upon estimates of the composition of the Mortgage Loans as of the Cut-off Date, as adjusted for all scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to __________, 199_, (ii) requirements of each of the Rating Agencies or (iii) delinquencies or otherwise. In any such event, other mortgage loans may be included in the Trust. The Seller believes that the estimated information set forth herein with respect to the Mortgage Loans and the Mortgage Loans Groups as presently constituted is representative of the characteristics of the Mortgage Loans and the Mortgage Loans Groups as they will be constituted at the time the Certificates are issued, although certain characteristics of the Mortgage Loans and the Mortgage Loans Groups may vary.

             YEAR OF FIRST PAYMENT OF THE GROUP I MORTGAGE LOANS(1)


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
YEAR OF FIRST PAYMENT                                      LOANS               CUT-OFF DATE                 LOAN GROUP
---------------------                                      --------           -------------------           ----------

199_..............................................                              $                                  %
199_..............................................          __________          _________                     _____
         Total....................................                              $                             100%
                                                                                =                             ====


----------------
(1) As of the Cut-off Date, the weighted average seasoning of the Group I Mortgage Loans is expected to be approximately ____ months.




                     TYPES OF MORTGAGED PROPERTIES SECURING
                             GROUP I MORTGAGE LOANS

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
PROPERTY TYPE                                               LOANS               CUT-OFF DATE                 LOAN GROUP
-------------                                            -----------          -------------------           ----------

Single-Family............................                                     $                                       %
Two- to Four-Family......................
Planned Unit Development.................
Condominium..............................                __________            ___________                   ____
   Total....................................                                  $                               100%
                                                                             =                               ====



                        OCCUPANCY OF MORTGAGED PROPERTIES
                       SECURING GROUP I MORTGAGE LOANS(1)


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
OCCUPANCY STATUS                                           LOANS                CUT-OFF DATE                LOAN GROUP
----------------                                         -----------          ------------------            ----------

Primary Residence........................                                     $                                    %
Second Home..............................
Investor Property........................                __________             __________                   ________
     Total....................................                                $                                 100%
                                                                              =                                 ====

----------------
(1) Based on representations of the Mortgagor at the time of Group I Mortgage Loan origination.



                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
                       SECURING GROUP I MORTGAGE LOANS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
STATE                                                        LOANS                CUT-OFF DATE              LOAN GROUP
-----                                                    -----------          -------------------           ----------

Alabama..................................                                      $                                   %
Arizona..................................
California...............................
Colorado.................................
Connecticut..............................
District of Columbia.....................
Delaware.................................
Florida..................................
Georgia..................................
Hawaii...................................
Idaho....................................
Illinois.................................
Indiana..................................
Kansas...................................
Massachusetts............................
Maryland.................................
Maine....................................
Missouri.................................
Mississippi..............................
Montana..................................
North Carolina...........................
Nebraska.................................
New Hampshire............................
New Jersey...............................
New Mexico...............................
Nevada...................................
New York.................................
Oklahoma.................................
Oregon...................................
Pennsylvania.............................
Tennessee................................
Texas....................................
Utah.....................................
Virginia.................................
Washington...............................
West Virginia............................            __________                __________                 _________
     Total....................................                                 $                              100%
                                                                               =                              ====

-----------------
(1)  As of the Cut-off Date, no more than approximately ____% of the aggregate
     Outstanding Principal Balance of the Group I Mortgage Loans is expected to be secured by properties located in any one zip code.

                   LOAN PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
LOSS PURPOSE                                                LOANS               CUT-OFF DATE                 LOAN GROUP
------------                                             -----------           ------------------           ----------

Purchase.................................                                      $                                   %
Rate and Term Refinance..................
Cash-Out Refinance.......................                 __________            __________                 __________
     Total....................................                                 $                                 100%
                                                                               =                                 ====



            DISTRIBUTION OF ORIGINAL GROUP I MORTGAGE LOAN AMOUNTS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
ORIGINAL MORTAGE LOAN AMOUNT                              LOANS               CUT-OFF DATE                 LOAN GROUP
----------------------------                              -----------         ------------------           ----------

$50,000 or less..........................                                      $                                   %
$50,001 - $100,000.......................
$100,001 - $150,000......................
$150,001 - $200,000......................
$200,001 - $250,000......................
$250,001 - $300,000......................
$300,001 - $350,000......................
$350,001 - $400,000......................
$500,001 - $550,000......................
$550,001 - $600,000......................
$600,001 - $650,000......................
$700,001 - $750,000......................              __________             __________                 __________
      Total                                                                    $                               100%
                                                                               =                               ===


-----------------
(1) As of the Cut-off Date, the average Outstanding Principal Balance of the Group I Mortgage Loans is expected to be approximately $_______.


         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
ORIGINAL LOAN-TO-VALUE RATIOS                              LOANS               CUT-OFF DATE                 LOAN GROUP
-----------------------------                             -----------          ------------------           ----------

50.00% or less...........................                                      $                                   %
50.01% - 55.00%..........................
55.01% - 60.00%..........................
60.01% - 65.00%..........................
65.01% - 70.00%..........................
70.01% - 75.00%..........................
75.01% - 80.00%..........................
80.01% - 85.00%..........................
85.01% - 90.00%..........................
90.01% - 95.00%..........................              __________             __________                    __________
     Total....................................                                 $                                 100%
                                                                               =                                 ====

---------------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group I Mortgage Loans is expected to be approximately _____%.


                 MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
MORTGAGE RATE                                                LOANS               CUT-OFF DATE                 LOAN GROUP
-------------                                             -----------           ------------------           ----------


7.375%...................................                                      $                                   %
7.500%...................................
7.625%...................................
7.750%...................................
7.875%...................................
7.989%...................................
8.000%...................................
8.125%...................................
8.250%...................................
8.375%...................................
8.500%...................................
8.625%...................................
8.750%...................................
8.875%...................................
9.000%...................................
9.125%...................................
9.250%...................................
9.375%...................................
9.500%...................................
9.625%...................................
9.750%...................................
9.875%...................................
10.000%..................................
10.125%..................................
10.375%..................................
10.500%..................................
10.625%..................................
10.750%..................................
10.875%..................................
11.000%..................................
11.625%..................................            __________                __________                 __________
  Total....................................                                    $                                100%
                                                                                                                ===

--------------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group I Mortgage Loans is expected to be approximately _____% per annum.


                                  ORIGINAL TERM OF THE GROUP I MORTGAGE LOANS(1)


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
ORIGNAL TERM                                                LOANS               CUT-OFF DATE                 LOAN GROUP
------------                                             -----------           ------------------           ----------

180 or less..............................                                      $                                   %
180 to 360...............................                __________             __________                   _______
  Total....................................                                    $                                100%
                                                                                                                ===


------------------
(1) As of the Cut-off Date, the weighted average calculated remaining term of the Group I Mortgage Loans is expected to be approximately ___ months.


                DOCUMENTATION TYPE OF THE GROUP I MORTGAGE LOANS


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
DOCUMENTATION TYPE                                         LOANS               CUT-OFF DATE                 LOAN GROUP
------------------                                        -----------          ------------------           ----------

Full.....................................                                      $                                   %
Alternative..............................
Reduced/Stated Income....................
No Income/No Asset.......................               __________             __________                   __________
  Total..................................                                      $                                 100%



             YEAR OF FIRST PAYMENT OF THE GROUP II MORTGAGE LOANS(1)


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
YEAR OF FIRST PAYMENT                                      LOANS                  CUT-OFF DATE               LOAN GROUP
---------------------                                     -----------          ------------------           ----------


199_..........................................                                 $                                  %
199_..........................................             _______               __________                  ______
     Total....................................                                 $                             100%
                                                                               =                             ====


----------------
(1) As of the Cut-off Date, the weighted average seasoning of the Group II Mortgage Loans is expected to be approximately ___ months.


                     TYPES OF MORTGAGED PROPERTIES SECURING
                             GROUP II MORTGAGE LOANS


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
PROPERTY TYPE                                               LOANS               CUT-OFF DATE                 LOAN GROUP
-------------                                            -----------           ------------------            ----------

Single-Family............................                                      $                                   %
Two- to Four-Family......................
Planned Unit Development.................
Condominium..............................               __________             ___________                    ____
     Total....................................                                 $                              100%
                                                                               =                              ====


                                         OCCUPANCY OF MORTGAGED PROPERTIES
                                        SECURING GROUP II MORTGAGE LOANS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                  % OF
                                                           MORTGAGE            OUTSTANDING AS OF           MORTGAGE
OCCUPANCY STATUS                                            LOANS                CUT-OFF DATE             LOAN GROUP
----------------                                         -----------           ----------------           ----------

Primary Residence.........................                                    $                                   %
Second Home..............................
Investor Property........................                 __________             __________                 ________
  Total....................................                                   $                                100%
                                                                              =                                ===


----------------
(1) Based on representations of the Mortgagor at the time of Group II Mortgage Loan origination.


                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
                       SECURING GROUP II MORTGAGE LOANS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
STATE                                                       LOANS               CUT-OFF DATE                 LOAN GROUP
-----                                                    ------------         -------------------           ----------

Alabama...........................................                             $                                   %
Arizona..................................
California...............................
Colorado.................................
Connecticut..............................
District of Columbia.....................
Delaware.................................
Florida..................................
Georgia..................................
Hawaii...................................
Idaho....................................
Illinois.................................
Indiana..................................
Kansas...................................
Massachusetts............................
Maryland.................................
Maine....................................
Missouri.................................
Mississippi..............................
Montana..................................
North Carolina...........................
Nebraska.................................
New Hampshire............................
New Jersey...............................
New Mexico...............................
Nevada...................................
New York.................................
Oklahoma.................................
Oregon...................................
Pennsylvania.............................
Tennessee................................
Texas....................................
Utah.....................................
Virginia.................................
Washington...............................
West Virginia............................            __________             __________                 _________
  Total..................................                                   $                                 100%
                                                                            =                                 ===


-----------------
(1) As of the Cut-off Date, no more than approximately ____% of the aggregate Outstanding Principal Balance of the Group II Mortgage Loans is expected to be secured by properties located in any one zip code.


                                    LOAN PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
LOSS PURPOSE                                               LOANS                CUT-OFF DATE                LOAN GROUP
------------                                             -----------          -------------------           ----------

Purchase.................................                                      $                                   %
Rate and Term Refinance..................
Cash-Out Refinance.......................                  __________             __________                 __________
  Total..................................                                      $                                100%
                                                                               =                                ===



                            DISTRIBUTION OF ORIGINAL GROUP II MORTGAGE LOAN AMOUNTS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
ORIGINAL MORTGAGE LOAN AMOUNT                               LOANS                CUT-OFF DATE               LOAN GROUP
-----------------------------                            -----------          -------------------           ----------

$50,000 or less..........................                                     $                                   %
$50,001 - $100,000.......................
$100,001 - $150,000......................
$150,001 - $200,000......................
$200,001 - $250,000......................
$250,001 - $300,000......................
$300,001 - $350,000......................
$350,001 - $400,000......................
$500,001 - $550,000......................
$550,001 - $600,000......................
$600,001 - $650,000......................
$700,001 - $750,000......................              __________              __________                 __________
      Total                                                                  $                               100%
                                                                                                             ===


-----------------
(1) As of the Cut-off Date, the average Outstanding Principal Balance of the Group II Mortgage Loans is expected to be approximately $_______.



              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
ORIGINAL LOAN-TO-VALUE RATIOS                               LOANS               CUT-OFF DATE                LOAN GROUP
-----------------------------                            -----------          -------------------           ----------

50.00% or less...........................                                      $                                   %
50.01% - 55.00%..........................
55.01% - 60.00%..........................
60.01% - 65.00%..........................
65.01% - 70.00%..........................
70.01% - 75.00%..........................
75.01% - 80.00%..........................
80.01% - 85.00%..........................
85.01% - 90.00%..........................
90.01% - 95.00%..........................              __________               __________                  __________
     Total....................................                                 $                                 100%
                                                                                                                ===


---------------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group II Mortgage Loans is expected to be approximately _____%.

                                 MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
MORTGAGE RATE                                               LOANS               CUT-OFF DATE                 LOAN GROUP
-------------                                            -----------          -------------------           ----------

7.375%............................................                          $                                   %
7.500%...................................
7.625%...................................
7.750%...................................
7.875%...................................
7.989%...................................
8.000%...................................
8.125%...................................
8.250%...................................
8.375%...................................
8.500%...................................
8.625%...................................
8.750%...................................
8.875%...................................
9.000%...................................
9.125%...................................
9.250%...................................
9.375%...................................
9.500%...................................
9.625%...................................
9.750%...................................
9.875%...................................
10.000%..................................
10.125%..................................
10.375%..................................
10.500%..................................
10.625%..................................
10.750%..................................
10.875%..................................
11.000%..................................
11.625%..................................            __________             __________                 __________
     Total...............................                                   $                                 100%


--------------------

(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group II Mortgage Loans is expected to be approximately _____% per annum.



                                  ORIGINAL TERM OF THE GROUP II MORTGAGE LOANS(1)

                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                    % OF
                                                           MORTGAGE            OUTSTANDING AS OF             MORTGAGE
ORIGINAL TERM                                               LOANS               CUT-OFF DATE                LOAN GROUP
-------------                                            -----------           ------------------           ----------

180 or less..............................                                      $                                   %
180 to 360...............................              __________                __________                 __________
     Total...............................                                      $                                100%
                                                                                                                ===


------------------

(1) As of the Cut-off Date, the weighted average calculated remaining term of the Group II Mortgage Loans is expected to be approximately ___ months.


                                 DOCUMENTATION TYPE OF THE GROUP II MORTGAGE LOANS


                                                                              AGGREGATE PRINCIPAL
                                                          NUMBER OF                 BALANCE                     % OF
                                                           MORTGAGE            OUTSTANDING AS OF              MORTGAGE
DOCUMENTATION TYPE                                          LOANS               CUT-OFF DATE                  LOAN GROUP
------------------                                       -----------          ------------------              -----------

Full.....................................                                     $                                   %
Alternative..............................
Reduced/Stated Income....................
No Income/No Asset.......................                   __________           __________                 __________
     Total...............................                                     $                                 100%
                                                                                                                ===


                                       [THIS PAGE INTENTIONALLY LEFT BLANK]

===============================================================================
     No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement and the $___________ accompanying Prospectus and, if given or made, such (Approximate) information or representation must not be relied upon as having been authorized by the Seller or the Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Certificates Bear Stearns offered hereby nor an offer of such Certificates to any person Mortgage Securities Inc. in any state or jurisdiction in which such offer would be unlawful. The delivery of this Prospectus Supplement and the accompanying Prospectus at any time does not imply that Mortgage Pass-Through information herein is correct as of any time subsequent to its Certificates, date. Series 199_-_

     Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Certificates offered hereby, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and PROSPECTUS SUPPLEMENT Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                TABLE OF CONTENTS
                              PROSPECTUS SUPPLEMENT
                                                               PAGE
Summary of Terms ..............................................S-__
Description of the Mortgage Loans..............................S-__
Description of the Certificates................................S-__
Yield and Prepayment Considerations............................S-__
The Pooling and Servicing Agreement............................S-__
Certain Federal Income Tax Consequences........................S-__
ERISA Considerations...........................................S-__
Legal Investment...............................................S-__
Restrictions on Purchase and Transfer of the
 Residual Certificates.........................................S-__
Method of Distribution.........................................S-__
Legal Matters..................................................S-__
Ratings........................................................S-__
Index of Principal Definitions.................................S-__
Annex A - Certain Characteristics of the Mortgage
  Loans.........................................................A-1


                            PROSPECTUS
Prospectus Supplement...........................................___
Available Information...........................................___
Incorporation of Certain Documents by Reference.................___
Reports to Securityholders......................................___
Summary of Terms................................................___
The Trust Fund..................................................___
Use of Proceeds.................................................___
The Seller......................................................___
The Mortgage Loans..............................................___
Description of the Securities...................................___
Exchangeable Securities.........................................___
Credit Enhancement..............................................___
Yield and Prepayment Considerations.............................___
The Agreements..................................................___
Certain Legal Aspects of the Mortgage Loans.....................___
Certain Federal Income Tax Consequences.........................___
ERISA Considerations............................................___
Legal Investment................................................___
Method of Distribution..........................................___
Legal Matters...................................................___
Financial Information...........................................___
Rating..........................................................___
Glossary .......................................................___
===============================================================================

                                 $_____________
                                  (APPROXIMATE)




                                  BEAR STEARNS
                            MORTGAGE SECURITIES INC.

                             MORTGAGE PASS-THROUGH
                                 CERTIFICATES,
                                 SERIES 199_-_




                             PROSPECTUS SUPPLEMENT



                            BEAR, STEARNS & CO. INC.







                              _____________, 19--

PROSPECTUS
                          MORTGAGE-BACKED CERTIFICATES

                              MORTGAGE-BACKED NOTES

                              (ISSUABLE IN SERIES)

                      BEAR STEARNS MORTGAGE SECURITIES INC.

                                     SELLER


     This Prospectus relates to Mortgage-Backed Certificates (the "Certificates") and Mortgage-Backed Notes (the "Notes" and, collectively with the Certificates, the "Securities") which may be sold from time to time in one or more series (each, a "Series") on terms determined at the time of sale and described in the related Prospectus Supplement for the Series. The Securities of a Series will evidence either beneficial ownership of one or more trusts (each a "Trust Fund") or the debt obligations of a Trust Fund. As specified in the related Prospectus Supplement, a Trust Fund for a Series of Securities will include certain mortgage-related assets (the "Mortgage Assets") consisting of
(i) mortgage loans or participations therein secured by one- to four-family residential properties ("Single Family Loans"), (ii) mortgage loans or participations therein secured by multifamily residential properties ("Multifamily Loans"), (iii) loans or participations therein secured by security interests or similar liens on shares in cooperative housing corporations and the related proprietary leases or occupancy agreements ("Cooperative Loans"), (iv) conditional sales contracts and installment sales or loan agreements or participations therein secured by manufactured housing ("Contracts"), (v) mortgage pass-though securities (the "Agency Securities") issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("Fannie Mae"), Freddie Mac (formerly, the Federal Home Loan Mortgage Corporation) ("Freddie Mac") or other government agencies or government-sponsored agencies or (vi) privately issued mortgage-backed securities ("Private Mortgage-Backed Securities"). If specified in the related Prospectus Supplement, certain Securities will evidence the entire beneficial ownership interest in, or the debt obligations of, a Trust Fund that will contain a beneficial ownership interest in another Trust Fund which will contain the Mortgage Assets. The Mortgage Assets will be acquired by Bear Stearns Mortgage Securities Inc. (the "Seller") from one or more institutions which may be affiliates of the Seller (each, a "Lender") and conveyed by the Seller to the related Trust Fund. In addition to Mortgage Assets, a Trust Fund may include United States Treasury securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute (collectively, "U.S. Government Securities"), insurance policies, cash accounts, letters of credit, financial guaranty insurance policies, third party guarantees or other assets to the extent described in the related Prospectus Supplement (collectively, the "Trust Assets").

     Each Series of Securities will include either one or more classes of Certificates or, if Notes are issued as part of a Series, one or more classes of Notes and one or more classes of Certificates, as set forth in the related Prospectus Supplement. Each class of Securities of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Trust Assets in the related Trust Fund or will evidence the obligations of the related Trust Fund to make payments from amounts received on the Trust Assets in the related Trust Fund. A Series of Securities may include one or more senior classes that receive certain preferential treatment with respect to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Securities of such Series or after the occurrence of specified events or may be required to absorb one or more types of losses prior to one or more other classes of Securities, in each case as specified in the related Prospectus Supplement. Certain Series will provide for the issuance of one or more classes of "Exchangeable Securities," or "Callable Securities" and "Call Securities," as provided in this Prospectus. See "Summary of Terms--Description of the Securities."

     Distributions to holders of Securities ("Securityholders") will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Securities of a Series will be made only from the assets of the related Trust Fund and any other assets specified in the related Prospectus Supplement.

     The Securities will not represent an obligation of or interest in the Seller or any affiliate thereof and will not be insured or guaranteed by any governmental agency or instrumentality and will be insured or guaranteed by another person only if specified in the related Prospectus Supplement. In general, with respect to a Series of Securities, the Seller will obtain certain representations and warranties from the Lender or Lenders from which it acquired the Mortgage Assets or other third parties and will assign its rights with respect to such representations and warranties to the Trust Fund for the related Series of Securities. The Seller will have obligations with respect to a Series only to the extent specified in the related Prospectus Supplement. The principal obligations of one or more master servicers (each, a "Master Servicer") named in the Prospectus Supplement with respect to the related Series of Securities will be limited to its or their contractual servicing obligations, including any obligation to advance delinquent payments on the Mortgage Assets in the related Trust Fund. (CONTINUED ON NEXT PAGE)



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS OR THE PROSPECTUS SUPPLEMENT. ANY
                       REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


     Prior to issuance there will have been no market for the Securities of any Series and there can be no assurance that a secondary market for any Securities will develop. This Prospectus may not be used to consummate sales of a Series of Securities unless accompanied by a Prospectus Supplement.

     Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement. To the extent Securities are underwritten, Securities will be distributed by, or sold by underwriters managed by:

                            BEAR, STEARNS & CO. INC.

                     The date of this Prospectus is _______, 199_.

     The yield on each class of Securities of a Series will be affected by the rate of payment of principal (including prepayments) n the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. Certain classes of Securities may be subject to call and a Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "The Agreements--Termination; Optional Termination."

     If specified in a Prospectus Supplement, one or more elections may be made to treat each Trust Fund or specified portions thereof as a "real estate mortgage investment conduit" ("REMIC") or a "financial asset securitization investment trust" ("FASIT") for federal income tax purposes. See "Certain Federal Income Tax Consequences."

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to the Securities of each Series to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) a description of the class or classes of Securities; (ii) the rate of interest or method of determining the amount of interest, if any, to be paid to each such class; (iii) the aggregate principal amount, if any, relating to each such class; (iv) the distribution dates (each a "Distribution Date") for interest and principal distributions and, if applicable, the initial and final scheduled Distribution Dates for each class;
(v) if applicable, the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Securities; (vi) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate to any other class; (vii) information as to the assets comprising the Trust Fund, including the general characteristics of the Mortgage Assets included therein and, if applicable, the amount and source of any reserve fund (a "Reserve Account"), and the insurance, letters of credit, guarantees, or other instruments or agreements included in the Trust Fund; (viii) the circumstances, if any, under which the Trust Fund may be subject to early termination; (ix) additional information with respect to the plan of distribution of such Securities; (x) whether one or more REMIC or FASIT elections will be made and designation of the regular interests and residual interests; (xi) information as to the Trustee; and (xii) information as to any Master Servicer.

                              AVAILABLE INFORMATION

     The Seller has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement of which this Prospectus is a part. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: 500 West Madison Street, Chicago, Illinois 60661; and Seven World Trade Center, New York, New York 10048. The Commission maintains an Internet Web site that contains reports, proxy and information statements and other information regarding the registrants that file electronically with the Commission, including the Seller. The address of such Internet Web site is (http://www.sec.gov).

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by Bear Stearns Mortgage Securities Inc. (the "Seller") pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, with respect to a Series of Securities subsequent to the date of this Prospectus and the related Prospectus Supplement and prior to the termination of the offering of such Series of Securities shall be deemed to be incorporated by reference in this Prospectus as supplemented by the related Prospectus Supplement. If so specified in any such documents, such document shall also be deemed to be incorporated by reference in the Registration Statement of which this Prospectus forms a part.

     Any statement contained herein or in a Prospectus Supplement for a Series of Securities or in a document incorporated or deemed to be incorporated by reference herein or therein shall be deemed to be modified or superseded for purposes of this Prospectus and such Prospectus Supplement and, if applicable, the Registration Statement to the extent that a statement contained herein or therein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein or therein modifies or supersedes such statement, except to the extent that such subsequently filed document expressly states otherwise. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus or the related Prospectus Supplement or, if applicable, the Registration Statement.

     The Seller will provide without charge to each person, including any beneficial owner, to whom a copy of this Prospectus and the related Prospectus Supplement is delivered, on the written or oral request of any such person, a copy of any and all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the President, Bear Stearns Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167. Telephone requests for such copies should be directed to the President at (212) 272-2000.

                           REPORTS TO SECURITYHOLDERS

     Periodic and annual reports concerning the related Trust Fund will be provided to the Securityholders. See "Description of the Securities-Reports to Securityholders."

                                SUMMARY OF TERMS

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE RELATED PROSPECTUS SUPPLEMENT WHICH WILL BE PREPARED IN CONNECTION WITH EACH SERIES OF SECURITIES.


Title of Securities...............   Mortgage-Backed Certificates (the
                                     "Certificates") and Mortgage- Backed Notes
                                     (the "Notes" and, together with the
                                     Certificates, the "Securities"), issuable from time to time in Series.

Seller............................   Bear Stearns Mortgage Securities Inc., a
                                     Delaware corporation and a wholly-owned
                                     subsidiary of Bear Stearns Mortgage Capital
                                     Corporation. See "The Seller."

Issuer............................   The trust created pursuant to the Pooling
                                     and Servicing Agreement (each, a "Pooling and Servicing Agreement") among the Seller, the Master Servicer(s), if applicable, and the Trustee for the related Series or the owner trust created pursuant to the Deposit
                                     Trust Agreement (each, a "Trust Agreement") among the Seller, the Master Servicer(s), if applicable, and the Trustee for the related series, as applicable.

Trustee...........................   The trustee under the applicable Pooling
                                     and Servicing Agreement, Trust Agreement or
                                     Indenture (as herein defined) and named as such in the related Prospectus Supplement.

Master Servicer...................   One or more entities named as a Master
                                     Servicer in the related Prospectus
                                     Supplement, which may be an affiliate of the Seller. See "The Agreements-Certain
                                     Matters Regarding the Master Servicer and the Seller."

Trust Fund Assets.................   A Trust Fund for a Series of Securities
                                     will include the Mortgage Assets consisting of (i) a pool (a "Mortgage Pool") of Single
                                     Family Loans, Multifamily Loans,
                                     Cooperative Loans or Contracts
                                     (collectively, the "Mortgage Loans"), (ii)
                                     Agency Securities or (iii) Private
                                     Mortgage-Backed Securities, together with payments in respect of such Mortgage Assets and certain other accounts, obligations or agreements, such as United States Treasury securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute (collectively, "U.S. Government
                                     Securities"), in each case as specified in the related Prospectus Supplement. The assets of a Trust Fund will be purchased by such Trust Fund under the terms of the related Pooling and Servicing Agreement or the related Trust Agreement, as applicable.

A.   Single Family, Cooperative
     and Multifamily Loans........   Single Family Loans will be secured by
                                     mortgage liens on one- to four-family
                                     residential properties or by other liens specified in the related Prospectus
                                     Supplement. Cooperative Loans generally
                                     will be secured by security interests in shares issued by private, nonprofit, cooperative housing corporations
                                     ("Cooperatives") and in the related
                                     proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such
                                     Cooperatives' buildings. Single Family
                                     Loans and Cooperative Loans may be
                                     conventional loans (I.E., loans that are not insured or guaranteed by any governmental agency), insured by the
                                     Federal Housing Authority ("FHA") or
                                     partially guaranteed by the Veterans
                                     Administration ("VA") as specified in the related Prospectus Supplement. Single
                                     Family Loans and Cooperative Loans will all have individual principal balances at origination of not less than $25,000 and not more than $1,000,000, and original terms to stated maturity of 15 to 40 years, or such other individual principal balances at origination and/or original terms to stated maturity as are specified in the related Prospectus Supplement.

                                     Multifamily Loans will be secured by
                                     mortgage liens on rental apartment
                                     buildings or projects containing five or more residential units, including apartment buildings owned by Cooperatives. Such loans may be conventional loans or insured by the FHA, as specified in the related Prospectus Supplement. Multifamily Loans will all have individual principal balances at origination of not less than $25,000 and original terms to stated maturity of not more than 40 years, or such other individual principal balances at origination and/or original terms to stated maturity as are specified in the related Prospectus Supplement.

                                     The payment terms of the Mortgage Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features or combinations thereof or other features described in the related Prospectus Supplement:

                                     (a) Interest may be payable at a fixed
                                         rate, a rate adjustable from time to
                                         time in relation to an index, a rate
                                         that is fixed for a period of time or
                                         under certain circumstances and is
                                         followed by an adjustable rate, a rate
                                         that otherwise varies from time to
                                         time, or a rate that is convertible
                                         from an adjustable rate to a fixed
                                         rate. Changes to an adjustable rate may
                                         be subject to periodic limitations,
                                         maximum rates, minimum rates or a
                                         combination of such limitations.
                                         Accrued interest may be deferred and
                                         added to the principal of a Mortgage
                                         Loan for such periods and under such
                                         circumstances as may be specified in
                                         the related Prospectus Supplement.
                                         Mortgage Loans may provide for the
                                         payment of interest at a rate lower
                                         than the specified interest rate on the
                                         Mortgage Loan (the "Mortgage Rate") for
                                         a period of time or for the life of the
                                         Mortgage Loan, and the amount of any
                                         difference may be contributed from
                                         funds supplied by the seller of the
                                         Mortgaged Property or another source
                                         ("Buydown Loans") or may be treated as
                                         accrued interest and added to the
                                         principal of the Mortgage Loan.

                                     (b) Principal may be payable on a level
                                         debt service basis to fully amortize
                                         the Mortgage Loan over its term, may be
                                         calculated on the basis of an assumed
                                         amortization schedule that is
                                         significantly longer than the original
                                         term to maturity or on an interest rate
                                         that is different from the interest
                                         rate on the Mortgage Loan or may not be
                                         amortized during all or a portion of
                                         the original term. Payment of all or a
                                         substantial portion of the principal
                                         may be due on maturity ("balloon
                                         payments"). Principal may include
                                         interest that has been deferred and
                                         added to the principal balance of the
                                         Mortgage Loan.

                                     (c) Payments of principal and interest may
                                         be fixed for the life of the Mortgage
                                         Loan, may increase over a specified
                                         period of time or may change from
                                         period to period. Mortgage Loans may
                                         include limits on periodic increases or
                                         decreases in the amount of monthly
                                         payments and may include maximum or
                                         minimum amounts of monthly payments.

                                     (d) Prepayments of principal may be subject
                                         to a prepayment fee, which may be fixed
                                         for the life of the Mortgage Loan or
                                         may decline over time, and may be
                                         prohibited for the life of the Mortgage
                                         Loan or for certain periods ("lockout
                                         periods"). Certain Mortgage Loans may
                                         permit prepayments after expiration of
                                         the applicable lockout period and may
                                         require the payment of a prepayment fee
                                         in connection with any such subsequent
                                         prepayment. Other Mortgage Loans may
                                         permit prepayments without payment of a
                                         fee unless the prepayment occurs during
                                         specified time periods. The Mortgage
                                         Loans may include due-on-sale clauses
                                         which permit the mortgagee to demand
                                         payment of the entire Mortgage Loan in
                                         connection with the sale or certain
                                         transfers of the related Mortgaged
                                         Property. Other Mortgage Loans may be
                                         assumable by persons meeting the then
                                         applicable underwriting standards of
                                         the Lender.

                                     Certain Mortgage Loans may be originated or acquired in connection with employee relocation programs. The real property constituting security for repayment of a Mortgage Loan may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. The Mortgage Loans generally will be covered by standard hazard insurance policies insuring against losses due to fire and various other causes. The Mortgage Loans will be covered by primary mortgage insurance policies to the extent provided in the related Prospectus Supplement. All Mortgage Loans will have been purchased by the Seller, either directly or through an affiliate, from Lenders.

B.   Contracts....................   Contracts will consist of conditional
                                     sales and installment sales or loan
                                     agreements secured by new or used
                                     Manufactured Homes (as defined herein).
                                     Contracts may be conventional loans,
                                     insured by the FHA or partially guaranteed by the VA, as specified in the related
                                     Prospectus Supplement. Each Contract
                                     generally will be fully amortizing and will bear interest at a fixed accrual percentage rate ("APR"). Contracts will all have individual principal balances at origination of not less than $10,000 and not more than $1,000,000 and original terms to stated maturity of 5 to 30 years, or such other individual principal balances at origination and/or original terms to stated maturity as are specified in the related
                                     Prospectus Supplement.

C.   Agency Securities............   The Agency Securities will consist of (i)
                                     fully modified pass-through
                                     mortgage-backed certificates guaranteed as to timely payment of principal and interest by the Government National Mortgage
                                     Association ("GNMA Certificates"), (ii)
                                     Guaranteed Mortgage Pass-Through
                                     Certificates issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association
                                     ("Fannie Mae Certificates"), (iii) Mortgage
                                     Participation Certificates issued and
                                     guaranteed as to timely payment of interest and ultimate (but generally not timely) payment of principal by Freddie Mac
                                     (formerly the Federal Home Loan Mortgage
                                     Corporation) ("Freddie Mac Certificates"),
                                     (iv) stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions
                                     (but not all of such distributions) on
                                     certain GNMA, Fannie Mae, Freddie Mac or other government agency or government-sponsored agency certificates and generally guaranteed to the same extent as the underlying securities, (v) another type of guaranteed pass-through certificate issued or guaranteed by GNMA, Fannie Mae, Freddie Mac or another government agency or government-sponsored agency and described in the related Prospectus Supplement, or
                                     (vi) a combination of such Agency
                                     Securities. All GNMA Certificates will be backed by the full faith and credit of the United States. No Fannie Mae or Freddie Mac
                                     Certificates will be backed, directly or indirectly, by the full faith and credit of the United States. However, to the extent any Fannie Mae or Freddie Mac Certificates are backed by GNMA Certificates, such Fannie Mae or Freddie Mac Certificates benefit from the backing of the underlying
                                     GNMA Certificates by the full faith and
                                     credit of the United States. The Agency
                                     Securities may consist of pass-through
                                     securities issued under the GNMA I Program, the GNMA II Program, Freddie Mac's Cash or
                                     Guarantor Program or another program
                                     specified in the related Prospectus
                                     Supplement. The payment characteristics of the Mortgage Loans underlying the Agency
                                     Securities will be described in the related
                                     Prospectus Supplement.

D.   Private Mortgage-Backed
     Securities...................   Private Mortgage-Backed Securities may
                                     include (i) mortgage participation or
                                     pass-through certificates representing
                                     beneficial interests in certain Mortgage
                                     Loans or (ii) Collateralized Mortgage
                                     Obligations ("CMOs") secured by such
                                     Mortgage Loans. Private Mortgage-Backed
                                     Securities may include stripped
                                     mortgage-backed securities representing an undivided interest in all or a part of any of the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions
                                     (but not all of such distributions) on
                                     certain mortgage loans. Although individual
                                     Mortgage Loans underlying a Private
                                     Mortgage-Backed Security may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Private
                                     Mortgage-Backed Securities themselves will not be so insured or guaranteed. See "The
                                     Trust Fund-Private Mortgage-Backed
                                     Securities." Payments on the Private
                                     Mortgage-Backed Securities will be
                                     distributed directly to the Trustee as
                                     registered owner of such Private
                                     Mortgage-Backed Securities or as otherwise specified in the related Prospectus
                                     Supplement. See "The Trust Fund-Private
                                     Mortgage-Backed Securities."

                                     The Prospectus Supplement for a Series will specify (i) the aggregate approximate principal amount, if any, and type of any Private Mortgage-Backed Securities to be included in the Trust Fund for such Series;
                                     (ii) certain characteristics of the
                                     Mortgage Loans which comprise the
                                     underlying assets for the Private
                                     Mortgage-Backed Securities including to the extent available (A) the payment features of such Mortgage Loans, (B) the approximate aggregate principal amount, if known, of the underlying Mortgage Loans which are insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the Mortgage Loans, (D) the minimum and maximum stated maturities of the Mortgage Loans at origination and (E) delinquency experience with respect to the Mortgage Loans; (iii) the pass-through or certificate rate or ranges thereof for the Private Mortgage-Backed Securities and the method of determination thereof; (iv) the issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer"), the servicer of the Private Mortgage-Backed Securities (the "PMBS Servicer") and the trustee of the Private Mortgage-Backed Securities (the "PMBS Trustee"); (v) certain characteristics of credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit, financial guaranty insurance policies or third party guarantees, relating to the Mortgage Loans underlying the Private Mortgage-Backed Securities, or to such Private Mortgage-Backed Securities themselves; (vi) the terms on which underlying Mortgage Loans for such Private Mortgage-Backed Securities, or such Private Mortgage-Backed Securities themselves, may, or are required to, be repurchased prior to stated maturity; and (vii) the terms on which substitute Mortgage Loans or substitute Private Mortgage-Backed
                                     Securities may be delivered to replace
                                     those initially deposited with the PMBS
                                     Trustee or the Trustee. See "The Trust
                                     Fund."

E.   U.S. Government Securities...   If specified in the related Prospectus
                                     Supplement, United States Treasury
                                     securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute (collectively, "U.S. Government
                                     Securities") may be included in the Trust
                                     Assets. Such securities will be backed by the full faith and credit of the United
                                     States or will represent the obligations of the U.S. Government or such agency or such other issuer or obligations payable from the proceeds of U.S. Government Securities, as specified in the related Prospectus
                                     Supplement.

F.   Pre-Funding and
     Capitalized Interest
     Accounts.....................   If specified in the related Prospectus
                                     Supplement, a Trust Fund will include one or more segregated trust accounts (each, a "Pre-Funding Account") established and maintained with the Trustee for the related
                                     Series. If so specified, on the closing
                                     date for such Series, a portion of the
                                     proceeds of the sale of the Securities of such Series (such amount, the "Pre-Funded
                                     Amount") will be deposited in the
                                     Pre-Funding Account and may be used to
                                     purchase additional Mortgage Assets during the period of time, not to exceed six months, specified in the related Prospectus
                                     Supplement (the "Pre-Funding Period"). The
                                     Mortgage Assets to be so purchased will be required to have certain characteristics specified in the related Prospectus
                                     Supplement. If any Pre-Funded Amount
                                     remains on deposit in the Pre-Funding
                                     Account at the end of the Pre-Funding
                                     Period, such amount will be applied in the manner specified in the related Prospectus
                                     Supplement to prepay the Securities of the applicable Series. The amount initially deposited in a pre-funding account for a Series of Securities will not exceed fifty percent of the aggregate principal amount of such Series of Securities.

                                     If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized Interest Account") may be established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series will be deposited in the Capitalized Interest Account and used to fund the excess, if any, of (x) the sum of
                                     (i) the amount of interest accrued on the Securities of such Series and (ii) if specified in the related Prospectus Supplement, certain fees or expenses during the Pre-Funding Period such as trustee fees and credit enhancement fees, over (y) the amount of interest available therefor from the Mortgage Assets or other assets in the Trust Fund. Any amounts on deposit in the Capitalized Interest Account at the end of the Pre-Funding Period that are not necessary for such purposes will be distributed to the person specified in the related Prospectus Supplement.

     Description of the
     Securities                      A Series will include either one or more
                                     classes of Certificates or, if Notes are issued as part of a Series, one or more classes of Notes and one or more classes of Certificates. Each Certificate will represent a beneficial ownership interest in a trust (a "Trust Fund") created by the Seller pursuant to a Pooling and Servicing
                                     Agreement or a Trust Agreement for the
                                     related Series. Each Note will represent a debt obligation of a Trust Fund created pursuant to an Indenture for such Notes.
                                     The Securities of any Series may be issued in one or more classes as specified in the related Prospectus Supplement. A Series of
                                     Securities may include one or more classes of senior Securities (collectively, the
                                     "Senior Securities") which receive certain preferential treatment specified in the related Prospectus Supplement with respect to one or more classes of subordinate
                                     Securities (collectively, the "Subordinated
                                     Securities"). Certain Series or classes of Securities may be covered by U.S.
                                     Government Securities, insurance policies, cash accounts, letters of credit, financial guaranty insurance policies, third party guarantees or other forms of credit enhancement as described herein and in the related Prospectus Supplement.

                                     One or more classes of Securities of each Series (i) may be entitled to receive distributions allocable only to principal, only to interest or to any combination thereof; (ii) may be entitled to receive distributions only of prepayments of principal throughout the lives of the Securities or during specified periods;
                                     (iii) may be subordinated in the right to receive distributions of scheduled payments of principal, prepayments of principal, interest or any combination thereof to one or more other classes of Securities of such Series throughout the lives of the Securities or during specified periods or may be subordinated with respect to certain losses or delinquencies; (iv) may be entitled to receive such distributions only after the occurrence of events specified in the related Prospectus Supplement; (v) may be entitled to receive distributions in accordance with a schedule or formula or on the basis of collections from designated portions of the assets in the related Trust Fund; (vi) as to Securities entitled to distributions allocable to interest, may be entitled to receive interest at a fixed rate or a rate that is subject to change from time to time; and (vii) as to Securities entitled to distributions allocable to interest, may be entitled to such distributions only after the occurrence of events specified in the related Prospectus Supplement and may accrue interest until such events occur, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes, over time, or otherwise as specified in the related Prospectus Supplement.

                                     In addition, the holders of one or more
                                     classes of Securities may be entitled, upon notice and payment of an administrative fee, to exchange all or a portion of such classes for proportionate interests in one or more classes of exchangeable securities (each an "ES Class" or "Exchangeable Security") as provided in the related Prospectus Supplement, and the holders of such ES Classes may be entitled to exchange all or a portion of such ES Classes for proportionate interests in the related classes of Securities and, if so provided, in other related ES Classes. Any class of Securities subject to the exchange arrangements may be deposited in a separate trust that will issue securities identical to those so deposited. These issued securities may then be exchanged, in whole or in part, for ES Classes. See "Exchangeable Securities--General."
                                     Further, if so provided in the related
                                     Prospectus Supplement, one or more classes of Securities (each, a "Callable Class") may be callable at the option of one or more other classes of securities (each, a "Call Class"). A Call Class and its related Callable Class or Classes will be issued pursuant to a separate trust agreement. A Callable Class generally will not be called unless the market value of the assets in the trust fund for such Callable Class exceeds the outstanding principal balance of such assets. If so provided in the related Prospectus Supplement, after the issuance of the Callable Class, there may be a specified "lock-out period" during which such Securities could not be called. It is anticipated that Call Classes generally will be offered only on a private basis. See "Description of the Securities--General."

                                     The related Prospectus Supplement will
                                     specify whether application will be made to list any Securities on a securities exchange or to quote the Securities in the automated quotation system of a registered securities association.

     Distributions on the
     Securities...................   Distributions on the Securities entitled
                                     thereto will be made monthly, quarterly, semi-annually or at such other intervals and on such other Distribution Dates specified in the related Prospectus
                                     Supplement solely out of the payments
                                     received in respect of the assets of the related Trust Fund or other assets pledged for the benefit of the Securities as specified in the related Prospectus
                                     Supplement. The amount allocable to
                                     distributions of principal and interest on any Distribution Date will be determined as specified in the related Prospectus
                                     Supplement. All distributions will be made pro rata to Securityholders of the class entitled thereto or as otherwise specified in the related Prospectus Supplement, and the aggregate original principal balance of the Securities will equal the aggregate distributions allocable to principal that such Securities will be entitled to receive. If specified in the related
                                     Prospectus Supplement, the Securities will have an aggregate original principal balance equal to or less than the aggregate unpaid principal balance of the Trust
                                     Assets (plus amounts held in a Pre-Funding
                                     Account) as of a date specified in the
                                     Prospectus Supplement related to the
                                     creation of the Trust Fund (the "Cut-off
                                     Date") and will bear interest in the
                                     aggregate at a rate (the "Interest Rate") equal to the interest rate borne by the underlying Mortgage Loans, Agency
                                     Securities or Private Mortgage-Backed
                                     Securities, net of the aggregate servicing fees and any other amounts specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the aggregate original principal balance of the Securities and interest rates on the classes of Securities will be determined based on the cash flow on the Trust Assets.
                                     The Interest Rate at which interest will be paid to holders of Securities entitled thereto may be a fixed rate or a rate that is subject to change from time to time from the time and for the periods, in each case as specified in the related Prospectus
                                     Supplement. Any such rate may be calculated on a loan-by-loan, weighted average or other basis, in each case as described in the related Prospectus Supplement.


     Credit
     Enhancement ..........          The assets in a Trust Fund or the
                                     Securities of one or more classes in the related Series may have the benefit of one or more types of credit enhancement described in the related Prospectus
                                     Supplement. The protection against losses afforded by any such credit support will be limited. Such credit enhancement may include one or more of the following types:

A.   Subordination................   The rights of the holders of the
                                     Subordinated Securities of a Series to
                                     receive distributions with respect to the assets in the related Trust Fund will be subordinated to such rights of the holders of the Senior Securities of the same Series to the extent described in the related
                                     Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by holders of Senior
                                     Securities of the full amount of payments which such holders would be entitled to receive if there had been no losses or delinquencies. The protection afforded to the holders of Senior Securities of a Series by means of the subordination feature may be accomplished by (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated
                                     Securities, the amounts of principal and interest due them on each Distribution Date out of the funds available for distribution on such date in the related Securities
                                     Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future distributions from the assets in the related Trust Fund that would otherwise have been payable to the Subordinated
                                     Securityholders; (ii) reducing the
                                     ownership interest of the related
                                     Subordinated Securities; (iii) a
                                     combination of clauses (i) and (ii) above;
                                     or (iv) as otherwise described in the
                                     related Prospectus Supplement. The
                                     protection afforded to the holders of
                                     Senior Securities of a Series by means of the subordination feature also may be accomplished by allocating certain types of losses or delinquencies to the Subordinated
                                     Securities to the extent described in the related Prospectus Supplement.

                                     If so specified in the related Prospectus
                                     Supplement, the same class of Securities may be Senior Securities with respect to certain types of payments or certain types of losses or delinquencies and Subordinated Securities with respect to other types of payments or types of losses or delinquencies. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy of the borrower.

                                     If specified in the related Prospectus
                                     Supplement, a reserve fund may be
                                     established and maintained by the deposit therein of distributions allocable to the holders of Subordinated Securities until a specified level is reached. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinated Securities in a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding the related reserve fund, if any, and the conditions under which amounts in any such reserve fund will be used to make distributions to holders of Senior Securities or released from the related Trust Fund.

B.   Reserve Accounts.............   One or more Reserve Accounts may be
                                     established and maintained for each Series.
                                     The related Prospectus Supplement will
                                     specify whether or not any such Reserve
                                     Account will be included in the corpus of the Trust Fund for such Series and will also specify the manner of funding the related Reserve Account and the conditions under which the amounts in any such Reserve
                                     Account will be used to make distributions to holders of Securities of a particular class or released from the related Trust
                                     Fund.

C.   Pool Insurance Policy........   A mortgage pool insurance policy or
                                     policies (the "Pool Insurance Policy") may be obtained and maintained for each Series pertaining to Single Family Loans,
                                     Cooperative Loans or Contracts, limited in scope, covering defaults on the related
                                     Single Family Loans, Cooperative Loans or
                                     Contracts in an initial amount equal to a specified percentage of the aggregate principal balance of all Single Family
                                     Loans, Cooperative Loans or Contracts
                                     included in the Mortgage Pool as of the
                                     Cut-off Date or such other date as is
                                     specified in the related Prospectus
                                     Supplement.

D.   Special Hazard Insurance
     Policy.......................   In the case of Single Family Loans,
                                     Cooperative Loans or Contracts, certain
                                     physical risks that are not otherwise
                                     insured against by standard hazard
                                     insurance policies may be covered by a
                                     special hazard insurance policy or policies
                                     (the "Special Hazard Insurance Policy").
                                     Each Special Hazard Insurance Policy
                                     generally will be limited in scope and will cover losses in an initial amount equal to the greatest of (i) a specified percentage of the aggregate principal balance of the Single Family Loans, Cooperative Loans or
                                     Contracts as of the related Cut-off Date,
                                     (ii) twice the unpaid principal balance as of the related Cut-off Date of the largest
                                     Single Family Loan, Cooperative Loan or
                                     Contract in the related Mortgage Pool, or
                                     (iii) the aggregate principal balance of Single Family Loans, Cooperative Loans or
                                     Contracts as of the Cut-off Date secured by property in any single zip code concentration.

E.   Bankruptcy Bond..............   A bankruptcy bond or bonds (the "Bankruptcy
                                     Bond") may be obtained covering certain
                                     losses resulting from action which may be taken by a bankruptcy court in connection with a Single Family Loan, Cooperative Loan or Contract. The level of coverage of each Bankruptcy Bond will be specified in the related Prospectus Supplement.

F.   FHA Insurance and VA
     Guarantee....................   All or a portion of the Mortgage Loans in a
                                     Mortgage Pool may be insured by FHA
                                     insurance and all or a portion of the
                                     Single Family Loans or Contracts in a
                                     Mortgage Pool may be partially guaranteed by the VA.

G.   Other Arrangements...........   Other arrangements as described in the
                                     related Prospectus Supplement including, but not limited to, one or more U.S.
                                     Government Securities, letters of credit, financial guaranty insurance policies or third party guarantees, interest rate or other swap agreements, caps, collars or floors, may be used to provide coverage for certain risks of defaults or losses. These arrangements may be in addition to or in substitution for any forms of credit support described in the Prospectus. Any such arrangement must be acceptable to each nationally recognized rating agency that rates the related Series of Securities (the
                                     "Rating Agency").

H.   Cross Support................   If specified in the related Prospectus
                                     Supplement, separate groups of assets or separate Trust Funds may be beneficially owned by separate classes of the related
                                     Series of Securities or separate groups of assets or separate Trust Funds may be available for the payment of principal and interest on certain classes of Securities.
                                     In any such case, credit support may be
                                     provided by a cross-support feature which requires that distributions be made with respect to certain Securities relating to one or more asset groups or Trust Funds prior to distributions to other Securities relating to other asset groups or Trust
                                     Funds or that losses be allocated in such manner as to provide such cross-support. If specified in the related Prospectus
                                     Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trust
                                     Funds, without priority among such Trust
                                     Funds, until the credit support is
                                     exhausted. If applicable, the related
                                     Prospectus Supplement will identify the
                                     asset groups or Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified asset groups or Trust Funds.

     Advances.....................   Each Master Servicer and, if applicable,
                                     each mortgage servicing institution that services a Mortgage Loan in a Mortgage Pool on behalf of a Master Servicer (a
                                     "Sub-Servicer") generally will be obligated to advance amounts corresponding to delinquent principal and interest payments on such Mortgage Loan until the date on which the related Mortgaged Property is sold at a foreclosure sale or the related
                                     Mortgage Loan is otherwise liquidated. Any such obligation to make advances may be limited to amounts due holders of Senior
                                     Securities of the related Series, to
                                     amounts deemed to be recoverable from late payments or liquidation proceeds, for specified periods or any combination thereof, or as otherwise specified in the related Prospectus Supplement. See
                                     "Description of the Securities-Advances."
                                     Advances will be reimbursable to the extent described herein and in the related
                                     Prospectus Supplement.

     Optional Termination.........   The Seller, a Master Servicer, the holders
                                     of the residual interests in a REMIC, a
                                     FASIT or any other entity specified in the related Prospectus Supplement may have the option to effect early retirement of a Series of Securities through the purchase of the Mortgage Assets and other assets in the related Trust Fund under the circumstances and in the manner described in "The Agreements-Termination; Optional
                                     Termination."

     Legal Investment.............   Certain classes of Securities offered
                                     hereby and by the related Prospectus
                                     Supplement and as identified therein will constitute "mortgage-related securities" for purposes of the Secondary Mortgage
                                     Market Enhancement Act of 1984 ("SMMEA") and, as such, will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations which may govern investments by such institutional investors. See "Legal
                                     Investment."

                                     Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Securities. Any such institution should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Securities. See "Legal Investment" herein.

Certain Federal Income Tax
     Consequences.................   The income tax consequences of the
                                     purchase, ownership and disposition of the Securities of each Series will depend on whether an election is made to treat the corresponding Trust Fund (or certain assets of the Trust Fund) as either a REMIC or a FASIT under the Internal Revenue Code of
                                     1986, as amended (the "Code"), or whether the Trust Fund will be treated as either a grantor trust or a partnership for federal income tax purposes.

                                     REMIC. If an election is to be made to
                                     treat the Trust Fund for a series of
                                     Securities as a REMIC for federal income tax purposes, the related Prospectus Supplement will specify which class or classes thereof will be designated as regular interests in the REMIC ("REMIC Regular Securities") and which class of Certificates will be designated as the residual interest in the REMIC ("REMIC Residual Certificates").

                                     For federal income tax purposes, REMIC
                                     Regular Securities generally will be
                                     treated as debt obligations of the Trust
                                     Fund with payment terms equivalent to the terms of such Securities. Holders of REMIC Regular Securities will be required to report income with respect to such Securities under an accrual method, regardless of their normal tax accounting method. Original issue discount, if any, on REMIC Regular Securities will be includible in the income of the holders thereof as it accrues, in advance of receipt of the cash attributable thereto, which rate of accrual will be determined based on a reasonable assumed prepayment rate. The REMIC Residual Certificates generally will not be treated as evidences of indebtedness for federal income tax purposes, but instead, as representing rights to the taxable income or net loss of the REMIC.

                                     Each holder of a REMIC Residual Certificate will be required to take into account separately its pro rata portion of the REMIC's taxable income or loss. Certain income of a REMIC (referred to as "excess inclusions") generally may not be offset by such a holder's net operating loss carryovers or other deductions, and in the case of a tax-exempt holder of a REMIC Residual Certificate will be treated as "unrelated business taxable income". In certain situations, particularly in the early years of a REMIC, holders of a REMIC Residual Certificate may have taxable income, and possibly tax liabilities with respect to such income, in excess of cash distributed to them. Certain "disqualified organizations (as defined under "Certain Federal Income Tax Consequences--Transfers of REMIC Residual
                                     Certificates--Restrictions on Transfer;
                                     Holding by Pass-Through Entities") are
                                     prohibited from acquiring or holding any beneficial interest in the REMIC Residual Certificates. In certain cases, a transfer of a REMIC Residual Certificate will not be effective for federal income tax purposes.

                                     FASIT. If an election is to be made to
                                     treat the Trust Fund for a series of
                                     Securities as a FASIT for federal income tax purposes, the related Prospectus Supplement will specify which class or classes thereof will be designated as regular interests in the FASIT ("FASIT Regular Securities"), which class or classes of FASIT Regular Securities constitute "High-Yield Interests" and which class of Certificates will be designated as the ownership interest in the FASIT ("FASIT Ownership Certificate").

                                     For federal income tax purposes, FASIT
                                     Regular Securities generally will be
                                     treated as debt obligations of the Trust
                                     Fund with payment terms equivalent to the terms of such Securities. Holders of FASIT Regular Securities will be required to report income with respect to such Securities under an accrual method, regardless of their normal tax accounting method. Original issue discount, if any, on FASIT Regular Securities will be includible in the income of the holders thereof as it accrues, in advance of receipt of the cash attributable thereto, which rate of accrual will be determined based on a reasonable assumed prepayment rate. Holders of High-Yield Interests may not use net operating losses to offset any non-FASIT income derived from the High-Yield Interest, and in certain cases, a transfer of a High-Yield Interest will not be recognized for federal income tax purposes.

                                     The FASIT Ownership Certificate generally will not be treated as an evidence of indebtedness for federal income tax purposes, but instead, as representing rights to the taxable income or net loss of the FASIT. The holder of the FASIT Ownership Certificate will be required to take into account all of the income or loss of the FASIT under an accrual method regardless of its normal accounting method. In certain situations, particularly in the early years of a FASIT, the holder of the FASIT Ownership Certificate may have taxable income, and possibly tax liabilities with respect to such income, in excess of cash distributed to it. Certain "disqualified holders" are prohibited from acquiring or holding the FASIT Ownership Certificate.

                                     GRANTOR TRUST. If a determination is to be made to treat the Trust Fund for a series of Certificates as a grantor trust, the Trust Fund will be classified as a grantor trust for federal income tax purposes and not as an association or taxable mortgage pool taxable as a corporation. Holders of Certificates issued by a grantor trust ("Non-Electing Securities") will be treated for such purposes, subject to the possible application of the stripped bond rules, as owners of undivided interests in the related Trust Assets and generally will be required to report as income their pro rata share of the entire gross income (including amounts paid as reasonable servicing compensation) from the Trust Assets and will be entitled, subject to certain limitations, to deduct their pro rata share of expenses of the Trust Fund.

                                     PARTNERSHIPS. If a Prospectus Supplement for a series indicates that a Trust Fund is to be treated as a partnership, assuming that all the provisions of the applicable Agreement are complied with, the Trust Fund will not be treated as an association, taxable mortgage pool, or a publicly traded partnership taxable as a corporation. If a Prospectus Supplement indicates that one or more classes of Securities of the related Series are to be treated as indebtedness for federal income tax purposes, assuming that all of the provisions of the applicable Agreement are complied with, the Securities so designated will be considered indebtedness for federal income tax purposes. Each holder of a Note, by the acceptance of a Note of a given Series, will agree to treat such Note as indebtedness, and each holder of a Certificate, by the acceptance of a Certificate of a given Series, will agree to treat the related Trust Fund for federal tax purposes as a partnership in which such holder is a partner if there is more than one holder of Certificates for federal income tax purposes, or to disregard the Trust Fund as an entity separate from the holder of Certificates if there is only one such holder for federal income tax purposes. Alternative characterizations of such Trust Fund and such Securities are possible, but would not result in materially adverse tax consequences to holders of Securities. See "Certain Federal Income Tax Consequences."

                                     Generally, gain or loss will be recognized on a sale of Securities in the amount equal to the difference between the amount realized and the seller's tax basis in the Securities sold. The material federal income tax consequences for investors associated with the purchase, ownership and disposition of the Securities are set forth herein under "Certain Federal Income Tax Consequences." The material federal income tax consequences for investors associated with the purchase, ownership and disposition of Securities of any particular Series will be set forth under the heading "Certain Federal Income Tax Consequences" in the related Prospectus Supplement. See "Certain Federal Income Tax Consequences."

ERISA Considerations..............   A fiduciary of any employee benefit plan or
                                     other retirement plan or arrangement
                                     subject to the Employee Retirement Income
                                     Security Act of 1974, as amended ("ERISA"), and/or Section 4975 of the Code should carefully review with its legal advisors whether the purchase, holding or disposition of Securities could give rise to a prohibited transaction under ERISA or the Code or subject the assets of the Trust
                                     Fund to the fiduciary investment standards of ERISA. See "ERISA Considerations."

                                     THE TRUST FUND

     A Trust Fund for a Series of Securities will include the Mortgage Assets consisting of (A) a Mortgage Pool* comprised of (i) Single Family Loans, (ii) Multifamily Loans, (iii) Cooperative Loans or (iv) Contracts, (B) Agency Securities, or (C) Private Mortgage-Backed Securities, in each case, as specified in the related Prospectus Supplement, together with payments in respect of such Mortgage Assets and certain other accounts, obligations or agreements, such as U.S. Government Securities, in each case as specified in the related Prospectus Supplement.

     The Securities will be entitled to payment only from the assets of the related Trust Fund and any other assets specified in the related Prospectus Supplement, but will not be entitled to payments in respect of the assets of any other trust fund established by the Seller. If specified in the related Prospectus Supplement, certain Securities will evidence the entire beneficial ownership interest in, or the debt obligations of, a Trust Fund that will contain a beneficial ownership interest in another Trust Fund which will contain the Trust Assets.

     The Mortgage Assets will be acquired by the Seller, either directly or through affiliates, from Lenders and conveyed by the Seller to the related Trust Fund. The Lenders may have originated the Mortgage Assets or acquired the Mortgage Assets from the originators or other entities. See "The Mortgage Loans--Underwriting Standards."

     As used herein, "Agreement" means, (i) with respect to the Certificates of a Series, the Pooling and Servicing Agreement or the Trust Agreement and (ii) with respect to the Notes of a Series, the Indenture or the Master Servicing Agreement, as the context requires.

     The following is a brief description of the Trust Assets expected to be included in a Trust Fund. If specific information respecting the Trust Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities (the "Detailed Description"). A copy of the Pooling and Servicing Agreement or the Trust Agreement and/or the Indenture, as applicable, with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Assets relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

THE MORTGAGE LOANS-GENERAL

     The real property and Manufactured Homes, as the case may be, which secure repayment of the Mortgage Loans (the "Mortgaged Properties") may be located in any one of the fifty states or the District of Columbia, Guam, Puerto Rico or any other territory of the United States. Certain Mortgage Loans may be conventional loans (I.E., loans that are not insured or guaranteed by any governmental agency), insured by the FHA or partially guaranteed by the VA, as specified in the related Prospectus Supplement and described below. Mortgage Loans with certain Loan-to-Value Ratios (as defined herein) or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Insurance Policy"). The existence, extent and duration of any such coverage will be described in the related Prospectus Supplement.

     Mortgage Loans in a Mortgage Pool will provide for payments to be made monthly or bi-weekly or as specified in the related Prospectus Supplement. All of the monthly-pay Mortgage Loans in a Mortgage Pool will have

     --------------------------------
* Whenever the terms "Mortgage Pool" and "Securities" are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Mortgage Pool and the Securities representing certain undivided interests in, or the debt obligations of, a single Trust Fund consisting primarily of the Mortgage Loans in such Mortgage Pool. Similarly, the term "Interest Rate" will refer to the Interest Rate borne by the Securities of one specific Series and the term "Trust Fund" will refer to one specific Trust Fund.

payments due on the first day of each month or such other day as is specified in the related Prospectus Supplement. The payment terms of the Mortgage Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features or combination thereof or other features described in the related Prospectus Supplement:

          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the Mortgage Rate for a period of time or for the life of the Mortgage Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source or may be treated as accrued interest added to the principal of the Mortgage Loan.

          (b) Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon" payments). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

          (c) Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments. Certain Mortgage Loans, sometimes called graduated payment mortgage loans, may require the monthly payments of principal and interest to increase for a specified period, provide for deferred payment of a portion of the interest due monthly during such period, and recoup the deferred interest through negative amortization whereby the difference between the scheduled payment of interest and the amount of interest actually accrued is added monthly to the outstanding principal balance. Other Mortgage Loans, sometimes referred to as growing equity mortgage loans, may provide for periodic scheduled payment increases for a specified period with the full amount of such increases being applied to principal. Other Mortgage Loans, sometimes referred to as reverse mortgages, may provide for monthly payments to the borrowers with interest and principal payable when the borrowers move or die. Reverse mortgages typically are made to older persons who have substantial equity in their homes.

          (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Mortgage Loan or may decline over time, and may be prohibited for the life of the Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include due-on-sale clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Lender.

     Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Seller, with respect to the Mortgage Loans contained in the related Mortgage Pool, including, generally (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (E.G., one- to four-family houses, vacation and second homes, Manufactured Homes, multifamily apartments or other real property), (iii) the original terms to maturity of the Mortgage Loans, (iv) the largest original principal balance and the smallest original principal balance of any of the Mortgage Loans, (v) the earliest origination date and latest maturity date of any of the Mortgage Loans,
(vi) the aggregate principal balance of Mortgage Loans having Loan-to-Value Ratios at origination exceeding 80%, (vii) the Mortgage Rates or APR's or range of Mortgage Rates or APR's borne by the Mortgage Loans, and (viii) the geographical distribution of the Mortgage Loans on a state-by-state basis. If specific information respecting the Mortgage Loans is not known to the Seller at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement and specific information will be set forth in the Detailed Description.

     The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the Mortgage Loan to the Collateral Value of the related Mortgaged Property. The "Collateral Value" of a Mortgaged Property, other than with respect to Contracts and certain Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), generally is the lesser of
(a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property. In the case of Refinance Loans, the Collateral Value of the related Mortgaged Property generally is the appraised value thereof determined in an appraisal obtained at the time of refinancing. For purposes of calculating the Loan-to-Value Ratio of a Contract relating to a new Manufactured Home, the Collateral Value generally is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer (exclusive of freight to the dealer site) including "accessories" identified in the invoice (the "Manufacturer's Invoice Price"), plus the actual cost of any accessories purchased from the dealer, a delivery and set-up allowance, depending on the size of the unit, and the cost of state and local taxes, filing fees and up to three years prepaid hazard insurance premiums. The Collateral Value of a used Manufactured Home generally is the least of the sales price, appraised value, and National Automobile Dealer's Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a Manufactured Home is based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable.

     No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Pool. In the case of Multifamily Loans, such other factors could include excessive building resulting in an oversupply of rental housing stock or a decrease in employment reducing the demand for rental units in an area; federal, state or local regulations and controls affecting rents; prices of goods and energy; environmental restrictions; increasing labor and material costs; and the relative attractiveness to tenants of the Mortgaged Properties. To the extent that such losses are not covered by credit enhancements, such losses will be borne, at least in part, by the holders of the Securities of the related Series.

     The Seller will cause the Mortgage Loans comprising each Mortgage Pool to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series. One or more Master Servicers named in the related Prospectus Supplement will service the Mortgage Loans, either directly or through Sub-Servicers, pursuant to the Pooling and Servicing Agreement or, if the Series includes Notes, pursuant to a Master Servicing Agreement among the Seller, the Master Servicer and the related Trust Fund (the "Master Servicing Agreement") and will receive a fee for such services. See "The Mortgage Loans" and "The Agreements." With respect to Mortgage Loans serviced by a Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the applicable Agreement, as if the Master Servicer alone were servicing such Mortgage Loans.

     In general, the Seller with respect to a Series of Securities will obtain certain representations and warranties from the Lenders or other third parties and will assign its rights with respect to such representations and warranties to the Trustee for such Series of Securities. The Seller will have obligations with respect to a Series only to the extent specified in the related Prospectus Supplement. See "The Agreements-Assignment of Mortgage Assets." The obligations of each Master Servicer with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Sub-Servicers, Lenders or other third parties as more fully described herein under "The Mortgage Loans--Representations by Lenders; Repurchases" and "The Agreements--Sub-Servicing by Lenders," "--Assignment of Mortgage Assets") and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in the amounts described herein under "Description of the Securities-Advances." The obligations of a Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

SINGLE FAMILY AND COOPERATIVE LOANS

     Single Family Loans generally will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by liens on one- to four-family residential properties. The Single Family Loans also may include loans or participations therein secured by mortgages or deeds of trust on condominium units in condominium buildings together with such condominium unit's appurtenant interest in the common elements of the condominium building. Cooperative Loans generally will be secured by security interests in or similar liens on stock, shares or membership certificates issued by Cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings. Single Family Loans and Cooperative Loans may be conventional loans (I.E., loans that are not insured or guaranteed by any governmental agency), insured by the FHA or partially guaranteed by the VA, as specified in the related Prospectus Supplement. Single Family Loans and Cooperative Loans will all have individual principal balances at origination of not less than $25,000 and not more than $1,000,000, and original terms to stated maturity of 15 to 40 years or such other individual principal balances at origination and/or original terms to stated maturity as are specified in the related Prospectus Supplement.

     The Mortgaged Properties relating to Single Family Loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and certain other dwelling units. Such Mortgaged Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold generally will exceed the scheduled maturity of the Mortgage Loan by at least five years. Certain Mortgage Loans may be originated or acquired in connection with employee relocation programs.

MULTIFAMILY LOANS

     Multifamily Loans will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by liens on rental apartment buildings or projects containing five or more residential units. Such loans may be conventional loans or FHA-insured loans, as specified in the related Prospectus Supplement. Multifamily Loans generally will have original terms to stated maturity of not more than 40 years.

     Mortgaged Properties which secure Multifamily Loans may include high-rise, mid-rise and garden apartments. Certain of the Multifamily Loans may be secured by apartment buildings owned by Cooperatives. The Cooperative owns all the apartment units in the building and all common areas. The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific apartments or units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its mortgage loan, real property taxes, maintenance expenses and other capital or ordinary expenses. Those payments are in addition to any payments of principal and interest the tenant-stockholder must make on any loans to the tenant-stockholder secured by its shares in the Cooperative. The Cooperative will be directly responsible for building management and, in most cases, payment of real estate taxes and hazard and liability insurance. A Cooperative's ability to meet debt service obligations on a Multifamily Loan, as well as all other operating expenses, will be dependent in large part on the receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units or commercial areas the Cooperative might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-stockholders.

CONTRACTS

     The Contracts will consist of manufactured housing conditional sales contracts and installment sales or loan agreements each secured by a Manufactured Home. Contracts may be conventional, insured by the FHA or partially guaranteed by the VA, as specified in the related Prospectus Supplement. Each Contract generally will be fully amortizing and will bear interest at its APR. Contracts will have individual principal balances at origination of not less than $10,000 and not more than $1,000,000 and original terms to stated maturity of 5 to 40 years, or such other individual principal balances at origination and/or original terms to stated maturity as are specified in the related Prospectus Supplement.

     The "Manufactured Homes" securing the Contracts generally will consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter."

     The related Prospectus Supplement will specify for the Contracts contained in the related Trust Fund among other things, the date of origination of the Contracts; the APRs on the Contracts; the Contract Loan-to-Value Ratios; the minimum and maximum outstanding principal balances as of the Cut-off Date and the average outstanding principal balance; the outstanding principal balances of the Contracts included in the related Trust Fund, and the original maturities of the Contracts and the last maturity date of any Contract.

AGENCY SECURITIES

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly-owned corporate instrumentality of the United States with the United States Department of Housing and Urban Development. Section 306(g) of Title II of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates which represent an interest in a pool of mortgage loans insured by FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code ("VA Loans").

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitations as to amount, to perform its obligations under its guarantee.

     GNMA CERTIFICATES. Each GNMA Certificate held in a Trust Fund (which may be issued under either the GNMA I Program or the GNMA II Program) will be a "fully modified pass-through" mortgaged-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or approved by Fannie Mae as a seller-servicer of FHA Loans and/or VA Loans. The mortgage loans underlying the GNMA Certificates will consist of FHA Loans and/or VA Loans. Each such mortgage loan is secured by a one- to four-family residential property or a manufactured home. GNMA will approve the issuance of each such GNMA Certificate in accordance with a guaranty agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each such GNMA Certificate, even if the payments received by the GNMA Issuer on the FHA Loans or VA Loans underlying each such GNMA Certificate are less than the amounts due on each such GNMA Certificate.

     The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States. Each such GNMA Certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each such GNMA Certificate will be based on and backed by a pool of FHA Loans or VA Loans secured by one- to four-family residential properties or manufactured homes and will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of such GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying such GNMA Certificate, less the applicable servicing and guarantee fee which together equal the difference between the interest on the FHA Loan or VA Loan and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans or VA Loans underlying such GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA Loans or VA Loans.

     If a GNMA Issuer is unable to make the payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon notification and request, GNMA will make such payments directly to the registered holder of such GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make such payment, the holder of such GNMA Certificate will have recourse only against GNMA to obtain such payment. The Trustee or its nominee, as registered holder of the GNMA Certificates held in a Trust Fund, will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to such GNMA Certificates for any amounts that are not paid when due.

     All mortgage loans underlying a particular GNMA I Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on such GNMA I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

     Mortgage loans underlying a particular GNMA II Certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA II Certificate (except for pools of mortgage loans secured by manufactured homes).

     Regular monthly installment payments on each GNMA Certificate held in a Trust Fund will be comprised of interest due as specified on such GNMA Certificate plus the scheduled principal payments on the FHA Loans or VA Loans underlying such GNMA Certificate due on the first day of the month in which the scheduled monthly installments on such GNMA Certificate is due. Such regular monthly installments on each such GNMA Certificate are required to be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans or VA Loans underlying a GNMA Certificate held in a Trust Fund or any other early recovery of principal on such loan will be passed through to the Trustee as the registered holder of such GNMA Certificate.

     GNMA Certificates may be backed by graduated payment mortgage loans or by "buydown" mortgage loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing "buydown" mortgage loans will be computed in the same manner as payments derived from other GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of such graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates are backed by graduated payment mortgage loans or Buydown Loans. No statistics comparable to the FHA's prepayment experience on level payment, non-buydown loans are available in respect of graduated payment or buydown mortgages. GNMA Certificates related to a Series of Certificates may be held in book-entry form.

     If specified in a related Prospectus Supplement, GNMA Certificates may be backed by multifamily mortgage loans having the characteristics specified in such Prospectus Supplement.

     The GNMA Certificates included a Trust Fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Prospectus Supplement.

     FEDERAL NATIONAL MORTGAGE ASSOCIATION. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (the "Charter Act"). Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

     Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     FANNIE MAE CERTIFICATES. Fannie Mae Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program.

     Mortgage loans underlying Fannie Mae Certificates held by a Trust Fund will consist of conventional mortgage loans, FHA Loans or VA Loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a Fannie Mae Certificate are expected to be between either 8 to 15 years or 20 to 30 years. The original maturities of substantially all of the fixed rate level payment FHA Loans or VA Loans are expected to be 30 years.

     Mortgage loans underlying a Fannie Mae Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a Fannie Mae Certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and Fannie Mae's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or other servicers assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a Fannie Mae Certificate will be between 50 basis points and 250 basis points greater than in its annual pass-through rate and under a special servicing option (pursuant to which Fannie Mae assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a Fannie Mae Certificate will generally be between 55 basis points and 255 basis points greater than the annual Fannie Mae Certificate pass-through rate. If specified in the related Prospectus Supplement, Fannie Mae Certificates may be backed by adjustable rate mortgages.

     Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that it will distribute amounts representing such holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by such Fannie Mae Certificate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, nor entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner. If Fannie Mae were unable to satisfy its obligations, distributions to holders of Fannie Mae Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Fannie Mae Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Fannie Mae Certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than Fannie Mae Certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each Fannie Mae Certificate will be made by Fannie Mae on the 25th day of each month to the persons in whose name the Fannie Mae Certificate is entered in the books of the Federal Reserve Banks (or registered on the Fannie Mae Certificate register in the case of fully registered Fannie Mae Certificates) as of the close of business on the last day of the preceding month. With respect to Fannie Mae Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered Fannie Mae Certificates, distributions thereon will be made by check.

         The Fannie Mae Certificates included in a Trust Fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Prospectus Supplement.

     FREDDIE MAC. Freddie Mac is a publicly-held United States government-sponsored enterprise created pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional mortgage loans or participation interests in such mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     FREDDIE MAC CERTIFICATES. Each Freddie Mac Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA Loans or VA Loans (a "Freddie Mac Certificate Group"). Freddie Mac Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A Freddie Mac Certificate may be issued under either Freddie Mac's Cash Program or Guarantor Program.

     Unless otherwise described in the related Prospectus Supplement, Mortgage loans underlying the Freddie Mac Certificates held by a Trust Fund will consist of mortgage loans with original terms to maturity of between 10 and 30 years. Each such mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another Freddie Mac Certificate group. Under the Guarantor Program, any such Freddie Mac Certificate group may include only whole loans or participation interests in whole loans.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable Certificate rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the Freddie Mac Certificate group represented by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate collection by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the Prospectus Supplement for a Series of Certificates, guarantee the timely payment of scheduled principal. Under Freddie Mac's Gold PC Program, Freddie Mac guarantees the timely payment of principal based on the difference between the pool factor, published in the month preceding the month of distribution and the pool factor published in such month of distribution. Pursuant to its guarantees, Freddie Mac indemnifies holders of Freddie Mac Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer, or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac Certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans which it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and Freddie Mac has not adopted standards which require that the demand be made within any specified period.

     Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by, nor entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy such obligations, distributions to holders of Freddie Mac Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Registered holders of Freddie Mac Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by Freddie Mac, including any scheduled principal payments, full and partial repayments of principal and principal received by Freddie Mac by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by Freddie Mac or the seller thereof. Freddie Mac is required to remit each registered Freddie Mac Certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the Freddie Mac pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which such payments are deemed to have been received by Freddie Mac.

     Under Freddie Mac's cash program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a Freddie Mac Certificate may exceed the pass-through rate on the Freddie Mac Certificate. Under such program, Freddie Mac purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased, results in the yield (expressed as a percentage) required by Freddie Mac. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a Freddie Mac Certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a Freddie Mac Certificate group based upon their yield to Freddie Mac rather than on the interest rate on the underlying mortgage loans. Under Freddie Mac's Guarantor Program, the pass-through rate on a Freddie Mac Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of Freddie Mac's management and guaranty income as agreed upon between the seller and Freddie Mac.

     Freddie Mac Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a Freddie Mac Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the Freddie Mac Certificates. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to Freddie Mac Certificates sold by Freddie Mac on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

     STRIPPED MORTGAGE-BACKED SECURITIES. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described herein and in the related Prospectus Supplement. Each such Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain Freddie Mac, Fannie Mae, GNMA or other government agency or government-sponsored agency Certificates. The underlying securities will be held under a trust agreement by Freddie Mac, Fannie Mae, GNMA or another government agency or government-sponsored agency, each as trustee, or by another trustee named in the related Prospectus Supplement. Freddie Mac, Fannie Mae, GNMA or another government agency or government-sponsored agency generally will guarantee each stripped Agency Security to the same extent as such entity guarantees the underlying securities backing such stripped Agency Security.

     OTHER AGENCY SECURITIES. If specified in the related Prospectus Supplement, a Trust Fund may include other mortgage pass-through certificates issued or guaranteed by GNMA, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies. The characteristics of any such mortgage pass-through certificates will be described in such related Prospectus Supplement. If so specified, a combination of different types of Agency Securities may be held in a Trust Fund.

PRIVATE MORTGAGE-BACKED SECURITIES

     GENERAL. Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates evidencing a direct or indirect undivided interest in a pool of Mortgage Loans, or (b) collateralized mortgage obligations secured by Mortgage Loans. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement (a "PMBS Agreement"). The Private Mortgage-Backed Securities in a Trust Fund may include a class or classes of securities that are callable at the option of another class or classes of securities. The seller/servicer of the underlying Mortgage Loans will have entered into the PMBS Agreement with the PMBS Trustee under the PMBS Agreement. The PMBS Trustee or its agent, or a custodian, will possess the Mortgage Loans underlying such Private Mortgage-Backed Security. Mortgage Loans underlying a Private Mortgage-Backed Security will be serviced by the PMBS Servicer directly or by one or more sub-servicers who may be subject to the supervision of the PMBS Servicer. The PMBS Servicer will be a Fannie Mae or Freddie Mac approved servicer and, if FHA Loans underlie the Private Mortgage-Backed Securities, approved by the Department of Housing and Urban Development ("HUD") as an FHA mortgagee, or such other servicer as specified in the related Prospectus Supplement.

     The PMBS Issuer generally will be a financial institution or other entity engaged generally in the business of mortgage lending or the acquisition of mortgage loans, a public agency or instrumentality of a state, local or federal government, or a limited purpose or other corporation organized for the purpose of among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. If so specified in the related Prospectus Supplement, the PMBS Issuer may be an affiliate of the Seller. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust or the assignment by it of the representations and warranties of another entity from which it acquired the assets. The PMBS Issuer generally will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the Mortgage Loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related Prospectus Supplement.

     UNDERLYING LOANS. The Mortgage Loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans, or loans having balloon or other special payment features. Such Mortgage Loans may be secured by single family property, multifamily property, Manufactured Homes or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a Cooperative and the related shares issued by such Cooperative. In general, (i) no Mortgage Loan will have had a Loan-to-Value Ratio at origination in excess of 95%, (ii) each Single Family Loan secured by a Mortgaged Property having a Loan-to-Value Ratio in excess of 80% at origination will be covered by a primary mortgage insurance policy until the principal balance is reduced to 80%, (iii) each Mortgage Loan will have had an original term to stated maturity of not less than 5 years and not more than 40 years, (iv) no Mortgage Loan that was more than 30 days delinquent more than once in the past 12 months and will not be delinquent as of the Cut-off Date as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PMBS Agreement, (v) each Mortgage Loan (other than a Cooperative Loan) will be required to be covered by a standard hazard insurance policy (which may be a blanket policy), and (vi) each Mortgage Loan (other than a Cooperative Loan or a Contract secured by a Manufactured Home) will be covered by a title insurance policy.

     CREDIT SUPPORT RELATING TO PRIVATE MORTGAGE-BACKED SECURITIES. Credit support in the form of subordination of other private mortgage certificates issued under the PMBS Agreement, reserve funds, insurance policies, letters of credit, financial guaranty insurance policies, guarantees or other types of credit support may be provided with respect to the Mortgage Loans underlying the Private Mortgage-Backed Securities or with respect to the Private Mortgage-Backed Securities themselves.

     ADDITIONAL INFORMATION. The related Prospectus Supplement for a Series for which the Trust Fund includes Private Mortgage-Backed Securities will specify
(i) the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the Trust Fund, (ii) certain characteristics of the Mortgage Loans which comprise the underlying assets for the Private Mortgage-Backed Securities including to the extent available (A) the payment features of such Mortgage Loans, (B) the approximate aggregate principal balance, if known, of underlying Mortgage Loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the Mortgage Loans, (D) the minimum and maximum stated maturities of the underlying Mortgage Loans at origination and (E) delinquency experience with respect to the Mortgage Loans, (iii) the pass-through or certificate rate of the Private Mortgage-Backed Securities and the method of determination thereof, (iv) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities, (v) certain characteristics of credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the Mortgage Loans underlying the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves, (vi) the terms on which the underlying Mortgage Loans for such Private Mortgage-Backed Securities, or such Private Mortgage-Backed Securities themselves, may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities and (vii) the terms on which Mortgage Loans or Private Mortgage-Backed Securities may be substituted for those originally deposited with the PMBS Trustee or the Trustee.

U.S. GOVERNMENT SECURITIES

     If specified in the related Prospectus Supplement, United States Treasury securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute (collectively, "U.S. Government Securities") may be included in the Trust Assets. Such securities will be backed by the full faith and credit of the United States or will represent the obligations of the U.S. Government or such agency or such other issuer or obligations payable from the proceeds of U.S. Government Securities, as specified in the related Prospectus Supplement.

SUBSTITUTION OF MORTGAGE ASSETS

     If so provided in the related Prospectus Supplement, substitution of Mortgage Assets will be permitted in the event of breaches of representations and warranties with respect to any original Mortgage Asset or in the event the documentation with respect to any Mortgage Asset is determined by the Trustee or other party identified in the related Prospectus Supplement to be incomplete. The period during which such substitution will be permitted generally will be indicated in the related Prospectus Supplement. The related Prospectus Supplement will describe any other conditions upon which Mortgage Assets may be substituted for Mortgage Assets initially included in the Trust Fund.


                                 USE OF PROCEEDS

     The Seller intends to use the net proceeds to be received from the sale of the Securities of each Series to repay short-term loans incurred to finance the purchase of the Trust Assets related to such Securities, to acquire certain of the Trust Assets to be deposited in the related Trust Fund, and/or to pay other expenses connected with pooling Trust Assets and issuing Securities. Any amounts remaining after such payments may be used for general corporate purposes. The Seller expects to sell Securities in Series from time to time.


                                   THE SELLER

     Bear Stearns Mortgage Securities Inc., the Seller, is a Delaware corporation organized on October 17, 1991 for the purpose of acquiring Mortgage Assets and selling interests therein or bonds secured thereby. It is a wholly owned subsidiary of Bear Stearns Mortgage Capital Corporation, a Delaware corporation, and an affiliate of Bear, Stearns & Co. Inc. The Seller maintains its principal office at 245 Park Avenue, New York, New York 10167. Its telephone number is (212) 272-2000.

     The Seller does not have, nor is it expected in the future to have, any significant assets.


                               THE MORTGAGE LOANS

     The Mortgage Loans will have been purchased by the Seller, either directly or through affiliates, from Lenders. The Mortgage Loans so acquired by the Seller will have been originated in accordance with the underwriting criteria specified below under "Underwriting Standards" or such other underwriting criteria as is specified in the related Prospectus Supplement.

UNDERWRITING STANDARDS

     In general, each Lender will represent and warrant that all Mortgage Loans originated and/or sold by it to the Seller or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders or manufactured home lenders generally during the period of origination. As to any Mortgage Loan insured by the FHA or partially guaranteed by the VA, the Lender will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

     Underwriting standards are applied by or on behalf of a Lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the Mortgaged Property as collateral. In general, a prospective borrower applying for a Single Family Loan or a Cooperative Loan or for financing secured by a Manufactured Home is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts. Underwriting standards which pertain to the creditworthiness of borrowers seeking Multifamily Loans will be described in the related Prospectus Supplement.

     In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. With respect to Single Family Loans, the appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. With respect to Cooperative Loans, the appraisal is based on the market value of comparable units. With respect to Contracts, the appraisal is based on recent sales of comparable Manufactured Homes and, when deemed applicable, a replacement cost analysis based on the cost of a comparable Manufactured Home. With respect to a Multifamily Loan, the appraisal must specify whether an income analysis, a market analysis or a cost analysis, was used. An appraisal employing the income approach to value analyzes a multifamily project's cashflow, expenses, capitalization and other operational information in determining the property's value. The market approach to value focuses its analysis on the prices paid for the purchase of similar properties in the multifamily project's area, with adjustments made for variations between these other properties and the multifamily project being appraised. The cost approach calls for the appraiser to make an estimate of land value and then determine the current cost of reproducing the building less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

     In the case of Single Family Loans, Cooperative Loans and Contracts, once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan (determined on the basis of the monthly payments due in the year of origination) and other expenses related to the Mortgaged Property (such as property taxes and hazard insurance) and (ii) to meet monthly housing expenses and other financial obligations and monthly living expenses. The underwriting standards applied by Lenders may be varied in appropriate cases where factors such as low Loan-to-Value Ratios or other favorable credit factors exist.

     A Lender may originate Mortgage Loans under a reduced documentation program with balances that exceed in size or other respects general agency criteria. A reduced documentation program is designed to facilitate the loan approval process and thereby improve the Lender's competitive position among other loan originators. Under a reduced documentation program, relatively more emphasis is placed on property underwriting than on credit underwriting and certain credit underwriting documentation concerning income and employment verification is waived.

     In the case of a Single Family or Multifamily Loan secured by a leasehold interest in a real property, the title to which is held by a third party lessor, the Lender will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term of the Mortgage Loan.

     Certain of the types of Mortgage Loans which may be included in the Mortgage Pools are more recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of such Mortgage Loans may provide for escalating or variable payments by the mortgagor or obligor. These types of Mortgage Loans are underwritten on the basis of a judgment that mortgagors or obligors will have the ability to make monthly payments required initially. In some instances, however, a mortgagor's or obligor's income may not be sufficient to permit continued loan payments as such payments increase.

QUALIFICATIONS OF LENDERS

     Each Lender will be required to satisfy the qualifications set forth herein or as otherwise set forth in the related Prospectus Supplement. Each Lender must be an institution experienced in originating and servicing Mortgage Loans of the type contained in the related Mortgage Pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those Mortgage Loans. In general, each Lender must be a seller/servicer approved by either Fannie Mae or Freddie Mac, and each Lender must be a mortgagee approved by the HUD or an institution the deposit accounts in which are insured by the Federal Deposit Insurance Corporation (the "FDIC").

REPRESENTATIONS BY LENDERS; REPURCHASES

     Each Lender generally will have made representations and warranties in respect of the Mortgage Loans sold by such Lender and included in the assets of the Trust Fund. Such representations and warranties generally include, among other things: (i) that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title) in the case of Single Family Loans and Multifamily Loans and any required hazard insurance policy was in effect on the date of purchase of the Mortgage Loan from the Lender by or on behalf of the Seller; (ii) that the Lender had title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses or counterclaims; (iii) that each Mortgage Loan constituted a valid first or other applicable lien on, or a perfected security interest with respect to, the Mortgaged Property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the Mortgaged Property was free from damage and was in good repair; (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property, (v) that no required payment on a Mortgage Loan was more than a specified number of days delinquent; and (vi) that each Mortgage Loan was made in compliance with, and is enforceable under, all applicable state and federal laws and regulations in all material respects.

     All of the representations and warranties of a Lender in respect of a Mortgage Loan will have been made as of the date on which such Lender sold the Mortgage Loan to the Seller or one of its affiliates or as of such other date as is specified in the related Prospectus Supplement. A substantial period of time may have elapsed between such date and the date of initial issuance of the Series of Securities evidencing an interest in, or secured by, such Mortgage Loan. Since the representations and warranties of a Lender do not address events that may occur following the sale of a Mortgage Loan by such Lender, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Mortgage Loan occurs after the date of sale of such Mortgage Loan by such Lender to the Seller or its affiliates. If the Master Servicer is also a Lender with respect to a particular Series, such representations will be in addition to the representations and warranties, if any, made by the Master Servicer in its capacity as a Master Servicer.

     In general, the Master Servicer or the Trustee, if the Master Servicer is the Lender, will be required to promptly notify the relevant Lender of any breach of any representation or warranty made by it in respect of a Mortgage Loan which materially and adversely affects the interests of the Securityholders with respect to such Mortgage Loan. If such Lender cannot cure such breach generally within 60 days after notice from the Master Servicer or the Trustee, as the case may be, then such Lender generally will be obligated to repurchase such Mortgage Loan from the Trust Fund at a price (the "Purchase Price") equal to the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Mortgage Rate (less any amount payable as related servicing compensation if the Lender is the Master Servicer) or such other price as may be described in the related Prospectus Supplement. This repurchase obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Lender. Certain rights of substitution for defective Mortgage Loans may be provided with respect to a Series in the related Prospectus Supplement.

     Neither the Seller nor the Master Servicer (unless the Master Servicer is the Lender) will be obligated to purchase a Mortgage Loan if a Lender defaults on its obligation to do so, and no assurance can be given that Lenders will carry out their respective repurchase obligations with respect to Mortgage Loans. However, to the extent that a breach of a representation and warranty of a Lender may also constitute a breach of a representation made by the Seller or the Master Servicer, the Master Servicer may have a repurchase obligation as described below under "The Agreements-Assignment of Mortgage Assets."

     If specified in the related Prospectus Supplement, the Lender may have acquired the Mortgage Loans from a third party which made certain representations and warranties to the Lender as of the time of the sale to the Lender. In lieu of representations and warranties made by the Lender as of the time of the sale to the Seller, the Lender may assign the representations and warranties from the third party to the Seller, which will assign them to the Trustee on behalf of the Securityholders. In such cases, the third party will be obligated to purchase a Mortgage Loan upon a breach of such representations and warranties, and the Lender will not be obligated to purchase a Mortgage Loan if the third party defaults on its obligation to do so.

     The Lender and any third party which conveyed the Mortgage Loans to the Lender may experience financial difficulties and in some instances may enter into insolvency proceedings. As a consequence, the Lender or such third party may be unable to perform its repurchase obligations with respect to the Mortgage Loans. Any arrangements for the assignment of representations and the repurchase of Mortgage Loans must be acceptable to the Rating Agency rating the related Securities.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     If specified in the related Prospectus Supplement, the Master Servicer or another entity identified in such Prospectus Supplement may, at its option, purchase from the Trust Fund any Mortgage Loan which is delinquent in payment by 91 days or more. Any such purchase shall be at such price as may be described in the related Prospectus Supplement.


                          DESCRIPTION OF THE SECURITIES

     The Notes of a Series will be issued pursuant to an indenture (the "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to such Notes. The Certificates will also be issued in Series pursuant to separate agreements (each a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Seller, one or more Master Servicers, if applicable, and the Trustee. The provisions of each such Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. A form of Pooling and Servicing Agreement, a form of a Trust Agreement and a form of Indenture are exhibits to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions which may appear in each such Agreement. The Prospectus Supplement for a Series of Securities will provide additional information regarding each such Agreement relating to such Series. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the applicable Agreement or Agreements for each Series of Securities and the applicable Prospectus Supplement. The Seller will provide a copy of the applicable Agreement or Agreements (without exhibits) relating to any Series without charge upon written request of a Securityholder of such Series addressed to Bear Stearns Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167; Attention: Mortgage Department.

GENERAL

     The Securities of each Series will be issued in fully registered form, in the denominations specified in the related Prospectus Supplement, will evidence specified beneficial ownership interests in, or debt secured by the assets of, the related Trust Fund and will not be entitled to distributions in respect of the Trust Assets included in any other Trust Fund established by the Seller. The Securities will not represent obligations of the Seller or any affiliate of the Seller. The Mortgage Loans generally will not be insured or guaranteed by any governmental entity or other person unless the Prospectus Supplement provides that loans are included that have the benefit of FHA insurance ("FHA Insurance"), VA guarantees ("VA Guarantees"), primary mortgage insurance, pool insurance or another form of insurance or guarantees. Each Trust Fund will consist of, to the extent provided in the Agreement, (i) the Mortgage Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement ("Retained Interest")), (ii) such assets as from time to time are required to be deposited in the related Protected Account, Securities Account or any other accounts established pursuant to the Agreement (collectively, the "Accounts"); (iii) property which secured a Mortgage Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure, (iv) U.S. Government Securities; and
(v) any Primary Insurance Policies, FHA Insurance, VA Guarantees, other insurance policies or other forms of credit enhancement required to be maintained pursuant to the Agreement. If so specified in the related Prospectus Supplement, a Trust Fund may include one or more of the following: reinvestment income on payments received on the Trust Assets, a reserve fund, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a financial guaranty insurance policy, third party guarantees or similar instruments, U.S. Government Securities designed to assure payment of the Securities or other agreements. If provided in the related Agreement, a securities administrator may be obligated to perform certain duties in connection with the administration of the Securities.

     Each Series of Securities will be issued in one or more classes. Each class of Securities of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the assets in the related Trust Fund or will evidence the obligations of the related Trust Fund to make payments from amounts received on the such assets in the related Trust Fund. A Series of Securities may include one or more classes that receive certain preferential treatment with respect to one or more other classes of Securities of such Series. Certain Series or classes of Securities may he covered by insurance policies or other forms of credit enhancement, in each case as described herein and in the related Prospectus Supplement. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the assets in the related Trust Fund or on a different basis, in each case, as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, the Securityholder of a class (a "Call Class") of securities of a Series may have the right to direct the Trustee to redeem a related Callable Class or Classes (as defined herein). A "Callable Class" is a class of Securities of a Series that is redeemable, directly or indirectly, at the direction of the holder of the related Call Class, as provided in the related Prospectus Supplement. A Call Class and its related Callable Class or Classes will be issued pursuant to a separate trust agreement. A Callable Class generally will not be called unless the market value of the assets in the trust fund for such Callable Class exceeds the outstanding principal balance of such assets. If so provided in the related Prospectus Supplement, after the issuance of the Callable Class, there may be a specified "lock-out period" during which such Securities could not be called. It is anticipated that Call Classes generally will be offered only on a private basis. It is anticipated that Call Classes generally will be offered only on a private basis.

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the Trustee on each Distribution Date (I.E., monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement) in the proportions specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made by check or money order mailed to the persons entitled thereto at the address appearing in the register maintained for holders of Securities (the "Securities Register") or, if specified in the related Prospectus Supplement, in the case of Securities that are of a certain minimum denomination, upon written request by the Securityholder, by wire transfer or by such other means as are described therein; provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of such final distribution.

     Except with respect to REMIC Residual Securities and FASIT Ownership Securities, the Securities will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge. Certain representations will be required in connection with the transfer of REMIC Residual Securities and FASIT Ownership Securities, as provided in the related Prospectus Supplement.

DISTRIBUTIONS ON SECURITIES

     GENERAL. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to such Series. See "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

     Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Securities Account, including any funds transferred from any Reserve Account and funds received as a result of credit enhancement or from other specified sources. As between Securities of different classes and as between distributions of interest and principal and, if applicable, between distributions of prepayments of principal and scheduled payments of principal, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. Distributions to any class of Securities will be made pro rata to all Securityholders of that class or as specified in the related Prospectus Supplement.

     AVAILABLE FUNDS. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds in accordance with the terms described in the related Prospectus Supplement and as specified in the Agreement. "Available Funds" for each Distribution Date will generally equal the amounts on deposit in the related Securities Account on a date specified in the related Prospectus Supplement, net of related fees and expenses payable by the related Trust Fund and other amounts to be held therein for distribution on future Distribution Dates.

     DISTRIBUTIONS OF INTEREST. Interest generally will accrue on the aggregate Current Principal Amount (defined herein) (or, in the case of Securities entitled only to distributions allocable to interest, the aggregate notional principal balance) of each class of Securities entitled to interest from the date, at the interest rate (the "Interest Rate") and for the periods specified in the related Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Securities entitled to interest (other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereinafter as "Accrual Securities") will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Current Principal Amount of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional principal balance of such Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Current Principal Amount of each Security will equal the aggregate distributions allocable to principal to which such Security is entitled. Distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional principal balance of such Security or on such other basis as is specified in the related Prospectus Supplement. The notional principal balance of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

     With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Current Principal Amount of such class of Securities on that Distribution Date. Distributions of interest on each class of Accrual Securities will commence only after the occurrence of the events specified in the related Prospectus Supplement. Prior to such time, the beneficial ownership interest of such class of Accrual Securities in the Trust Fund, as reflected in the aggregate Current Principal Amount of such class of Accrual Securities, generally will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Securities will thereafter accrue interest on its outstanding Current Principal Amount as so adjusted.

     DISTRIBUTIONS OF PRINCIPAL. The aggregate "Current Principal Amount" of any class of Securities entitled to distributions of principal generally will be the aggregate original Current Principal Amount of such class of Securities specified in the related Prospectus Supplement, reduced by all distributions and losses reported to the holders of such Securities as allocable to principal, and, in the case of Accrual Securities, generally will be increased by all interest accrued but not then distributable on such Accrual Securities. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal.

     If so provided in the related Prospectus Supplement, one or more classes of Senior Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in the related Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Securities will have the effect of accelerating the amortization of such Senior Securities while increasing the interests evidenced by the Subordinated Securities in the Trust Fund. Increasing the interests of the Subordinated Securities relative to that of the Senior Securities is intended to preserve the availability of the subordination provided by the Subordinated Securities. See "Credit Enhancement-Subordination."

     UNSCHEDULED DISTRIBUTIONS. If specified in the related Prospectus Supplement, the Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in the related Prospectus Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Mortgage Assets, low rates then available for reinvestment of such payments or both, the Trustee or the Master Servicer determines, based on the assumptions specified in the Agreement, that the amount anticipated to be on deposit in the Securities Account on the next Distribution Date, together with, if applicable, any amounts available to be withdrawn from any Reserve Account, may be insufficient to make required distributions on the Securities on such Distribution Date. The amount of any such unscheduled distribution that is allocable to principal generally will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. All unscheduled distributions generally will include interest at the applicable Interest Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the related Prospectus Supplement.

     All distributions allocable to principal in any unscheduled distribution generally will be made in the same priority and manner as distributions of principal on the Securities would have been made on the next Distribution Date, and with respect to Securities of the same class, unscheduled distributions of principal generally will be made on a pro rata basis. Notice of any unscheduled distribution will be given by the Trustee prior to the date of such distribution.

ADVANCES

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to advance on or before each Distribution Date (from its own funds, funds advanced by Sub-Servicers or funds held in any of the Accounts for future distributions to the holders of such Securities), an amount equal to the aggregate of payments of principal and interest that were delinquent on the related Determination Date and were not advanced by any Sub-Servicer, subject to the Master Servicer's determination that such advances will be recoverable out of late payments by Mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise with respect to the specific Mortgage Loan or, if required by the applicable Rating Agency, with respect to any of the Mortgage Loans.

     In making advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the Securities, rather than to guarantee or insure against losses. If advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Account on such Distribution Date would be less than the amount required to be available for distributions to Securityholders on such date. Any Master Servicer funds advanced will be reimbursable to the Master Servicer out of recoveries on the specific Mortgage Loans with respect to which such advances were made (E.G., late payments made by the related Mortgagor, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Mortgage Loan purchased by a Lender under the circumstances described herein). Advances by the Master Servicer (and any advances by a Sub-Servicer) also will be reimbursable to the Master Servicer (or Sub-Servicer) from cash otherwise distributable to Securityholders (including the holders of Senior Securities) at such time as the Master Servicer determines that any such advances previously made are not ultimately recoverable from the proceeds with respect to the specific Mortgage Loan or, if required by the applicable Rating Agency, at such time as a loss is realized with respect to a specific Mortgage Loan. The Master Servicer also will be obligated to make advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the Agreement. If specified in the related Prospectus Supplement, the obligations of the Master Servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such Prospectus Supplement.

REPORTS TO SECURITYHOLDERS

     Prior to or concurrently with each distribution on a Distribution Date or at such other time as is specified in the related Prospectus Supplement or Agreement, the Master Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable or material to such Series of Securities, among other things:

          (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and if so specified in the related Prospectus Supplement, prepayment penalties included therein;

          (ii) the amount of such distribution allocable to interest;

          (iii) the amount of any advance by the Master Servicer;

          (iv) the aggregate amount (a) otherwise allocable to the Subordinated Securityholders on such Distribution Date, and (b) withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to the Senior Securityholders;

          (v) the outstanding Current Principal Amount or notional principal balance of such class after giving effect to the distribution of principal on such Distribution Date;

          (vi) the percentage of principal payments on the Mortgage Loans, if any, which such class will be entitled to receive on the following Distribution Date;

          (vii) the percentage of Principal Prepayments on the Mortgage Loans, if any, which such class will be entitled to receive on the following Distribution Date;

          (viii) unless the Interest Rate is a fixed rate, the Interest Rate applicable to the distribution on the Distribution Date;

          (ix) the number and aggregate principal balances of Mortgage Loans in the related Mortgage Pool delinquent (a) one month, (b) two months or (c) three or more months, and the number and aggregate principal balances of Mortgage Loans in foreclosure;

          (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure, and if such real estate secured a Multifamily Loan, such additional information as may be specified in the related Prospectus Supplement; and

          (xi) if applicable, the amount remaining in any Reserve Account or the amount remaining of any other credit support, after giving effect to the distribution on the Distribution Date.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having a denomination or interest specified in the related Prospectus Supplement or in the report to Securityholders. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) for such calendar year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

BOOK-ENTRY REGISTRATION

     If specified in the related Prospectus Supplement, one or more classes of Securities of any Series may be issued in book-entry form. Persons acquiring beneficial ownership interests in the book-entry Securities ("Owners") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or Cedel Bank, societe anonyme, ("Cedel") or the Euroclear System ("Euroclear") (in Europe) if they are participants of any of such systems ("Participants"), or indirectly through organizations which are Participants. The book-entry Securities will be issued in one or more certificates or notes, as the case may be, that equal the aggregate principal balance of the applicable class or classes of Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries that in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a book-entry Security will be entitled to receive a physical certificate or note representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholder" will be Cede & Co., as nominee of DTC. Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The Owner's ownership of a book-entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such book-entry Security will be recorded on the records of DTC (or of a DTC Participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Cedel or Euroclear, as appropriate).

     Owners will receive all distributions allocable to principal and interest with respect to the book-entry Securities from the Trustee through DTC and DTC Participants. While the book-entry Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating, governing and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions allocable to principal and interest with respect to the Securities. Participants and Financial Intermediaries with whom Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Owners. Accordingly, although Owners will not possess physical certificates or notes, the Rules provide a mechanism by which Owners will receive distributions and will be able to transfer their beneficial ownership interests in the Securities.

     Owners will not receive or be entitled to receive Definitive Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Owners who are not Participants may transfer ownership of Securities only through Participants and Financial Intermediaries by instructing such Participants and Financial Intermediaries to transfer beneficial ownership interests in the Securities by book-entry transfer through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants or Financial Intermediaries. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Financial Intermediaries will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Owners.

     Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC is a New York-chartered limited purpose trust company that performs services for its Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the book-entry Securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry Securities will be subject to the Rules as in effect from time to time.

     Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its Participants and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for movement of physical securities. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its Participants and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for movement of physical securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear provides various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the book-entry Securities will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Owners that it represents.

     Under a book-entry format, Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Securities held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of DTC Participants that in turn can only act on behalf of Financial Intermediaries, the ability of an Owner to pledge book-entry Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry Securities, may be limited due to the lack of physical certificates or notes for such book-entry Securities. In addition, issuance of the book-entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates or notes.

     Monthly and annual reports on the applicable Trust Fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Owners upon request, in accordance with the Rules, and to the DTC Participants to whose DTC accounts the book-entry Securities of such Owners are credited directly or are credited indirectly through Financial Intermediares.

     DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry Securities under the Agreement only at the direction of one or more DTC Participants to whose DTC accounts the book-entry Securities are credited, to the extent that such actions are taken on behalf of such Participants whose holdings include such book-entry Securities. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

     Definitive Securities will be issued to Owners only upon the events specified in the related Agreement. Such events may include the following: (i) the Seller advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Securities, and the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller, at its option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default (defined herein), Securityholders representing not less than 50% of the aggregate Current Principal Amount of the applicable Securities advise the Trustee and DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the Securityholders. Upon the occurrence of any of the events specified in the related Agreement, DTC will be required to notify all Participants of the availability through DTC of Definitive Securities. Upon surrender by DTC of the certificates or notes representing the Securities and instruction for re-registration, the Trustee will issue the Securities in the form of Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders. Thereafter, payments of principal of and interest on the Certificates will be made by the Trustee directly to Securityholders in accordance with the procedures set forth herein and in the Agreement. The final distribution of any Security (whether Definitive Securities or Securities registered in the name of Cede & Co.), however, will be made only upon presentation and surrender of such Securities on the final Distribution Date at such office or agency as is specified in the notice of final payment to Securityholders.

     Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Seller, the Master Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry Securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


                             EXCHANGEABLE SECURITIES

GENERAL

     Certain Series will provide for the issuance of one or more classes of Exchangeable Securities. In any such Series, the holders of one or more specified classes of Securities will be entitled, upon notice and payment to the Trustee of an administrative fee, to exchange all or a portion of such classes for proportionate interests in one or more related classes of Exchangeable Securities, as provided in the relevant Prospectus Supplement. Similarly, the holders of ES Classes will be entitled to exchange all or a portion of such ES Classes for proportionate interests in the related classes of Securities and, if so provided, in other related ES Classes. This process may be repeated again and again. For this purpose, "related" classes are those within the same "Combination" as described in the related Prospectus Supplement.

     In general, the descriptions in this Prospectus of classes of Securities of a Series also apply to the ES Classes of that Series, except where the context requires otherwise. For example, the ES Classes of a Series and their related classes of Securities are entitled to receive payments of principal and/or interest, are issued in book-entry form or as Definitive Securities to Securityholders in prescribed denominations, may be provided with credit enhancements, and are subject to yield and prepayment considerations, in the same manner and to the same extent as are the classes of Securities of such Series. Similarly, the discussions under "ERISA Considerations" and "Legal Investment" apply to Exchangeable Securities as well as Securities.

     In each Series that includes Exchangeable Securities, the classes of Securities shown on the cover page of the related Prospectus Supplement will be issued and those classes that are to be subject to the exchange arrangements will be deposited in a separate trust fund (an "Exchangeable Security Trust Fund") established pursuant to a trust agreement between the Seller and a trustee. The Trustee may serve as such trustee. The Exchangeable Security Trust Fund will issue classes of securities that are identical in all respects to the classes of Securities deposited in such trust fund (and consequently are referred to herein as "Securities"). At any time after their issuance, including immediately after such issuance, these classes of Securities may be exchanged, in whole or in part, for classes of Exchangeable Securities. When an exchange is effected, the Exchangeable Security Trust Fund will cancel the relevant portion or portions of the class or classes of Securities that are being exchanged and will issue the corresponding portion or portions of the class or classes of Exchangeable Securities into which such class or classes of Securities are exchangeable. Each Security and Exchangeable Security issued by an Exchangeable Security Trust Fund will represent a beneficial ownership interest in the related class or classes of Securities deposited in such trust fund or will represent the debt obligations of such trust fund.

     The maximum original principal (or notional principal) amount of each ES Class within a Series represents the largest amount of that class that could be supported by the related class or classes of Securities as of the date of their original issuance.

EXCHANGES

     Any exchange of related classes within a Series will be permitted, so long as the following constraints are met:

          Such classes must be exchanged in the applicable "exchange proportions," if any, shown in the related Prospectus Supplement, which, as described below, are based at all times on the original principal amounts (or original notional principal amounts, if applicable) of such classes.

          The aggregate principal amount (rounded to whole dollars) of the securities received in the exchange, immediately after the exchange, must equal that of the securities surrendered for exchange immediately before the exchange (for this purpose, the principal amount of any interest only class always equals $0).

          The aggregate "Annual Interest Amount" (rounded to whole dollars) of the securities received in the exchange must equal that of the securities surrendered for exchange (the "Annual Interest Amount" for any security equals its outstanding principal amount or notional principal amount multiplied by its Interest Rate or, in the case of a floating rate, inverse floating rate or weighted average coupon class, its original class Interest Rate).

     Where "exchange proportions" are shown for classes that are exchangeable for other classes, the Issuer will follow the convention of basing such proportions on the original, rather than on the outstanding, principal or notional principal amounts of such classes. If such classes receive principal payments pro rata with each other, the exchange proportions also will apply to their outstanding principal amounts. If such classes do not receive principal payments pro rata with each other, an investor can calculate current exchange proportions for such classes, based on their outstanding principal amounts, by
(i) multiplying the exchange proportion shown in the related Prospectus Supplement for each such class by its current Class Factor (as defined herein) and (ii) dividing each resulting percentage by the sum of such percentages. The Trustee will include the Class Factor for each class of outstanding Securities having a principal amount in the statements it furnishes to Securityholders in connection with each Distribution Date. The current Class Factor also will be available to Securityholders upon request from the Trustee or the Seller as specified in the related Prospectus Supplement. The "Class Factor" for any month will be a truncated seven-digit decimal which, when multiplied by the original principal amount of that class, will equal its remaining principal amount, after giving effect to any payment of (or addition to) principal to be made on the Distribution Date in the following month. A Class Factor for each interest only class having a notional principal amount will be included in the statements the Trustee furnishes to Securityholders in connection with each Distribution Date and also will be available to Securityholders upon request from the Trustee or the Seller as specified in the related Prospectus Supplement. Such a Class Factor will reflect the remaining notional principal amount of the interest only class in an analogous manner.

     Example: Class A-1 and Class A-2, which together are exchangeable for an ES Class, have equal original principal amounts and therefore have exchange proportions of 50% and 50%. However, they receive principal payments in alphabetical order, so that no principal payment is made on Class A-2 until Class A-1 has been retired. If the current Class Factors are 0.6000000 for Class A-1 and 1.0000000 for Class A-2, their exchange proportions, based on their current outstanding principal amounts, would be calculated as follows:

         Step (i):
         Class A-1: 50% X 0.6000000 = 30%
         Class A-2: 50% X 1.0000000 = 50%

         Step (ii):
         Class A-1: 30% / (30% + 50%) = 37.5%
         Class A-2: 50% / (30% + 50%) = 62.5%

         A permitted exchange might include $375,000 outstanding principal amount of Class A-1 and $625,000 outstanding principal amount of Class A-2 (equivalent to $625,000 original principal amount of Class A-1 and $625,000 original principal amount of Class A-2). If Class A-1 has been retired, its current exchange proportion would be 0%, that of Class A-2 would be 100%, and only Class A-2 would be included in the exchange.

     Within a particular Series, one or more types of Combinations may exist. For example, a class of Securities of the Series with an Interest Rate that varies directly with changes in an index (a "Floating Rate Class") and a class of Securities of the Series with an Interest Rate that varies inversely with changes in an index (an "Inverse Floating Rate Class") may be exchangeable for a class of Exchangeable Securities of the Series with a fixed Interest Rate. Under another Combination, a class of Securities of the Series that is a principal only class and a class of Securities of the Series that is an interest only class may be exchangeable for a class of Exchangeable Securities of the Series that pays both principal and interest. Further, a class of Securities of the Series that accretes all of its interest for a period (such accreted interest being added to the principal of such class) (an "Accrual Class") and a class of Securities of the Series that receives principal payments from such accretions on the Accrual Class may be exchangeable for a class of Exchangeable Securities of the Series that receives payments of principal continuously from the first Distribution Date on which it receives principal until it is retired. Under another Combination, a class of Securities of the Series that is designed to receive principal payments in accordance with a predetermined schedule derived by assuming two constant prepayment rates for the underlying Mortgage Loans ( a "Planned Amortization Class") and a class of Securities of the Series that receives principal payments on any Distribution Date only if scheduled payments have been made on the Planned Amortization Class may be exchangeable for a class of Exchangeable Securities of the Series that receives payments of principal continuously from the first Distribution Date on which it receives principal until it is retired and that also receives a coupon. The foregoing examples describe only some of the Combinations that are possible. Additional examples are set forth below.

     In some cases two or more classes of Securities may be exchangeable for a single class of Exchangeable Securities, and vice versa. The following illustrates such a Combination in which Securities of a principal only class and Securities of an interest bearing class are exchanged for Exchangeable Securities of a class that has the aggregate characteristics of the two original classes of Securities:

                         SECURITIES                                             EXCHANGEABLE SECURITIES
                                                                                MAXIMUM
                  ORIGINAL                                                      ORIGINAL
                  PRINCIPAL         EXCHANGE          INTEREST                  PRINCIPAL          EXCHANGE          INTEREST
CLASS             AMOUNT            PROPORTIONS       RATES            CLASS    AMOUNT             PROPORTIONS       RATES
A-1                   $20,000,000   50%               10%               ES-1     $40,000,000         100%             5%
P*                     20,000,000   50                0

   --------------
*        Class P is a principal only class and will receive no interest.


     The following example illustrates a Combination of a Floating Rate Class and an Inverse Floating Rate Class which are exchangeable for a class of Exchangeable Securities with a fixed interest rate:

                          SECURITIES                                             EXCHANGEABLE SECURITIES
                                                                                  MAXIMUM
                  ORIGINAL                                                        ORIGINAL
                  PRINCIPAL         EXCHANGE          INTEREST                    PRINCIPAL         EXCHANGE          INTEREST
CLASS             AMOUNT            PROPORTIONS       RATES              CLASS    AMOUNT            PROPORTIONS       RATES
A-2               $9,333,330        82.352936%        LIBOR+ 0.75%       ES-2     $11,333,330        100%             7%
A-3                2,000,000        17.647064%        36.16666 -
                                                      (LIBOR x
                                                      4.666667)


     In some cases one class of Securities may be exchangeable for two or more classes of Exchangeable Securities, and vice versa. The following illustrates such a Combination:

                      SECURITIES                                               EXCHANGEABLE SECURITIES
                                                                                MAXIMUM ORIGINAL
               ORIGINAL                                                         PRINCIPAL OR
               PRINCIPAL         EXCHANGE          INTEREST                     NOTIONAL PRINCIPAL        EXCHANGE       INTEREST
CLASS          AMOUNT            PROPORTIONS       RATES          CLASS         AMOUNT                   PROPORTIONS       RATES
A-1           $20,000,000         100%              10%               ES-P*      $20,000,000                100%             0%
                                                                     ES-X**       20,000,000 (notional)       ***            10


   --------------
*        Class EX-P is a principal only class and will receive no interest.
**       Class ES-X is an interest only class and will receive no principal.
*** Not applicable. Notional principal amount of ES-X Class being exchanged equals principal amount of ES-P Class being exchanged.

     Finally, in some cases a class or classes of Securities may be exchangeable for various combinations of "ratio-stripping" ES Classes, and such ES Classes may be exchangeable for Securities or for other ES Classes. In such cases, subject to the constraints listed above, numerous subcombinations are permitted. The following illustrates a "ratio-stripping" Combination:

                      SECURITIES                                               EXCHANGEABLE SECURITIES
               ORIGINAL                                                        MAXIMUM ORIGINAL
               PRINCIPAL         EXCHANGE          INTEREST                    PRINCIPAL OR NOTIONAL      EXCHANGE     INTEREST
CLASS          AMOUNT            PROPORTIONS       RATES          CLASS        PRINCIPAL AMOUNT           PROPORTIONS   RATES

A-4                 $20,000,000  100%                     7.00%      ES-X*      $20,000,000 (notional)        N/A       7.00%
                                                                     ES-3         20,000,000                  N/A       6.00
                                                                     ES-4         20,000,000                  N/A       6.25
                                                                     ES-5         20,000,000                  N/A       6.50
                                                                     ES-6         20,000,000                  N/A       6.75
                                                                     ES-7         19,310,344                  N/A       7.25
                                                                     ES-8         18,666,666                  N/A       7.50
                                                                     ES-9         18,064,516                  N/A       7.75
                                                                     ES-10        17,500,000                  N/A       8.00
                                                                    ES-P**        20,000,000                  N/A       0.00


   --------------
*        Class ES-X is an interest only class and will receive no principal.
**       Class ES-P is a principal only class and will receive no interest.

     The foregoing table shows the maximum amount of each ES Class that can be created from the related Security. Such amounts could not exist concurrently, as any combination is limited to the amount of principal and interest distributable on the related Security to be exchanged. One method of calculating the maximum amount that can be created in a specific combination is to determine the Annual Interest Amount applicable to the Security to be exchanged, and divide such interest amount by the coupon of the desired Exchangeable Security. The resulting principal amount can in no case be greater than the principal amount of Securities to be exchanged. For example, using the foregoing table, if Class ES-8 is desired, the maximum original principal amount of the Class ES-8 Exchangeable Securities that could be created would be $18,666,666, an amount arrived at by dividing the Annual Interest Amount of the Class A-4 Securities ($1,400,000) by the Interest Rate of the Class ES-8 Exchangeable Securities (7.50%). Since all of the available Annual Interest Amount with respect to the Class A-4 Securities would be used to create the Class ES-8 Exchangeable Securities, principal only Class ES-P Exchangeable Securities would be created to receive the remainder of the Class A-4 principal in the amount of $1,333,334 (calculated by subtracting the Class ES-8 Exchangeable Securities original principal amount from the Class A-4 Securities original principal amount).


     Similarly, if Class ES-5 Exchangeable Securities are desired, dividing the Annual Interest Amount of the Class A-4 Securities ($1,400,000) by the Interest Rate of the Class ES-5 Exchangeable Securities (6.50%) would indicate an original principal amount of $21,538,461. However, since the Class A-4 Securities have a principal balance of $20,000,000, only $20,000,000 of the Class ES-5 Exchangeable Securities could be created. The Annual Interest Amount applicable to the Class ES-5 Exchangeable Securities would be $20,000,000 multiplied by 6.50% or $1,300,000. Since the Annual Interest Amount of the Class A-4 Securities is $1,400,000, the interest only Class ES-X Exchangeable Securities would be created to receive the remaining $100,000 of interest. The notional amount of such securities would be calculated by dividing the Annual Interest Amount ($100,000) by the Interest Rate applicable to Class ES-X Exchangeable Securities (7.00%) to determine the notional amount ($1,428,571).

     Within this Combination, a Securityholder could, for example, exchange any one of the first four subcombinations of classes shown in the following table for any other such subcombination, or any one of the last three subcombinations shown for any other such subcombination. Numerous other subcombinations are possible.

                                 SUBCOMBINATIONS

                                               ORIGINAL PRINCIPAL OR                                            ANNUAL
SUBCOMBINATION            CLASS              NOTIONAL PRINCIPAL AMOUNT              INTEREST RATE           INTEREST AMOUNT
--------------            -----              -------------------------              -------------           ---------------
           1              A-4                      $20,000,000                         7.00%                  $1,400,000
           2              ES-X                     $20,000,000 (notional)              7.00%                  $1,400,000
                          ES-P                       20,000,000                        0.00                            0
                                                     ----------                                                ---------
                                                   $20,000,000                                                $1,400,000
                                                   ===========                                                ==========
           3              ES-X                     $   2,857,142 (notional)            7.00%                   $ 200,000
                          ES-3                        20,000,000                       6.00                    1,200,000
                                                    ------------                                              ----------
                                                    $20,000,000                                               $1,400,000
                                                    ===========                                               ==========
           4              ES-4                     $    3,200,000                      6.25%                   $ 200,000
                          ES-10                        15,000,000                      8.00                     1,200,000
                          ES-P                      ___1,800,000                       0.00                            0
                                                       ---------                                               ---------
                                                      $20,000,000                                             $ 1,400,000
                                                      ===========                                             ===========
           5              ES-8                    $   10,000,000
                          ES-5                     __10,000,000
                                                     $20,000,000                       7.50%                   $750,000
                                                     ===========
                                                                                       6.50%                     650,000
                                                                                                               ---------
                                                                                                              $1,400,000
           6              ES-8                    $   17,500,000                       8.00%                  $1,400,000
                          ES-P                           2,500,000                     0.00                        __   0
                                                  ----------------                                            -----------
                                                  $   20,000,000                                              $1,400,000
                                                  ==============                                              ==========
           7              ES-3         $              10,000,000                       6.00%                   $600,000
                          ES-4                         10,000,000                      6.25                      625,000
                          ES-X                           2,500,000 (notional)          7.00                      175,000
                                                    --------------                                             ---------
                                                    $ 20,000,000                                              $1,400,000
                                                    ============                                              ==========

     The foregoing examples set forth various combinations and subcombinations of Securities and Exchangeable Securities which differ in interest characteristics (i.e., interest only classes, principal only classes and coupon paying classes). A Securityholder may also exchange its Securities for Exchangeable Securities that have different principal payment characteristics. For example, an exchange of two or more classes of Securities for a single class of Exchangeable Securities may result in an Exchangeable Security with the aggregate principal payment characteristics of the multiple classes of Securities for which it was exchanged.


     In addition, Exchangeable Securities may be created that combine Securities with different credit characteristics. For example, a class that is senior in priority of payment may be combined with a subordinated class, to create a new class with the aggregate credit characteristics of the two classes of Securities. The related Agreement will require that any such combination, to the extent it results in an Exchangeable Security which is intended to be publicly registered, be assigned a rating of BBB- or better by a nationaly recognized statistical rating organization at the time such Securities are exchanged.


     At any given time, a Securityholder's ability to exchange Securities for Exchangeable Securities or to exchange Exchangeable Securities for Securities or for different Exchangeable Securities will be limited by a number of factors. A Securityholder must, at the time of the proposed exchange, own the appropriate class or classes in the appropriate proportions in order to effect a desired exchange. A Securityholder that does not own the appropriate class or classes or the appropriate amounts of such class or classes may not be able to obtain the necessary class or classes of Securities or Exchangeable Securities. The Securityholder of a needed class may refuse or be unable to sell at a reasonable price or at any price, or certain classes may have been purchased and placed into other financial structures. ERISA or other transfer restrictions may apply to certain of the Securities or Exchangeable Securities in a combination, but not to others. In addition, principal payments and prepayments will, over time, diminish the amounts available for exchange.


PROCEDURES

     A Securityholder proposing to effectuate an exchange must notify the Trustee through the [_________]. Such notice must be given in writing or by telefax not later than five business days before the proposed exchange date (which date, subject to the Trustee's approval, can be any business day other than the first or last business day of the month) or as otherwise specified in the related Prospectus Supplement. The notice must include the outstanding principal (or notional principal) amount of both the securities to be exchanged and the securities to be received, and the proposed exchange date. Promptly after the receipt of a Securityholder's notice, the Trustee will telephone the [_________] to provide instructions for delivering the securities and the administrative fee to the Trustee by wire transfer. A Securityholder's notice becomes irrevocable on the second business day before the proposed exchange date or as otherwise specified in the related Prospectus Supplement.

     An administrative fee will be payable to the Trustee in connection with each exchange as specified in the related Prospectus Supplement. Any exchanges will be subject to the rules, regulations and procedures applicable to DTC's book-entry securities, in the case of ES Classes issued in book-entry form.

     The first payment on a Security or an Exchangeable Security received in an exchange transaction will be made on the Distribution Date in the month following the month of the exchange or as specified in the related Prospectus Supplement. Such payment will be made to the Securityholder of record as of the applicable record date.


                               CREDIT ENHANCEMENT

GENERAL

     Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the assets in the related Trust Fund. Credit enhancement may be in the form of (i) the subordination of one or more classes of the Securities of such Series, (ii) the use of a Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, FHA Insurance, VA Guarantees, Reserve Accounts, a letter of credit, a limited financial guaranty insurance policy, other third party guarantees, interest rate or other swap agreements, caps, collars or floors, another method of credit enhancement described in the related Prospectus Supplement, or the use of a cross-support feature, or (iii) any combination of the foregoing. In general, any credit enhancement will not provide protection against all risks of loss and generally will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, holders of one or more classes of Securities will bear their allocable share of deficiencies. If a form of credit enhancement applies to several classes of Securities, and if principal payments equal to the Current Principal Amounts of certain classes will be distributed prior to such distributions to other classes, the classes which receive such distributions at a later time are more likely to bear any losses which exceed the amount covered by credit enhancement. Coverage under any credit enhancement generally may be canceled or reduced by the Master Servicer or the Seller if such cancellation or reduction would not adversely affect the rating or ratings of the related Securities.

SUBORDINATION

     If so specified in the related Prospectus Supplement, distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to one or more classes of Subordinated Securities of a Series will instead be payable to holders of one or more classes of Senior Securities under the circumstances and to the extent specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Loans and losses on defaulted Mortgage Loans will be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in the related Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Mortgage Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securityholders that will be distributable to Senior Securityholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Loans or aggregate losses in respect of such Mortgage Loans were to exceed the total amounts payable and available for distribution to holders of Subordinated Securities or, if applicable, were to exceed the specified maximum amount, holders of Senior Securities would experience losses on such Securities.

     In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee. If so specified in the related Prospectus Supplement, such deposits may be made on each Distribution Date, on each Distribution Date for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, amounts on deposit in the Reserve Account may be released to the holders of the class of Securities specified in the related Prospectus Supplement at the times and under the circumstances specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, the same class of Securities may be Senior Securities with respect to certain types of payments or certain types of losses or delinquencies and Subordinated Securities with respect to other types of payment or types of losses or delinquencies. If specified in the related Prospectus Supplement, various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross support mechanism or otherwise.

     As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or
(iv) otherwise, in each case as specified in the related Prospectus Supplement.

POOL INSURANCE POLICIES

     If specified in the Prospectus Supplement related to a Mortgage Pool of Single Family Loans or Cooperative Loans, a separate Pool Insurance Policy will be obtained for the Mortgage Pool and issued by the insurer (the "Pool Insurer") named in such related Prospectus Supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Single Family Loans or Cooperative Loans in the Mortgage Pool in an amount specified in such Prospectus Supplement. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the holders of the Securities. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. A Pool Insurance Policy generally will not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy.

     In general, each Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the Mortgaged Property at a price equal to the principal balance thereof plus accrued and unpaid interest at the Mortgage Rate to the date of purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Insurance Policy. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged Mortgaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged Mortgaged Property unless it determines that (i) such restoration will increase the proceeds to Securityholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Pool Insurance Policy or any related Primary Insurance Policy.

     A Pool Insurance Policy generally will not insure (and many Primary Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the originator or persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. If so specified in the Prospectus supplement, an endorsement to the Pool Insurance Policy, a bond or other credit support may cover fraud in connection with the origination of Mortgage Loans. If so specified in the related Prospectus Supplement, a failure of coverage attributable to an event specified in clause
(i) or (ii) above might result in a breach of the related Lender's representations described above and, in such event, might give rise to an obligation on the part of such Lender to purchase the defaulted Mortgage Loan if the breach cannot be cured by such Lender. No Pool Insurance Policy will cover (and many Primary Insurance Policies do not cover) a claim in respect of a defaulted Mortgage Loan occurring when the servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the applicable insurer.

     The original amount of coverage under each Pool Insurance Policy generally will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net dollar amounts realized by the Pool Insurer upon disposition of all foreclosed properties covered thereby. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the Securityholders.

     The terms of any pool insurance policy relating to a pool of Contracts will be described in the related Prospectus Supplement.

SPECIAL HAZARD INSURANCE POLICIES

     If specified in the related Prospectus Supplement, a separate Special Hazard Insurance Policy will be obtained for the Mortgage Pool and will be issued by the insurer (the "Special Hazard Insurer") named in such Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Securities from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "The Agreements-Hazard Insurance." Special Hazard Insurance Policies will not cover losses occasioned by war, civil insurrection, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area), chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Prospectus Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan has been kept in force and other protection and preservation expenses have been paid.

     Subject to the foregoing limitations, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such property. If the unpaid principal balance of a Mortgage Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by such amount. So long as a Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Securityholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy.

     Since each Special Hazard Insurance Policy generally will be designed to permit full recovery under a Pool Insurance Policy relating to the Mortgage Loans backing the Series of Securities in circumstances in which such recoveries would otherwise be unavailable because property has been damaged by a cause not insured against by a standard hazard policy and thus would not be restored, each Agreement will provide that, if the related Pool Insurance Policy shall have been terminated or been exhausted through payment of claims, the Master Servicer will be under no further obligation to maintain such Special Hazard Insurance Policy.

     To the extent specified in the related Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Securities of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such Securities may be reduced so long as any such reduction will not result in a downgrading of the rating of such Securities by any such rating agency.

     The terms of any Special Hazard Insurance Policy relating to a pool of Contracts will be described in the related Prospectus Supplement.

BANKRUPTCY BONDS

     If specified in the related Prospectus Supplement, a Bankruptcy Bond for proceedings under the federal Bankruptcy Code will be issued by an insurer named in such Prospectus Supplement. Each Bankruptcy Bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement. To the extent specified in an applicable Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Securities of the related Series in the Trust Fund to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. See "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders."

     To the extent specified in the related Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Securities of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such Securities may be reduced so long as any such reduction will not result in a downgrading of the rating of such Securities by any such rating agency.

     The terms of any Bankruptcy Bond relating to a pool of Contracts will be described in the related Prospectus Supplement.

FHA INSURANCE; VA GUARANTEES

     Single Family Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. Such Mortgage Loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Mortgage Loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Mortgage Loan relating to a Series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such loan.

     The insurance premiums for Mortgage Loans insured by the FHA are collected by lenders approved by HUD or by the Master Servicer or any Sub-Servicers and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or upon assignment of the defaulted Mortgage Loan to HUD. With respect to a defaulted FHA-insured Mortgage Loan, the Master Servicer or any Sub-Servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the Master Servicer or any Sub-Servicer or HUD, that default was caused by circumstances beyond the mortgagor's control, the Master Servicer or any Sub-Servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. Such plans may involve the reduction or suspension of regular mortgage payments for a specified period, with such payments to be made up on or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or beyond the maturity date. In addition, when a default caused by such circumstances is accompanied by certain other criteria, HUD may provide relief by making payments to the Master Servicer or any Sub-Servicer in partial or full satisfaction of amounts due under the Mortgage Loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the Master Servicer or any Sub-Servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the Mortgage Loan, and HUD must have rejected any request for relief from the mortgagor before the Master Servicer or any Sub-Servicer may initiate foreclosure proceedings.

     HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debenture interest rate. The Master Servicer or any Sub-Servicer of each FHA-insured Single Family Loan will be obligated to purchase any such debenture issued in satisfaction of such Mortgage Loan upon default for an amount equal to the principal amount of any such debenture.

     The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted Mortgage Loan adjusted to reimburse the Master Servicer or Sub-Servicer for certain costs and expenses and to deduct certain amounts received or retained by the Master Servicer or Sub-Servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Master Servicer or Sub-Servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to such date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the Mortgage Loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Single Family Loan, bears interest from a date 30 days after the mortgagor's first uncorrected failure to perform any obligation to make any payment due under the Mortgage and, upon assignment, from the date of assignment, to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

     Mortgage Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended. The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration. However, no Mortgage Loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guarantee for such Mortgage Loan.

     The maximum guarantee that may be issued by the VA under a VA-guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 3703(a), as amended. As of April, 1998, the maximum guarantee that may be issued by the VA under a VA-guaranteed mortgage loan of more than $144,000 is the lesser of 25% of the original principal amount of the mortgage loan and $50,750. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guarantee exceed the amount of the original guarantee. The VA may, at its option and without regard to the guarantee, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

     With respect to a defaulted VA-guaranteed Single Family Loan, the Master Servicer or Sub-Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guarantee is submitted after liquidation of the Mortgaged Property.

     The amount payable under the guarantee will be the percentage of the VA-insured Single Family Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guarantee will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the Mortgaged Property. The amount payable under the guarantee may in no event exceed the amount of the original guarantee.

FHA INSURANCE ON MULTIFAMILY LOANS

     There are two primary FHA insurance programs that are available for Multifamily Loans. Sections 221(d)(3) and (d)(4) of the Housing Act allow HUD to insure mortgage loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for co-insurance of such mortgage loans made under Sections 221(d)(3) and (d)(4) by HUD/FHA and a HUD-approved co-insurer. Generally the term of such a mortgage loan may be up to 40 years and the ratio of loan amount to property replacement cost can be up to 90%.

     Section 223(f) of the Housing Act allows HUD to insure mortgage loans made for the purchase or refinancing of existing apartment projects which are at least three years old. Section 244 also provides for co-insurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work, but repairs may be made for up to, in general, a dollar amount per apartment unit established from time to time by HUD or, at the discretion of the Secretary of HUD, 25% of the value of the property. In general the loan term may not exceed 35 years and a loan to value ratio of no more than 85% is required for the purchase of a project and 70% for the refinancing of a project.

     FHA insurance is generally payable in cash or, at the option of the mortgagee, in debentures. Such insurance does not cover 100% of the mortgage loan but is instead subject to certain deductions and certain losses of interest from the date of the default.

RESERVE AND OTHER ACCOUNTS

     If specified in the related Prospectus Supplement, cash, U.S. Treasury or comparable securities, instruments evidencing ownership of principal or interest payments thereon, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement will be deposited by the Master Servicer or Seller on the date specified in the related Prospectus Supplement with the Trustee or in one or more Reserve Accounts established with the Trustee. Such cash and the principal and interest payments on such other instruments will be used to pay, or to enhance the likelihood of timely payment of, principal of, and interest on, or, if so specified in the related Prospectus Supplement, to provide additional protection against losses in respect of, the assets of the related Trust Fund, to pay the expenses of the Trust Fund or for such other purposes specified in the related Prospectus Supplement. Whether or not the Master Servicer or Seller has any obligation to make such a deposit, certain amounts to which the Subordinated Securityholders, if any, will otherwise be entitled may instead be deposited into a Reserve Account from time to time and in the amounts as specified in the related Prospectus Supplement. Any cash in the Reserve Account and the proceeds of any other instrument upon maturity will be invested, to the extent acceptable to the applicable Rating Agency, in obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper, time deposits and bankers acceptances sold by eligible commercial banks, certain repurchase agreements of United States government securities with eligible commercial banks and certain other instruments acceptable to the applicable Rating Agency ("Permitted Investments"). Instruments held by the Trustee and/or deposited in the Reserve Account generally will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and generally will be issued by an entity acceptable to the applicable Rating Agency. Additional information with respect to such instruments will be set forth in the related Prospectus Supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for distribution to the holders of Securities for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

OTHER INSURANCE, GUARANTEES AND SIMILAR INSTRUMENTS OR AGREEMENTS

     If specified in the related Prospectus Supplement, a Trust Fund may include in lieu of some or all of the foregoing or in addition thereto letters of credit, financial guaranty insurance policies, third party guarantees, U.S. Government Securities and other arrangements for providing for or maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, paying administrative expenses, or accomplishing such other purpose as may be described in the related Prospectus Supplement. The Trust Fund may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of Securities has a floating interest rate, or if any of the Mortgage Assets has a floating interest rate, the Trust Fund may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks.

CROSS SUPPORT

     If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in other asset groups within the same Trust Fund. The Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

     If specified in the related Prospectus Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trust Fund. If applicable, the related Prospectus Supplement will identify the Trust Fund to which such credit support relates and the manner of determining the amount of the coverage provided hereby and of the application of such coverage to the identified Trust Fund.


                       YIELD AND PREPAYMENT CONSIDERATIONS

     The yields to maturity of the Securities will be affected by the amount and timing of principal payments on or in respect of the Mortgage Assets included in the related Trust Funds, the allocation of available funds to various Classes of Securities, the Interest Rate for various Classes of Securities and the purchase price paid for the Securities.

     The original terms to maturity of the Mortgage Loans in a given Mortgage Pool will vary depending upon the type of Mortgage Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Mortgage Loans in the related Mortgage Pool. Single Family Loans, Cooperative Loans and Contracts generally may be prepaid without penalty in full or in part at any time. Multifamily Loans may prohibit prepayment for a specified period after origination, may prohibit partial prepayments entirely, and may require the payment of a prepayment penalty upon prepayment in full or in part.

     Conventional Single Family Loans, Cooperative Loans and Contracts generally will contain due-on-sale provisions permitting the mortgagee or holder of the Contract to accelerate the maturity of the Mortgage Loan or Contract upon sale or certain transfers by the mortgagor or obligor of the underlying Mortgaged Property. As described in the related Prospectus Supplement, conventional Multifamily Loans may contain due-on-sale provisions, due-on-encumbrance provisions, or both. Mortgage Loans insured by the FHA, and Single Family Loans and Contracts partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on such Mortgage Loans may be lower than that of conventional Mortgage Loans bearing comparable interest rates. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements-Collection Procedures" and "Certain Legal Aspects of the Mortgage Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

     When a full prepayment is made on a Single Family Loan or Cooperative Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment rather than for a full month. Similarly, upon liquidation of a Mortgage Loan, interest accrues on the principal amount of the Mortgage Loan only for the number of days in the month actually elapsed up to the date of liquidation rather than for a full month. The effect of prepayments in full and liquidations generally will be to reduce the amount of interest passed through in the following month to holders of Securities because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment or liquidation. In connection with certain Series, as described in the related Prospectus Supplement, the Master Servicer or a Lender will be required to use some or all of its servicing compensation to pay compensating interest to cover such shortfalls. Interest shortfalls also could result from the application of the Solders' and Sailors' Civil Relief Act of 1940, as amended, as described under "Certain Legal Aspects of the Mortgage Loans-Soldiers' and Sailors' Civil Relief Act" herein. Partial prepayments in a given month may be applied to the outstanding principal balances of the Mortgage Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in such month. Prepayment penalties collected with respect to Multifamily Loans will be distributed to the holders of Securities, or to other persons entitled thereto, as described in the related Prospectus Supplement.

     Under certain circumstances, the Master Servicer, the holders of the residual interests in a REMIC or a FASIT or another person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund, thereby effecting earlier retirement of the related Series of Securities. See "The Agreements-Termination; Optional Termination." The yield to investors in a Callable Class will depend on whether and, if so, when a redemption of such Securities occurs.

     The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Mortgage Rates borne by the Mortgage Loans, such Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such Mortgage Rates. Conversely, if prevailing interest rates rise appreciably above the Mortgage Rates borne by the Mortgage Loans, such Mortgage Loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below such Mortgage Rates. However, there can be no assurance that such will be the case.

     Prepayments are influenced by a variety of economic, geographical, social, tax, legal and additional factors. The rate of prepayment on Single Family Loans, Cooperative Loans and Contracts may be affected by changes in a mortgagor's housing needs, job transfers, unemployment, a borrower's net equity in the mortgage properties, the enforcement of due-on-sale clauses and other servicing decisions. Adjustable rate mortgage loans, bi-weekly mortgage loans, graduated payment mortgage loans, growing equity mortgage loans, reverse mortgage loans, buy-down mortgage loans and mortgage loans with other characteristics may experience a rate of principal prepayments which is different from that of fixed rate, monthly pay, fully amortizing mortgage loans. The rate of prepayment on Multifamily Loans may be affected by other factors, including Mortgage Loan terms (E.G., the existence of lockout periods, due-on-sale and due-on-encumbrance clauses and prepayment penalties), relative economic conditions in the area where the Mortgaged Properties are located, the quality of management of the Mortgaged Properties and the relative tax benefits associated with the ownership of income-producing real property.

     The timing of payments on the Mortgage Assets may significantly affect an investor's yield. In general, the earlier a prepayment of principal on the Mortgage Assets, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

     The effective yield to Securityholders generally will be slightly lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price, because while interest generally will accrue on each Mortgage Loan from the first day of the month, the distribution of such interest will not be made earlier than a specified date in the month following the month of accrual.

     In the case of any Securities purchased at a discount, a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. In the case of any Securities purchased at a premium, a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. A discount or premium would be determined in relation to the price at which a Security will yield its Interest Rate, after giving effect to any payment delay.

     Factors other than those identified herein and in the related Prospectus Supplement could significantly affect principal prepayments at any time and over the lives of the Securities. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Mortgage Assets at any time or over the lives of the Securities.

     The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments) on the yield, weighted average lives and maturities of such Securities (including, but not limited to, any Exchangeable Securities in such Series).


                                 THE AGREEMENTS

     Set forth below is a summary of certain provisions of each Agreement which are not described elsewhere in this Prospectus. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements. Concurrently with the assignment of the Trust Assets to the related Trust Fund, the Trustee will execute and deliver the Securities.

ASSIGNMENT OF MORTGAGE ASSETS

     ASSIGNMENT OF THE MORTGAGE LOANS. At the time of issuance of the Securities of a Series, the Seller will cause the Mortgage Loans comprising the Trust Fund to be sold and assigned to the Trustee, together with all principal and interest received by or on behalf of the Seller on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. If Notes are issued in a Series, such assets will be pledged to the Trustee pursuant to the terms of the Indenture. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Mortgage Loan after application of payments due on the Cut-off Date, as well as information regarding the Mortgage Rate or APR, the current scheduled monthly payment of principal and interest, the maturity of the loan, the Loan-to-Value Ratio at origination and certain other information.

     In addition, the Seller generally will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Mortgage Loan, among other things, (i) the mortgage note or Contract endorsed without recourse in blank or to the order of the Trustee, (ii) in the case of Single Family Loans or Multifamily Loans, the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the Seller will deliver or cause to be delivered a copy of such Mortgage together with a certificate that the original of such Mortgage was or will be delivered to such recording office), (iii) an assignment of the Mortgage or Contract to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, and (iv) such other security documents as may be specified in the related Prospectus Supplement. In the case of Single Family Loans or Multifamily Loans, the Seller or Master Servicer generally will promptly cause the assignments of the related Mortgage Loans to be recorded in the appropriate public office for real property records, except in the discretion of the Seller in states in which, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in such loans against the claim of any subsequent transferee or any successor to or creditor of the Seller or the originator of such loans. In the case of Contracts, the Seller or Master Servicer generally will promptly make or cause to be made an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the Contracts.

     With respect to any Mortgage Loans which are Cooperative Loans, the Seller will cause to be delivered to the Trustee (or to the custodian hereinafter referred to), the related original cooperative note endorsed without recourse in blank or to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and related blank stock powers. The Seller will cause to be filed in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     The Trustee (or the custodian hereinafter referred to) will review such Mortgage Loan documents within the time period specified in the related Prospectus Supplement after receipt thereof, and the Trustee will hold such documents in trust for the benefit of the Securityholders. In general, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will be required to notify the Master Servicer and the Seller or in certain circumstances the related Lender, or the Master Servicer will notify the related Lender. If the Lender or an entity which sold the Mortgage Loan to the Lender cannot cure the omission or defect within 60 days after receipt of such notice (or such other period as is specified in the related Prospectus Supplement), the Lender or such entity generally will be obligated to purchase the related Mortgage Loan from the Trustee at the Purchase Price. There can be no assurance that a Lender or such entity will fulfill this purchase obligation. Although the Master Servicer may be obligated to enforce such obligation to the extent described above under "The Mortgage Loans-Representations by Lenders; Repurchases," neither the Master Servicer nor the Seller will be obligated to purchase such Mortgage Loan if the Lender or such entity defaults on its purchase obligation, unless such breach also constitutes a breach of the representations or warranties of the Master Servicer or the Seller, as the case may be. This purchase obligation generally will constitute the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document. Certain rights of substitution for defective Mortgage Loans may be provided with respect to a Series in the related Prospectus Supplement.

     The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Mortgage Loans as agent of the Trustee.

     ASSIGNMENT OF AGENCY SECURITIES. The Seller will cause Agency Securities to be registered in the name of the Trustee or its nominee. Each Agency Security will be identified in a schedule appearing as an exhibit to the Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date, the annual pass-through rate (if any) and the maturity date.

     ASSIGNMENT OF PRIVATE MORTGAGE-BACKED SECURITIES. The Seller will cause Private Mortgage-Backed Securities to be registered in the name of the Trustee on behalf of the Trust Fund. The Trustee (or the custodian) will have possession of any certificated Private Mortgage-Backed Securities. The Trustee generally will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. See "The Trust Fund-Private Mortgage-Backed Securities" herein. Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Mortgage-Backed Security conveyed to the Trustee.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO ACCOUNTS

     In general, each Master Servicer and Sub-Servicer servicing the Mortgage Loans will be required to establish and maintain for one or more Series of Securities a separate account or accounts for the collection of payments on the related Mortgage Loans (the "Protected Account"), which must be either (i) maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of such holding company) are rated in one of the two highest rating categories by each Rating Agency rating the Series of Securities, (ii) an account or accounts the deposits in which are fully insured by the FDIC, (iii) an account or accounts the deposits in which are insured by the FDIC (to the limits established by the FDIC), and the uninsured deposits in which are invested in Permitted Investments held in the name of the Trustee, or
(iv) an account or accounts otherwise acceptable to each Rating Agency. A Protected Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. The related Master Servicer or Sub-Servicer or its designee or another person specified in the Prospectus supplement will be entitled to receive any such interest or other income earned on funds in the Protected Account as additional compensation and will be obligated to deposit or deliver for deposit in the Protected Account the amount of any loss immediately as realized. The Protected Account may be maintained with the Master Servicer or Sub-Servicer or with a depository institution that is an affiliate of the Master Servicer or Sub-Servicer, provided it meets the standards set forth above.

     Each Master Servicer and Sub-Servicer generally will be required to deposit or cause to be deposited in the Protected Account for each Trust Fund on a daily basis the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts representing Retained Interest):

     (i) all payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, prepayment penalties, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, net of applicable servicing compensation;

     (iii) to the extent specified in the related Agreement, all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed advances made, by the related Master Servicer or Sub-Servicer, if any) of the title insurance policies, the hazard insurance policies and any Primary Insurance Policies, to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed advances made, by the related Master Servicer or Sub-Servicer, if any) received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

     (iv) all proceeds of any Mortgage Loan or property in respect thereof purchased as described under "The Mortgage Loans-Representations by Lenders; Repurchases" or "-Assignment of Mortgage Assets" above;

     (v) all payments required to be deposited in the Protected Account with respect to any deductible clause in any blanket insurance policy described under "-Hazard Insurance" below;

     (vi) any amount required to be deposited by the Master Servicer or Sub-Servicer in connection with losses realized on investments for the benefit of the Master Servicer or Sub-Servicer of funds held in any Accounts; and

     (vii) all other amounts required to be deposited in the Protected Account pursuant to the Agreement.

     If acceptable to each Rating Agency rating the Series of Securities, a Protected Account maintained by a Master Servicer or Sub-Servicer may commingle funds from the Mortgage Loans deposited in the Trust Fund with similar funds relating to other mortgage loans which are serviced or owned by the Master Servicer or Sub-Servicer. The Agreement may require that certain payments related to the Mortgage Assets be transferred from a Protected Account maintained by a Master Servicer or Sub-Servicer into another account maintained under conditions acceptable to each Rating Agency.

     The Trustee will be required to establish in its name as Trustee for one or more Series of Securities a trust account or another account acceptable to each Rating Agency (the "Securities Account"). The Securities Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. If there is more than one Master Servicer for the rated Series of Securities, there may be a separate Securities Account or a separate subaccount in a single Securities Account for funds received from each Master Servicer. The related Master Servicer or its designee or another person specified in the related Prospectus Supplement may be entitled to receive any interest or other income earned on funds in the Securities Account or subaccount of the Securities Account as additional compensation and, if so entitled, will be obligated to deposit or deliver for deposit in the Securities Account or subaccount the amount of any loss immediately as realized. The Trustee will be required to deposit into the Securities Account on the business day received all funds received from the Master Servicer for deposit into the Securities Account and any other amounts required to be deposited into the Securities Account pursuant to the Agreement. In addition to other purposes specified in the Agreement, the Trustee will be required to make withdrawals from the Securities Account to make distributions to Securityholders. If the Series includes one Trust Fund which contains a beneficial ownership interest in another Trust Fund, funds from the Trust Assets may be withdrawn from the Securities Account included in the latter Trust Fund and deposited into another Account included in the former Trust Fund prior to transmittal to Securityholders with a beneficial ownership interest in the former Trust Fund. If specified in the related Prospectus Supplement, the Protected Account and the Securities Account may be combined into a single Securities Account. With respect to a Series backed by Agency Securities and/or Private Mortgage-Backed Securities there would only be one or more Securities Accounts.

SUB-SERVICING BY LENDERS

     Each Lender with respect to a Mortgage Loan or any other servicing entity may act as the Master Servicer or the Sub-Servicer for such Mortgage Loan pursuant to an agreement (each, a "Sub-Servicing Agreement"), which will not contain any terms inconsistent with the related Agreement. While in general each Sub-Servicing Agreement will be a contract solely between the Master Servicer and the Sub-Servicer, the Agreement pursuant to which a Series of Securities is issued will provide that, if for any reason the Master Servicer for such Series of Securities is no longer the Master Servicer of the related Mortgage Loans, the Trustee or any successor Master Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

     With the approval of the Master Servicer, a Sub-Servicer may delegate its servicing obligations to third-party servicers. Such Sub-Servicer will remain obligated, or will be released from its obligations, under the related Sub-Servicing Agreement, as provided in the related Prospectus Supplement. Each Sub-Servicer will be required to perform the customary functions of a servicer of mortgage loans. Such functions generally include collecting payments from mortgagors or obligors and remitting such collections to the Master Servicer; maintaining hazard insurance policies as described herein and in the related Prospectus Supplement, and filing and settling claims thereunder, subject in certain cases to the right of the Master Servicer to approve in advance any such settlement; maintaining escrow or impound accounts of mortgagors or obligors for payment of taxes, insurance and other items required to be paid by the mortgagor or obligor pursuant to the related Mortgage Loan; processing assumptions or substitutions, although the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties under certain circumstances; maintaining accounting records relating to the Mortgage Loans; and, to the extent specified in the related Prospectus Supplement, maintaining additional insurance policies or credit support instruments and filing and settling claims thereunder. A Sub-Servicer will also be obligated to make advances in respect of delinquent installments of principal and interest on Mortgage Loans, as described more fully above under "-Payments on Mortgage Loans; Deposits to Accounts," and in respect of certain taxes and insurance premiums not paid on a timely basis by mortgagors or obligors.

     As compensation for its servicing duties, each Sub-Servicer will be entitled to a monthly servicing fee (to the extent the scheduled payment on the related Mortgage Loan has been collected) in the amount set forth in the related Prospectus Supplement. Each Sub-Servicer will generally be entitled to collect and retain, as part of its servicing compensation, any prepayment or late charges provided in the mortgage note or related instruments. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under the Agreement. The Master Servicer may purchase the servicing of Mortgage Loans if the Sub-Servicer elects to release the servicing of such Mortgage Loans to the Master Servicer. See "-Servicing and Other Compensation and Payment of Expenses."

     Each Sub-Servicer may be required to agree to indemnify the Master Servicer for any liability or obligation sustained by the Master Servicer in connection with any act or failure to act by the Sub-Servicer in its servicing capacity. Each Sub-Servicer will be required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master Servicer.

     Each Sub-Servicer will be required to service each Mortgage Loan pursuant to the terms of the Sub-Servicing Agreement for the entire term of such Mortgage Loan, unless the Sub-Servicing Agreement is earlier terminated by the Master Servicer or unless servicing is released to the Master Servicer. The Master Servicer generally may terminate a Sub-Servicing Agreement without cause, upon written notice to the Sub-Servicer.

     The Master Servicer may agree with a Sub-Servicer to amend a Sub-Servicing Agreement or, upon termination of the Sub-Servicing Agreement, the Master Servicer may act as servicer of the related Mortgage Loans or enter into new Sub-Servicing Agreements with other sub-servicers. If the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Sub-Servicer which it replaces. Each Sub-Servicer must be a Lender or meet the standards for becoming a Lender or have such servicing experience as to be otherwise satisfactory to the Master Servicer and the Seller. The Master Servicer will make reasonable efforts to have the new Sub-Servicer assume liability for the representations and warranties of the terminated Sub-Servicer, but no assurance can be given that such an assumption will occur. In the event of such an assumption, the Master Servicer may in the exercise of its business judgment release the terminated Sub-Servicer from liability in respect of such representations and warranties. Any amendments to a Sub-Servicing Agreement or new Sub-Servicing Agreements may contain provisions different from those which are in effect in the original Sub-Servicing Agreement. However, each Agreement will provide that any such amendment or new agreement may not be inconsistent with or violate such Agreement.

COLLECTION PROCEDURES

     The Master Servicer, directly or through one or more Sub-Servicers, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with each Agreement and any Pool Insurance Policy, Primary Insurance Policy, FHA Insurance, VA Guaranty, Special Hazard Insurance Policy, Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to mortgage loans that are comparable to the Mortgage Loans. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a Pool Insurance Policy, Primary Insurance Policy, FHA Insurance, VA Guaranty, Special Hazard Insurance Policy, Bankruptcy Bond or alternative arrangements, if applicable, arrange with a Mortgagor a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment or such other period as is specified in the Agreement. Both the Sub-Servicer and the Master Servicer remain obligated to make advances during any period of such an arrangement.

     In any case in which property securing a conventional Mortgage Loan has been, or is about to be, conveyed by the mortgagor or obligor, the Master Servicer generally will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and will not impair or threaten to impair any recovery under any related Primary Insurance Policy. If these conditions are not met or if such Mortgage Loan is insured by the FHA or partially guaranteed by the VA, the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Mortgage Loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon; provided, however, that the Master Servicer will not enter into such an agreement if it would jeopardize the tax status of the Trust Fund. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In the case of Multifamily Loans, the Master Servicer generally will agree to exercise any right it may have to accelerate the maturity of a Multifamily Loan to the extent it has knowledge of any further encumbrance of the related Mortgaged Property effected in violation of any due-on-encumbrance clause applicable thereto. See "Certain Legal Aspects of the Mortgage Loans--Due-on-Sale Clauses." In connection with any such assumption, the terms of the related Mortgage Loan may not be changed.

     With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Mortgage Loans." This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the Trust Fund's ability to sell and realize the value of those shares.

     In general, a "tenant-stockholder" (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1) must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that such a failure would be permitted to continue over a period of years appears remote.

HAZARD INSURANCE

     The Master Servicer will require the mortgagor or obligor on each Single Family Loan, Multifamily Loan or Contract to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Mortgaged Property in the state in which such Mortgaged Property is located. Such coverage will be in an amount not less than the replacement value of the improvements or Manufactured Home securing such Mortgage Loan or the principal balance owing on such Mortgage Loan, whichever is less. All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor or obligor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the related Protected Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Mortgage Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Protected Account the amounts which would have been deposited therein but for such clause. Any additional insurance coverage for Mortgaged Properties in a Mortgage Pool of Multifamily Loans will be specified in the related Prospectus Supplement.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements or Manufactured Home securing a Mortgage Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. If the Mortgaged Property securing a Mortgage Loan is located in a federally designated special flood area at the time of origination, the Master Servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

     The hazard insurance policies covering properties securing the Mortgage Loans typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Mortgage Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy or an alternative form of credit enhancement will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement-Special Hazard Insurance Policies."

     The Master Servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's cooperative dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     PRIMARY INSURANCE POLICIES. The Master Servicer will be required to maintain or cause each Sub-Servicer to maintain, as the case may be, in full force and effect, to the extent specified in the related Prospectus Supplement, a Primary Insurance Policy with regard to each Single Family Loan for which such coverage is required. The Master Servicer will be required not to cancel or refuse to renew any such Primary Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Insurance Policy for such canceled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of such Series that have been rated.

     Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a Primary Insurance Policy covering a Mortgage Loan generally will consist of the insured percentage of the unpaid principal amount of the covered Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the Mortgaged Property, (ii) hazard insurance proceeds in excess of the amount required to restore the Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the issuer of the related Primary Insurance Policy (the "Primary Insurer"), (iv) claim payments previously made by the Primary Insurer and (v) unpaid premiums.

     Primary Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. Primary Insurance Policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including (i) fraud or negligence in origination or servicing of the Mortgage Loans, including misrepresentation by the originator, borrower or other persons involved in the origination of the Mortgage Loan; (ii) failure to construct the Mortgaged Property subject to the Mortgage Loan in accordance with specified plans; (iii) physical damage to the Mortgaged Property; and (d) the related Master Servicer not being approved as a servicer by the Primary Insurer.

     RECOVERIES UNDER A PRIMARY INSURANCE POLICY. As conditions precedent to the filing of or payment of a claim under a Primary Insurance Policy covering a Mortgage Loan, the insured generally will be required to (i) advance or discharge (a) all hazard insurance policy premiums and (b) as necessary and approved in advance by the Primary Insurer, (1) real estate property taxes, (2) all expenses required to maintain the related Mortgaged Property in at least as good a condition as existed at the effective date of such Primary Insurance Policy, ordinary wear and tear excepted, (3) Mortgaged Property sales expenses,
(4) any outstanding liens (as defined in such Primary Insurance Policy) on the Mortgaged Property and (5) foreclosure costs, including court costs and reasonable attorneys' fees; (ii) in the event of any physical loss or damage to the Mortgaged Property, have restored and repaired the Mortgaged Property to at least as good a condition as existed at the effective date of such Primary Insurance Policy, ordinary wear and tear excepted; and (iii) tender to the Primary Insurer good and merchantable title to and possession of the Mortgaged Property.

     In those cases in which a Single Family Loan is serviced by a Sub-Servicer, the Sub-Servicer, on behalf of itself, the Trustee and Securityholders, will present claims to the Primary Insurer, and all collections thereunder will be deposited in the Protected Account maintained by the Sub-Servicer. In all other cases, the Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims to the Primary Insurer under each Primary Insurance Policy, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Mortgage Loans. As set forth above, all collections by or on behalf of the Master Servicer under any Primary Insurance Policy and, when the Mortgaged Property has not been restored, the hazard insurance policy, are to be deposited in the Protected Account, subject to withdrawal as heretofore described.

     If the Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Mortgaged Property to a condition sufficient to permit recovery under the related Primary Insurance Policy, if any, the Master Servicer is not required to expend its own funds to restore the damaged Mortgaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     If recovery on a defaulted Mortgage Loan under any related Primary Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Mortgage Loan is not covered by a Primary Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the Mortgaged Property securing the defaulted Mortgage Loan are less than the principal balance of such Mortgage Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement.

     If the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Master Servicer, exceed the principal balance of such Mortgage Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Protected Account amounts representing its normal servicing compensation with respect to such Mortgage Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Mortgaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Protected Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to such expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. See "Credit Enhancement."

     RECOVERIES UNDER FHA INSURANCE AND VA GUARANTEES. The Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims under any FHA Insurance or VA Guarantees with respect to the Mortgage Loans. See "Credit Enhancement--FHA Insurance; VA Guarantees."

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     A Master Servicer's primary servicing compensation with respect to a Series of Securities will come from the monthly payment to it, out of each interest payment on a Mortgage Loan, of an amount equal to the percentage per annum described in the related Prospectus Supplement of the outstanding principal balance thereof or from such other source as is specified in the related Prospectus Supplement. If the Master Servicer's primary compensation is a percentage of the outstanding principal balance of each Mortgage Loan, such amounts will decrease as the Mortgage Loans amortize. In addition to primary compensation, the Master Servicer or the Sub-Servicers generally will be entitled to retain all assumption fees and late payment charges, to the extent collected from Mortgagors, and any prepayment penalties and, to the extent provided in the related Prospectus Supplement, any interest or other income which may be earned on funds held in any Accounts. Sub-Servicers generally will receive a portion of the Master Servicer's primary compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, to the extent specified in the related Agreement, the Master Servicer may pay from its servicing compensation certain expenses incurred in connection with its servicing of the Mortgage Loans, including, without limitation, payment in certain cases of premiums for insurance policies, guarantees, sureties or other forms of credit enhancement, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Securityholders, and payment of certain other expenses. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and Lenders under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with any defaulted Mortgage Loan as to which it has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

EVIDENCE AS TO COMPLIANCE

     Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers, the Audit Program for Mortgages serviced for Freddie Mac or a program certified by such firm to be comparable, the servicing by or on behalf of the Master Servicer of mortgage loans, agency securities or private mortgage-backed securities, under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Uniform single Audit Program for Mortgage Bankers, the Audit Program for Mortgages serviced for Freddie Mac or such comparable program requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of mortgage loans, agency securities or private mortgage-backed securities by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers, the Audit Program for Mortgages serviced for Freddie Mac or such comparable program (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

     Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by an officer of each Master Servicer to the effect that such Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

     Copies of the annual accountants' statement and the statement of officers of each Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE SELLER

     One or more Master Servicers under each Agreement will be named in the related Prospectus Supplement. Each entity serving as Master Servicer may have normal business relationships with the Seller or the Seller's affiliates.

     The Agreement will provide that a Master Servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law or as otherwise specified in the related Prospectus Supplement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     Each Agreement will further provide that neither the Master Servicer, in certain instances, the Seller nor any director, officer, employee, or agent of the Master Servicer or the Seller will be under any liability to the Trustee, the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Seller nor any such person will be protected against any breach of warranties or representations made in the Agreement or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that the Master Servicer, in certain instances, the Seller and any director, officer, employee or agent of the Master Servicer or the Seller will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Master Servicer nor, in certain instances, the Seller will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Seller may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Seller, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

     Any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Agreement, provided that such person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of Securities of such Series that have been rated.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     POOLING AND SERVICING AGREEMENT; TRUST AGREEMENT; MASTER SERVICING AGREEMENT, "Events of Default" under a Pooling and Servicing Agreement, a Trust Agreement or a Master Servicing Agreement generally will include (i) any failure by the Master Servicer to cause to be deposited in the Securities Account any amount so required to be deposited pursuant to the Agreement, and such failure continues unremedied for two business days or such other time period as is specified in the Agreement; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for 60 days or such other time period as is specified in the Agreement after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Securities of any class evidencing not less than 25% of the aggregate principal amount or interests ("Percentage Interests") evidenced by such class; and (iii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

     If specified in the related Prospectus Supplement, the Pooling and Servicing Agreement, the Trust Agreement or Master Servicing Agreement will permit the Trustee to sell the assets of the Trust Fund in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

     In general, so long as an Event of Default under an Agreement remains unremedied, the Trustee may, and at the direction of holders of Securities evidencing Percentage Interests aggregating not less than 25% of the principal of the related Trust Fund and under such circumstances as may be specified in such Agreement, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement relating to such Trust Fund and in and to the Mortgage Loans, whereupon the Trustee generally will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a Mortgage Loan servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     In general, no Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of such Series evidencing not less than 25% of the aggregate Percentage Interest constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

     INDENTURE. "Events of Default" under the Indenture for each Series of Notes will include: In general, (i) a default for 30 days or more in the payment of any principal of or interest on any Note of such Series; (ii) failure to perform any other covenant of the Trust Fund in the Indenture which continues for a period of 60 days or such other time period as is specified in the Indenture after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within 60 days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Seller or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

     If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the Securityholders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are entitled to payment of principal only, such portion of the principal amount as may be specified in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Securityholders of a majority in aggregate outstanding amount of the Notes of such Series.

     If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal or interest on any Note of such Series for 30 days or more, unless
(a) the Securityholders of 100% of the then aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of Securityholders of 66-2/3% of the then aggregate outstanding amount of the Notes of such Series.

     In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for 30 days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Securityholders of Notes may be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Securityholders of Notes after the occurrence of such an Event of Default.

     In the event the principal of the Notes of a Series is declared due and payable, as described above, the Securityholder of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Securityholders of Notes of such Series, unless such Securityholders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.

THE TRUSTEE

     The identity of the commercial bank, savings and loan association or trust company named as the Trustee for each Series of Securities will be set forth in the related Prospectus Supplement. The entity serving as Trustee may have normal banking relationships with the Seller and its affiliates. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust Fund relating to a Series of Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the applicable Agreement will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee. The Trustee may also appoint agents to perform any of the responsibilities of the Trustee, which agents will have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee will continue to be responsible for its duties and obligations under the Agreement. In the event a Series includes both Notes and Certificates, a separate Trustee identified in the related Prospectus Supplement will serve as Trustee for the Certificates and for the Notes.

DUTIES OF THE TRUSTEE

     The Trustee will not make any representations as to the validity or sufficiency of the Agreement, the Securities or of any assets or related documents. If no Event of Default (as defined in the related Agreement) has occurred, the Trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the Trustee is required to examine them to determine whether they are in the form required by the related Agreement. However, the Trustee will not be responsible for the accuracy or content of any such documents furnished to it by the Securityholders or the Master Servicer under the Agreement.

     The Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that the Trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Securityholders following an Event of Default. The Trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

RESIGNATION OF TRUSTEE

     The Trustee may, upon written notice to the Seller, resign at any time, in which event the Seller will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted the appointment within the period specified in the Agreement after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. The Trustee may also be removed at any time (i) if the Trustee ceases to be eligible to continue as such under the Agreement, (ii) if the Trustee becomes insolvent or (iii) by the Securityholders evidencing over 50% of the aggregate voting rights of the Securities in the Trust Fund upon written notice to the Trustee and to the Seller. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

AMENDMENT

     In general, each Agreement may be amended by the parties thereto, without the consent of any of the Securityholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; or (iii) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders, to change the manner in which the Securities Account, the Protected Account or any other Accounts are maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Securities of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. In general, each Agreement may also be amended by the parties thereto with consent of holders of Securities of such Series evidencing not less than 51% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Trust Assets which are required to be distributed on any Security without the consent of the holder of such Security, or (ii) reduce the aforesaid percentage of Securities of any class of holders which are required to consent to any such amendment without the consent of the holders of all Securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund to fail to qualify as a REMIC.

TERMINATION; OPTIONAL TERMINATION

     The obligations created by each Agreement for a Series of Securities generally will terminate upon the payment to the related Securityholders of all amounts held in any Accounts or by the Master Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment or other liquidation of the last of the Trust Assets subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Assets remaining in the Trust Fund and (ii) the purchase by the Seller, the Master Servicer or other entity specified in the related Prospectus Supplement including, if REMIC or FASIT treatment has been elected, by the holder of the residual interest in the REMIC or FASIT (see "Certain Federal Income Tax Consequences" below), from the related Trust Fund of all of the remaining Trust Assets and all property acquired in respect of Mortgage Assets remaining in the Trust Fund.

     Any such purchase of Trust Assets and property acquired in respect of Mortgage Assets evidenced by a Series of Securities will be made at the option of the Seller or other entity identified in the related Prospectus Supplement, at a price, and in accordance with the procedures, specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Securities, but the right of the Seller or such other entity to so purchase will generally be subject to the principal balance of the related Trust Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Assets at the Cut-off Date for the Series. There may not be sufficient proceeds to pay off the then current balance of and accrued unpaid interest on Securities of such Series outstanding. The foregoing is subject to the provision that if a REMIC or FASIT election is made with respect to a Trust Fund, any repurchase pursuant to clause
(ii) above will be made only in connection with a "qualified liquidation" of the REMIC or the FASIT within the meaning of Section 860F(g)(4) of the Code.


                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

     The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Mortgage Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the appropriate laws of the states in which Mortgage Loans may be originated.

GENERAL

     SINGLE FAMILY LOANS AND MULTIFAMILY LOANS. The Single Family Loans and Multifamily Loans will be secured by mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. The mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

     CONDOMINIUMS. Certain of the Mortgage Loans may be loans secured by condominium units. The condominium building may be a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to condominium ownership. Condominium ownership is a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual condominium unit and also owns a proportionate undivided interest in all parts of the condominium building (other than the other individual condominium units) and all areas or facilities, if any, for the common use of the condominium units. The condominium unit owners appoint or elect the condominium association to govern the affairs of the condominium.

     COOPERATIVES. Certain of the Mortgage Loans may be Cooperative Loans. The Cooperative (i) owns all the real property that comprises the project, including the land and the apartment building comprised of separate dwelling units and common areas or (ii) leases the land generally by a long-term ground lease and owns the apartment building. The Cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the property and/or underlying land, as is generally the case, the Cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with the construction or purchase of the Cooperative's apartment building. The interest of the occupants under proprietary leases or occupancy agreements to which the Cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the Cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the Cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of Cooperative shares or, in the case of a Trust Fund including Cooperative Loans, the collateral securing the Cooperative Loans.

     The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying rights is financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and typically a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares.

     CONTRACTS. Each Contract evidences both (a) the obligation of the obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the Manufactured Home to secure repayment of such loan. The Contracts generally are "chattel paper" as defined in the UCC in effect in the states in which the Manufactured Homes initially were registered. Pursuant to the UCC, the rules governing the sale of chattel paper are similar to those governing the perfection of a security interest in chattel paper. Under the Agreement, the Seller generally will transfer or cause the transfer of physical possession of the Contracts to the Trustee or its custodian. In addition the Seller will make or cause to be made an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the Contracts.

     Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In a few states, where certificates of title are not required for Manufactured Homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC. Such financing statements are effective for five years and must be renewed at the end of each five years. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title issued by the motor vehicles department (or a similar entity) of such state. In the states which have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is generally perfected by the recording of such interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to such office, depending on state law. The Master Servicer generally will be required to effect such notation or delivery of the required documents and fees, and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home is registered. If the Master Servicer fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Trustee may not have a first priority security interest in the Manufactured Home securing a Contract.

     As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may, under certain circumstances, become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a Manufactured Home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Generally, Contracts will contain provisions prohibiting the obligor from permanently attaching the Manufactured Home to its site. So long as the obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site, other parties could obtain an interest in the Manufactured Home which is prior to the security interest originally retained by the Seller and transferred to the Seller.

     The Seller will assign or cause to be assigned a security interest in the Manufactured Homes to the Trustee, on behalf of the Securityholders. In general, neither the Seller, the Master Servicer nor the Trustee will amend the certificates of title to identify the Trustee, on behalf of the Securityholders, as the new secured party and, accordingly, the Seller or the Lender will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. In most states, such assignment is an effective conveyance of such security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the Seller's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest might not be held effective against creditors of the Seller or Lender.

     In the absence of fraud, forgery or permanent affixation of the Manufactured Home to its site by the Manufactured Home owner, or administrative error by state recording officials, the notation of the lien of the Trustee on the certificate of title or delivery of the required documents and fees should be sufficient to protect the Trustee against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the security interest assigned to the Seller and the Trustee is not perfected, such security interest would be subordinate to, among others, subsequent purchasers for value of Manufactured Homes and holders of perfected security interests. There also exists a risk in not identifying the Trustee, on behalf of the Securityholders as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the Trustee could be released.

     If the owner of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after such relocation and thereafter until the owner re-registers the Manufactured Home in such state. If the owner were to relocate a Manufactured Home to another state and re-register the Manufactured Home in such state, and if steps are not taken to re-perfect the Trustee's security interest in such state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the Trustee must surrender possession if it holds the certificate of title to such Manufactured Home or, in the case of Manufactured Homes registered in states which provide for notation of lien, the Master Servicer would receive notice of surrender if the security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the Trustee would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states which do not require a certificate of title for registration of a Manufactured Home, re-registration could defeat perfection. Similarly, when an obligor under a manufactured housing conditional sales contract sells a Manufactured Home, the obligee must surrender possession of the certificate of title or it will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. The Master Servicer will be obligated to take such steps, at the Master Servicer's expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

     Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. The Seller will obtain the representation of the Lender that it has no knowledge of any such liens with respect to any Manufactured Home securing a Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Trustee or Securityholders in the event such a lien arises.

FORECLOSURE/REPOSSESSION

     SINGLE FAMILY LOANS AND MULTIFAMILY LOANS. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. Before such non-judicial sale takes place, typically a notice of sale must be posted in a public place and published during a specific period of time in one or more newspapers, posted on the property, and sent to parties having an interest of record in the property.

     In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorney's fees, which may be recoverable by a lender.

     Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the mortgage is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure. Thereafter, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

     Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

     COOPERATIVE LOANS. The Cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and Bylaws, as well as the proprietary lease or occupancy agreement, and may be canceled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease.

     In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws and existing shareholders and tenants are entitled to remain in the building pursuant to such laws.

     CONTRACTS. The Master Servicer on behalf of the Trustee, to the extent required by the related Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such Contracts in default. So long as the Manufactured Home has not become subject to the real estate law, a creditor can repossess a Manufactured Home securing a Contract by voluntary surrender, by "self-help" repossession that is "peaceful" (I.E., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a Contract must give the debtor a number of days' notice, generally varying from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before such resale. In the event of such repossession and resale of a Manufactured Home, the Trustee would be entitled to be paid out of the sale proceeds before such proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the Manufactured Home securing such a debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments.

     Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral.

RIGHTS OF REDEMPTION

     SINGLE FAMILY LOANS AND MULTIFAMILY LOANS. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

     CONTRACTS. While state laws do not usually require notice to be given debtors prior to repossession, many states do require delivery of a notice of default and of the debtor's right to cure defaults before repossession. The law in most states also requires that the debtor be given notice of sale prior to the resale of the home so that the owner may redeem at or before resale. In addition, the sale must comply with the requirements of the UCC. Manufactured Homes are most often resold through private sale.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have adopted statutory prohibitions restricting the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property sold at the foreclosure sale. As a result of these prohibitions, it is anticipated that in many instances the Master Servicer will not seek deficiency judgments against defaulting mortgagors. Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment for any deficiency following possession and resale of a Manufactured Home. However, some states impose prohibitions or limitations on deficiency judgments in such cases.

     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Mortgage Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments. Some states also have homestead exemption laws which would protect a principal residence from a liquidation in bankruptcy.

     Federal and local real estate tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders and manufactured housing lenders in connection with the origination, servicing and enforcement of Single Family Loans, Cooperative Loans and Contracts. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or contracts.

     The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule") has the effect of subjecting a seller (and certain related creditors and their assignees) in a consumer credit transaction and any assignee of the creditor to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by a debtor on the contract, and the holder of the contract may also be unable to collect amounts still due thereunder.

     Most of the Contracts in a Mortgage Pool will be subject to the requirements of the FTC Rule. Accordingly, the Trustee, as holder of the Contracts, will be subject to any claims or defenses that the purchaser of the related Manufactured Home may assert against the seller of the Manufactured Home, subject to a maximum liability equal to the amounts paid by the obligor on the Contract. If an obligor is successful in asserting any such claim or defense, and if the Lender had or should have had knowledge of such claim or defense, the Master Servicer will have the right to require the Lender to repurchase the Contract because of a breach of its representation and warranty that no claims or defenses exist which would affect the obligor's obligation to make the required payments under the Contract.

     Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

DUE-ON-SALE CLAUSES

     Each conventional Mortgage Loan generally will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan or contract may be accelerated by the mortgagor or secured party. The Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As to loans secured by an owner-occupied residence (which would include a Manufactured Home), the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a Mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Mortgage Loan.

PREPAYMENT CHARGES

     Under certain state laws, prepayment charges may not be imposed after a certain period of time following origination of Single Family Loans, Cooperative Loans or Contracts with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Mortgaged Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Single Family Loans, Cooperative Loans and Contracts. The absence of such a restraint on prepayment, particularly with respect to fixed rate Single Family Loans, Cooperative Loans or Contracts having higher Mortgage Rates or APR's, may increase the likelihood of refinancing or other early retirement of such loans or contracts. Legal restrictions, if any, on prepayment of Multifamily Loans will be described in the related Prospectus Supplement.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     Title V also provides that, subject to the following conditions, state usury limitations will not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayment, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit. Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. In any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted, no Contract which imposes finance charges or provides for discount points or charges in excess of permitted levels will be included in any Trust Fund.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans. In general, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Securities. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

PRODUCT LIABILITY AND RELATED LITIGATION

     Certain environmental and product liability claims may be asserted alleging personal injury or property damage from the existence of certain chemical substances which may be present in building materials. For example, formaldehyde and asbestos have been and in some cases are incorporated into many building materials utilized in manufactured and other housing. As a consequence, lawsuits may arise from time to time asserting claims against manufacturers or builders of the housing, suppliers of component parts, and related persons in the distribution process. Plaintiffs have won such judgments in certain such lawsuits.

     Under the FTC Rule described above, the holder of any Contract secured by a Manufactured Home with respect to which a product liability claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related Contract and may be unable to collect amounts still due under the Contract. In general, the successful assertion of such claim constitutes a breach of a representation or warranty of the Lender, and the Securityholders would suffer a loss only to the extent that (i) the Lender breached its obligation to repurchase the Contract in the event an obligor is successful in asserting such a claim, and (ii) the Lender, the Seller or the Trustee were unsuccessful in asserting any claim of contribution or subrogation on behalf of the Securityholders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde and certain other chemicals in manufactured housing, with the result that recoveries from such manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

     To the extent described in the related Prospectus Supplement, the Mortgage Loans may include installment sales contracts entered into with the builders of the homes located on the Mortgaged Properties. The Mortgagors in some instances may have claims and defenses against the builders which could be asserted against the Trust Fund.

ENVIRONMENTAL CONSIDERATIONS

     Environmental conditions may diminish the value of the Mortgage Assets and give rise to liability of various parties. There are many federal and state environmental laws concerning hazardous waste, hazardous substances, petroleum substances (including heating oil and gasoline), radon and other materials which may affect the property securing the Mortgage Assets. For example, under the Federal Comprehensive Environmental Response Compensation and Liability Act, as amended, and possibly under state law in certain states, a secured party which takes a deed in lieu of foreclosure or purchases a mortgaged property at a foreclosure sale may become liable in certain circumstances for the costs of a remedial action ("Cleanup Costs") if hazardous wastes or hazardous substances have been released or disposed of on the property. Such Cleanup Costs may be substantial. It is possible that such costs could become a liability of the Trust Fund and reduce the amounts otherwise distributable to the Securityholders if a Mortgaged Property securing a Mortgage Loan became the property of the Trust Fund in certain circumstances and if such Cleanup Costs were incurred. Moreover, certain states by statute impose a priority lien for any Cleanup Costs incurred by such state on the property that is the subject of such Cleanup Costs (a "Superlien"). In such states, even prior recorded liens are subordinated to such Superliens. In these states, the security interest of the Trustee in a property that is subject to such a Superlien could be adversely affected.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This section sets forth (i) certain federal income tax opinions of Stroock & Stroock & Lavan LLP, special counsel to the Seller ("Federal Tax Counsel"), and (ii) a summary, based on the advice of Federal Tax Counsel, of the material federal income tax consequences of the purchase, ownership and disposition of Securities. The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. The summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), but much of the discussion is applicable to other investors as well. Because tax consequences may vary based on the status or tax attributes of the owner of a Security, prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Securities. For purposes of this tax discussion (except with respect to information reporting, or where the context indicates otherwise), any reference to the "holder" means the beneficial owner of a Security.

     The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

     The federal income tax consequences with respect to a Series of Securities to holders will vary depending on whether: (i) an election is made to treat the Trust Fund (or certain assets of the Trust Fund) relating to a particular Series of Securities as a real estate mortgage investment conduit ("REMIC") under the Code; (ii) an election is made to treat the Trust Fund (or certain assets of the Trust Fund) as a financial asset securitization investment trust ("FASIT") under the Code; (iii) for federal income tax purposes the Trust Fund is classified as a grantor trust; (iv) for federal income tax purposes the Trust Fund is classified as a partnership or is disregarded as an entity separate from its owner; (v) the Securities represent an ownership interest for federal income tax purposes in some or all of the assets included in the Trust Fund for a Series and/or (vi) the Securities of a Series are classified as indebtedness for federal income tax purposes. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC or FASIT election, if any, will be made with respect to such Series.

REMIC AND FASIT ELECTIONS

     Under the Code, an election may be made with respect to each Trust Fund related to a Series of Securities to treat such Trust Fund or certain assets of such Trust Fund as a REMIC or a FASIT. The Prospectus Supplement for each Series of Securities will indicate whether a REMIC or a FASIT election will be made with respect to the related Trust Fund. To the extent provided in the Prospectus Supplement for a Series, holders may also have the benefit of a Reserve Account and of certain agreements (each, a "Yield Supplement Agreement") under which payment will be made from the Reserve Account or under the Yield Supplement Agreement in the event that interest accrued on the Mortgage Loans at their Mortgage Rates is insufficient to pay interest on the Securities of such Series (a "Basis Risk Shortfall").

REMIC SECURITIES

     GENERAL. The term "REMIC Securities" denotes Securities (or the interests composing Securities) of a Series with respect to which a REMIC election will be made. If a REMIC election with respect to a Trust Fund is to be made, the Prospectus Supplement will designate the Securities of such Series or the interests composing such Securities as "regular interests" ("REMIC Regular Securities"), which where the context so requires includes a reference to each interest composing a Security where such interest has been designated as a regular interest, in lieu of such Securities, in the REMIC (within the meaning of Section 860G(a)(l) of the Code) or as the REMIC Residual Certificates in the REMIC (within the meaning of Section 860G(a)(2) of the Code). With respect to each Series of REMIC Securities, the Trustee will agree in the Agreement to elect to treat the related Trust Fund or certain assets of such Trust Fund as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Upon the issuance of each Series of REMIC Securities, Federal Tax Counsel will deliver its opinion generally to the effect that, with respect to each Series of REMIC Securities for which a REMIC election is to be made, under then existing law, and assuming a proper and timely REMIC election and ongoing compliance with the provisions of the Agreement and applicable provisions of the Code and applicable Treasury regulations, the related Trust Fund or certain assets of such Trust Fund will be a REMIC and the REMIC Securities will be considered to evidence ownership of "regular interests" or "residual interests" within the meaning of the REMIC provisions of the Code.

     ALLOCATION OF PURCHASE PRICE. To the extent provided in the Prospectus Supplement for a Series, holders of REMIC Regular Securities who are entitled to payments from the Reserve Account in the event of a Basis Risk Shortfall will be required to allocate their purchase price between their beneficial ownership interests in the related REMIC regular interests and Yield Supplement Agreements, and will be required to report their income realized with respect to each, calculated taking into account such allocation. In general, such allocation would be based on the respective fair market values of the REMIC regular interests and the related Yield Supplement Agreements on the date of purchase of the related REMIC Regular Security. However, a portion of the purchase price of a REMIC Regular Security should be allocated to accrued but unpaid interest. No representation is or will be made as to the fair market value of the Yield Supplement Agreements or the relative values of the REMIC regular interests and the Yield Supplement Agreements, upon initial issuance of the related REMIC Regular Securities or at any time thereafter. Holders of REMIC Regular Securities are advised to consult their own tax advisors concerning the determination of such fair market values. Under the applicable Agreement, holders of applicable REMIC Regular Securities will agree that, for federal income tax purposes, they will be treated as owners of the respective regular interests and of the corresponding Yield Supplement Agreement.

     STATUS OF REMIC SECURITIES. REMIC Securities will be "real estate assets" for purposes of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or both of those sections, applying each section separately, "qualifying assets") to the extent that the REMIC's assets are qualifying assets, but not to the extent that the REMIC's assets consist of Yield Supplement Agreements. However, if at least 95 percent of the REMIC's assets are qualifying assets, then 100 percent of the REMIC Securities will be qualifying assets. Similarly, income on the REMIC Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the limitations of the preceding two sentences. In addition to the Mortgage Assets, the REMIC's assets will include payments on the Mortgage Assets held pending distribution to holders of REMIC Securities, amounts in Reserve Accounts (if any), other credit enhancements (if any), and possibly buydown funds ("Buydown Funds"). The Mortgage Assets will be qualifying assets under the foregoing sections of the Code except to the extent provided in the Prospectus Supplement. The regulations under Sections 860A through 860G of the Code (the "REMIC Regulations") treat credit enhancements as part of the mortgages or pool of mortgages to which they relate, and therefore credit enhancements generally should be qualifying assets. Regulations issued in conjunction with the REMIC Regulations provide that amounts paid on the Mortgage Assets and held pending distribution to holders of REMIC Securities ("cash flow investments") will be treated as qualifying assets. It is unclear whether amounts in a Reserve Account or Buydown Funds would also constitute qualifying assets. The Prospectus Supplement for each Series will indicate (if applicable) that it has Buydown Funds. The REMIC Securities will not be "residential loans" for purposes of the residential loan requirement of Section 593(g)(4)(B) of the Code.

TIERED REMIC STRUCTURES

     For certain Series of Securities, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such Series of Securities, Federal Tax Counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement and applicable provisions of the Code and applicable Treasury regulations and rulings, the Tiered REMICs will each qualify under then existing law as a REMIC and the REMIC Securities issued by the Tiered REMICs, respectively, will be considered to evidence ownership of "regular interests" or "residual interests" in the related REMIC within the meaning of the REMIC provisions of the Code.

     Solely for purposes of determining whether the REMIC Securities will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and assets described in Section 7701(a)(19)(C) of the Code, and whether the income on such Securities is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.

REMIC REGULAR SECURITIES

     CURRENT INCOME ON REMIC REGULAR SECURITIES-GENERAL. Except as otherwise indicated herein, the REMIC Regular Securities will be treated for federal income tax purposes (but not necessarily for accounting or other purposes) as debt instruments that are issued by the REMIC on the date of issuance of the REMIC Regular Securities and not as beneficial interests in the REMIC or the REMIC's assets. Holders of REMIC Regular Securities who would otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Securities under an accrual method.

     Payments of interest on REMIC Regular Securities may be based on a fixed rate, a variable rate as permitted by the REMIC Regulations, or may consist of a specified portion of the interest payments on qualified mortgages where such portion does not vary during the period the REMIC Regular Security is outstanding. The definition of a variable rate for purposes of the REMIC Regulations is based on the definition of a qualified floating rate for purposes of the rules governing original issue discount set forth in Sections 1271 through 1275 of the Code and the regulations thereunder (the "OID Regulations") with certain modifications and permissible variations. See "--Current Income on REMIC Regular Securities--Original Issue Discount" and "--Variable Rate REMIC Regular Securities" below, for a discussion of the definition of a qualified floating rate for purposes of the OID Regulations. In contrast to the OID Regulations, for purposes of the REMIC Regulations, a qualified floating rate does not include any multiple of a qualified floating rate (also excluding multiples of qualified floating rates that themselves would constitute qualified floating rates under the OID Regulations), and the characterization of a variable rate that is subject to a cap, floor or similar restriction as a qualified floating rate for purposes of the REMIC Regulations will not depend upon the OID Regulations relating to caps, floors, and similar restrictions. See "--Current Income on REMIC Regular Securities--Original Issue Discount" and "--Variable Rate REMIC Regular Securities" below for discussion of the OID Regulations relating to caps, floors and similar restrictions. A qualified floating rate, as defined above for purposes of the REMIC Regulations (a "REMIC qualified floating rate"), qualifies as a variable rate for purposes of the REMIC Regulations if such REMIC qualified floating rate is set at a "current rate" as defined in the OID Regulations. In addition, a rate equal to the highest, lowest or an average of two or more REMIC qualified floating rates qualifies as a variable rate for REMIC purposes. A REMIC Regular Security may also have a variable rate based on a weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC where each qualified mortgage taken into account has a fixed rate or a variable rate that is permissible under the REMIC Regulations. Further, a REMIC Regular Security may have a rate that is the product of a REMIC qualified floating rate or a weighted average rate and a fixed multiplier, is a constant number of basis points more or less than a REMIC qualified floating rate or a weighted average rate, or is the product, plus or minus a constant number of basis points, of a REMIC qualified floating rate or a weighted average rate and a fixed multiplier. An otherwise permissible variable rate for a REMIC Regular Security, described above, will not lose its character as such because it is subject to a floor or a cap, including a "funds available cap" as that term is defined in the REMIC Regulations. Lastly, a REMIC Regular Security will be considered as having a permissible variable rate if it has a fixed or otherwise permissible variable rate during one or more payment or accrual periods and different fixed or otherwise permissible variable rates during other payment or accrual periods.

     ORIGINAL ISSUE DISCOUNT. REMIC Regular Securities of certain Series may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Holders of REMIC Regular Securities issued with original issue discount generally must include original issue discount in gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income, under a method that takes account of the compounding of interest. The Code requires that information with respect to the original issue discount accruing on any REMIC Regular Security be reported periodically to the Internal Revenue Service and to certain categories of holders of such REMIC Regular Securities.

     Each Trust Fund will report original issue discount, if any, to the holders of REMIC Regular Securities based on the OID Regulations. OID Regulations concerning contingent payment debt instruments do not apply to the REMIC Regular Securities.

     The OID Regulations provide that, in the case of debt instruments such as REMIC Regular Securities, (i) the amount and rate of accrual of original issue discount will be calculated based on a reasonable assumed prepayment rate (the "Prepayment Assumption"), and (ii) adjustments will be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the Prepayment Assumption. The method for determining the appropriate assumed prepayment rate will eventually be set forth in Treasury regulations, but those regulations have not yet been issued. The applicable legislative history indicates, however, that such regulations will provide that the assumed prepayment rate for securities such as the REMIC Regular Securities will be the rate used in pricing the initial offering of the securities. The Prospectus Supplement for each Series of REMIC Regular Securities will specify the Prepayment Assumption, but no representation is made that the REMIC Regular Securities will, in fact, prepay at a rate based on the Prepayment Assumption or at any other rate.

     In general, a REMIC Regular Security will be considered to be issued with original issue discount if its stated redemption price at maturity exceeds its issue price. Except as discussed below under "--Payment Lag REMIC Regular Securities; Initial Period Considerations," and "--Qualified Stated Interest," and in the case of certain Variable Rate REMIC Regular Securities (as defined below) and accrual Securities, the stated redemption price at maturity of a REMIC Regular Security is its principal amount. The issue price of a REMIC Regular Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the class of REMIC Regular Securities is sold. The issue price will be reduced if any portion of such price is allocable to a related Yield Supplement Agreement. Notwithstanding the general definition of original issue discount, such discount will be considered to be zero for any REMIC Regular Security on which such discount is less than 0.25% of its stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a REMIC Regular Security apparently is computed for purposes of this DE MINIMIS rule as the sum, for all distributions included in the stated redemption price at maturity of the REMIC Regular Security, of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the Closing Date to the date on which each such distribution is expected to be made, determined under the Prepayment Assumption, by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the REMIC Regular Security's stated redemption price at maturity. The OID Regulations provide that holders will include any DE MINIMIS original issue discount ratably as payments of stated principal are made on the REMIC Regular Securities.

     The holder of a REMIC Regular Security issued with original issue discount must include in gross income the sum of the "daily portions" of such original issue discount for each day during its taxable year on which it held such REMIC Regular Security. In the case of an original holder of a REMIC Regular Security, the daily portions of original issue discount are determined first by calculating the portion of the original issue discount that accrued during each period (an "accrual period") that begins on the day following a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the next succeeding Distribution Date. The original issue discount accruing during each accrual period is then allocated ratably to each day during such period to determine the daily portion of original issue discount for that day.

     The portion of the original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions to be made on the REMIC Regular Security, if any, in future periods and (B) the distributions made on the REMIC Regular Security during the accrual period that are included in such REMIC Regular Security's stated redemption price at maturity, over (ii) the adjusted issue price of such REMIC Regular Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that the REMIC Regular Securities will be prepaid in future periods at a rate computed in accordance with the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the REMIC Regular Securities. For these purposes, the original yield to maturity of the REMIC Regular Securities will be calculated based on their issue price and assuming that the REMIC Regular Securities will be prepaid in accordance with the Prepayment Assumption. The adjusted issue price of a REMIC Regular Security at the beginning of any accrual period will equal the issue price of such REMIC Regular Security, increased by the portion of the original issue discount that has accrued during prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Security in prior accrual periods that were included in such REMIC Regular Security's stated redemption price at maturity.

     The daily portions of original issue discount may increase or decrease depending on the extent to which the actual rate of prepayments diverges from the Prepayment Assumption. If original issue discount accruing during any accrual period computed as described above is negative, it is likely that a holder will be entitled to offset such amount only against positive original issue discount accruing on such REMIC Regular Security in future accrual periods. Although not entirely free from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which such holder is entitled. It is unclear whether the Prepayment Assumption is taken into account for this purpose.

     A subsequent holder that purchases a REMIC Regular Security issued with original issue discount at a cost that is less than its remaining stated redemption price at maturity will also generally be required to include in gross income, for each day on which it holds such REMIC Regular Security, the daily portions of original issue discount with respect to the REMIC Regular Security, calculated as described above. However, if (i) the excess of the remaining stated redemption price at maturity over such cost is less than (ii) the aggregate amount of such daily portions for all days after the date of purchase until final retirement of such REMIC Regular Security, then such daily portions will be reduced proportionately in determining the income of such holder.

     QUALIFIED STATED INTEREST. Interest payable on a REMIC Regular Security which qualifies as "qualified stated interest" for purposes of the OID Regulations will not be includable in the stated redemption price at maturity of the REMIC Regular Security. Accordingly, if the interest on a REMIC Regular Security does not constitute "qualified stated interest," the REMIC Regular Security will have original issue discount. Interest payments will not qualify as qualified stated interest unless the interest payments are "unconditionally payable." The OID Regulations state that interest is unconditionally payable if reasonable legal remedies exist to compel timely payment, or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment (other than a late payment that occurs within a reasonable grace period) or nonpayment of interest a remote contingency, as defined in the OID Regulations. It is unclear whether the terms and conditions of the Mortgage Assets underlying the REMIC Regular Securities or the terms and conditions of the REMIC Regular Securities are considered when determining whether the likelihood of late payment or nonpayment of interest is a remote contingency. Any terms or conditions that do not reflect arm's length dealing or that the holder does not intend to enforce are not considered.

     PREMIUM. A purchaser of a REMIC Regular Security that purchases such REMIC Regular Security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such REMIC Regular Security at a premium, and may, under Section 171 of the Code, elect to amortize such premium under a constant yield method over the life of the REMIC Regular Security. The Prepayment Assumption is probably taken into account in determining the life of the REMIC Regular Security for this purpose. Except as provided in regulations, amortizable premium will be treated as an offset to interest income on the REMIC Regular Security.


     PAYMENT LAG REMIC REGULAR SECURITIES; INITIAL PERIOD CONSIDERATIONS. Certain REMIC Regular Securities will provide for distributions of interest based on a period that is the same length as the interval between Distribution Dates but ends prior to each Distribution Date. Any interest that accrues prior to the Closing Date may be treated under the OID Regulations either (i) as part of the issue price and the stated redemption price at maturity of the REMIC Regular Securities or (ii) as not included in the issue price or the stated redemption price. The OID Regulations provide a special application of the DE MINIMIS rule for debt instruments with long first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether original issue discount is DE MINIMIS, the OID Regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess (if any) of the instrument's stated principal amount over its issue price.

     VARIABLE RATE REMIC REGULAR SECURITIES. Under the OID Regulations, REMIC Regular Securities paying interest at a variable rate (a "Variable Rate REMIC Regular Security") are subject to special rules. A Variable Rate REMIC Regular Security will qualify as a "variable rate debt instrument" if (i) its issue price does not exceed the total noncontingent principal payments due under the Variable Rate REMIC Regular Security by more than a specified DE MINIMIS amount;
(ii) it provides for stated interest, paid or compounded at least annually, at
(a) one or more qualified floating rates, (b) a single fixed rate and one or more qualified floating rates, (c) a single objective rate or (d) a single fixed rate and a single objective rate that is a qualified inverse floating rate; and
(iii) it does not provide for any principal payments that are contingent, as defined in the OID Regulations, except as provided in (i), above. Because the OID Regulations relating to contingent payment debt instruments do not apply to REMIC regular interests, principal payments on the REMIC Regular Securities should not be considered contingent for this purpose.

     A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Variable Rate REMIC Regular Security is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Regulations. However, a variable rate equal to (i) the product of a qualified floating rate and a fixed multiple that is greater than
0.65 but not more than 1.35 or (ii) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Regulations. In addition, under the OID Regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Variable Rate REMIC Regular Security will be treated as a single qualified floating rate (a "Presumed Single Qualified Floating Rate"). Two or more qualified floating rates with values within 25 basis points of each other as determined on the Variable Rate REMIC Regular Security's issue date will be conclusively presumed to be a Presumed Single Qualified Floating Rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate, but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate for purposes of the OID Regulations unless the restriction is fixed throughout the term of the Variable Rate REMIC Regular Security or the restriction is not reasonably expected as of the issue date to significantly affect the yield of the Variable Rate REMIC Regular Security.

     An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon objective financial or economic information. The OID Regulations also provide that other variable rates may be treated as objective rates if so designated by the Internal Revenue Service in the future. An interest rate on a REMIC Regular Security that is the weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC should constitute an objective rate. Despite the foregoing, a variable rate of interest on a Variable Rate REMIC Regular Security will not constitute an objective rate if it is reasonably expected that the average value of such rate during the first half of the Variable Rate REMIC Regular Security's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the Variable Rate REMIC Regular Security's term. Further, an objective rate does not include a rate that is based on information that is within the control of the issuer (or a party related to the issuer) or that is unique to the circumstances of the issuer (or a party related to the issuer). An objective rate will qualify as a "qualified inverse floating rate" if such rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. The OID Regulations also provide that if a Variable Rate REMIC Regular Security provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the Variable Rate REMIC Regular Security's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be (a "Presumed Single Variable Rate"). If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the Variable Rate REMIC Regular Security's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.

     For Variable Rate REMIC Regular Securities that qualify as a "variable rate debt instrument" under the OID Regulations and provide for interest at either a single qualified floating rate, a single objective rate, a Presumed Single Qualified Floating Rate or a Presumed Single Variable Rate throughout the term (a "Single Variable Rate REMIC Regular Security"), original issue discount is computed as described above in "--Current Income on REMIC Regular Securities--Original Issue Discount" based on the following: (i) stated interest on the Single Variable Rate REMIC Regular Security which is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually will constitute qualified stated interest; (ii) by assuming that the variable rate on the Single Variable Rate REMIC Security is a fixed rate equal to: (a) in the case of a Single Variable Rate REMIC Regular Security with a qualified floating rate or a qualified inverse floating rate, the value, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or (b) in the case of a Single Variable Rate REMIC Regular Security with an objective rate (other than a qualified inverse floating rate), a fixed rate which reflects the reasonably expected yield for such Single Variable Rate REMIC Regular Security; and (iii) the qualified stated interest allocable to an accrual period is increased (or decreased) if the interest actually paid during an accrual period exceeds (or is less than) the interest assumed to be paid under the assumed fixed rate described in (ii), above.

     In general, any Variable Rate REMIC Regular Security other than a Single Variable Rate REMIC Regular Security(a "Multiple Variable Rate REMIC Regular Security") that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of original issue discount and qualified stated interest on the Multiple Variable Rate REMIC Regular Security. The OID Regulations generally require that such a Multiple Variable Rate REMIC Regular Security be converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the Multiple Variable Rate REMIC Regular Security with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the Multiple Variable Rate REMIC Regular Security's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the Multiple Variable Rate REMIC Regular Security is converted into a fixed rate that reflects the yield that is reasonably expected for the Multiple Variable Rate REMIC Regular Security. (A Multiple Variable Rate REMIC Regular Security may not bear more than one objective rate.) In the case of a Multiple Variable Rate REMIC Regular Security that qualifies as a "variable rate debt instrument" and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Multiple Variable Rate REMIC Regular Security provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Multiple Variable Rate REMIC Regular Security as of the Multiple Variable Rate REMIC Regular Security's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Multiple Variable Rate REMIC Regular Security is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

     Once the Multiple Variable Rate REMIC Regular Security is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amounts of original issue discount and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the original issue discount rules to the "equivalent" fixed rate debt instrument in the manner described above in "--Current Income on REMIC Regular Securities--Original Issue Discount." A holder of the Multiple Variable Rate REMIC Regular Security will account for such original issue discount and qualified stated interest as if the holder held the "equivalent" fixed rate debt instrument. In each accrual period, appropriate adjustments will be made to the amount of qualified stated interest or original issue discount assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the Multiple Variable Rate REMIC Regular Security during the accrual period.

     If a Variable Rate REMIC Regular Security does not qualify as a "variable rate debt instrument" under the OID Regulations, then the Variable Rate REMIC Regular Security would be treated as a contingent payment debt obligation. It is not clear under current law how a Variable Rate REMIC Regular Security would be taxed if such REMIC Regular Security were treated as a contingent payment debt obligation since the OID Regulations relating to contingent payment debt obligations do not apply to REMIC regular interests.

     INTEREST-ONLY REMIC REGULAR SECURITIES. The Trust Fund intends to report income from interest-only REMIC Regular Securities to the Internal Revenue Service and to holders of interest-only REMIC Regular Securities based on the assumption that the stated redemption price at maturity is equal to the sum of all payments determined under the Prepayment Assumption. As a result, such interest-only REMIC Regular Securities will be treated as having original issue discount.

     MARKET DISCOUNT. A holder that acquires a REMIC Regular Security at a market discount (that is, a discount that exceeds any unaccrued original issue discount) will recognize gain upon receipt of a principal distribution, regardless of whether the distribution is scheduled or is a prepayment. In particular, the holder of a REMIC Regular Security will be required to allocate that principal distribution first to the portion of the market discount on such REMIC Regular Security that has accrued but has not previously been includable in income, and will recognize ordinary income to that extent. In general terms, unless Treasury regulations when issued provide otherwise, market discount on a REMIC Regular Security may be treated, at the election of the holder of the REMIC Regular Security, as accruing either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of original issue discount (or, if there is no original issue discount, in proportion to stated interest at the Interest Rate).

     In addition, a holder may be required to defer deductions for a portion of the holder's interest expense on any debt incurred or continued to purchase or carry a REMIC Regular Security purchased with market discount. The deferred portion of any interest deduction would not exceed the portion of the market discount on the REMIC Regular Security that accrues during the taxable year in which such interest would otherwise be deductible and, in general, would be deductible when such market discount is included in income upon receipt of a principal distribution on, or upon the sale of, the REMIC Regular Security. The Code requires that information necessary to compute accruals of market discount be reported periodically to the Internal Revenue Service and to certain categories of holders of REMIC Regular Securities.

     Notwithstanding the above rules, market discount on a REMIC Regular Security will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such REMIC Regular Security multiplied by its weighted average remaining life. Weighted average remaining life presumably is calculated in a manner similar to weighted average life (described above under "--Current Income on REMIC Regular Securities--Original Issue Discount"), taking into account distributions (including prepayments) prior to the date of acquisition of such REMIC Regular Security by the subsequent purchaser. If market discount on a REMIC Regular Security is treated as zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on such REMIC Regular Security in proportion to the amounts of such principal distributions, and when each such distribution is made, gain equal to the discount, if any, allocated to the distribution will be recognized.

     ELECTION TO TREAT ALL INTEREST UNDER THE CONSTANT YIELD RULES. The OID Regulations provide that the holder of a debt instrument issued after April 4, 1994 may elect to include in gross income all interest that accrues on such debt instrument using the constant yield method. For purposes of this election, interest includes stated interest, original issue discount, and market discount, as adjusted to account for any premium. Holders of REMIC Regular Securities should consult their own tax advisors regarding the availability or advisability of such an election.

     SINGLE-CLASS REMICS. In the case of "single-class REMICs," certain expenses of the REMIC will be allocated to the holders of the REMIC Regular Securities. The deductibility of such expenses may be subject to certain limitations. See "--Deductibility of Trust Fund Expenses" below.

     SALES OF REMIC REGULAR SECURITIES. If a REMIC Regular Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Regular Security. A holder's adjusted basis in a REMIC Regular Security generally equals the cost of the REMIC Regular Security to the holder, increased by income reported by the holder with respect to the REMIC Regular Security and reduced (but not below zero) by distributions on the REMIC Regular Security received by the holder and by amortized premium. Except as indicated in the next two paragraphs, any such gain or loss generally will be capital gain or loss provided the REMIC Regular Security is held as a capital asset.

     Gain from the sale of a REMIC Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's income with respect to the REMIC Regular Security had income accrued thereon at a rate equal to 110% of "the applicable federal rate" (generally, an average of current yields on Treasury securities), determined as of the date of purchase of the REMIC Regular Security, over (ii) the amount actually includable in the seller's income. In addition, gain recognized on the sale of a REMIC Regular Security by a seller who purchased the REMIC Regular Security at a market discount would be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period the REMIC Regular Security was held by such seller, reduced by any market discount includable in income under the rules described above under "--Current Income on REMIC Regular Securities--Market Discount."

     REMIC Regular Securities will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from a sale of a REMIC Regular Security by a bank or other financial institution to which such section applies would be ordinary income or loss.

     TERMINATION. The REMIC will terminate, if not earlier, shortly following the REMIC's receipt of the final payment in respect of the underlying qualified mortgages. The last distribution on a REMIC Regular Security should be treated as a payment in full retirement of a debt instrument.

TAX TREATMENT OF YIELD SUPPLEMENT AGREEMENTS

     Whether a holder of a REMIC Regular Security of a Series will have a separate contractual right to payments under a Yield Supplement Agreement, and the tax treatment of such payments, if any, will be addressed in the related Prospectus Supplement.

REMIC RESIDUAL CERTIFICATES

     Because the REMIC Residual Certificates will be treated as "residual interests" in the REMIC, each holder of a REMIC Residual Certificate will be required to take into account its daily portion of the taxable income or net loss of the REMIC for each day during the calendar year on which it holds its REMIC Residual Certificate. The daily portion is determined by allocating to each day in a calendar quarter a ratable portion of the taxable income or net loss of the REMIC for that quarter and allocating such daily amounts among the holders on such day in proportion to their holdings. All income or loss of the REMIC taken into account by a holder of a REMIC Residual Certificate must be treated as ordinary income or loss as the case may be. Income from residual interests is "portfolio income" which cannot be offset by "passive activity losses" in the hands of individuals or other persons subject to the passive loss rules. The Code also provides that all residual interests must be issued on the REMIC's startup day and designated as such. For this purpose, "startup day" means the day on which the REMIC issues all of its regular and residual interests, and under the REMIC Regulations may, in the case of a REMIC to which property is contributed over a period of up to ten consecutive days, be any day designated by the REMIC within such period.

     The taxable income of the REMIC, for purposes of determining the amounts taken into account by holders of REMIC Residual Certificates, is determined in the same manner as in the case of an individual, with certain exceptions. The accrual method of accounting must be used and the taxable year of the REMIC must be the calendar year. The basis of property contributed to the REMIC in exchange for regular or residual interests is its fair market value immediately after the transfer. The REMIC Regulations determine the fair market value of the contributed property by deeming it equal to the aggregate issue prices of all regular and residual interests in the REMIC.

     A REMIC Regular Security will be considered indebtedness of the REMIC. Market discount on any of the Mortgage Assets held by the REMIC must be included in the income of the REMIC as it accrues, rather than being included in income only upon sale of the Mortgage Assets or as principal on the Mortgage Assets is paid. The REMIC is not entitled to any personal exemptions or to deductions for taxes paid to foreign countries and U.S. possessions, charitable contributions or net operating losses, or to certain other deductions to which individuals are generally entitled. Income or loss in connection with a "prohibited transaction" is disregarded. See "--Prohibited Transactions."

     As previously discussed, the timing of recognition of negative original issue discount, if any, on a REMIC Regular Security is uncertain. As a result, the timing of recognition of the related REMIC taxable income is also uncertain. Although not entirely free from doubt, the related REMIC taxable income may be recognized when the adjusted issue price of such REMIC Regular Security would exceed the maximum amount of future payments with respect to such REMIC Regular Security. It is unclear whether the Prepayment Assumption is taken into account for this purpose.

     A REMIC Residual Certificate has a tax basis in its holder's hands that is distinct from the REMIC's basis in its assets. The tax basis of a REMIC Residual Certificate in its holder's hands will be its cost (I.E., the purchase price of the REMIC Residual Certificate), and will be reduced (but not below zero) by the holder's share of cash distributions and losses and increased by its share of taxable income from the REMIC.

     If, in any year, cash distributions to a holder of a REMIC Residual Certificate exceed its share of the REMIC's taxable income, the excess will constitute a return of capital to the extent of the holder's basis in its REMIC Residual Certificate. A return of capital is not treated as income for federal income tax purposes, but will reduce the tax basis of the holder in its REMIC Residual Certificate (but not below zero). If a REMIC Residual Certificate's basis is reduced to zero, any cash distributions with respect to that REMIC Residual Certificate in any taxable year in excess of its share of the REMIC's income would be taxable to the holder as gain on the sale or exchange of its interest in the REMIC.

     The losses of the REMIC taken into account by a holder of a REMIC Residual Certificate in any quarter may not exceed the holder's basis in its REMIC Residual Certificate. Any excess losses may be carried forward indefinitely to future quarters subject to the same limitation.

     There is no REMIC counterpart to the partnership election under Code
Section 754 to increase or decrease the partnership's basis in its assets by reference to the adjusted basis to subsequent partners of their partnership interest. Consequently, a subsequent purchaser of a REMIC Residual Certificate at a premium will not be able to use the premium to reduce its share of the REMIC's taxable income.

     MISMATCHING OF INCOME AND DEDUCTIONS. The taxable income recognized by the holder of a REMIC Residual Certificate in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and discount income (or deductions for amortization of premium) with respect to qualified mortgages, on the one hand, and the timing of deductions for interest (including original issue discount) on the REMIC Regular Securities, on the other. In the case of multiple classes of REMIC Regular Securities issued at different yields, and having different weighted average lives, taxable income recognized by the holders of REMIC Residual Certificates may be greater than cash flow in earlier years of the REMIC (with a corresponding taxable loss or less taxable income than cash flow in later years). This may result from the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Securities, will increase over time as the shorter term, lower yielding classes of REMIC Regular Securities are paid, whereas interest income from the Mortgage Assets may not increase over time as a percentage of the outstanding principal amount of the Mortgage Assets.

     In the case of Tiered REMICs, the OID Regulations provide that the regular interests in the REMIC which directly owns the Mortgage Assets (the "Lower Tier REMIC") will be treated as a single debt instrument for purposes of the original issue discount provisions. Therefore, the Trust Fund will calculate the taxable income of Tiered REMICs by treating the Lower Tier REMIC regular interests as a single debt instrument.

     EXCESS INCLUSIONS. Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to certain special rules. The excess inclusions with respect to a REMIC Residual Certificate are equal to the excess, if any, of its share of REMIC taxable income for the quarterly period over the sum of the daily accruals for such quarterly period. The daily accrual for any day on which the REMIC Residual Certificate is held is determined by allocating to each day in a quarter its allocable share of the product of (A) 120% of the long-term applicable federal rate (for quarterly compounding) that would have applied to the REMIC Residual Certificates (if they were debt instruments) on the closing date under Section 1274(d)(1) and (B) of the Code the adjusted issue price of such REMIC Residual Certificates at the beginning of a quarterly period. For this purpose, the adjusted issue price of such REMIC Residual Certificate at the beginning of a quarterly period is the issue price of such Securities plus the amount of the daily accruals of REMIC taxable income for all prior quarters, decreased by any distributions made with respect to such Securities prior to the beginning of such quarterly period.

     The excess inclusions of a REMIC Residual Certificate may not be offset by other deductions, including net operating loss carryforwards, on a holder's return.

     Recently enacted provisions governing the relationship between excess inclusions and the alternative minimum tax provide that (i) the alternative minimum taxable income of a taxpayer is based on the taxpayer's regular taxable income computed without regard to the rule that taxable income cannot be less than the amount of excess inclusions, (ii) the alternative minimum taxable income of a taxpayer for a taxable year cannot be less than the amount of excess inclusions for that year, and (iii) the amount of any alternative minimum tax net operating loss is computed without regard to any excess inclusions. While these provisions are generally effective for tax years beginning after December 31, 1986, a taxpayer may elect to have these provisions apply only with respect to tax years beginning after August 20, 1996.

     If the holder of a REMIC Residual Certificate is an organization subject to the tax on unrelated business income imposed by Section 511 of the Code, the excess inclusions will be treated as unrelated business taxable income of such holder for purposes of Section 511 of the Code. In addition, the Code provides that under Treasury regulations, if a real estate investment trust ("REIT") owns a REMIC Residual Certificate, to the extent excess inclusions of the REIT exceed its real estate investment trust taxable income (excluding net capital gains), the excess inclusions would be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Excess inclusions derived by regulated investment companies ("RICs"), common trust funds, and subchapter T cooperatives must be allocated to the shareholders of such entities using rules similar to those applicable to REITs. The Internal Revenue Service has not yet adopted or proposed such regulations as to REITs, RICs, or similar entities. A life insurance company cannot adjust its reserve with respect to variable contracts to the extent of any excess inclusion, except as provided in regulations.

     The Internal Revenue Service has authority to promulgate regulations providing that if the aggregate value of the REMIC Residual Certificates is not considered to be "significant," then the entire share of REMIC taxable income of a holder of a REMIC Residual Certificate may be treated as excess inclusions subject to the foregoing limitations. This authority has not been exercised to date.

     PROHIBITED TRANSACTIONS. A REMIC is subject to tax at a rate of 100 percent on any net income it derives from "prohibited transactions." In general, "prohibited transaction" means the disposition of a qualified mortgage other than pursuant to specified exceptions, the receipt of income as compensation for services, the receipt of income from a source other than a qualified mortgage or certain other permitted investments, or gain from the disposition of an asset representing a temporary investment of payments on the qualified mortgages pending distribution on the REMIC Securities. In addition, a tax is imposed on a REMIC equal to 100 percent of the value of certain property contributed to the REMIC after its "startup day." No REMIC in which interests are offered hereunder will accept contributions that would cause it to be subject to such tax. This provision will not affect a REMIC's ability in accordance with the Agreement to accept substitute Mortgage Assets or to sell defective Mortgage Assets.

     A REMIC is subject to a tax (deductible from its income) on any "net income from foreclosure property" (determined in accordance with Section 857(b)(4)(B) of the Code as if the REMIC were a REIT).

     Any tax described in the two preceding paragraphs that may be imposed on a Trust Fund initially would be borne by the REMIC Residual Certificates in the related REMIC rather than by the REMIC Regular Securities, unless otherwise specified in the Prospectus Supplement.

     DEALERS' ABILITY TO MARK TO MARKET REMIC RESIDUAL CERTIFICATES. Treasury regulations provide that all REMIC Residual Certificates acquired on or after January 4, 1995 are not securities and cannot be marked to market pursuant to
Section 475 of the Code.

TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     TAX ON DISPOSITION OF REMIC RESIDUAL CERTIFICATES. The sale of a REMIC Residual Certificate by a holder will result in gain or loss equal to the difference between the amount realized on the sale and the adjusted basis of the REMIC Residual Certificate.

     If the seller of a REMIC Residual Certificate held the REMIC Residual Certificate as a capital asset, the gain or loss generally will be capital gain or loss. However, under Section 582(c) of the Code, the sale of a REMIC Residual Certificate by certain banks and other financial institutions will be considered a sale of property other than a capital asset, resulting in ordinary income or loss. Although the tax treatment with respect to a REMIC Residual Certificate that has unrecovered basis after all funds of the Trust Fund have been distributed is unclear, the holder presumably would be entitled to claim a loss in the amount of the unrecovered basis.

     The Code provides that, except as provided in Treasury regulations (which have not yet been issued), if a holder sells a REMIC Residual Certificate and acquires the same or other REMIC Residual Certificates, residual interests in another REMIC, or any similar interests in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the seller on the sale generally will not be currently deductible.

     A tax is imposed on the transfer of any residual interest in a REMIC to a "disqualified organization." The tax is imposed on the transferor, or, where the transfer is made through an agent of the disqualified organization, on the agent. "Disqualified organizations" include for this purpose the United States, any State or political subdivision thereof, any foreign government, any international organization or agency or instrumentality of the foregoing (with an exception for certain taxable instrumentalities of the United States, of a State or of a political subdivision thereof), any rural electrical and telephone cooperative, and any tax-exempt entity (other than certain farmers' cooperatives) not subject to the tax on unrelated business income.

     The amount of tax to be paid by the transferor on a transfer to a disqualified organization is equal to the present value of the total anticipated excess inclusions for periods after such transfer with respect to the interest transferred multiplied by the highest corporate rate of tax. The transferor (or agent, as the case may be) will be relieved of liability so long as the transferee furnishes an affidavit that it is not a disqualified organization and the transferor or agent does not have actual knowledge that the affidavit is false. Under the REMIC Regulations, an affidavit will be sufficient if the transferee furnishes (A) a social security number, and states under penalties of perjury that the social security number is that of the transferee, or (B) a statement under penalties of perjury that it is not a disqualified organization.

     TREATMENT OF PAYMENTS TO A TRANSFEREE IN CONSIDERATION OF TRANSFER OF A REMIC RESIDUAL CERTIFICATE. The federal income tax consequences of any consideration paid to a transferee on a transfer of an interest in a REMIC Residual Certificate are unclear. The preamble to the REMIC Regulations indicates that the Internal Revenue Service is considering the tax treatment of these types of residual interests. A transferee of such an interest should consult its own tax advisors.

     RESTRICTIONS ON TRANSFER; HOLDING BY PASS-THROUGH ENTITIES. An entity or segregated pool of assets cannot qualify as a REMIC absent reasonable arrangements designed to ensure that (1) residual interests in such entity or segregated pool are not held by disqualified organizations and (2) information necessary to calculate the tax due on transfers to disqualified organizations (I.E., a computation of the present value of the excess inclusions) is made available by the REMIC. The governing instruments of a Trust Fund will contain provisions designed to ensure the foregoing, and any transferee of a REMIC Residual Certificate must execute and deliver an affidavit stating that neither the transferee nor any person for whose account such transferee is acquiring the REMIC Residual Certificate is a disqualified organization. In addition, as to the requirement that reasonable arrangements be made to ensure that disqualified organizations do not hold a residual interest in the REMIC, the REMIC Regulations require that notice of the prohibition be provided either through a legend on the certificate that evidences ownership, or through a conspicuous statement in the prospectus or other offering document used to offer the residual interest for sale. As to the requirement that sufficient information be made available to calculate the tax on transfers to disqualified organizations (or the tax, discussed below, on pass-through entities, interests in which are held by disqualified organizations), the REMIC Regulations further require that such information also be provided to the Internal Revenue Service.

     A tax is imposed on "pass-through entities" holding residual interests where a disqualified organization is a record holder of an interest in the pass-through entity. "Pass-through entity" is defined for this purpose to include RICs, REITs, common trust funds, partnerships, trusts, estates and subchapter T cooperatives. Except as provided in regulations, nominees holding interests in a "pass-through entity" for another person will also be treated as "pass-through entities" for this purpose. The tax is equal to the amount of excess inclusions allocable to the disqualified organization for the taxable year multiplied by the highest corporate rate of tax, and is deductible by the "pass-through entity" against the gross amount of ordinary income of the entity.

     The Agreement provides that any attempted transfer of a beneficial or record interest in a REMIC Residual Certificate will be null and void unless the proposed transferee provides to the Trustee an affidavit that such transferee is not a disqualified organization.

     For taxable years beginning after December 31, 1997, all partners of certain "electing large partnerships" having 100 or more number of partners will be treated as disqualified organizations for purposes of the tax imposed on pass-through entities if such partnerships hold residual interests in a REMIC. In addition, 70 percent of an electing large partnership's miscellaneous itemized deductions will be disallowed, including deductions for servicing and guaranty fees and any expenses of the REMIC, although the remaining deductions will not be subject to the 2 percent floor applicable to individual partners. See "--Deductibility of Trust Fund Expenses" below.

     The REMIC Regulations provide that a transfer of a "noneconomic residual interest" will be disregarded for all federal income tax purposes unless impeding the assessment or collection of tax was not a significant purpose of the transfer. A residual interest will be treated as a "noneconomic residual interest" unless, at the time of the transfer (1) the present value of the expected future distributions on the residual interest at least equals the product of (x) the present value of all anticipated excess inclusions with respect to the residual interest and (y) the highest corporate tax rate, and (2) the transferor reasonably expects that for each anticipated excess inclusion, the transferee will receive distributions from the REMIC, at or after the time at which taxes on such excess inclusion accrue, sufficient to pay the taxes thereon. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor will be presumed not to have improper knowledge if (i) the transferor conducts, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they came due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future, and (ii) the transferee represents to the transferor that (A) the transferee understands that it might incur tax liabilities in excess of any cash received with respect to the residual interest and (B) the transferee intends to pay the taxes associated with owning the residual interest as they come due. Any transferee of a REMIC Residual Certificate must execute and deliver to the transferor an affidavit containing the representations described in (ii) above. A different formulation of this rule applies to transfers of REMIC Residual Certificates by or to foreign transferees. See "--Foreign Investors in REMIC Securities" below.

DEDUCTIBILITY OF TRUST FUND EXPENSES

     A holder of REMIC Securities that is an individual, estate or trust will be subject to the limitation with respect to certain itemized deductions described in Section 67 of the Code, to the extent that such deductions, in the aggregate, do not exceed two percent of the holder's adjusted gross income, and such holder may not be able to deduct such fees and expenses to any extent in computing such holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the "applicable amount" ($100,000 (or $50,000 in the case of a separate return by a married individual), adjusted for changes in the cost of living subsequent to 1990) will be reduced by the lesser of (i) 3 percent of the excess of adjusted gross income over the applicable amount, or
(ii) 80 percent of the amount of itemized deductions otherwise allowable for such taxable year. Such deductions will include servicing, guarantee, and administrative fees paid to the Master Servicer of the Mortgage Assets. These deductions will be allocated entirely to the holders of the REMIC Residual Certificates in the case of REMIC Trust Funds with multiple classes of REMIC Regular Securities that do not pay their principal amounts ratably. As a result, the REMIC will report additional taxable income to holders of REMIC Residual Certificates in an amount equal to their allocable share of such deductions, and individuals, estates, or trusts holding an interest in such REMIC Residual Certificates may have taxable income in excess of the cash received. In the case of a "single-class REMIC," the expenses will be allocated, under Treasury regulations, among the holders of the REMIC Regular Securities and the REMIC Residual Certificates on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a REMIC Regular Security who is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including REITs), the deductibility of such expenses will be subject to the limitations described above. The reduction or disallowance of these deductions may have a significant impact on the yield of REMIC Regular Securities to such a holder. In general terms, a single-class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single-class REMIC rules.

FOREIGN INVESTORS IN REMIC SECURITIES

     REMIC REGULAR SECURITIES. Except as discussed below, a holder of a REMIC Regular Security who is not a "United States person" (as defined below) generally will not be subject to United States income or withholding tax in respect of a distribution on a REMIC Regular Security, provided that (i) the holder complies to the extent necessary with certain identification requirements, including timely delivery of a statement, signed by the holder of the REMIC Regular Security under penalties of perjury, certifying that the holder of the REMIC Regular Security is not a United States person and providing the name and address of the holder, (ii) the holder is not a "10-percent shareholder" within the meaning of Section 871(h)(3)(B) of the Code, which could be interpreted to apply to a holder of a REMIC Regular Security who holds a direct or indirect 10 percent interest in the REMIC Residual Certificates, (iii) the holder is not a "controlled foreign corporation" (as defined in the Code) related to the REMIC or related to a 10 percent holder of a residual interest in the REMIC, and (iv) the holder is not engaged in a United States trade or business, or otherwise subject to federal income tax as a result of any direct or indirect connection to the United States other than through its ownership of a REMIC Regular Security. For these purposes, the term "United States person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is includable in gross income for United States federal income taxation regardless of its source, and (iv) a trust for which one or more United States fiduciaries have the authority to control all substantial decisions and for which a court of the United States can exercise primary supervision over the trust's administration. For years beginning before January 1, 1997, the term "United States person" shall include a trust whose income is includible in gross income for United States federal income taxation regardless of source, in lieu of trusts described in (iv) above, unless the trust elects to have its United States status determined under the criteria set forth in (iv) above for tax years ending after August 20, 1996. Recently issued Treasury regulations (the "Final Withholding Regulations"), which are generally effective with respect to payments made after December 31, 1999, consolidate and modify the current certification requirements and means by which a holder may claim exemption from United States federal income tax withholding and provide certain presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor. All holders should consult their tax advisers regarding the application of the Final Withholding Regulations.

     REMIC RESIDUAL CERTIFICATES. The Conference Report to the Tax Reform Act of 1986 states that amounts paid to foreign persons with respect to residual interests should be considered interest for purposes of the withholding rules. Interest paid to a foreign person which is not effectively connected with a trade or business of the foreign person in the United States is subject to a 30% withholding tax. The withholding tax on interest does not apply, however, to "portfolio interest" (if certain certifications as to beneficial ownership are made, as discussed above under "--Foreign Investors in REMIC Securities--REMIC Regular Securities") or to the extent a tax treaty reduces or eliminates the tax. Treasury regulations provide that amounts paid with respect to residual interests qualify as portfolio interest only if interest on the qualified mortgages held by the REMIC qualifies as portfolio interest. Generally, interest on the Mortgage Assets held by a Trust Fund will not qualify as portfolio interest, although interest on the Private Mortgage-Backed Securities, other pass-through certificates, or REMIC regular interests held by a Trust Fund may qualify. In any case, a holder of a REMIC Residual Certificate will not be entitled to the portfolio interest exception from the 30% withholding tax (or to any treaty exemption or rate reduction) for that portion of a payment that constitutes excess inclusions. Generally, the withholding tax will be imposed when REMIC gross income is paid or distributed to the holder of a residual interest or there is a disposition of the residual interest.

     The REMIC Regulations provide that a transfer of a REMIC Residual Certificate to a foreign transferee will be disregarded for all federal income tax purposes if the transfer has "tax avoidance potential." A transfer to a foreign transferee will be considered to have tax avoidance potential unless at the time of the transfer, the transferor reasonably expects that (1) the future distributions on the REMIC Residual Certificate will equal at least 30 percent of the anticipated excess inclusions and (2) such amounts will be distributed at or after the time at which the excess inclusion accrues, but not later than the close of the calendar year following the calendar year of accrual. A safe harbor in the REMIC Regulations provides that the reasonable expectation requirement will be satisfied if the above test would be met at all assumed prepayment rates for the Mortgage Assets from 50 percent of the Prepayment Assumption to 200 percent of the Prepayment Assumption. A transfer by a foreign transferor to a domestic transferee will likewise be disregarded under the REMIC Regulations if the transfer would have the effect of allowing the foreign transferor to avoid the tax on accrued excess inclusions.

BACKUP WITHHOLDING ON REMIC SECURITIES

     Distributions made on the REMIC Securities and proceeds from the sale of REMIC Securities to or through certain brokers may be subject to a "backup" withholding tax of 31 percent of "reportable payments" (including interest accruals, original issue discount, and, under certain circumstances, distributions in reduction of principal amount) unless, in general, the holder of the REMIC Securities complies with certain procedures or is an exempt recipient. Any amounts so withheld from distributions on the REMIC Securities would be refunded by the Internal Revenue Service or allowable as a credit against the holder's federal income tax.

REMIC ADMINISTRATIVE MATTERS

     The federal information returns for a Trust Fund (Form 1066 and Schedules Q thereto) must be filed as if the Trust Fund were a partnership for federal income tax purposes. Information on Schedule Q must be provided to holders of REMIC Residual Certificates with respect to every calendar quarter. Each holder of a REMIC Residual Certificate will be required to treat items on its federal income tax returns consistently with their treatment on the Trust Fund's information returns unless the holder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from an incorrect schedule received from the Trust Fund. The Trust Fund also will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC taxable income by the Internal Revenue Service. Holders of REMIC Residual Certificates will have certain rights and obligations with respect to any administrative or judicial proceedings involving the Internal Revenue Service. Under the Code and Regulations, a REMIC generally is required to designate a tax matters person. Generally, subject to various limitations, the tax matters person has authority to act on behalf of the REMIC and the holders of the REMIC Residual Certificates in connection with administrative determinations and judicial review respecting returns of taxable income of the REMIC. Treasury regulations exempt from certain of these procedural rules REMICs having no more than one residual interest holder.

     Unless otherwise indicated in the Prospectus Supplement, and to the extent allowable, the Trustee or its designee will act as the tax matters person for each REMIC. Each holder of a REMIC Residual Certificate, by the acceptance of its interest in the REMIC Residual Certificate, agrees that the Trustee or its designee will act as the holder's fiduciary in the performance of any duties required of the holder in the event that the holder is the tax matters person.

FASIT SECURITIES

     If a FASIT election with respect to a Trust Fund is to be made, the Prospectus Supplement will designate the Securities of such Series or the interests composing such Securities as "regular interests" ("FASIT Regular Securities") which, where the context so requires, includes a reference to each interest composing a Security where such interest has been designated as a regular interest, in lieu of such Securities, in the FASIT (within the meaning of Section 860L(b)(1)(A) of the Code) or an "ownership interest" ("FASIT Ownership Certificate") in the FASIT (within the meaning of Section 860L(b)(2) of the Code). Each class of FASIT Regular Securities which are "high-yield interests" within the meaning of Section 860L(b)(1)(B) of the Code ("High-Yield Interests") will be identified as such in the Prospectus Supplement. The term "FASIT Securities" denotes Securities (or the interests composing Securities) of a Series with respect to which a FASIT election will be made.

     With respect to each Series of FASIT Securities, the Trustee will agree in the Agreement to elect to treat the related Trust Fund or certain assets of such Trust Fund as a FASIT. Qualification as a FASIT requires ongoing compliance with certain conditions which are generally described below. Upon the issuance of each Series of FASIT Securities, Federal Tax Counsel will deliver its opinion generally to the effect that, with respect to each Series of FASIT Securities for which a FASIT election is to be made, under then existing law, and assuming a proper and timely FASIT election and ongoing compliance with the provisions of the Agreement and applicable provisions of the Code and applicable Treasury regulations, if any, the related Trust Fund or certain assets of such Trust Fund will be a FASIT and the FASIT Securities will be considered to evidence ownership of "regular interests" or an "ownership interest" within the meaning of the FASIT provisions of the Code.

QUALIFICATION AS A FASIT

     The following is a general description of the requirements under the applicable provisions of Sections 860H through 860L of the Code for the Trust Fund or certain assets of each Trust Fund to qualify as a FASIT. Treasury regulations have not yet been proposed or issued with respect to FASITs. A FASIT must fulfill an assets test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the Startup Day and at all times thereafter, must consist of cash or cash equivalents, certain permitted debt instruments (other than debt instruments issued by the holder of the FASIT Ownership Certificate or a related party) and hedges (including contracts to acquire hedges), foreclosure property and regular interests in another FASIT or in a REMIC. By analogy to the REMIC provisions, it appears that the "substantially all" requirements should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT Ownership Certificate and "High-Yield Interests" (described below) may be held only by certain fully taxable, domestic corporations ("eligible corporations" described below). The Agreement for each Trust Fund will provide that no legal or beneficial interests in the FASIT Ownership Certificate or in any Class of FASIT Regular Securities which the Seller determines to be a High-Yield Interest may be transferred or registered unless certain conditions, designed to prevent violation of this requirement, are met.

     For purposes of the assets test, permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments as provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the Seller had no knowledge or reason to know as of the date such asset was acquired by the FASIT that such a default had occurred or would occur. Foreclosure property may generally not be held beyond the close of the third taxable year after the taxable year in which the FASIT acquired such property, with one extension available from the Internal Revenue Service.

     In addition to the foregoing requirements, the various interests in a FASIT also must meet the following requirements. All of the interests in a FASIT must be: (i) one or more classes of FASIT regular interests or (ii) a single FASIT ownership interest. A FASIT regular interest is an interest that is issued on or after the Startup Day with fixed terms, is designated as a FASIT regular interest, and (i) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (ii) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or on a qualified variable rate that would be permitted under the REMIC Regulations, (iii) has a stated maturity of generally not longer than 30 years, (iv) has an issue price not greater than 125% of its stated principal amount, and (v) has a yield to maturity not greater than 5 percentage points higher that the related applicable federal rate (as defined in Section 1274(d) of the Code). A FASIT regular interest that is described in the preceding sentence except that it fails to meet one or more of requirements (i),
(ii) (iv) or (v) is a "High-Yield Interest." In order for a FASIT to issue a High-Yield Interest that fails requirement (ii), such High-Yield Interest must consist of a specified, nonvarying portion of the interest payments on the permitted assets (as provided in the REMIC rules). A FASIT ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated a FASIT ownership interest and is held by an "eligible corporation". An "eligible corporation" is a taxable C corporation which is not a RIC, REIT, REMIC or cooperative and, therefore, would not include tax-exempt entities (including pension funds).

     If an entity fails to comply with one or more of the ongoing requirements of the Code for status as a FASIT during any taxable year, the entity or applicable portion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds Mortgage Assets and is the obligor with respect to debt obligations with two or more maturities may be treated as a separate taxable mortgage pool (I.E, as an association taxable as a corporation; see "--Tax Characterization of the Trust as a Partnership--Taxable Mortgage Pools."), and the FASIT Regular Securities may be treated as equity interests therein. The legislative history of the FASIT provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury regulations are met. Loss of FASIT status results in retirement of all FASIT regular interests and their reissuance. If the resulting interests would be treated as equity under general tax principles, cancellation of debt income may result.

TIERED FASIT STRUCTURES

     For certain Series of Securities, two or more separate elections may be made to treat designated portions of the related Trust Fund as FASITs ("Tiered FASITs") for federal income tax purposes. Upon the issuance of any such Series of Securities, Federal Tax Counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement and applicable provisions of the Code and applicable Treasury regulations and rulings, the Tiered FASITs will each qualify under then existing law as a FASIT and the FASIT Securities issued by the Tiered FASITs, respectively, will be considered to evidence ownership of "regular interests" or "ownership interests" in the related FASIT within the meaning of the FASIT provisions of the Code.

     Solely for purposes of determining whether the FASIT Regular Securities will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and assets described in Section 7701(a)(19)(C) of the Code, and whether the income on such Securities is interest described in Section 856(c)(3)(B) of the Code, the Tiered FASITs will be treated as one FASIT.

FASIT REGULAR SECURITIES

     CURRENT INCOME ON FASIT REGULAR SECURITIES-GENERAL. Except as otherwise indicated herein, the FASIT Regular Securities will be treated for federal income tax purposes (but not necessarily for accounting or other purposes) as debt instruments that are issued by the FASIT on the date of issuance of the FASIT Regular Securities and not as beneficial interests in the FASIT or the FASIT's assets. Holders of FASIT Regular Securities who would otherwise report income under a cash method of accounting will be required to report income with respect to FASIT Regular Securities under an accrual method.

     As FASIT Regular Securities will be treated as debt instruments, they are subject to the same original issue discount, premium and market discount provisions that apply to REMIC regular interests and which are described above in "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Original Issue Discount," "--Premium" and "--Market Discount," except that those FASIT Regular Securities which are High-Yield Interests are subject to additional provisions set forth below.

     HIGH-YIELD INTERESTS. The taxable income of the holder of any High-Yield Interest for any tax year will in no event be less than the sum of that holder's taxable income determined solely with respect to that interest (including gains and losses from sales and exchanges of those interests) and the "excess inclusions," if any, as defined under the REMIC rules relating to REMIC Residual Certificates for such tax year (see "REMIC Residual Certificates--Excess Inclusions"). Therefore, holders of High-Yield Interests may not use net operating losses to offset any FASIT income derived from the High-Yield Interest. This rule is coordinated with the rule that limits a taxpayer's ability to offset REMIC excess inclusion income against net operating losses. Any net operating loss carryover is computed by disregarding any income from the disallowed loss. For purposes of the alternative minimum tax, the taxable income of the holder of any High-Yield Interest is determined without regard to the above rules with respect to net operating losses. However, the alternative minimum taxable income of the holder of any High-Yield Interest may not be less than the holder's taxable income from the FASIT. In addition, the alternative tax net operating loss deduction is computed without regard to any increase in taxable income to the holder referred to above. For purposes of these rules, all members of an affiliated group filing a consolidated return will be treated as one taxpayer.

     A transfer of a High-Yield Interest to a "disqualified holder" is not recognized for income tax purposes. A "disqualified holder" is any holder other than a FASIT or an "eligible corporation" (described above). The transferor will continue to be taxed on the income from the High-Yield Interest, and the disqualified holder will not include in its income earnings (other than gain) from the High-Yield Interest, unless the transferee provides the transferor with an affidavit that the transferee is not a disqualified holder or the Internal Revenue Service determines that the High-Yield Interest is no longer held by a disqualified holder and a corporate tax has been paid on the income from the High-Yield Interest while it was held by a disqualified holder. Under this rule, no High-Yield Interests will be treated as issued where the FASIT directly issues these interests to a disqualified holder other than certain securities dealers.

     An excise tax computed at the highest corporate income tax rate is imposed on a securities dealer (in addition to other taxes) if it ceases to be a dealer in securities or subsequently holds the High-Yield Interest for investment. A securities dealer will not be treated as having changed his intent for holding High-Yield Interests to investment for the first 31 days after it acquires the interests unless the holding is a part of a plan to avoid the restriction on the holding of High-Yield Interests by disqualified holders.

     Where a pass-through entity, other than a FASIT, issues either debt or equity interests that are supported (i.e., secured by FASIT regular interests and those interests bear a yield to maturity greater than that held on the FASIT regular interests or the applicable federal rate plus 5 percentage points), then an excise tax is imposed on the pass-through entity at a rate equal to the highest corporate income tax rate on the income of any holder of that instrument attributable to the FASIT regular interests, unless the pass-through entity did not issue the debt or equity with the principal purpose of avoiding the rule that High-Yield Interests not be owned by disqualified holders.

     SALE OF FASIT REGULAR SECURITIES. If a FASIT Regular Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the FASIT Regular Security. A holder's adjusted basis in a FASIT Regular Security generally equals the cost of the FASIT Regular Security to the holder, increased by income reported by the holder with respect to the FASIT Regular Security and reduced (but not below zero) by distributions on the FASIT Regular Security received by the holder and by amortized premium. Any such gain or loss generally will be capital gain or loss, provided the FASIT Regular Security is held as a capital asset.

     FASIT Regular Securities will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from a sale of a FASIT Regular Security by a bank or other financial institution to which such section applies would be ordinary income or loss.

     TERMINATION. The FASIT will terminate, if not earlier, shortly following the FASIT's receipt of the final payment in respect of the underlying qualified mortgages. The last distribution on a FASIT Regular Security should be treated as a payment in full retirement of a debt instrument.

TAX TREATMENT OF YIELD SUPPLEMENT AGREEMENTS

     Whether a holder of a FASIT Regular Security of a Series will have a separate contractual right to payments under a Yield Supplement Agreement (which may require an allocation of the purchase price between the FASIT Regular Securities and the Yield Supplement Agreements) and the tax treatment of such payments, if any, will be addressed in the related Prospectus Supplement.

FASIT OWNERSHIP CERTIFICATE

     GENERALLY. All assets, liabilities and items of income, gain, deduction loss and credit of a FASIT are treated as assets, liabilities and items of income, gain, deduction, loss and credit of the holder of the FASIT Ownership Certificate (the "FASIT Owner") in determining the FASIT Owner's taxable income. The FASIT Owner does not take into account any item of income, gain or deduction allocable to prohibited transactions as discussed below and must treat tax-exempt interest accrued by the FASIT as ordinary income. The FASIT Owner must use the constant yield method, applied under an accrual method of accounting, in determining all interest, original issue discount, market discount and premium deductions with respect to debt instruments held by the FASIT. Like the holder of a High-Yield Interest, the FASIT Owner is not allowed to offset any net taxable income derived from its FASIT Ownership Certificate (including gains and losses from sales and exchanges of such Security) with losses, including net operating losses. See above discussion under "--FASIT Regular Securities--Income on FASIT Regular Securities--High-Yield Interests."

     NET INCOME FROM PROHIBITED TRANSACTIONS. The FASIT Owner is required to pay a tax equal to 100 percent of the net income derived from prohibited transactions. Prohibited transactions include (i) the receipt of income from an asset that is not a permitted asset; (ii) the disposition of a permitted asset, other than a permitted disposition as described below; (iii) the receipt of income derived from any loan originated by the FASIT; and (iv) compensation for services (other than any fee for a waiver, amendment or consent with respect to permitted assets, other than foreclosure property). A permitted disposition of a permitted asset includes a disposition pursuant to the complete liquidation of any class of regular interests, even if the FASIT itself is not liquidated. Further, a disposition of a permitted debt instrument is not a prohibited transaction if the disposition is (i) incident to the foreclosure, default or imminent default of the instrument; (ii) pursuant to the bankruptcy or insolvency of the FASIT; (iii) pursuant to a qualified liquidation; (iv) required to prevent default on a FASIT regular interest where the threatened default is attributable to a default on one or more debt instruments held by the FASIT; (v) to facilitate a clean-up call or (vi) to substitute one permitted debt instrument for another or to reduce overcollateralization of the FASIT by distributing a debt instrument contributed by the holder of the ownership interest to such holder (but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain (or the reduction of loss) as a result of an increase in the market value of the debt instrument after its acquisition by the FASIT.

     TAX ON DISPOSITION OF FASIT OWNERSHIP CERTIFICATE. The sale of a FASIT Ownership Certificate by a holder will result in gain or loss equal to the difference between the amount realized on the sale and the holder's adjusted basis in the FASIT Ownership Certificate.

     If the seller of a FASIT Ownership Certificate held the FASIT Ownership Certificate as a capital asset, the gain or loss generally will be capital gain or loss. However, under Section 582(c) of the Code, the sale of a FASIT Ownership Certificate by certain banks and other financial institutions will be considered a sale of property other than a capital asset, resulting in ordinary income or loss. Although the tax treatment with respect to a FASIT Ownership Certificate that has unrecovered basis after all funds of the Trust Fund have been distributed is unclear, the holder presumably would be entitled to claim a loss in the amount of the unrecovered basis.

     The Code provides that, except as provided in Treasury regulations (which have not been issued), if a holder sells a FASIT Ownership Certificate and acquires the same or other FASIT Ownership Certificates in another FASIT or any similar interests in a "taxable mortgage pool" (see "--Tax Characterization of the Trust as a Partnership--Taxable Mortgage Pools" below) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sales" rules of Section 1091 of the Code. In that event, any loss realized by the seller on the sale generally will not be currently deductible.

     STATUS OF FASIT SECURITIES. The FASIT Regular Securities (but not FASIT Ownership Certificates) will be "real estate assets" for purposes of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or both of those sections, applying each section separately, "qualifying assets") to the extent that the FASIT's assets are qualifying assets, but not to the extent that the FASIT's assets consist of Yield Supplement Agreements. However, if at least 95 percent of the FASIT's assets are qualifying assets, then 100 percent of the FASIT Securities will be qualifying assets. Similarly, income on the FASIT Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the limitations of the preceding two sentences. In addition to Mortgage Assets, the Fasit's assets will include payments on the Mortgage Assets held pending distribution to holders of FASIT Securities, amounts in Reserve Accounts (if any), other credit enhancements (if any), and possibly buydown funds ("Buydown Funds"). The Mortgage Assets will be qualifying assets under the foregoing sections of the Code except to the extent provided in the Prospectus Supplement. The REMIC regulations treat credit enhancements as part of the mortgage or pool of mortgages to which they relate and, therefore, by analogy to the REMIC Regulations, credit enhancements generally should be qualifying assets. Similarly, by analogy to the REMIC Regulations, amounts paid on the Mortgage Assets and held pending distribution to holders of FASIT Securities ("cash flow investments") should be treated as qualifying assets. It is unclear whether amounts in a Reserve Account or Buydown Funds would also constitute qualifying assets. The Prospectus Supplement for each Series will indicate (if applicable) that it has Buydown Funds. The FASIT Securities will not be "residential loans" for purposes of the residential loan requirement of Section 593(g)(4)(B) of the Code.

     FOREIGN INVESTORS IN FASIT SECURITIES. FASIT Regular Securities are subject to the same United States income tax and withholding tax rules as those that apply to a REMIC Regular Security as described in "Foreign Investors in REMIC Securities" and "Backup Withholding on REMIC Securities" herein.

     FASIT Ownership Certificates and FASIT Regular Securities which are High-Yield Interests may not be sold or transferred to holders who are not U.S. persons, and such securities will be subject to transfer restrictions as described in the Agreement for the Series.

GRANTOR TRUSTS

     The discussion under this heading applies only to a Series of Securities with respect to which neither a REMIC nor a FASIT election is made ("Non-Electing Securities") and which are issued by a grantor trust.

     TAX STATUS OF THE TRUST FUND. Upon the issuance of each Series of Non-Electing Securities, Federal Tax Counsel will deliver its opinion to the effect that, under then current law, assuming compliance with the Agreement, the related Trust Fund will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation or a taxable mortgage pool (see"--Tax Characterization of the Trust as a Partnership--Taxable Mortgage Pools"). Accordingly, each holder of a Non-Electing Security will be treated for federal income tax purposes as the owner of an undivided interest in the Mortgage Assets included in the Trust Fund. As further described below, each holder of a Non-Electing Security therefore must report on its federal income tax return the gross income from the portion of the Mortgage Assets that is allocable to such Non-Electing Security and may deduct the portion of the expenses incurred by the Trust Fund that is allocable to such Non-Electing Security, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Mortgage Assets and received directly its share of the payments on the Mortgage Assets and incurred directly its share of expenses incurred by the Trust Fund when those amounts are received or incurred by the Trust Fund.

     A holder of a Non-Electing Security that is an individual, estate, or trust will be allowed deductions for such expenses only to the extent that the sum of those expenses and the holder's other miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the "applicable amount" ($100,000 (or $50,000 in the case of a separate return by a married individual), adjusted for changes in the cost of living subsequent to 1990) will be reduced by the lesser of (i) 3 percent of the excess of adjusted gross income over the applicable amount, or (ii) 80 percent of the amount of itemized deductions otherwise allowable for such taxable year. A holder of a Non-Electing Security that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). Such deductions will include servicing, guarantee and administrative fees paid to the servicer of the Mortgage Assets. As a result, individuals, estates, or trusts holding Non-Electing Securities may have taxable income in excess of the cash received.

     STATUS OF THE NON-ELECTING SECURITIES. The Non-Electing Securities generally will be "real estate assets" for purposes of Section 856(c)(4)(A) of the Code and "loans... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, and interest income on the Non-Electing Securities generally will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. However, the Non-Electing Securities may not be qualifying assets under the foregoing sections of the Code to the extent that the Trust Fund's assets include Buydown Funds, amounts in a Reserve Account, or payments on mortgages held pending distribution to holders. The Non-Electing Securities should not be "residential loans made by the taxpayer" for purposes of the residential loan requirement of Section 593(g)(4)(B) of the Code.

     TAXATION OF NON-ELECTING SECURITIES UNDER STRIPPED BOND RULES. The federal income tax treatment of the Non-Electing Securities will depend on whether they are subject to the rules of section 1286 of the Code (the "stripped bond rules"). The Non-Electing Securities will be subject to those rules if stripped interest-only Securities are issued. In addition, whether or not stripped interest-only Securities are issued, the Internal Revenue Service may contend that the stripped bond rules apply on the ground that the Master Servicer's servicing fee, or other amounts, if any, paid to (or retained by) the Master Servicer or its affiliates, as specified in the applicable Prospectus Supplement, represent greater than an arm's length consideration for servicing the Mortgage Assets. In Revenue Ruling 91-46, the Internal Revenue Service concluded that retained interest in excess of reasonable compensation for servicing is treated as a "stripped coupon" under the rules of Section 1286 of the Code.

     If interest retained for the Master Servicer's servicing fee or other interest is treated as a "stripped coupon," the Non-Electing Securities will either be subject to the original issue discount rules or the market discount rules. A holder of a Non-Electing Securities will account for any discount on the Non-Electing Security (other than an interest treated as a "stripped coupon") as market discount rather than original issue discount if either (i) the amount of original issue discount with respect to the Non-Electing Security was treated as zero under the original issue discount DE MINIMIS rule when the Non-Electing Security was stripped or (ii) no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) is stripped off from the Mortgage Assets. If neither of the above exceptions applies, the original issue discount rules will apply to the Non-Electing Securities. See "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Original Issue Discount and --Market Discount" above.

     If the original issue discount rules apply, the holder of a Non-Electing Security (whether a cash or accrual method taxpayer) will be required to report interest income from the Non-Electing Security in each taxable year equal to the income that accrues on the Non-Electing Security in that year calculated under a constant yield method based on the yield of the Non-Electing Security (or, possibly, the yield of each Mortgage Loan underlying such Non-Electing Security) to such holder. Such yield would be computed at the rate that, if used in discounting the holder's share of the payments on the Mortgage Assets, would cause the present value of those payments to equal the price at which the holder purchased the Non-Electing Security. The Taxpayer Relief Act of 1997 amended the original issue discount provisions to provide that for "any pool of debt instruments, the yield on which may be affected by reason of prepayments," original issue discount shall be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. This might require the use of the pricing prepayment assumption instead of the prepayment assumptions used in the underlying transactions. The Prospectus Supplement for each Series of Non-Electing Securities will describe the prepayment assumption that will be used for this purpose, but no representation is made that the Mortgage Assets will prepay at that rate or at any other rate.

     In the case of a Non-Electing Security acquired at a price equal to the principal amount of the Mortgage Assets allocable to the Non-Electing Security, the use of a reasonable prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Non-Electing Security acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

     If a Mortgage Loan is prepaid in full, the holder of a Non-Electing Security acquired at a discount or premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Non-Electing Security and the portion of the adjusted basis of the Non-Electing Security (see "Sales of Non-Electing Securities" below) that is allocable to the Mortgage Loan.

     Non-Electing Securities of certain Series ("Variable Rate Non-Electing Securities") may provide for an Interest Rate based on the weighted average of the interest rates of the Mortgage Assets held by the Trust Fund, which interest rates may be fixed or variable. In the case of a Variable Rate Non-Electing Security that is subject to the original issue discount rules, the daily portions of original issue discount generally will be calculated in the same manner as discussed above except the principles discussed in "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Original Issue Discount--Variable Rate REMIC Regular Securities" will be applied.

     TAXATION OF NON-ELECTING SECURITIES IF STRIPPED BOND RULES DO NOT APPLY. If the stripped bond rules do not apply to a Non-Electing Security, then the holder will be required to include in income its share of the interest payments on the Mortgage Assets in accordance with its tax accounting method. In addition, if the holder purchased the Non-Electing Security at a discount or premium, the holder will be required to account for such discount or premium in the manner described below, as if it had purchased the Mortgage Assets directly. The treatment of any discount will depend on whether the discount with respect to the Mortgage Assets is original issue discount as defined in the Code and, in the case of discount other than original issue discount, whether such other discount exceeds a DE MINIMIS amount. In the case of original issue discount, the holder (whether a cash or accrual method taxpayer) will be required to report as additional interest income in each month the portion of such discount that accrues in that month, calculated based on a constant yield method. In general it is not anticipated that the amount of original issue discount to be accrued in each month, if any, will be significant relative to the interest paid currently on the Mortgage Assets. However, original issue discount could arise with respect to a Mortgage Loan ("ARM") that provides for interest at a rate equal to the sum of an index of market interest rates and a fixed number. The original issue discount for ARMs generally will be determined under the principals discussed in "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Original Issue Discount" and "--Variable Rate REMIC Regular Securities."

     If discount on the Mortgage Assets other than original issue discount exceeds a DE MINIMIS amount (described below), the holder will also generally be required to include in income in each month the amount of such discount accrued through such month and not previously included in income, but limited, with respect to the portion of such discount allocable to any Mortgage Loan, to the amount of principal on such Mortgage Loan received by the Trust Fund in that month. Because the Mortgage Assets will provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower (and, under certain circumstances, faster) than the rate at which such discount accrues (and therefore at a rate not significantly slower than the rate at which such discount would be included in income if it were original issue discount). The holder may elect to accrue such discount under a constant yield method based on the yield of the Non-Electing Security to such holder. In the absence of such an election, it may be necessary to accrue such discount under a more rapid straight-line method. Under the DE MINIMIS rule, market discount with respect to a Non-Electing Security will be considered to be zero if it is less than the product of (i) 0.25% of the principal amount of the Mortgage Assets allocable to the Non-Electing Security and (ii) the weighted average life (determined using complete years) of the Mortgage Assets remaining at the time of purchase of the Non-Electing Security. See "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Market Discount."

     If a holder purchases a Non-Electing Security at a premium, such holder may elect under Section 171 of the Code to amortize, as an offset to interest income, the portion of such premium that is allocable to a Mortgage Loan under a constant yield method based on the yield of the Mortgage Loan to such holder, provided that such Mortgage Loan was originated after September 27, 1985. Premium allocable to a Mortgage Loan originated on or before that date should be allocated among the principal payments on the Mortgage Loan and allowed as an ordinary deduction as principal payments are made or, perhaps, upon termination.

     It is not clear whether the foregoing adjustments for discount or premium would be made based on the scheduled payments on the Mortgage Assets or taking account of a reasonable prepayment assumption.

     If a Mortgage Loan is prepaid in full, the holder of a Non-Electing Security acquired at a discount or premium will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Non-Electing Security and the portion of the adjusted basis of the Non-Electing Security (see "Sales of Non-Electing Securities" below) that is allocable to the Mortgage Loan.

     SALES OF NON-ELECTING SECURITIES. A holder that sells a Non-Electing Security will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the Non-Electing Security. In general, such adjusted basis will equal the holder's cost for the Non-Electing Security, increased by the amount of any income previously reported with respect to the Non-Electing Security and decreased by the amount of any losses previously reported with respect to the Non-Electing Security and the amount of any distributions received thereon. Any such gain or loss generally will be capital gain or loss if the assets underlying the Non-Electing Security were held as capital assets, except that, for a Non-Electing Security to which the stripped bond rules do not apply and that was acquired with more than a DE MINIMIS amount of discount other than original issue discount (see "Taxation of Non-Electing Securities if Stripped Bond Rules Do Not Apply" above), such gain will be treated as ordinary interest income to the extent of the portion of such discount that accrued during the period in which the seller held the Non-Electing Security and that was not previously included in income.

     FOREIGN INVESTORS. A holder of a Non-Electing Security who is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States other than its ownership of a Non-Electing Security will not be subject to United States income or withholding tax in respect of payments of interest or original issue discount on a Non-Electing Security to the extent attributable to Mortgage Assets that were originated after July 18, 1984, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the holder of the Non-Electing Security under penalties of perjury, certifying that such holder is not a United States person and providing the name and address of such holder). Recently issued Treasury regulations (the "Final Withholding Regulations"), which are generally effective with respect to payments made after December 31, 1999, consolidate and modify the current certification requirements and means by which a holder may claim exemption from United States federal income tax withholding and provide certain presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor. All holders should consult their tax advisers regarding the application of the Final Withholding Regulations. Interest or original issue discount on a Non-Electing Security attributable to Mortgage Assets that were originated prior to July 19, 1984 will be subject to a 30% withholding tax (unless such tax is reduced or eliminated by an applicable tax treaty). For these purposes, the term "United States person" means a citizen or a resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate the income of which is subject to United States federal income taxation regardless of its source, and a trust for which one or more United States fiduciaries have the authority to control all substantial decisions and for which a court of the United States can exercise primary supervision over the trust's administration. For years beginning before January 1, 1997, the term "United States person" shall include a trust whose income is includible in gross income for United States federal income taxation regardless of source, in lieu of trusts just described, unless the trust elects to have its United States status determined under the criteria described in the previous sentence for tax years ending after August 20, 1996.

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

     If a Trust Fund is intended to be a partnership for federal income tax purposes the applicable Agreement will provide that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Securities will be structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation, and that no action will be taken that is inconsistent with the treatment of the Trust Fund as a partnership (such as election to treat the Trust Fund as a corporation for federal income tax purposes). If, however, the Trust Fund has a single owner for federal income tax purposes, it will be treated as a division of its owner and as such will be disregarded as an entity separate from its owner for federal income tax purposes, assuming no election will be made to treat the Trust Fund as a corporation for federal income tax purposes.

     TAXABLE MORTGAGE POOLS. Certain entities classified as "taxable mortgage pools" are subject to corporate level tax on their net income. A "taxable mortgage pool" is generally defined as an entity that meets the following requirements: (i) the entity is not a REMIC or a FASIT, (ii) substantially all of the assets of the entity are debt obligations, and more than 50 percent of such debt obligations consists of real estate mortgages (or interests therein),
(iii) the entity is the obligor under debt obligations with two or more maturities, and (iv) payments on the debt obligations on which the entity is the obligor bear a relationship to the payments on the debt obligations which the entity holds as assets. With respect to requirement (iii), the Code authorizes the IRS to provide by regulations that equity interests may be treated as debt for purposes of determining whether there are two or more maturities. If the Trust Fund were treated as a taxable mortgage pool, it would be ineligible to file consolidated returns with any other corporation and could be liable for corporate tax. Treasury regulations do not provide for the recharacterization of equity as debt for purposes of determining whether an entity has issued debt with two maturities, except in the case of transactions structured to avoid the taxable mortgage pool rules. Federal Tax Counsel will deliver its opinion for a Trust Fund which is intended to be a partnership for federal income tax purposes, as specified in the related Prospectus Supplement, generally to the effect that the Trust Fund will not be a taxable mortgage pool. This opinion will be based on the assumption that the terms of the related Agreement and related documents will be complied with, and on Federal Tax Counsel's conclusion that either the number of classes of debt obligations issued be the Trust Fund, or the nature of the assets held by the Trust Fund will exempt the Trust Fund from treatment as a taxable mortgage pool.

TAX CONSEQUENCES TO HOLDERS OF DEBT SECURITIES ISSUED BY A PARTNERSHIP

     GENERAL. Certain Non-Electing Securities ("Debt Securities") may be issued with the intention to treat them, for federal income tax purposes, either as (i) nonrecourse debt of the Seller secured by the related Mortgage Assets, in which case the related Trust Fund will constitute only a security device which constitutes a collateral arrangement for the issuance of secured debt and not an entity for federal income tax purposes or (ii) debt of a partnership, in which case the related Trust Fund will constitute a partnership for federal income tax purposes, Federal Tax Counsel is of the opinion that (unless otherwise limited in the related Prospectus Supplement), for federal income tax purposes, assuming compliance with all the provisions of the related Indenture, (i) Debt Securities will be characterized as debt issued by, and not equity in, the related Trust Fund and (ii) the related Trust Fund will not be characterized as an association (or publicly traded partnership within the meaning of Code Section 7704) taxable as a corporation or as a taxable mortgage pool. Since different criteria are used to determine the non-tax accounting treatment of the issuance of Debt Securities, however, the Seller expects to treat such transactions, for financial accounting purposes, as a transfer of an ownership interest in the related Mortgage Assets to the related Trust Fund and not as the issuance of debt obligations. In this regard, it should be noted that the IRS has issued a notice stating that, upon examination, it will scrutinize instruments treated as debt for federal income tax purposes but as equity for regulatory, rating agency or financial accounting purposes to determine if their purported status as debt for federal income tax purposes is appropriate. Assuming, as Federal Tax Counsel advises, that Debt Securities will be treated as indebtedness for federal income tax purposes, holders of Debt Securities, using their method of tax accounting, will follow the federal income tax treatment hereinafter described.

     ORIGINAL ISSUE DISCOUNT. If interest payments on the Debt Securities may, in the event of certain shortfalls, be deferred for periods exceeding one year, it is likely that the Debt Securities will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code. As a result, interest payments may not be considered "qualified stated interest" payments.

     In general, a holder of a Debt Security having original issue discount must include original issue discount in ordinary income as it accrues in advance of receipt of the cash attributable to the discount, regardless of the method of accounting otherwise used. The amount of original issue discount on a Debt Security will be computed generally as described under "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Original Issue Discount" and "--Variable Rate Regular Securities." The Seller intends to report any information required with respect to the Debt Securities based on the OID Regulations.

     MARKET DISCOUNT. A purchaser of a Debt Security may be subject to the market discount rules of Code Sections 1276 through 1278. In general, "market discount" is the amount by which the stated redemption price at maturity (or, in the case of a Debt Security issued with original issue discount, the adjusted issue price) of the Debt Security exceeds the purchaser's basis in a Debt Security. The holder of a Debt Security that has market discount generally will be required to include accrued market discount in ordinary income to the extent payments includible in the stated redemption price at maturity of such Debt Security are received. The amount of market discount on a Debt Security will be computed generally as described under "--REMIC Regular Securities--Current Income on REMIC Regular Securities--Market Discount."

     PREMIUM. A Debt Security purchased at a cost greater than its currently outstanding stated redemption price at maturity is considered to be purchased at a premium. A holder of a Debt Security which holds a Debt Security as a "capital asset" within the meaning of Section 1221 of the Code may elect under Section 171 of the Code to amortize the premium under the constant interest method. That election will apply to all premium obligations that the holder of a Debt Security acquires on or after the first day of the taxable year for which the election is made, unless the IRS permits the revocation of the election. In addition, it appears that the same rules that apply to the accrual of market discount on installment obligations are intended to apply in amortizing premium on installment obligations such as the Debt Securities. The treatment of premium incurred upon the purchase of a Debt Security will be determined generally as described above under "--REMIC Regular Securities--Premium."

     SALE OR EXCHANGE OF DEBT SECURITIES. If a holder of a Debt Security sells or exchanges a Debt Security, the holder of a Debt Security will recognize gain or loss equal to the difference, if any, between the amount received and the holder of a Debt Security's adjusted basis in the Debt Security. The adjusted basis in the Debt Security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Debt Security and reduced by the payments previously received on the Debt Security, other than payments of qualified stated interest, and by any amortized premium.

     In general, except as described above with respect to market discount, and except for certain financial institutions subject to Code Section 582(c), any gain or loss on the sale or exchange of a Debt Security recognized by an investor who holds the Debt Security as a capital asset (within the meaning of Code Section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the Debt Security has been held for more than one year. For corporate taxpayers, there is no preferential rate afforded to long-term capital gains. For individual taxpayers, net capital gains are subject to varying tax rates depending upon the holding period of the Debt Securities.

     BACKUP WITHHOLDING. Holders of Debt Securities will be subject to backup withholding rules identical to those applicable to REMIC Regular Securities. See "--REMIC Regular Securities--Backup Withholding on REMIC Securities."

     TAX TREATMENT OF FOREIGN INVESTORS. Holders of Debt Securities who are foreign investors will be subject to taxation in the same manner as foreign holders of REMIC Regular Securities. See"--REMIC Regular Securities--Foreign Investors in REMIC Securities."

TAX CONSEQUENCES TO HOLDERS OF NOTES ISSUED BY A PARTNERSHIP

     The Trust Fund will agree, and the holders of Notes will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Except as otherwise provided in the related Prospectus Supplement, Federal Tax Counsel will advise the Seller that the Notes will be classified as debt for federal income tax purposes. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to foreign investors generally would be subject to U.S. federal income tax and federal income tax return filing and withholding requirements, income to certain tax-exempt entities would be "unrelated business taxable income," and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

     With respect to those Securities issued as Notes, no regulations, published rulings or judicial decisions exist that discuss the characterization for federal income tax purposes of instruments with terms substantially the same as the Notes. However, Federal Tax Counsel is of the opinion that (unless otherwise limited in the related Prospectus Supplement), for federal income tax purposes, assuming compliance with all the provisions of the related Indenture, (i) Notes will be characterized as debt issued by, and not equity in, the related Trust Fund and (ii) the related Trust Fund will not be characterized as an association (or publicly traded partnership within the meaning of Section 7704 of the Code) taxable as a corporation or as a taxable mortgage pool. Assuming, as Federal Tax Counsel advises, that Notes are treated as indebtedness for federal income tax purposes, holders of Notes, using their method of tax accounting, will follow the same federal income tax treatment as Debt Securities, as described above under "--Tax Consequences for Holders of Debt Securities Issued by a Partnership."

     For federal income tax purposes, (i) Notes held by a thrift institution taxed as a domestic building and loan association will not constitute "loans . .
 . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (ii) interest on Notes held by a real estate investment trust will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property "within the meaning of Code Section 856(c)(3)(B); (iii) Notes held by a real estate investment trust will not constitute "real estate assets" or "Government securities" within the meaning of Section 856(c)(4)(A) of the Code; and (v) Notes held by a regulated investment company will not constitute "Government securities" within the meaning of Section 851(b)(3)(A)(i) of the Code.

TAX CONSEQUENCES TO HOLDERS OF CERTIFICATES ISSUED BY A PARTNERSHIP

     TREATMENT OF THE TRUST FUND AS A PARTNERSHIP. In the case of a Trust Fund intended to qualify as a partnership for federal income tax purposes, the Trust Fund and the Seller will agree, and the holders of Certificates will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the holders of Certificates, and the Notes, if any, being debt of the partnership, or if there is a single holder of Certificates for federal income tax purposes, to disregard the Trust Fund as an entity separate from the holder of Certificates. However, the proper characterization of the arrangement involving the Certificates, the Notes, the Trust Fund and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Generally, provided such Certificates are issued at or close to face value, any such characterization would not result in materially adverse tax consequences to holders of Certificates as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership. The following discussion also assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates have interest rates which would qualify as contingent interest under the OID regulations, and that a Series of Securities includes a single Class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

     PARTNERSHIP TAXATION. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each holder of Certificates will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Mortgage Assets (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Mortgage Assets. The Trust Fund's deductions will consist primarily of interest and OID accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Mortgage Assets.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Agreement). The Agreement will provide, in general, that the holders of Certificates will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Interest Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Mortgage Assets that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the holders of Certificates for such month; and (iv) any other amounts of income payable to the holders of Certificates for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on the Mortgage Assets that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Seller. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to holders of Certificates. Moreover, even under the foregoing method of allocation, holders of Certificates may be allocated income equal to the entire Interest Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and holders of Certificates may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all holders of Certificates but holders may be purchasing Certificates at different times and at different prices, such holders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

     If Notes are also issued, all of the taxable income allocated to a holder of Certificates that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

     An individual taxpayer's share of expenses of the Trust Fund (including fees to the Master Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

     The Trust Fund intends to make all tax calculations relating to income and allocations to holders of Certificates on an aggregate basis. If the IRS were to require that such calculations be made separately for each Mortgage Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on such holders.

     DISCOUNT AND PREMIUM. It is believed that the Mortgage Assets will not have been issued with OID and, therefore, the Trust Fund should not have original issue discount income. However, the purchase price paid by the Trust Fund for the Mortgage Assets may be greater or less than the remaining principal balance of the Mortgage Assets at the time of purchase. If so, the Mortgage Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Mortgage Loan by Mortgage Loan basis.)

     If the Trust Fund acquires the Mortgage Assets at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Mortgage Assets or to offset any such premium against interest income on the Mortgage Assets. As indicated above, a portion of such market discount income or premium deduction may be allocated to holders of Certificates.

     SECTION 708 TERMINATION. Under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. If such a termination occurs, the Trust Fund will be considered to distribute its assets to the partners, who would then be treated as recontributing those assets to the Trust Fund as a new partnership. The Trust Fund will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust Fund may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust Fund might not be able to comply due to lack of data.

     DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of Certificates issued by a partnership in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. The tax basis of a holder in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Mortgage Assets would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

     If a holder of Certificates is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     ALLOCATIONS BETWEEN SELLERS AND TRANSFEREES. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the holders of Certificates in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the holders of Certificates. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     SECTION 754 ELECTION. In the event that a holder sells its Certificates at a profit (loss), the purchasing holder will have a higher (lower) basis in the Certificates than the selling holder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund currently does not intend to make such election. As a result, holders of Certificates might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

     ADMINISTRATIVE MATTERS. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each holder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

     The Seller will be designated as the tax matters partner in the related Agreement and, as such, will be responsible for representing the holders of Certificates in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the holders of Certificates, and, under certain circumstances, a holder of Certificates may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of returns of a holder of Certificates and adjustments of items not related to the income and losses of the Trust Fund.

     TAX CONSEQUENCES TO FOREIGN HOLDERS OF CERTIFICATES. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to foreign investors because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold pursuant to Section 1446 of the Code on the portion of its taxable income that is allocable to holders of Certificates that are foreign investors, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures.

     Each holder of Certificates that is a foreign investor might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a holder of Certificates who is a foreign investor generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest probably will not be considered "portfolio interest." As a result, holders of Certificates will be subject to United States federal income tax and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign investor would only be entitled to claim a refund for that portion of the taxes, if any, in excess of the taxes that should be withheld with respect to the guaranteed payments.

     BACKUP WITHHOLDING. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the holder of Certificates fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code and, if necessary, adequately demonstrates such status.

TAXATION OF CLASSES OF EXCHANGEABLE SECURITIES

     GENERAL

     This discussion of the taxation of Exchangeable Securities is applicable to those ES Classes of a Series which are issued in the form of Certificates. In the event that ES Classes of a Series are issued in the form of Notes, the Prospectus Supplement will describe the federal income tax consequences of such ES Classes of Notes. The arrangement pursuant to which the ES Classes of a Series are created, sold and administered (an "ES Pool") will be classified as a grantor trust under subpart E, part I of subchapter J of the Code. The interests in the classes of Securities that have been exchanged for ES Classes will be the assets of the ES Pool and the ES Classes will represent beneficial ownership of these interests in the classes of Securities.

     TAX STATUS

     The ES Classes should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and assets described in Section 7701(a)(19)(C) of the Code. Original issue discount and interest accruing on ES Classes should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. ES Classes will be "qualified mortgages" under Section 860G(a) (3) of the Code for a REMIC.

     TAX ACCOUNTING FOR EXCHANGEABLE SECURITIES

     An ES Class will represent beneficial ownership of an interest in one or more related classes of Securities. If it represents an interest in more than one Class of Securities, a purchaser must allocate its basis in the ES Class among the interests in classes of Securities in accordance with their relative fair market values as of the time of acquisition. Similarly, on the sale of such an ES Class, the holder must allocate the amount received on the sale among the interests in the classes of Securities in accordance with their relative fair market values as of the time of sale.

     The holder of an ES Class must account separately for each interest in a class of Securities (there may be only one such interest). Where the interest represents a pro rata portion of a class of Securities, the holder of the ES Class should account for such interest as described under "--Current Income on REMIC Regular Securities" above. Where the interest represents beneficial ownership of a disproportionate part of the principal and interest payments on a class of Securities (a "Strip"), the holder will be treated as owning, pursuant to Section 1286 of the Code, "stripped bonds" to the extent of its share of principal payments and "stripped coupons" to the extent of its share of interest payments on such class of Securities. Although the tax treatment of a Strip is unclear, the Seller intends to treat each Strip as a single debt instrument for purposes of information reporting. The Internal Revenue Service, however, could take a different position. For example, the Internal Revenue Service could contend that a Strip should be treated as a pro rata part of the class of Securities to the extent that the Strip represents a pro rata portion thereof, and "stripped bonds" or "stripped coupons" with respect to the remainder. An investor should consult its tax advisor regarding this matter.

     A holder of an ES Class should calculate original issue discount with respect to each Strip and include it in ordinary income as it accrues, which may be prior to the receipt of cash attributable to such income, in accordance with a constant interest method that takes into account the compounding of interest. See "--Current Income on REMIC Regular Securities--Original Issue Discount" above. The holder should determine its yield to maturity based on its purchase price allocated to the Strip and on a schedule of payments projected using a prepayment assumption, and then make periodic adjustments to take into account actual prepayment experience. With respect to a particular holder, it is not clear whether the prepayment assumption used to calculate original issue discount would be determined at the time of purchase of the Strip or would be the original prepayment assumption with respect to the related class of Securities. Further, if the related class of Securities is subject to redemption as described in the applicable Prospectus Supplement, it is not clear the extent to which such prepayment assumption should take into account the possibility of the retirement of the Strip concurrently with the redemption of such class of Securities. An investor should consult its tax advisor regarding these matters. For purposes of information reporting relating to original issue discount, the original yield to maturity of the Strip, determined as of the date of issuance of the Series, will be calculated based on the original prepayment assumption.

     If original issue discount accruing with respect to a Strip, computed as described above, is negative for any period, the holder will be entitled to offset such amount only against future positive original issue discount accruing from such Strip, and income will be reported in all cases in this manner. Although not entirely free from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which the holder is entitled with respect to such Strip, assuming no further prepayments of the Mortgages (or, perhaps, assuming prepayments at a rate equal to the prepayment assumption). Although the issue is not free from doubt, all or a portion of such loss may be treated as a capital loss if the Strip is a capital asset in the hands of the holder.

     A holder will realize gain or loss on the sale of a Strip in an amount equal to the difference between the amount realized and its adjusted basis in such Strip. The holder's adjusted basis generally is equal to the holder's allocated cost of the Strip, increased by income previously included, and reduced (but not below zero) by distributions previously received. Except as described below, any gain or loss on such sale will be capital gain or loss if the holder has held its interest as a capital asset and will be long-term if the interest has been held for the long-term capital gain holding period (more than one year). Such gain or loss will be ordinary income or loss (i) for a bank or thrift institution or (ii) to the extent income recognized by the holder is less than the income that would have been recognized if the yield on such interest were 110% of the applicable federal rate under Section 1274(d) of the Code.

     If a holder exchanges a class of Securities for several ES Classes and then sells one of such ES Classes, the sale will subject the investor to the coupon stripping rules of Section 1286 of the Code. The holder must allocate its basis in the exchanged class of Securities between the part of the class of Securities underlying the ES Class sold and the part of the class of Securities underlying the ES Classes retained, in proportion to their relative fair market values as of the date of such sale. The holder is treated as purchasing the interest retained for the amount of basis allocated to such interest. The holder must calculate original issue discount with respect to the retained interest as described above.

     Although the matter is not free from doubt, a holder that acquires in one transaction a combination of ES Classes that may be exchanged for a class of Securities should be treated as owning the class of Securities.

EXCHANGES OF EXCHANGEABLE SECURITIES

     An exchange of an interest in one or more classes of Securities for an interest in one or more ES Classes, or vice versa (or, if permitted, an exchange of an interest in one or more ES Classes for an interest in one or more other ES Classes), will not be a taxable exchange. After the exchange, the holder will be treated as continuing to own the interests in the class or classes of Securities that it owned immediately prior to the exchange.

TAX TREATMENT OF FOREIGN INVESTORS

     A holder of an ES Class will be subject to taxation in the same manner as foreign holders of REMIC Regular Securities. See "--REMIC Regular
Securities--Investors in REMIC Securities."

BACKUP WITHHOLDING

     A holder of an ES Class will be subject to backup withholding rules to those applicable to REMIC Regular Securities. See "--REMIC Regular Securities--Backup Withholding on REMIC Securities."

REPORTING AND ADMINISTRATIVE MATTERS

     Reports will be made to the Internal Revenue Service and to holders of record of ES Classes that are not excepted from the reporting requirements.

CALLABLE CLASSES

     Any amount received in redemption of a class of Securities that is a Callable Class will be treated under the original issue discount rules and market discount rules as a distribution with respect to such class of Securities in the same manner as REMIC Regular Securities. See "--REMIC Regular Securities--Original Issue Discount" and "--Market Discount."."


                             STATE TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.


                              ERISA CONSIDERATIONS

     GENERAL. A fiduciary of a pension, profit-sharing, retirement or other employee benefit plan subject to Title I of ERISA, should consider the fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of a portion of such plan's assets in the Securities. Accordingly, pursuant to Section 404 of ERISA, such fiduciary should consider among other factors (i) whether the investment is for the exclusive benefit of plan participants and their beneficiaries; (ii) whether the investment satisfies the applicable diversification requirements; (iii) whether the investment is in accordance with the documents and instruments governing the plan; and (iv) whether the investment is prudent, considering the nature of the investment. Fiduciaries of plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.

     In addition, benefit plans subject to ERISA, as well as individual retirement accounts or certain types of Keogh plans not subject to ERISA but subject to Section 4975 of the Code (each, a "Plan"), are prohibited from engaging in a broad range of transactions involving Plan assets and persons having certain specified relationships to a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 of ERISA and excise taxes are imposed upon such persons by Section 4975 of the Code. The Seller, Bear, Stearns & Co. Inc., each Master Servicer or other servicer, any Pool Insurer, any Special Hazard Insurer, the Trustee, and certain of their affiliates might be considered "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition, holding or disposition of Securities by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless an exemption is available. Furthermore, if an investing Plan's assets were deemed to include the Mortgage Loans and not merely an interest in the Securities, transactions occurring in the management of Mortgage Loans might constitute prohibited transactions and the fiduciary investment standards of ERISA could apply to the assets of the Trust Fund, unless an administrative exemption applies.

     ERISA CONSIDERATIONS RELATING TO CERTIFICATES. In DOL Regulation ss.2510.3-101 (the "Plan Asset Regulations"), the U.S. Department of Labor has defined what constitutes Plan assets for purposes of ERISA and Section 4975 of the Code. The Regulation provides that if a Plan makes an investment in an "equity interest" in an entity, the assets of the entity will be considered the assets of such Plan unless certain exceptions apply. The Seller can give no assurance that the Securities will qualify for any of the exceptions under the Regulation. As a result, the Mortgage Loans may be considered the assets of any Plan which acquires Securities, unless some administrative exemption is available.

     The U.S. Department of Labor has issued an administrative exemption, Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), which, under certain conditions, exempts from the application of the prohibited transaction rules of ERISA and the excise tax provisions of Section 4975 of the Code transactions involving a Plan in connection with the operation of a "mortgage pool" and the purchase, sale and holding of "mortgage pool pass-through certificates." A "mortgage pool" is defined as an investment pool, consisting solely of interest bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash. A "mortgage pool pass-through certificate" is defined as a certificate which represents a beneficial undivided interest in a mortgage pool which entitles the holder to pass-through payments of principal and interest from the Mortgage Loans.

     For the exemption to apply, PTCE 83-1 requires that (i) the Seller and the Trustee maintain a system of insurance or other protection for the Mortgage Loans and the property securing such Mortgage Loans, and for indemnifying holders of Certificates against reductions in pass-through payments due to defaults in loan payments or property damage in an amount at least equal to the greater of 1% of the aggregate principal balance of the Mortgage Loans, or 1% of the principal balance of the largest covered pooled Mortgage Loan; (ii) the Trustee may not be an affiliate of the Seller; and (iii) the payments made to and retained by the Seller in connection with the Trust Fund, together with all funds inuring to its benefit for administering the Trust Fund, represent no more than "adequate consideration" for selling the Mortgage Loans, plus reasonable compensation for services provided to the Trust Fund.

     In addition, PTCE 83-1 exempts the initial sale of Certificates to a Plan with respect to which the Seller, the Special Hazard Insurer, the Pool Insurer, the Master Servicer, or other servicer, or the Trustee is a party in interest if the Plan does not pay more than fair market value for such Certificate and the rights and interests evidenced by such Certificate are not subordinated to the rights and interests evidenced by other Certificates of the same pool. PTCE 83-1 also exempts from the prohibited transaction rules any transactions in connection with the servicing and operation of the Mortgage Pool, provided that any payments made to the Master Servicer in connection with the servicing of the Trust Fund are made in accordance with a binding agreement, copies of which must be made available to prospective investors.

     In the case of any Plan with respect to which the Seller, the Master Servicer, the Special Hazard Insurer, the Pool Insurer, or the Trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements:
(i) the initial sale, exchange or transfer of Certificates is expressly approved by an independent fiduciary who has authority to manage and control those plan assets being invested in Certificates; (ii) the Plan pays no more for the Certificates than would be paid in an arm's length transaction; (iii) no investment management, advisory or underwriting fee, sale commission, or similar compensation is paid to the Seller with regard to the sale, exchange or transfer of Certificates to the Plan; (iv) the total value of the Certificates purchased by such Plan does not exceed 25% of the amount issued; and (v) at least 50% of the aggregate amount of Certificates is acquired by persons independent of the Seller, the Trustee, the Master Servicer, and the Special Hazard Insurer or Pool Insurer.

     Before purchasing Certificates, a fiduciary of a Plan should confirm that the Trust Fund is a "mortgage pool," that the Certificates constitute "mortgage pool pass-through certificates," and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. The Plan fiduciary also should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates on behalf of a Plan.

     In addition to PTCE 83-1, the U.S. Department of Labor has issued an individual exemption, Prohibited Transaction Exemption 90-30 ("PTE 90-30"), to Bear, Stearns & Co. Inc., which is applicable to Certificates which meet its requirements whenever Bear, Stearns & Co. Inc. or its affiliate is the sole underwriter, manager or co-manager of an underwriting syndicate, or is the selling or placement agent. PTE 90-30 generally exempts certain transactions from the application of certain of the prohibited transaction provisions of ERISA and the Code provided that certain conditions set forth in PTE 90-30 are satisfied. The exempted transactions include certain transactions relating to the servicing and operation of investment trusts holding assets of the following general categories: single and multifamily residential or commercial mortgages, motor vehicle receivables, consumer or commercial receivables and guaranteed government mortgage pool certificates and the purchase, sale and holding of mortgage-backed or asset-backed pass-through certificates representing beneficial ownership interests in the assets of such investment trusts.

     PTE 90-30 sets forth seven general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by certain Plans must be on terms that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. Second, the rights and interests evidenced by the Certificates must not be subordinated to the rights and interests evidenced by other certificates of the same trust. Third, the Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Services, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. ("Nationally Recognized Rating Agencies"). Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group" which consists of any underwriter as defined in PTE 90-30, the Seller, the Master Servicer, each servicer, the Pool Insurer, the Special Hazard Insurer and any obligor with respect to obligations or receivables constituting more than 5% of the aggregate unamortized principal balance of the obligations or receivables as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by such underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Seller pursuant to the assignment of the obligations or receivables to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any servicer must represent not more than reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, (i) the investment pool consists only of assets of the type enumerated in the exemption and which have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools have been rated in one of the three highest generic rating categories by one of the Nationally Recognized Rating Agencies for at least one year prior to a Plan's acquisition of certificates; and (iii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to a Plan's acquisition of certificates. Finally, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended. The Seller assumes that only Plans which are accredited investors under the federal securities laws will be permitted to purchase the Certificates.

     If the general conditions of PTE 90-30 are satisfied, such exemption may provide an exemption from the restrictions imposed by ERISA and the Code in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of the Certificates by Plans. However, no exemption is provided from the restrictions of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who is a fiduciary with respect to the assets of such Excluded Plan. For purposes of the Certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group. In addition, each Plan's investment in each class of Certificates cannot exceed 25% of the outstanding Certificates in the class, and after the Plan's acquisition of the Certificates, no more than 25% of the assets over which the fiduciary has investment authority are invested in Certificates of a trust containing assets which are sold or serviced by the same entity. Finally, in the case of initial issuance (but not secondary market transactions), at least 50% of each class of Certificates, and at least 50% of the aggregate interests in the trust, must be acquired by persons independent of the Restricted Group.

     On July 21, 1997, the DOL published in the Federal Register a final amendment to the Exemption which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. With respect to the Certificates, the amendment generally allows a portion of the mortgages or receivables ("Loans") supporting payments to holders of Certificates and having a principal amount equal to no more than 25% of the total principal amount of the Certificates to be transferred to the Trust within a 90-day or three-month period following the Closing Date ("DOL Pre-Funding Period"), instead of requiring that all such Loans be either identified or transferred on or before the Closing Date. The relief is effective for transactions occurring on or after May 23, 1997, provided that the following conditions are met:

     (1) The ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Certificates being offered ("Pre-Funding Limit") must not exceed twenty-five percent (25%).

     (2) All Loans transferred after the Closing Date ("Additional Loans") must meet the same terms and conditions for eligibility as the original Loans used to create the Trust, which terms and conditions have been approved by the Rating Agency.

     (3) The transfer of such Additional Loans to the Trust during the DOL Pre-Funding Period must not result in the Certificates receiving a lower credit rating from the Rating Agency upon termination of the DOL Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the Certificates by the Trust.

     (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "average interest rate") for all of the Loans in the Trust Fund at the end of the DOL Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Loans which were transferred to the Trust on the Closing Date.

     (5) Either: (i) the characteristics of the Additional Loans must be monitored by an insurer or other credit support provider which is independent of the Seller; or (ii) an independent accountant retained by the Seller must provide the Seller with a letter (with copies provided to the Rating Agency, the Underwriter and the Trustee) stating whether or not the characteristics of the Additional Loans conform to the characteristics described in the Prospectus, Prospectus Supplement, Private Placement Memorandum ("Offering Documents") and/or the Agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Loans which were transferred as of the Closing Date.

     (6) The DOL Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier, in certain circumstances, if the amount on deposit in the Pre-Funding Account is reduced below the minimum level specified in the Agreement or an event of default occurs under the Agreement.

     (7) Amounts transferred to any Pre-Funding Account and/or Capitalized Interest Account used in connection with the pre-funding may be invested only in investments which are permitted by the Rating Agency and (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by the Rating Agency ("Acceptable Investments").

     (8) The Offering Documents must describe: (i) any Pre-Funding Account and/or Capitalized Interest Account used in connection with a Pre-Funding Account; (ii) the duration of the DOL Pre-Funding Period; (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the Trust Fund; and (iv) that the amounts remaining in the Pre-Funding Account at the end of the DOL Pre-Funding Period will be remitted to holders of Certificates (each a as repayments of principal.

     (9) The Agreement must describe the Acceptable Investments for the Pre-Funding Account and Capitalized Interest Account and, if not disclosed in the Offering Documents, the terms and conditions for eligibility of the Additional Loans.

     Before purchasing a Certificate in reliance on any of these exemptions or any other exemption, a fiduciary of a Plan should itself confirm that requirements set forth in such exemption would be satisfied.

     One or more exemptions may be available, with respect to certain prohibited transactions to which neither PTCE 83-1 nor PTE 90-30 is applicable, depending in part upon the type of Plan fiduciary making the decision to acquire Certificates and the circumstances under which such decision is made, including, but not limited to PTCE 90-1 (regarding investments by insurance company pooled separate accounts), PTCE 91-38 (regarding investments by bank collective investments funds), PTCE 84-14 (regarding transactions effected by "qualified professional asset managers"), PTCE 95-60 (regarding investments by insurance company general accounts) and PTCE 96-23 (regarding transactions effected by "in-house asset managers") (collectively, the "Investor Based Exemptions"). However, even if the conditions specified in either of these exemptions are met, the scope of the relief provided by these exemptions might or might not cover all acts which might be construed as prohibited transactions.

     Each Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to the related Certificates.

     ERISA CONSIDERATIONS RELATING TO THE NOTES. Under the Plan Asset Regulations, the assets of the Trust Fund would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquires an "Equity Interest" in the Trust Fund and none of the exceptions contained in the Plan Asset Regulations is applicable. An equity interest is defined under the Plan Asset Regulations as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Assuming that a Series of Notes is treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations, then such Series of Notes will be eligible for purchase by Plans. However, without regard to whether a Series of Notes is treated as an "equity interest" for such purposes, the acquisition or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Trust Fund or any of its affiliates is or becomes a party in interest or disqualified person with respect to such Plan, or in the event that a Note is purchased in the secondary market and such purchase constitutes a sale or exchange between a Plan and a party in interest or disqualified person with respect to such Plan. There can be no assurance that the Trust Fund or any of its affiliates will not be or become a party in interest or a disqualified person with respect to a Plan that acquires Notes. However, one or more of the Investor Based Exemptions described above may apply to any potential prohibited transactions arising as a consequence of the acquisition, holding and transfer of the Notes.

     ANY PLAN INVESTOR WHO PROPOSES TO USE "PLAN ASSETS" OF ANY PLAN TO PURCHASE SECURITIES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

     A governmental plan as defined in Section (32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or a Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any Similar Law.

     FASIT REGULAR CERTIFICATES WHICH ARE HIGH-YIELD INTERESTS OR FASIT OWNERSHIP CERTIFICATES ARE NOT ELIGIBLE TO BE ACQUIRED BY A PURCHASER WHICH IS ACQUIRING SUCH FASIT CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, A PLAN OR A GOVERNMENTAL PLAN.


                                LEGAL INVESTMENT

SMMEA

     In general, for so long as they are rated in one of the two highest rating categories by a least one nationally recognized statistical rating organization, the Securities will constitute "mortgage related securities" for purposes of SMMEA, and as such, absent state legislation described below, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that under applicable law obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," the Securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain states adopted legislation which limits the ability of insurance companies domiciled in these states to purchase mortgage-related securities, such as the Securities.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with Securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in Securities, and national banks may purchase Securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which included guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), (whether or not the class of Securities under consideration for purchase constitutes a "mortgage related security").

FFIEC POLICY STATEMENT

     The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Comptroller of the Currency and the Office of Thrift Supervision have adopted the Federal Financial Institutions Examination Council's Supervisory Policy Statement on Securities Activities (the "Policy Statement"). Although the National Credit Union Administration has not yet adopted the Policy Statement, it has adopted other regulations affecting mortgage-backed securities and is expected to consider adoption of the Policy Statement. The Policy Statement, among other things, places responsibility on a depository institution to develop and monitor appropriate policies and strategies regarding the investment, sale and trading of securities and restricts an institution's ability to engage in certain types of transactions.

     The Policy Statement and any applicable modifications or supplements thereto should be reviewed prior to the purchase of any Securities by a depository institution. The summary of the Policy Statement contained herein does not purport to be complete and should not be relied upon for purposes of making any regulatory determinations. In addition, any regulator may adopt modifications or supplements to the Policy Statement or additional restrictions on the purchase of mortgage-backed or other securities. Investors are urged to consult their own legal advisors prior to making any determinations with respect to the Policy Statement or other regulatory requirements.

     The Policy Statement provides that a "high-risk mortgage security" is not suitable as an investment portfolio holding for a depository institution. A high-risk mortgage security must be reported in the trading account at market value or as an asset held for sale at the lower of cost or market value and generally may only be acquired to reduce an institution's interest rate risk. However, an institution with strong capital and earnings and adequate liquidity that has a closely supervised trading department is not precluded from acquiring high-risk mortgage securities for trading purposes.

     A depository institution must ascertain and document prior to purchase and no less frequently than annually thereafter that a nonhigh-risk mortgage security held for investment remains outside the high-risk category. If an institution is unable to make these determinations through internal analysis, it must use information derived from a source that is independent of the party from whom the product is being purchased. The institution is responsible for ensuring that the assumptions underlying the analysis and resulting calculations are reasonable. Reliance on analyses and documentation from a securities dealer or other outside party without internal analyses by the institution is unacceptable.

     In general, a high-risk mortgage security is a mortgage derivative product possessing greater price volatility than a benchmark fixed rate 30-year mortgage-backed pass-through security. Mortgage derivative products include CMOs, REMICs, CMO and REMIC residuals and stripped mortgage-backed securities. A mortgage derivative product that, at the time of purchase or at a subsequent testing date, meets any one of three tests will be considered a high-risk mortgage security. When the characteristics of a mortgage derivative product are such that the first two tests cannot be applied (such as interest-only strips), the mortgage derivative product remains subject to the third test.

     The three tests of a high-risk mortgage security are as follows: (i) the mortgage derivative product has an expected weighted average life greater than
10.0 years; (ii) the expected weighted average life of the mortgage derivative product: (a) extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (b) shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; and (iii) the estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

     When performing the price sensitivity test, the same prepayment assumptions and same cash flows that were used to estimate average life sensitivity must be used. The discount rate assumptions should be determined by (i) assuming that the discount rate for the security equals the yield on a comparable average life U.S. Treasury security plus a constant spread, (ii) calculating the spread over Treasury rates from the bid side of the market for the mortgage derivative product, and (iii) assuming the spread remains constant when the Treasury curve shifts up or down 300 basis points. Discounting the cash flows by their respective discount rates estimates a price in the plus or minus 300 basis point environments. The initial price must be determined by the offer side of the market and used as the base price from which the 17% price sensitivity test will be measured.

     Generally, a floating-rate debt class will not be subject to the average life and average life sensitivity tests described above if it bears a rate that, at the time of purchase or at a subsequent testing date, is below the contractual cap on the instrument. An institution may purchase interest rate contracts that effectively uncap the instrument. For purposes of the Policy Statement, a CMO floating-rate debt class is a debt class whose rate adjusts at least annually on a one-for-one basis with the debt class's index. The index must be a conventional, widely-used market interest rate index such as the London Interbank Offered Rate ("LIBOR"). Inverse floating rate debt classes are not included in the definition of a floating rate debt class.

     Securities and other products, whether carried on or off balance sheet (such as CMO swaps but excluding servicing assets), having characteristics similar to those of high-risk mortgage securities, will be subject to the same supervisory treatment as high-risk mortgage securities. Long-maturity holdings of zero coupon, stripped and deep discount OID products which are disproportionately large in relation to the total investment portfolio or total capital of a depository institution are considered an imprudent investment practice. Long-maturity generally means a remaining maturity exceeding 10 years.

GENERALLY

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities, to purchase Securities representing more than a specified percentage of the investor's assets, or to purchase certain types of Securities, such as residual interests or stripped mortgage-backed securities. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors and comply with any other applicable requirements.


                             METHOD OF DISTRIBUTION

     The Securities offered hereby and by the related Prospectus Supplements will be offered in Series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Bear, Stearns & Co. Inc. ("Bear, Stearns"), an affiliate of the Seller, acting as underwriter with other underwriters, if any, named therein. In such event, the related Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Seller. In connection with the sale of the Securities, underwriters may receive compensation from the Seller or from purchasers of the Securities in the form of discounts, concessions or commissions. The related Prospectus Supplement will describe any such compensation paid by the Seller.

     Alternatively, the related Prospectus Supplement may specify that the Securities will be distributed by Bear, Stearns acting as agent or in some cases as principal with respect to Securities that it has previously purchased or agreed to purchase. If Bear, Stearns acts as agent in the sale of Securities, Bear, Stearns will receive a selling commission with respect to each Series of Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance of the Securities sold hereunder as of the Cut-off Date. The exact percentage for each Series of Securities will be disclosed in the related Prospectus Supplement. To the extent that Bear, Stearns elects to purchase Securities as principal, Bear, Stearns may realize losses or profits based upon the difference between its purchase price and the sales price. The related Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Seller and purchasers of Securities of such Series.

     The Seller will indemnify Bear, Stearns and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Bear, Stearns and any underwriters may be required to make in respect thereof.

     In the ordinary course of business, Bear, Stearns and the Seller may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Seller's Mortgage Loans pending the sale of such Mortgage Loans or interests therein, including the Securities.

     The Seller anticipates that the Securities will be sold primarily to institutional investors. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Securities. Securityholders should consult with their legal advisors in this regard prior to any such reoffer or sale.


                                  LEGAL MATTERS

     The legality of the Securities of each Series, including certain federal income tax consequences with respect thereto, will be passed upon for the Seller by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038.


                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each Series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                     RATING

     It is a condition to the issuance of the Securities of each Series offered hereby and by the related Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related Prospectus Supplement.

     Ratings on mortgage-backed securities address the likelihood of receipt by Securityholders of all distributions on the underlying mortgage loans or other assets. These ratings address the structural, legal and issuer-related aspects associated with such Securities, the nature of the underlying mortgage loans or other assets and the credit quality of the guarantor, if any. Ratings on mortgage-backed securities do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, Securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped Securities under certain scenarios might fail to recoup their underlying investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    GLOSSARY

     Unless the context indicates otherwise, the following terms shall have the meanings set forth on the page indicated below:


TERM                                                                    PAGE


Accounts..................................................................35
Accrual Securities........................................................37
Agency Securities..........................................................1
APR........................................................................8
ARM......................................................................103
Available Funds...........................................................36
Bankruptcy Bond...........................................................15
Basis Risk Shortfall......................................................82
Bear, Stearns............................................................121
Buydown Funds........................................................82, 101
Buydown Loans..............................................................6
Call Class................................................................12
Call Securities............................................................1
Callable Class............................................................12
Callable Securities........................................................1
Capitalized Interest Account..............................................10
Cedel.....................................................................40
Certificates...............................................................1
Charter Act...............................................................26
Cleanup Costs.............................................................80
CMO........................................................................9
Code..................................................................16, 81
Collateral Value..........................................................22
Commission.................................................................3
Contracts..................................................................1
Cooperative...............................................................41
Cooperative Loans..........................................................1
Cooperatives...............................................................6
Current Principal Amount..................................................37
Cut-off Date..............................................................12
Debt Securities..........................................................105
Definitive Security.......................................................40
Detailed Description......................................................20
Distribution Date..........................................................3
DTC.......................................................................40
Equity Interest..........................................................117
ERISA.....................................................................19
ES Class..................................................................12
Euroclear.................................................................40
Euroclear Operator........................................................41
European Depositaries.....................................................40
Events of Default.....................................................67, 68
Exchangeable Security.....................................................12
Exchangeable Security Trust Fund..........................................43
Fannie Mae.................................................................1
Fannie Mae Certificates....................................................8
FASIT..................................................................3, 81
FASIT Owner..............................................................100
FASIT Ownership Security..................................................96
FASIT Ownership Security..................................................17
FASIT Regular Securities..............................................17, 96
FASIT Securities..........................................................96
FDIC......................................................................33
Federal Tax Counsel.......................................................81
FHA........................................................................6
FHA Insurance.............................................................35
FHA Loans.................................................................24
FHLMC Act.................................................................27
Freddie Mac................................................................1
Freddie Mac Certificate Group.............................................28
Freddie Mac Certificates...................................................8
FTC Rule..................................................................78
Garn-St Germain Act.......................................................78
GNMA.......................................................................1
GNMA Certificates..........................................................8
GNMA Issuer...............................................................25
Guaranty Agreement........................................................25
High-Yield Interests......................................................96
Holders of Securities.....................................................18
Housing Act...............................................................24
HUD.......................................................................30
Indenture.................................................................35
Insurance Proceeds........................................................59
Insured Expenses..........................................................59
Interest Rate.............................................................12
Investor Based Exemptions................................................117
Lender.....................................................................1
LIBOR....................................................................120
Liquidation Expenses......................................................60
Liquidation Proceeds......................................................60
Loan-to-Value Ratio.......................................................22
Lower Tier REMIC..........................................................91
Manufactured Homes........................................................24
Manufacturer's Invoice Price..............................................22
Master Servicer............................................................1
Master Servicing Agreement................................................23
Mortgage..................................................................58
Mortgage Assets............................................................1
Mortgage Loans.............................................................5
Mortgage Pool..............................................................5
Mortgage Rate..............................................................6
Mortgaged Properties......................................................20
Multifamily Loans..........................................................1
Multiple Variable Rate REMIC Regular Security.............................87
Nationally Recognized Rating Agencies....................................115
NCUA.....................................................................119
Non-Electing Securities...................................................18
Non-REMIC Certificates....................................................18
Notes......................................................................1
OID Regulations...........................................................83
Owners....................................................................40
Participants..............................................................40
Percentage Interests......................................................67
Permitted Investments.....................................................55
Plan.....................................................................114
Plan Asset Regulations...................................................114
PMBS Agreement............................................................29
PMBS Issuer................................................................9
PMBS Servicer..............................................................9
PMBS Trustee...............................................................9
Policy Statement.........................................................119
Pool Insurance Policy.....................................................14
Pool Insurer..............................................................50
Pooling and Servicing Agreement...........................................35
Pre-Funded Amount.........................................................10
Pre-Funding Account.......................................................10
Pre-Funding Period........................................................10
Prepayment Assumption.....................................................84
Presumed Single Qualified Floating Rate...................................86
Presumed Single Variable Rate.............................................87
Primary Insurance Policy..................................................20
Primary Insurer...........................................................64
Principal Prepayments.....................................................37
Private Mortgage-Backed Securities.........................................1
Protected Account.........................................................59
PTCE 83-1................................................................114
PTE 90-30................................................................115
Purchase Price............................................................34
Rating Agency.............................................................15
Record Date...............................................................36
Refinance Loan............................................................22
REIT......................................................................91
Relevant Depositary.......................................................40
Relief Act................................................................80
REMIC..................................................................3, 81
REMIC Regular Securities..........................................16, 17, 82
REMIC Regulations....................................................82, 101
REMIC Residual Securities.................................................17
REMIC Securities..........................................................82
Reserve Account............................................................3
Restricted Group.........................................................115
Retained Interest.........................................................35
RICs......................................................................92
Securities.................................................................1
Securities Account........................................................60
Securities Register.......................................................36
Securityholders............................................................1
Seller..................................................................1, 4
Senior Securities.........................................................11
Series.....................................................................1
Single Family Loans........................................................1
Single Variable Rate REMIC Regular Security...............................87
SMMEA.....................................................................16
Special Hazard Insurance Policy...........................................14
Special Hazard Insurer....................................................51
Strip....................................................................112
Subordinated Securities...................................................11
Sub-Servicer..............................................................16
Sub-Servicing Agreement...................................................61
Superlien.................................................................81
Terms and Conditions......................................................42
Tiered FASITs.............................................................98
Tiered REMICs.............................................................83
Title V...................................................................79
Trust Agreement...........................................................35
Trust Assets...............................................................1
Trust Fund.................................................................1
Trustee...................................................................35
U.S. Government Securities..............................................1, 5
United States person......................................................95
VA ........................................................................6
VA Guarantees.............................................................35
VA Loans..................................................................24
Variable Rate Non-Electing Securities....................................103
Variable Rate REMIC Regular Security......................................86
Yield Supplement Agreement................................................81

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

            SEC Registration Fee...................... $295.00
            Printing and Engraving Expenses...........     *
            Trustee Fees and Expenses.................     *
            Legal Fees and Expenses...................     *
            Blue Sky Fees and Expenses................     *
            Accounting Fees and Expenses..............     *
            Rating Agency Fees........................     *
            Miscellaneous Fees and Expenses...........     *
                                                      ------------
                      Total Expenses..................     *
                                                      ============

*   To be filed by Amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS


         Under Section 7 of the form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling --persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

         The Registrant's By-Laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

         The Pooling and Servicing Agreements, Trust Agreements and Indentures may provide that no director, officer, employee or agent or the Registrant is liable to the Trust Fund or the Securityholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. Such agreements may provide further that, with the exemptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to such agreement and the related Securities, other than such expenses relating to particular Mortgage Loans.

ITEM 16.  EXHIBITS

1.1.     Form of Underwriting Agreement.
3.1.     Certificate of Incorporation of Registrant.*
3.2.     By-laws of Registrant.*
4.1.     Form of Pooling and Servicing Agreement.
4.2      Form of Certificate (included as part of Exhibit 4.1).
4.3      Form of Indenture.**
4.4      Form of Note (included as part of Exhibit 4.3).**
4.5      Form of Trust Agreement.**
4.6      Form of Trust Certificate (included as part of Exhibit 4.5).**
5.1.     Opinion of Stroock & Stroock & Lavan LLP with respect to
         legality.**
8.1. Opinion of Stroock & Stroock & Lavan LLP with respect to federal income tax matters (contained in Exhibit 5.1).**
10.1     Form of Master Servicing Agreement.**
23.1.    Consent of Stroock & Stroock & Lavan LLP (contained in Exhibit 5.1).**
24.1.    Power of Attorney (included as part of signature page).
25.1     Statement of Eligibility and Qualification of Indenture Trustee
         (Form T-1).**
-------------------------
   * Previously filed as an exhibit to the Registrant's Registration Statement (No. 33-62710) on Form S-11 and incorporated herein by reference.
   ** To be filed by amendment.

ITEM 17.  UNDERTAKINGS


     The undersigned registrant hereby undertakes that:

         (1) For purposes of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

         (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         (4) For purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, hat is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (5) To provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

         (6) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a) (3) of the Securities Act;

                  (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         (7) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (8) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bear Stearns Mortgage Securities Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, it believes that the securities rating requirement for use of Form S-3 will be met by the time of sale of the securities and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of New York on April 28, 1998.

                                 BEAR STEARNS MORTGAGE SECURITIES INC.


                                 By:  /S/ JOSEPH T. JURKOWSKI, JR.
                                      Name:  Joseph T. Jurkowski, Jr.
                                      Title: Vice President / Ass't. Sec'y.



                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Jeffrey J. Mayer, William J. Montgoris, Paul M. Friedman and Joseph T. Jurkowski, Jr. or any of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and on his or her behalf to sign, execute and file this Registration Statement and any and all amendments (including, without limitation, post-effective amendments and any amendments increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


   SIGNATURE                              TITLE                                  Date

   /S/ JEFFREY J. MAYER                     Chairman of the Board/ Chief         April 28, 1998
   Jeffrey J. Mayer                         Executive Office (Principal
                                            Executive Officer), President
                                            and Director


   /S/ WILLIAM J. MONTGORIS                 Secretary / Treasurer (Principal     April 28, 1998
   William J. Mortgoris                     Financial and Accounting Officer


   /S/ PAUL M. FRIEDMAN                     Vice President / Assistant           April 28, 1998
   Paul M. Friedman                         Secretary and Director


                                                  REGISTRATION NO. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    EXHIBITS
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                                   (Depositor)
             (Exact name of Registrant as Specified in its Charter)

       Delaware                                           13-3633241
(State of incorporation)              (I.R.S. Employer Identification Number)

                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167
                                 (212) 272-2000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                            -------------------------
                              WILLIAM J. MONTGORIS
                             TREASURER AND SECRETARY
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167
                                 (212) 272-2000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------
                                   Copies to:
                             LOIS L. WEINROTH, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                           --------------------------

                                INDEX TO EXHIBITS


 Exhibit
 NUMBER                EXHIBIT


  1.1.          Form of Underwriting Agreement.

  3.1.          Certificate of Incorporation of Registrant.*

  3.2.          By-laws of Registrant.*

  4.1.          Form of Pooling and Servicing Agreement.

  4.2.          Form of Certificate (included as part of Exhibit 4.1).

  4.3.          Form of Indenture.**

  4.4.          Form of Note (included as part of Exhibit 4.3).**

  4.5.          Form of Trust Agreement.**

  4.6.          Form of Trust Certificate (included as part of Exhibit 4.5).**

  5.1. Opinion of Stroock & Stroock & Lavan LLP with respect to legality.**

  8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal income tax matters (contained in Exhibit 5.1).**

 10.1           Form of Master Servicing Agreement.**

 23.1.          Consent of Stroock & Stroock & Lavan LLP (contained in Exhibit
                5.1)**

 24.1.          Power of Attorney (included as part of signature page).

 25.1. Statement of Eligibility and Qualification of Indenture Trustee (Form T-1).**

---------------------
  * Previously filed as an exhibit to the Registrant's Registration Statement (No. 33-62710) on Form S-11 and incorporated herein by reference.
 **    To be filed by amendment.